Automated Cash Management Trust

(A Portfolio of Money Market Obligations Trust)
Cash II Shares

PROSPECTUS







The Cash II Shares of Automated Cash Management Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market

Obligations Trust (the "Trust"), an open-end management investment company

(a mutual fund). The Fund invests in short-term money market securities to provide stability of principal and current income consistent with stability of principal.





THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY

BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR

GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE

CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE

LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF

$1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO

SO.



This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for

future reference.



The Fund has also filed a Statement of Additional Information dated September

30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the

Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling

1-800-341-7400. To obtain other information, or make inquiries about the

Fund, contact your financial institution. The Statement of Additional

Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the

SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES

AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION

PASSED UPON THE ACCURACY OR ADEQUACY OF THIS

PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



PROSPECTUS DATED SEPTEMBER 30, 1998



TABLE OF CONTENTS


Summary of Fund Expenses   1

Financial Highlights -- Cash II Shares   2

General Information   3

Year 2000 Statement   3

Investment Information   3

Investment Objective   3

Investment Policies   3

Investment Risks   4

Investment Limitations   5


Fund Information   5

Management of the Fund   5


Distribution of Cash II Shares    5

Distribution Plan and Shareholder Services   6

Supplemental Payments to  Financial Institutions   6

Administration of the Fund   6
Administrative Services   6

Net Asset Value   6

How to Purchase Shares   7
Purchasing Shares Through a  Financial Institution   7
Purchasing Shares by Wire   7
Purchasing Shares by Check   7
Invest-by-Phone   7
By Direct Deposit   8
Automatic Investments   8
Subaccounting Services   8
Special Purchase Features   8

How to Redeem Shares   8
Redeeming Shares Through a  Financial Institution   8
Redeeming Shares by Telephone   8
Redeeming Shares by Mail   9
Special Redemption Features   9

Account and Share Information   9
Dividends   9
Capital Gains   9
Account Activity    9
Accounts with Low Balances   9
Voting Rights   9

Tax Information   10
Federal Income Tax   10
State and Local Taxes   10

Other Classes of Shares   10

Performance Information   10

Last Meeting of Shareholders   11

Financial Highlights--Institutional Service Shares   12

Financial Statements   13

Report of Independent Public Accountants   Inside Back Cover






SUMMARY OF FUND EXPENSES







CASH II SHARES
 SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)
None Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable)                                                       None
Redemption Fee (as a percentage of amount redeemed, if applicable)                          None
Exchange Fee                                                                                None
ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver)(1)                                                             0.20%
12b-1 Fee (after waiver)(2)                                                                  0.16%
Total Other Expenses                                                                         0.40%
Shareholder Services Fee                                                            0.25%
Total Operating Expenses(3)                                                                  0.76%






 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is

0.50%.



 (2) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate this voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.25%.



 (3) The total operating expenses would have been 1.15% absent the voluntary waivers of portions of the management fee and the 12b-1 fee.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Cash II Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information" and "How to Purchase

Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.



EXAMPLE
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual
return and (2) redemption at the end of each time period.
1 Year                              $ 8
3 Years                             $24
5 Years                             $42
10 Years                            $94


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE

EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



FINANCIAL HIGHLIGHTS -- CASH II SHARES

AUTOMATED CASH MANAGEMENT TRUST
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on the inside back cover.







                                               YEAR ENDED    PERIOD ENDED
                                                JULY 31,        JULY 31,
                                                  1998           1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD             $ 1.00          $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                              0.05            0.04
LESS DISTRIBUTIONS
Distributions from net investment income          (0.05)          (0.04)
NET ASSET VALUE, END OF PERIOD                   $ 1.00          $ 1.00
TOTAL RETURN(B)                                    5.07%           4.14 %
RATIOS TO AVERAGE NET ASSETS
Expenses                                           0.76%           0.75%*
Net investment income                              4.94%           4.84%*
Expense waiver/reimbursement(c)                    0.38%           0.41%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)        $703,755        $725,267





 * Computed on an annualized basis.



 (a) Reflects operations for the period from September 27, 1996 (date of initial public investment) to July 31, 1997.



 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)



GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a

Declaration of Trust dated October 3, 1988. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has established two classes of shares known as Cash II Shares and Institutional Service Shares.

This prospectus relates only to Cash II Shares of the Fund, which are designed primarily for the retail customers of financial institutions as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term money market securities. A minimum initial investment of $25,000 over a 90-day period is required except for retirement plans.



The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.



YEAR 2000 STATEMENT
Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after

January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900.

Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.




INVESTMENT INFORMATION

INVESTMENT OBJECTIVE


The investment objective of the Fund is to provide stability of principal and current income consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule

2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.



INVESTMENT POLICIES
The Fund pursues its investment objective by investing in a portfolio of money market instruments maturing in 13 months or less. The average maturity of the money market instruments in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise,

the investment policies may not be changed by the Trustees without shareholder approval.



ACCEPTABLE INVESTMENTS
The Fund invests in high quality money market instruments that are either rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:



* instruments of domestic and foreign banks and savings and loans (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances) if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund ("BIF") which is administered by the Federal Deposit

Insurance Corporation ("FDIC") or the Savings Association Insurance Fund

("SAIF") which is administered by the FDIC. These instruments may include

Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit

("Yankee CDs"), and Eurodollar Time Deposits ("ETDs");



 * commercial paper rated A-1 by Standard & Poor's, Prime-1 by Moody's

Investors Service, Inc., or F-1 by Fitch IBCA, Inc., and unrated but of comparable quality, including Canadian Commercial Paper ("CCPs") and

Europaper.



 * marketable obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and


* repurchase agreements.



The Fund invests only in instruments denominated and payable in U.S. dollars.


REPURCHASE AGREEMENTS
Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are

arrangements in which banks, broker/dealers, and other recognized financial institutions sell U. S. government securities or certificates of deposit to the Fund and agree, at the time of sale, to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these

securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the

Fund could receive less than the repurchase price on any sale of such securities.



CREDIT ENHANCEMENT
Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership,

default or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price.



DEMAND FEATURES
As a matter of non-fundamental policy, the Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest)

within a fixed period (usually seven days) following a demand by the Fund.

The demand feature may be issued by the issuer of the underlying securities,

a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy,

receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may purchase short-term U.S. government obligations on a when-issued or delayed delivery basis. These transactions are arrangements in which the

Fund purchases securities with payment and delivery scheduled for a future time. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, not for investment leverage. In when-

issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to deliver the securities may cause the Fund to miss a price or yield considered to be advantageous.

Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.



As a matter of operating policy, the Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so.

In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simul taneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses

upon the sale of such commitments.


RESTRICTED AND ILLIQUID SECURITIES
As a matter of operating policy, the Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.




INVESTMENT RISKS


ECDs, ETDs, Yankee CDs, Canadian Commercial Paper, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Risks may also exist for ECDs,

ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing,

recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.



INVESTMENT LIMITATIONS
The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10%

of the value of its total assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.


FUND INFORMATION

MANAGEMENT OF THE FUND
BOARD OF TRUSTEES
The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.



INVESTMENT ADVISER
Investment decisions for the Fund are made by Federated Management, the

Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.



ADVISORY FEES
The adviser receives an annual investment advisory fee equal to 0.50% of the

Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.



ADVISER'S BACKGROUND
Federated Management, a Delaware business trust, organized on April 11, 1989,

is a registered investment adviser under the Investment Advisers Act of 1940.

It is a subsidiary of Federated Investors, Inc. All of the Class A (voting)

shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Director of Federated Investors,

Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.



Federated Management and other subsidiaries of Federated Investors, Inc.

serve as investment advisers to a number of investment

companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment compa

nies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of

December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more

than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are

presently at work in and through approximately 4,000 financial institutions nationwide.



Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions;

prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.


DISTRIBUTION OF CASH II SHARES

Federated Securities Corp. is the principal distributor for Cash II

Shares of the Fund. It is a Pennsylvania corporation organized on

November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsid iary of Federated Investors, Inc.



DISTRIBUTION PLAN AND SHAREHOLDER SERVICES
Under a distribution plan adopted in accordance with Rule 12b-1 under the

Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of up to 0.25% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.



The Plan is a compensation-type Plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest,

carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.



In addition, the Fund has entered into a Shareholder Services Agreement with

Federated Shareholder Services, a subsidiary of Federated Investors, Inc.,

under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder

Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO
FINANCIAL INSTITUTIONS
In addition to payments made pursuant to the Distribution Plan and Shareholder

Services Agreement, Federated Securities Corp. and Federated Shareholder

Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.


ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES
Federated Services Company, a subsidiary of Federated Investors, Inc.,

provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. specified below:



MAXIMUM                 AVERAGE AGGREGATE
  FEE                    DAILY NET ASSETS
 0.150%           on the first $250 million
 0.125%            on the next $250 million
 0.100%            on the next $250 million
 0.075%       on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least

$125,000 per portfolio and $30,000 per each additional class of shares.

Federated Services Company may choose voluntarily to waive a portion of its fee.


NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Cash II Shares from the value of Fund assets attributable to Cash II

Shares, and dividing the remainder by the number of Cash II Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 5:00 p.m. (Eastern time), Monday through

Friday, except on New Year's Day, Martin Luther King, Jr. Day, Presidents'

Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving

Day, and Christmas Day.


HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock

Exchange is open for business. Shares may be purchased as described below,

either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $25,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.



In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.



PURCHASING SHARES THROUGH A
FINANCIAL INSTITUTION
Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the

Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.



PURCHASING SHARES BY WIRE


Shares may be purchased by wire by calling the Fund before 5:00 p.m. (Eastern time) to place an order. The order is considered received immediately.

Payment by federal funds must be received before 5:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and

Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Automated Cash Management Trust--Cash II Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order

Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted.

Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK
Shares may be purchased by sending a check to Federated Shareholder Services

Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to Automated Cash Management Trust--Cash II Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.



INVEST-BY-PHONE
Once an account has been opened, a shareholder may use invest-by-phone for investments if an authorization form has been filed with Federated

Shareholder Services Company, the transfer agent for shares of the Fund.

Approximately two weeks after sending the form to Federated Shareholder

Services Company, the shareholder may call Federated Shareholder Services

Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.


BY DIRECT DEPOSIT
Shareholders of the Fund may have their Social Security, Railroad Retirement,

VA Compensation or Pension, Civil Service Retirement, and certain other retirement payments invested directly into their Fund account. Shareholders must complete an application and file it with Federated Shareholder Services

Company prior to use of this program. Allow 60 to 90 days for the application to be processed.



AUTOMATIC INVESTMENTS
Investors may establish accounts with their financial institutions to have cash accumulations automatically invested in the Fund. The investments may be made on predetermined dates or when the investor's account reaches a certain level. Participating financial institutions are responsible for prompt transmission of orders relating to the program, and they may charge for their services. Investors should read this prospectus along with the financial institution's agreement or literature describing these services and fees.



SUBACCOUNTING SERVICES
Financial institutions are encouraged to open single master accounts. A subaccounting system is available through the transfer agent to minimize internal recordkeeping requirements. The transfer agent charges a fee based on the level of subaccounting services rendered. Financial institutions may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the financial institution with regard to the services provided,

the fees charged for those services, and any restrictions and limitations imposed.



SPECIAL PURCHASE FEATURES
SYSTEMATIC INVESTMENT PROGRAM
A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an ACH member and invested in Fund shares.

Shareholders should contact their financial institution or the Fund to participate in this program.


HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated

Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value.

Redemption requests must be received in proper form and can be made as described below.



REDEEMING SHARES THROUGH A
FINANCIAL INSTITUTION
Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions.

Customary fees and commissions may be charged by the financial institution for this service.



REDEEMING SHARES BY TELEPHONE


Redemptions in minimum amounts of $1,000 may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 5:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests after that time include that day's dividend,

but will be wired the following business day. Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.





Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or mod ify the telephone redemption privilege, shareholders would be promptly notified.



REDEEMING SHARES BY MAIL
Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600,

Boston, MA 02266-8600. If share certificates have been issued,

they should be sent unendorsed with the written request by registered or certified mail to the address noted above.



The written request should state: the Fund name and the class designation;

the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered.

Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.



Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of

1934. The Fund does not accept signatures guaranteed by a notary public.



SPECIAL REDEMPTION FEATURES
CHECK WRITING
Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment.

However, checks should never be made payable or sent to UMB

Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.



DEBIT CARD
Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.



SYSTEMATIC WITHDRAWAL PROGRAM
If a shareholder's account has a value of at least $25,000, other than retirement accounts subject to required minimum distributions, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank,

savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the

Fund.




ACCOUNT AND SHARE INFORMATION

DIVIDENDS
Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 5:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.



CAPITAL GAINS
The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.



ACCOUNT ACTIVITY
Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.



ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans,

and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.



VOTING RIGHTS
Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote.

The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.



Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the

Trust.


TAX INFORMATION

FEDERAL INCOME TAX
The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.



Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.



STATE AND LOCAL TAXES
Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


OTHER CLASSES OF SHARES

The Fund also offers another class of shares. Institutional Service Shares are sold at net asset value primarily to retail and private banking customers of financial institutions and are subject to a minimum initial investment of

$25,000.



Both classes are subject to certain of the same expenses.



Institutional Service Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.



Expense differences between classes may affect the performance of each class.



To obtain more information and a prospectus for Institutional Service Shares,

investors may call 1-800-341-7400.


PERFORMANCE INFORMATION



From time to time, the Fund advertises its yield, effective yield, and total return. The performance figures will be calculated separately for each class of shares.





Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.



Total return represents the change, over a specified period of time,

in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.



From time to time, advertisements for the Fund may refer to ratings,

rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.



LAST MEETING OF SHAREHOLDERS

A Special Meeting of shareholders of Money Market Obligations Trust was held on April 23, 1998. On February 24, 1998, the record date for shareholders voting at the meeting, there were 28,912,813,604 total outstanding shares.

The following items were considered by shareholders of the Trust and the results of their voting were as follows:



AGENDA ITEM 1: To elect Trustees.*





                                  SHARES VOTED FOR       SHARES WITHHELD AUTHORITY
Thomas G Bigley                     17,186,131,753                91,735,736
John T. Conroy, Jr.                 17,186,450,467                91,417,022
Peter E. Madden                     17,187,792,175                90,075,314
John E. Murray, Jr., J.D., S.J.D.   17,187,671,030                90,196,459



On February 24, 1998, the record date for shareholders of Automated Cash

Management Trust voting at the meeting, there were 28,912,813,604 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:



AGENDA ITEM 2: To approve or disapprove an amendment in the Fund's fundamental investment policy on diversification of its investments.



The results of shareholders voting were as follows:





SHARES VOTED FOR      SHARES VOTED AGAINST SHARES ABSTAIN   BROKER NON-VOTE
   1,065,215,819           76,204,328         32,578,757       13,056,789



AGENDA ITEM 3: To approve or disapprove amending and changing from fundamental to an operating policy the Fund's ability to invest in restricted securities.



The results of shareholders voting were as follows:



SHARES VOTED FOR       SHARES VOTED AGAINST SHARES ABSTAIN   BROKER NON-VOTE
   1,049,128,458           90,756,639         34,113,806       13,056,790



AGENDA ITEM 4: To approve or disapprove removing the Fund's fundamental investment policy on investing in new issuers.



The results of shareholders voting were as follows:


SHARES VOTED FOR      SHARES VOTED AGAINST SHARES ABSTAIN   BROKER NON-VOTE
   1,051,095,975           88,245,518        34,657,411      13,056,789



AGENDA ITEM 5: To approve or disapprove removing the Fund's fundamental investment policy on investing in options.



The results of shareholders voting were as follows:





SHARES VOTED FOR     SHARES VOTED AGAINST SHARES ABSTAIN   BROKER NON-VOTE
   1,026,930,114         111,516,885        35,551,904      13,056,790



 * The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, William J. Copeland, J.
Christopher Donahue, James E. Dowd,
Esq., Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Esq.,
Wesley W. Posvar, and Marjorie P. Smuts.





FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

AUTOMATED CASH MANAGEMENT TRUST
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on the inside back cover.





                                                    THREE

                                                    MONTHS

                                                    ENDED

                        YEAR ENDED JULY 31,         JULY 31,                            YEAR ENDED APRIL 30,

                     1998      1997       1996      1995(A)    1994       1993       1992       1991       1990     1989     1988


NET ASSET

VALUE

BEGINNING OF

PERIOD          $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00   $ 1.00   $ 1.00

INCOME FROM

INVESTMENT

OPERATIONS

Net investment
income            0.05       0.05       0.05       0.01      0.03       0.03       0.05       0.07       0.08     0.08   0.07
LESS

DISTRIBUTIONS

Distributions
from net
investment
income           (0.05)     (0.05)     (0.05)     (0.01)    (0.03)     (0.03)     (0.05)     (0.07)     (0.08)   (0.08) (0.07)
NET ASSET

VALUE,

END OF PERIOD   $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00   $ 1.00   $ 1.00

TOTAL RETURN(B)   5.25%      5.09%      5.20%      1.42%     2.84%      3.11%      5.02%      7.52%      8.69%    8.20%    6.72%

RATIOS TO

AVERAGE NET

ASSETS

Expenses          0.59%      0.58%      0.57%      0.57%*    0.57%      0.56%      0.56%      0.55%      0.55%    0.55%    0.55%
Net investment
income            5.13%      4.97%      5.08%      5.60%*    2.80%      3.07%      4.88%      7.23%      8.32%    7.93%    6.53%
Expense
waiver/
reimbursement
(C)               0.30%      0.33%      0.31%      0.40%*    0.07%      0.04%      0.03%      0.12%      0.09%    0.10%    0.04%

SUPPLEMENTAL

DATA

Net assets,
end of period
(000 omitted) $1,734,061 $1,378,982 $1,274,419 $1,141,043  $975,453 $1,172,170 $1,220,212 $1,464,710 $1,164,013 $943,136
$924,558



 * Computed on an annualized basis.



 (a) For the period from May 1, 1995 to July 31, 1995, the Fund was reorganized into Money Market Obligations Trust effective July 30, 1994. The Fund changed its fiscal year-end from April 30, to July 31, effective October

27, 1994.



 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

AUTOMATED CASH MANAGEMENT TRUST

JULY 31, 1998







PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A)COMMERCIAL PAPER--45.9%
BANKING--14.4%
 $ 50,000,000 Aspen Funding Corp., (Guaranteed by Deutsche Bank, AG), 5.550% - 5.687%,
              8/3/1998 - 8/24/1998                                                                     $   49,951,903
   26,000,000 Commonwealth Bank of Australia, Sydney, 5.645%, 11/12/1998                                   25,591,605
   40,000,000 Cregem North America, Inc., (Guaranteed by Credit Communal de Belgique, Brussles),
              5.500% - 5.515%, 11/9/1998 - 11/17/1998                                                      39,350,872
  123,300,000 Gotham Funding Corp., 5.680% - 5.720%, 8/7/1998 - 8/26/1998                                 123,015,880
   20,000,000 J.P. Morgan & Co., Inc., 5.450%, 12/31/1998                                                  19,539,778
   15,000,000 Svenska Handelsbanken, Inc., (Guaranteed by Svenska Handelsbanken, Stockholm), 5.645%,
              11/12/1998                                                                                   14,764,388
   80,000,000 UBS Finance (Delaware), Inc., (Guaranteed by Union Bank of Switzerland, Zurich),
              5.450% - 5.520%, 8/7/1998 - 12/31/1998                                                       78,489,211
              Total                                                                                       350,703,637
BROKERAGE--4.9%
   42,000,000 Credit Suisse First Boston, Inc., 5.510% - 5.520%, 8/20/1998 - 9/17/1998                     41,783,474
   35,000,000 Merrill Lynch & Co., Inc., 5.520%, 8/24/1998                                                 34,876,567
   44,000,000 Morgan Stanley Group, Inc., 5.520%, 8/31/1998                                                43,797,600
              Total                                                                                       120,457,641
CONSUMER PRODUCTS--1.2%
   30,000,000 Diageo Capital PLC, 5.450%, 12/29/1998                                                       29,318,750
FINANCE - AUTOMOTIVE--2.4%
   35,000,000 Chrysler Financial Corp., 5.530%, 9/14/1998                                                  34,763,439
   25,000,000 General Motors Acceptance Corp., 5.512%, 10/27/1998                                          24,666,983
              Total                                                                                        59,430,422
FINANCE - COMMERCIAL--17.7%
   13,000,000 Asset Securitization Cooperative Corp., 5.520%, 10/30/1998                                   12,820,600
   25,000,000 CIT Group Holdings, Inc., 5.520%, 8/17/1998                                                  24,938,667
   25,000,000 Corporate Asset Funding Co., Inc. (CAFCO), 5.520%, 10/23/1998                                24,681,833
  110,000,000 General Electric Capital Corp., 5.380% - 5.680%, 8/3/1998 - 2/4/1999                        109,060,081
   78,425,000 Greenwich Funding Corp., 5.520% - 5.540%, 8/25/1998 - 9/14/1998                              78,088,507
   15,000,000 Falcon Asset Securitization Corp., 5.550%, 8/21/1998                                         14,953,750
   40,000,000 PREFCO-Preferred Receivables Funding Co., 5.550% - 5.570%, 8/17/1998 - 9/3/1998              39,855,579

AUTOMATED CASH MANAGEMENT TRUST

PRINCIPAL
 AMOUNT                                                                                                      VALUE
(A)COMMERCIAL PAPER--CONTINUED
FINANCE - COMMERCIAL--CONTINUED
$  15,000,000 Receivables Capital Corp., 5.550%, 8/25/1998                                            $    14,944,500
  111,000,000 Sheffield Receivables Corp., 5.525% - 5.600%, 8/3/1998 - 9/3/1998                           110,648,260
              Total                                                                                       429,991,777
FINANCE - RETAIL--4.4%
   25,000,000 Associates Corp. of North America, 5.600%, 8/3/1998                                          24,992,222
   12,725,000 CommoLoCo, (Guaranteed by American General Finance Corp.), 5.470%, 10/15/1998                12,579,988
   50,000,000 Household Finance Corp., 5.690%, 8/3/1998                                                    49,984,194
   20,000,000 New Center Asset Trust, A1+/P1 Series, 5.500%, 8/11/1998                                     19,969,444
              Total                                                                                       107,525,848
INSURANCE--0.9%
   23,000,000 CXC, Inc., 5.520%, 8/10/1998                                                                 22,968,260
              TOTAL COMMERCIAL PAPER                                                                    1,120,396,335
SHORT-TERM NOTES--7.6%
BANKING--1.4%
    4,500,000 SALTS II Cayman Islands Corp., (Bankers Trust International, PLC), 5.737%, 6/17/1999          4,500,000
   30,000,000 SALTS III Cayman Island Corp., (Bankers Trust International, PLC), 5.818% - 5.850%,
              12/18/98 -1/23/1999                                                                          30,000,000
              Total                                                                                        34,500,000
BROKERAGE--0.8%
   20,000,000 Goldman Sachs Group, LP, 5.687%, 10/26/1998                                                  20,000,000
FINANCE - AUTOMOTIVE--2.0%
    5,658,426 Chase Manhattan Auto Owner Trust 1998-B, Class A-1, 5.578%, 5/10/1999                         5,658,426
   11,686,827 Chase Manhattan Auto Owner Trust 1998-C, Class A-1, 5.588%, 7/9/1999                         11,685,618
    6,000,000 Compass Auto Receivables Trust 1998-A, Class A-1, 5.659%, 7/15/1999                           6,000,000
   25,000,000 Ford Credit Auto Owner Trust 1998-C, Class A-2, 5.670%, 6/15/1999                            25,000,000
      120,186 MMCA Auto Owner Trust 1997-1, Class A-1, 5.630%, 11/15/1998                                     120,179
              Total                                                                                        48,464,223
FINANCE - COMMERCIAL--0.8%
   15,000,000 Beta Finance, Inc., 5.790%, 4/8/1999                                                         14,998,973
    5,000,000 (e)Triangle Funding Ltd., 5.687%, 11/16/1998                                                  5,000,000
              Total                                                                                        19,998,973
FINANCE - EQUIPMENT--0.6%
    2,089,824 Caterpillar Financial Asset Trust 1997-B, Class A-1, 5.805%, 11/25/1998                       2,089,824

AUTOMATED CASH MANAGEMENT TRUST

PRINCIPAL
 AMOUNT                                                                                                     VALUE
SHORT-TERM NOTES--CONTINUED
FINANCE - EQUIPMENT--CONTINUED
$   3,651,026 Capita Equipment Receivables Trust 1997-1, Class A-1, 5.800%, 12/15/1998                $     3,650,762
    7,501,199 Green Tree Lease Finance 1997-1 LLC, Class A1, 5.906%, 1/20/1999                              7,501,199
              Total                                                                                        13,241,785
INSURANCE--1.5%
   11,422,869 ContiMortgage Home Equity Loan Trust 1998-2, Class A-1,
(Guaranteed by MBIA), 5.648%, 6/15/1999 11,422,869
   12,864,404 WFS Financial 1998-A Owner Trust, Class A-1, (Guaranteed by FSA), 5.618%, 2/20/1999          12,864,404
   13,200,000 WFS Financial 1998-B Owner Trust, Class A-1, (Guaranteed by FSA), 5.658%, 7/20/1999          13,200,000
              Total                                                                                        37,487,273
RECREATION--0.5%
   11,492,809 GreenTree Recreational, Equipment & Consumer Trust 1998-B, Class
A-1, 5.668%,
              7/15/1999                                                                                    11,492,809
              TOTAL SHORT-TERM NOTES                                                                      185,185,063
CERTIFICATE OF DEPOSIT--7.8%
BANKING--7.8%
   28,000,000 Bankers Trust Co., New York, 5.610% - 5.880%, 10/13/1998 - 5/21/1999                         27,998,251
   30,000,000 Bank of Nova Scotia, Toronto, 5.870%, 4/29/1999                                              29,985,080
   10,000,000 Canadian Imperial Bank of Commerce, Toronto, 5.800%, 4/1/1999                                 9,996,175
   10,000,000 Rabobank Nederland, Utrecht, 5.700%, 1/7/1999                                                 9,994,704
   10,000,000 Svenska Handelsbanken, Stockholm, 5.800%, 4/6/1999                                            9,997,074
  101,000,000 Societe Generale, Paris, 5.690% - 5.970%, 8/13/1998 - 4/28/1999                             100,982,340
              TOTAL CERTIFICATE OF DEPOSIT                                                                188,953,624
LOAN PARTICIPATION--1.3%
FINANCE - EQUIPMENT--1.3%
   31,000,000 PITNEY BOWES CREDIT CORP., 5.675%, 8/10/1998                                                 30,956,228
(B)VARIABLE RATE INSTRUMENTS--23.9%
BANKING--8.0%
   48,000,000 Bankers Trust Co., New York, 5.690%, 8/3/1998                                                47,972,421
    6,000,000 Beverly California Corp., (PNC Bank, N.A. LOC), 5.639%, 8/3/1998                              6,000,000
    4,600,000 Development Authority of Richmond Cty., GA, (PNC Bank, N.A. LOC), 5.639%, 8/3/1998            4,600,000
   20,988,923 (e)Liquid Asset Backed Securities Trust, Series 1997-1, (Westdeutsche Landesbank
              Girozentrale Swap Agreement), 5.656%, 8/19/1998                                              20,988,923
   60,000,000 (e)Liquid Asset Backed Securities Trust, Series 1996-3, (Westdeutsche Landesbank
              Girozentrale Swap Agreement), 5.676%, 8/15/1998                                              60,000,000

AUTOMATED CASH MANAGEMENT TRUST

PRINCIPAL
 AMOUNT                                                                                                       VALUE
(B)VARIABLE RATE INSTRUMENTS--CONTINUED
BANKING--CONTINUED
$  10,000,000 Long Lane Master Trust III, Series 1997-C, 5.749%, 8/3/1998                             $    10,000,000
    6,500,000 Massachusetts IFA, (Kendell Square), (PNC Bank, N.A. LOC), 5.639%, 8/3/1998                   6,500,000
   30,404,684 (e)Rabobank Optional Redemption Trust, Series 1997-101, 5.688%, 10/15/1998                   30,404,684
    2,701,000 Vista Funding Corp., Series 1996-A, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998              2,701,000
    5,250,000 Wendys of Las Vegas and San Antonio, (Huntington National Bank, Columbus, OH LOC),
              5.670%, 8/6/1998                                                                              5,250,000
              Total                                                                                       194,417,028
 ELECTRICAL EQUIPMENT--0.9%
    2,625,609 Marta Leasing Ltd., (Guaranteed by General Electric Co.), 5.639%, 8/3/1998                    2,625,609
   20,181,046 Northwest Airlines, Inc., (Guaranteed by General Electric Co.), 5.639%, 8/3/1998             20,181,046
              Total                                                                                        22,806,655
 FINANCE - RETAIL--2.9%
   40,000,000 (e)Associates Corp. of North America, 5.710%, 8/3/1998                                       39,991,722
   30,000,000 Carco Auto Loan Master Trust 1993-2, Class A1, 5.605%, 8/17/1998                             30,000,000
              Total                                                                                        69,991,722
 INSURANCE--12.1%
   94,500,000 General American Life Insurance Co., 5.850%, 8/23/1998                                       94,500,000
   30,000,000 Jackson National Life Insurance Co., 5.758%, 8/1/1998                                        30,000,000
   46,945,177 (e)Liquid Asset Backed Securities Trust, Series 1997-3 Senior Notes, (Guaranteed by
              AMBAC), 5.658%, 9/28/1998                                                                    46,945,177
   25,000,000 Peoples Security Life Insurance Company, 5.840%, 8/1/1998                                    25,000,000
   25,000,000 SunAmerica Life Insurance Company, 5.758%, 8/1/1998                                          25,000,000
   30,000,000 Transamerica Occidental Life Insurance Co., 5.729%, 8/1/1998                                 30,000,000
   44,000,000 Travelers Insurance Company, 5.739%, 8/1/1998                                                44,000,000
              Total                                                                                       295,445,177
              TOTAL VARIABLE RATE INSTRUMENTS                                                             582,660,582
(A)TIME DEPOSIT--4.5%
BANKING--4.5%
   35,000,000 Mellon Bank N.A., Pittsburgh, 5.687%, 8/3/1998                                               35,000,000
   25,000,000 Royal Bank of Canada, Montreal, 5.687%, 8/3/1998                                             25,000,000
   50,000,000 Toronto-Dominion Bank, 5.687%, 8/3/1998                                                      50,000,000
              TOTAL TIME DEPOSIT                                                                          110,000,000

AUTOMATED CASH MANAGEMENT TRUST

PRINCIPAL
 AMOUNT                                                                                                      VALUE
(C) REPURCHASE AGREEMENTS--8.4%
$  35,800,000 ABN AMRO Chicago Corp., 5.690%, dated 7/31/1998, due 8/3/1998                           $    35,800,000
   10,000,000 Donaldson, Lufkin and Jenrette Securities Corp., 5.620%, dated 7/31/1998, due 8/3/1998       10,000,000
   10,000,000 First Union Capital Markets, 5.630%, dated 7/31/1998, due 8/3/1998                           10,000,000
   50,000,000 Goldman Sachs Group, LP, 5.700%, dated 7/31/1998, due 8/3/1998                               50,000,000
   50,000,000 HSBC Securities, Inc., 5.690%, dated 7/31/1998, due 8/3/1998                                 50,000,000
   50,000,000 Salomon Brothers, Inc., 5.690%, dated 7/31/1998, due 8/3/1998                                50,000,000
              TOTAL REPURCHASE AGREEMENTS                                                                 205,800,000
              TOTAL INVESTMENTS (AT AMORTIZED COST)(D)                                                 $2,423,951,832



 (a) Each issue shows the rate of discount at the time of purchase.



 (b) Variable rate securities with current rate and next demand date.



 (c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.



 (d) Also represents cost for federal tax purposes.



 (e) Denotes a restricted security which is subjected to restrictions on resale under Federal Securities laws. At July 31, 1998, these securities amounted to $203,330,506 which represents 8.3% of net assets.



Note: The categories of investments are shown as a percentage of net assets

($2,437,816,049) at July 31, 1998.



The following acronyms are used throughout this portfolio:



AMBAC--American Municipal Bond Assurance Corporation FSA --Financial Security Assurance IFA --Industrial Finance Authority LLC --Limited Liability Corporation LOC --Letter of Credit LP --Limited Partnership MBIA --Municipal Bond Investors Assurance PLC --Public Limited Company


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

AUTOMATED CASH MANAGEMENT TRUST


JULY 31, 1998





ASSETS
Investments in repurchase agreements                                $  205,800,000
Investments in securities                                            2,218,151,832
Total investments in securities, at amortized cost and value                       $2,423,951,832
Cash                                                                                      367,772
Income receivable                                                                       9,449,946
Receivable for shares sold                                                              9,318,856
Prepaid expenses                                                                          116,099
Total assets                                                                        2,443,204,505
LIABILITIES:
Payable for shares redeemed                                                533,082
Income distribution payable                                              3,979,841
Accrued expenses                                                           875,533
Total liabilities                                                                       5,388,456
NET ASSETS for 2,437,816,049 shares outstanding                                    $2,437,816,049
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SERVICE SHARES:
$1,734,061,104 / 1,734,061,104 shares outstanding                                           $1.00
CASH II SHARES:
$703,754,945 / 703,754,945 shares outstanding                                               $1.00



(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

AUTOMATED CASH MANAGEMENT TRUST


YEAR ENDED JULY 31, 1998



INVESTMENT INCOME:
Interest                                                                                   $131,156,654
EXPENSES:
Investment advisory fee $11,464,630 Administrative personnel and services fee
1,729,582 Custodian fees 156,339 Transfer and dividend disbursing agent fees and expenses 867,245 Directors'/Trustees' fees 18,202 Auditing fees 12,798 Legal fees 12,056 Portfolio accounting fees 166,265 Distribution services fee--Cash II
Shares 1,862,209 Shareholder services fee--Institutional Service Shares
3,870,106 Shareholder services fee--Cash II Shares 1,862,209 Share registration costs 200,931 Printing and postage 127,777 Insurance premiums 70,445
Miscellaneous 38,079 Total expenses 22,458,873 Waivers-- Waiver of investment advisory fee $(6,807,192) Waiver of distribution services fee--Cash II Shares
(648,049) Waiver of shareholder services fee--Institutional Service Shares
(108,363) Total waivers (7,563,604) Net expenses 14,895,269 Net investment income $116,261,385



(See Notes which are an integral part of the Financial Statements)



STATEMENT OF CHANGES IN NET ASSETS

AUTOMATED CASH MANAGEMENT TRUST

                                                                                               YEAR ENDED JULY 31,
                                                                                               1998             1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                                 $    116,261,385  $    91,687,662
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Institutional Service Shares                                                               (79,466,314)     (67,586,616)
Cash II Shares                                                                             (36,795,071)     (24,101,046)
Change in net assets resulting from distributions to shareholders                         (116,261,385)     (91,687,662)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                                            12,100,055,296   10,582,198,767
Net asset value of shares issued to shareholders in payment of distributions declared       83,205,547       63,190,890
Cost of shares redeemed                                                                (11,849,693,675)  (9,815,560,140)
Change in net assets resulting from share transactions                                     333,567,168      829,829,517
Change in net assets                                                                       333,567,168      829,829,517
NET ASSETS:
Beginning of period                                                                      2,104,248,881    1,274,419,364
End of period                                                                         $  2,437,816,049  $ 2,104,248,881


(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

AUTOMATED CASH MANAGEMENT TRUST


JULY 31, 1998


ORGANIZATION
Money Market Obligations Trust (the "Trust") is registered under the

Investment Company Act of 1940, as amended (the "Act") as an open-end,

management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Automated Cash

Management Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is stability of principal and current income consistent with stability of principal.



The Fund offers two classes of shares: Institutional Service Shares and Cash

II Shares.



Effective September 27, 1996, the Trust added Cash II Shares.



SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.



INVESTMENT VALUATIONS
The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.



REPURCHASE AGREEMENTS
It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry

System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions.

Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.



The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").

Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.



INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-

dividend date.



FEDERAL TAXES
It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.



RESTRICTED SECURITIES
Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.



Additional information on each restricted security held at July 31, 1998 is as follows:



SECURITY                                                      ACQUISITION DATE  ACQUISITION COST
Associates Corp. of North America, 5.710%                          12/8/1997      $39,979,200
Liquid Asset Backed Securities Trust, Series 1996-3, 5.676%        8/15/1996       60,000,000
Liquid Asset Backed Securities Trust, Series 1997-1, 5.656%        2/19/1997       20,988,923
Liquid Asset Backed Securities Trust, Series 1997-3, 5.658%        6/27/1997       46,945,177
Rabobank Optional Redemption Trust, Series 1997-101, 5.688%        4/17/1997       30,404,683
Triangle Funding Ltd., 5.687%                                      11/4/1997        5,000,000





USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.



OTHER
Investment transactions are accounted for on the trade date.



SHARES OF BENEFICIAL INTEREST


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At July 31, 1998, capital paid-in aggregated

$2,437,816,049. Transactions in capital stock were as follows:



                                                                           YEAR ENDED JULY 31,
INSTITUTIONAL SERVICE SHARES                                              1998           1997
Shares sold                                                         7,692,911,743   7,323,418,360
Shares issued to shareholders in payment of distributions declared     48,454,343      41,494,370
Shares redeemed                                                    (7,386,286,934) (7,260,350,142)
Net change resulting from Institutional Service Share transactions    355,079,152     104,562,588
CASH II SHARES                                                         YEAR ENDED    PERIOD ENDED
                                                                        JULY 31,       JULY 31,
                                                                          1998         1997(a)
Shares sold                                                         4,407,143,553   3,258,780,407
Shares issued to shareholders in payment of distributions declared     34,751,204      21,696,520
Shares redeemed                                                    (4,463,406,741) (2,555,209,998)
Net change resulting from Cash II Share transactions                  (21,511,984)    725,266,929
Net change resulting from share transactions                          333,567,168     829,829,517



 (a) For the period from September 27, 1996 (date of initial public investment)

through July 31, 1997.



INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY FEE
Federated Management, the Fund's investment adviser (the "Adviser"),

receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.



ADMINISTRATIVE FEE
Federated Services Company ("FServ"), under the Administrative Services

Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the

Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.



DISTRIBUTION SERVICES FEE
The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate

Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class II Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of Cash II

Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.



SHAREHOLDER SERVICES FEE
Under the terms of a Shareholder Services Agreement with Federated

Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.



TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES FServ, through its subsidiary, Federated Shareholder Services Company

("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.



PORTFOLIO ACCOUNTING FEES
Fserv maintains the Fund's accounting records for which it receives a fee.

The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.



GENERAL
Certain of the Officers and Trustees of the Trust are Officers and Directors

or Trustees of the above companies.



YEAR 2000 (UNAUDITED)
Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.




REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of

MONEY MARKET OBLIGATIONS TRUST

(Automated Cash Management Trust):



We have audited the accompanying statement of assets and liabilities of

Automated Cash Management Trust (an investment port

folio of Money Market Obligations Trust, a Massachusetts business trust),

including the schedule of portfolio investments, as of

July 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the

period from May 1, 1995, to July 31, 1995. These financial statements and financial highlights are the responsibility of the

Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Automated Cash Management

Trust -- Institutional Service Shares for the periods ended

April 30, 1987, through April 30, 1994, were audited by other auditors whose report dated June 9, 1994, expressed an unquali fied opinion on those financial highlights.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform

the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstate ment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31,

1998, by correspondence with the custodian and brokers. As to confirmation replies not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting

principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

Automated Cash Management Trust (an investment portfolio of Money Market

Obligations Trust) as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP
Pittsburgh, Pennsylvania

September 25, 1998



[GRAPHIC]
Automated Cash Management Trust
(A Portfolio of Money Market Obligations Trust)
Cash II Shares
PROSPECTUS
SEPTEMBER 30, 1998

An Open-End Management Investment Company



AUTOMATED CASH MANAGEMENT TRUST

CASH II SHARES
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


CUSTODIAN
State Street Bank
and Trust Company
P.O. Box 8600
Boston, MA 02266-8600


TRANSFER AGENT

AND DIVIDEND

DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600


INDEPENDENT

PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 60934N831
G00554-03-CII (9/98)
[GRAPHIC]




Automated Cash Management Trust

(A Portfolio of Money Market Obligations Trust)
Institutional Service Shares

PROSPECTUS



The Institutional Service Shares of Automated Cash Management Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term money market securities to provide stability of principal and current income consistent with stability of principal.



THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated September 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS DATED SEPTEMBER 30, 1998

TABLE OF CONTENTS

Summary of Fund Expenses   1

Financial Highlights-Institutional Service Shares   2

General Information   3

Year 2000 Statement   3

Investment Information   3

Investment Objective   3

Investment Policies   3

Investment Risks   4

Investment Limitations   5

Fund Information   5

Management of the Fund   5

Distribution of Institutional Service Shares   5

Shareholder Services   6

Supplemental Payments to Financial Institutions   6

Administration of the Fund   6

Administrative Services   6

Net Asset Value   6

How to Purchase Shares   6

Purchasing Shares Through a Financial Institution   7

Purchasing Shares by Wire   7

Purchasing Shares by Check   7

Invest-by-Phone   7

By Direct Deposit   7

Automatic Investments   7

Subaccounting Services   7

Special Purchase Features   8

How to Redeem Shares   8

Redeeming Shares Through a Financial Institution   8

Redeeming Shares by Telephone   8

Redeeming Shares by Mail   8

Special Redemption Features   9

Account and Share Information   9

Dividends   9

Capital Gains   9

Account Activity   9

Accounts with Low Balances   9

Voting Rights   9

Tax Information   9

Federal Income Tax   9

State and Local Taxes   10

Other Classes of Shares   10

Performance Information   10

Last Meeting of Shareholders   11

Financial Highlights-Cash II Shares   12

Financial Statements   13

Report of Independent
 Public Accountants   Inside Back Cover


SUMMARY OF FUND EXPENSES


INSTITUTIONAL SERVICE SHARES
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)            None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of
 offering price)                                                                         None
Contingent Deferred Sales Charge (as a percentage of original purchase price
 or redemption proceeds, as applicable)                                                  None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver)(1)                                                         0.20%
12b-1 Fee                                                                                None
Total Other Expenses                                                                     0.39%
Shareholder Services Fee (after waiver)(2)                                        0.24%
Total Operating Expenses(3)                                                              0.59%




 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

 (2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

 (3) The total operating expenses would have been 0.89% absent the voluntary waivers of portions of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information" and "How to Purchase Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.
1 Year                                                 $ 6
3 Years                                               $19
5 Years                                               $33
10 Years                                             $74



THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

AUTOMATED CASH MANAGEMENT TRUST

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on the inside back cover.




                                                    Three
                                                    Months
                                                    Ended
                        Year Ended July 31,         July 31,                            Year Ended April 30,
                     1998      1997       1996      1995(a)    1994       1993       1992       1991       1990
1989     1988
NET ASSET
VALUE
BEGINNING OF
PERIOD             $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00   $ 1.00
$ 1.00
INCOME FROM
INVESTMENT
OPERATIONS
Net investment
income               0.05       0.05       0.05       0.01      0.03       0.03       0.05       0.07       0.08
0.08     0.07
LESS
DISTRIBUTIONS
Distributions
from net
investment
income              (0.05)     (0.05)     (0.05)     (0.01)    (0.03)     (0.03)     (0.05)     (0.07)     (0.08)
(0.08)   (0.07)
NET ASSET
VALUE,
END OF PERIOD      $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $
1.00   $ 1.00
TOTAL RETURN(B)      5.25%      5.09%      5.20%      1.42%     2.84%      3.11%      5.02%      7.52%      8.69%
8.20%    6.72%
RATIOS TO
AVERAGE NET
ASSETS
Expenses             0.59%      0.58%      0.57%      0.57%*    0.57%      0.56%      0.56%      0.55%      0.55%
0.55%    0.55%
Net investment
income               5.13%      4.97%      5.08%      5.60%*    2.80%      3.07%      4.88%      7.23%      8.32%
7.93%    6.53%
Expense
waiver/
reimbursement
(c)                  0.30%      0.33%      0.31%      0.40%*    0.07%      0.04%      0.03%      0.12%      0.09%
0.10%    0.04%
SUPPLEMENTAL
DATA
Net assets,
end of period
(000 omitted)  $1,734,061 $1,378,982 $1,274,419 $1,141,043  $975,453 $1,172,170 $1,220,212 $1,464,710 $1,164,013 $943,136
$924,558




 * Computed on an annualized basis.

 (a) For the period from May 1, 1995 to July 31, 1995, the Fund was reorganized into Money Market Obligations Trust effective July 30, 1994. The Fund changed its fiscal year-end from April 30, to July 31, effective October 27, 1994.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 3, 1988. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has established two classes of shares known as Institutional Service Shares and Cash II Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for retail and private banking customers of financial institutions as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term money market securities. A minimum initial investment of $25,000 over a 90-day period is required except for retirement plans.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.



YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator, and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing, and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.




INVESTMENT INFORMATION

INVESTMENT OBJECTIVE



The investment objective of the Fund is to provide stability of principal and current income consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.



INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of money market instruments maturing in 13 months or less. The average maturity of the money market instruments in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may not be changed by the Trustees without shareholder approval.

ACCEPTABLE INVESTMENTS

The Fund invests in high quality money market instruments that are either rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:


* instruments of domestic and foreign banks and savings and loans (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances) if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund ("BIF") which is administered by the Federal Deposit Insurance Corporation ("FDIC") or the Savings Association Insurance Fund ("SAIF") which is administered by the FDIC. These instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs");

* commercial paper rated A-1 by Standard & Poor's, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch IBCA, Inc., and unrated but of comparable quality, including Canadian Commercial Paper ("CCPs") and Europaper.

* marketable obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and

* repurchase agreements.

The Fund invests only in instruments denominated and payable in U.S. dollars.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree, at the time of sale, to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price.

DEMAND FEATURES

As a matter of non-fundamental investment policy, the Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase short-term U.S. government obligations on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, not for investment leverage. In when- issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to deliver the securities may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

As a matter of operating policy, the Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES


As a matter of operating policy, the Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.


INVESTMENT RISKS

ECDs, ETDs, Yankee CDs, Canadian Commercial Paper, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.


FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trust ees of which are John
F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.


DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.


ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. specified below:


MAXIMUM                AVERAGE AGGREGATE
  FEE                              DAILY NET ASSETS
 0.150%                 on the first $250 million
 0.125%                 on the next $250 million
 0.100%                 on the next $250 million
 0.075%           on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.


NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 5:00 p.m. (Eastern time), Monday through Friday, except on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $25,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE



Shares may be purchased by wire by calling the Fund before 5:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 5:00 p.m. (Eastern) time in order to begin earning dividends that same day. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Automated Cash Management Trust--Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK

Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to Automated Cash Management Trust--Institutional Service Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

INVEST-BY-PHONE

Once an account has been opened, a shareholder may use Invest-by-Phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.

BY DIRECT DEPOSIT

Shareholders of the Fund may have their Social Security, Railroad Retirement, VA Compensation or Pension, Civil Service Retirement, and certain other retirement payments invested directly into their Fund account. Shareholders must complete an application and file it with Federated Shareholder Services Company prior to use of this program. Allow 60 to 90 days for the application to be processed.

AUTOMATIC INVESTMENTS

Investors may establish accounts with their financial institutions to have cash accumulations automatically invested in the Fund. The investments may be made on predetermined dates or when the investor's account reaches a certain level. Participating financial institutions are responsible for prompt transmission of orders relating to the program, and they may charge for their services. Investors should read this prospectus along with the financial institution's agreement or literature describing these services and fees.

SUBACCOUNTING SERVICES

Financial institutions are encouraged to open single master accounts. A subaccounting system is available through the transfer agent to minimize internal recordkeeping requirements. The transfer agent charges a fee based on the level of subaccounting services rendered. Financial institutions may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the financial institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an ACH member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.


HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION

Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

REDEEMING SHARES BY TELEPHONE



Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests before 5:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend, but will be wired the following business day. Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266- 8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $25,000, other than retirement accounts subject to required minimum distributions, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.


ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 5:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

ACCOUNT ACTIVITY

Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.


TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


OTHER CLASSES OF SHARES



The Fund also offers another class of shares. Cash II Shares are sold at net asset value primarily to retail and private banking customers of financial institutions and are subject to a minimum initial investment of $25,000.



Both classes are subject to certain of the same expenses.

Cash II Shares are distributed under a 12b-1 Plan adopted by the Fund and also are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for Cash II Shares, investors may call 1-800-341-7400.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.




LAST MEETING OF SHAREHOLDERS

A Special Meeting of Trust shareholders of Money Market Obligations Trust was held on April 23, 1998. On February 24, 1998, the record date for shareholders voting at the meeting, there were 28,912,813,604 total outstanding shares. The following items were considered by shareholders of the Trust and the results of their voting were as follows:

AGENDA ITEM 1: To elect Trustees.*


                                 SHARES VOTED FOR    SHARES WITHHELD AUTHORITY
Thomas G Bigley                    17,186,131,753           91,735,736
John T. Conroy, Jr.                17,186,450,467           91,417,022
Peter E. Madden                    17,187,792,175           90,075,314
John E. Murray, Jr., JD., S.J.D.   17,187,671,030           90,196,459



On February 24, 1998, the record date for shareholders of Automated Cash Management Trust voting at the meeting, there were 28,912,813,604 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 2: To approve or disprove an amendment in the Fund's fundamental investment policy on diversification of its investments.

The results of shareholders voting were as follows:


SHARES VOTED FOR    SHARES VOTED AGAINST   SHARES ABSTAIN   BROKER NON-VOTE
  1,065,215,819          76,204,328          32,578,757       13,056,789



AGENDA ITEM 3: To approve or disapprove amending and changing from fundamental to an operating policy the Fund's ability to invest in restricted securities.

The results of shareholders voting were as follows:


SHARES VOTED FOR   SHARES VOTED AGAINST   SHARES ABSTAIN   BROKER NON-VOTE
 1,049,128,458          90,756,639          34,113,806       13,056,790



AGENDA ITEM 4: To approve or disapprove removing the Fund's fundamental investment policy on investing in new issuers.

The results of shareholders voting were as follows:


SHARES VOTED FOR   SHARES VOTED AGAINST   SHARES ABSTAIN   BROKER NON-VOTE
 1,051,095,975          88,245,518          34,657,411        13,056,789



AGENDA ITEM 5: To approve or disapprove removing the Fund's fundamental investment policy on investing in options.

The results of shareholders voting were as follows:


SHARES VOTED FOR   SHARES VOTED AGAINST   SHARES ABSTAIN   BROKER NON-VOTE
 1,026,930,114          111,516,885         35,551,904        13,056,790



 * The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, William J. Copeland, J. Christopher Donahue, James E. Dowd, Esq., Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Esq., Wesley W. Posvar, and Marjorie P. Smuts.




FINANCIAL HIGHLIGHTS--CASH II SHARES

AUTOMATED CASH MANAGEMENT TRUST

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on the inside back cover.


                                            YEAR ENDED     PERIOD ENDED
                                             JULY 31,         JULY 31,
                                              1998           1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD         $ 1.00           $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                          0.05             0.04
LESS DISTRIBUTIONS
Distributions from net investment income      (0.05)           (0.04)
NET ASSET VALUE, END OF PERIOD               $ 1.00           $ 1.00
TOTAL RETURN(B)                                5.07%            4.14%
RATIOS TO AVERAGE NET ASSETS
Expenses                                       0.76%            0.75%*
Net investment income                          4.94%            4.84%*
Expense waiver/reimbursement(c)                0.38%            0.41%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)    $703,755         $725,267




 * Computed on an annualized basis.

 (a) Reflects operations for the period from September 27, 1996 (date of initial public investment) to July 31, 1997.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


(See Notes which are an integral part of the Financial Statements)


PORTFOLIO OF INVESTMENTS

AUTOMATED CASH MANAGEMENT TRUST


JULY 31, 1998


PRINCIPAL
 AMOUNT                                                                                                      VALUE
(A) COMMERCIAL PAPER--45.9%
BANKING--14.4%
 $ 50,000,000 Aspen Funding Corp., (Guaranteed by Deutsche Bank, AG), 5.550% - 5.687%,
              8/3/1998 - 8/24/1998                                                                     $   49,951,903
   26,000,000 Commonwealth Bank of Australia, Sydney, 5.645%, 11/12/1998                                   25,591,605
   40,000,000 Cregem North America, Inc., (Guaranteed by Credit Communal de Belgique, Brussles),
              5.500%- 5.515%, 11/9/1998 - 11/17/1998                                                      39,350,872
  123,300,000 Gotham Funding Corp., 5.680% - 5.720%, 8/7/1998 - 8/26/1998                                 123,015,880
   20,000,000 J.P. Morgan & Co., Inc., 5.450%, 12/31/1998                                                  19,539,778
   15,000,000 Svenska Handelsbanken, Inc., (Guaranteed by Svenska Handelsbanken, Stockholm), 5.645%,
              11/12/1998                                                                                   14,764,388
   80,000,000 UBS Finance (Delaware), Inc., (Guaranteed by Union Bank of Switzerland, Zurich),
              5.450% - 5.520%, 8/7/1998 - 12/31/1998                                                       78,489,211
                Total                                                                                     350,703,637
BROKERAGE--4.9%
   42,000,000 Credit Suisse First Boston, Inc., 5.510% - 5.520%, 8/20/1998 - 9/17/1998                     41,783,474
   35,000,000 Merrill Lynch & Co., Inc., 5.520%, 8/24/1998                                                 34,876,567
   44,000,000 Morgan Stanley Group, Inc., 5.520%, 8/31/1998                                                43,797,600
                Total                                                                                     120,457,641
CONSUMER PRODUCTS--1.2%
   30,000,000 Diageo Capital PLC, 5.450%, 12/29/1998                                                       29,318,750
FINANCE - AUTOMOTIVE--2.4%
   35,000,000 Chrysler Financial Corp., 5.530%, 9/14/1998                                                  34,763,439
   25,000,000 General Motors Acceptance Corp., 5.512%, 10/27/1998                                          24,666,983
                Total                                                                                      59,430,422
FINANCE - COMMERCIAL--17.7%
   13,000,000 Asset Securitization Cooperative Corp., 5.520%, 10/30/1998                                   12,820,600
   25,000,000 CIT Group Holdings, Inc., 5.520%, 8/17/1998                                                  24,938,667
   25,000,000 Corporate Asset Funding Co., Inc. (CAFCO), 5.520%, 10/23/1998                                24,681,833
  110,000,000 General Electric Capital Corp., 5.380% - 5.680%, 8/3/1998 - 2/4/1999                        109,060,081
   78,425,000 Greenwich Funding Corp., 5.520% - 5.540%, 8/25/1998 - 9/14/1998                              78,088,507
   15,000,000 Falcon Asset Securitization Corp., 5.550%, 8/21/1998                                         14,953,750
   40,000,000 PREFCO-Preferred Receivables Funding Co., 5.550% - 5.570%, 8/17/1998 - 9/3/1998              39,855,579


AUTOMATED CASH MANAGEMENT TRUST



PRINCIPAL
 AMOUNT                                                                                                    VALUE
(A) COMMERCIAL PAPER--CONTINUED
FINANCE - COMMERCIAL--CONTINUED
$  15,000,000 Receivables Capital Corp., 5.550%, 8/25/1998                                            $    14,944,500
  111,000,000 Sheffield Receivables Corp., 5.525% - 5.600%, 8/3/1998 - 9/3/1998                           110,648,260
                Total                                                                                     429,991,777
FINANCE - RETAIL--4.4%
   25,000,000 Associates Corp. of North America, 5.600%, 8/3/1998                                          24,992,222
   12,725,000 CommoLoCo, (Guaranteed by American General Finance Corp.), 5.470%, 10/15/1998                12,579,988
   50,000,000 Household Finance Corp., 5.690%, 8/3/1998                                                    49,984,194
   20,000,000 New Center Asset Trust, A1+/P1 Series, 5.500%, 8/11/1998                                     19,969,444
                Total                                                                                     107,525,848
INSURANCE--0.9%
   23,000,000 CXC, Inc., 5.520%, 8/10/1998                                                                 22,968,260
                TOTAL COMMERCIAL PAPER                                                                  1,120,396,335
SHORT-TERM NOTES--7.6%
BANKING--1.4%
    4,500,000 SALTS II Cayman Islands Corp., (Bankers Trust International, PLC), 5.737%, 6/17/1999          4,500,000
   30,000,000 SALTS III Cayman Island Corp., (Bankers Trust International, PLC), 5.818% - 5.850%,
              12/18/98- 1/23/1999                                                                         30,000,000
                Total                                                                                      34,500,000
BROKERAGE--0.8%
   20,000,000 Goldman Sachs Group, LP, 5.687%, 10/26/1998                                                  20,000,000
FINANCE - AUTOMOTIVE--2.0%
    5,658,426 Chase Manhattan Auto Owner Trust 1998-B, Class A-1, 5.578%, 5/10/1999                         5,658,426
   11,686,827 Chase Manhattan Auto Owner Trust 1998-C, Class A-1, 5.588%, 7/9/1999                         11,685,618
    6,000,000 Compass Auto Receivables Trust 1998-A, Class A-1, 5.659%, 7/15/1999                           6,000,000
   25,000,000 Ford Credit Auto Owner Trust 1998-C, Class A-2, 5.670%, 6/15/1999                            25,000,000
      120,186 MMCA Auto Owner Trust 1997-1, Class A-1, 5.630%, 11/15/1998                                     120,179
                Total                                                                                      48,464,223
FINANCE - COMMERCIAL--0.8%
   15,000,000 Beta Finance, Inc., 5.790%, 4/8/1999                                                         14,998,973
    5,000,000 (e)Triangle Funding Ltd., 5.687%, 11/16/1998                                                  5,000,000
                Total                                                                                      19,998,973
FINANCE - EQUIPMENT--0.6%
    2,089,824 Caterpillar Financial Asset Trust 1997-B, Class A-1, 5.805%, 11/25/1998                       2,089,824

AUTOMATED CASH MANAGEMENT TRUST



PRINCIPAL
 AMOUNT                                                                                                    VALUE
SHORT-TERM NOTES--CONTINUED
FINANCE - EQUIPMENT--CONTINUED
$3,651,026 Capita Equipment Receivables Trust 1997-1, Class A-1, 5.800%,
    12/15/1998 $3,650,762 7,501,199 Green Tree Lease Finance 1997-1 LLC, Class
    A-1, 5.906%, 1/20/1999 7,501,199
                Total                                                                                      13,241,785
INSURANCE--1.5%
   11,422,869 ContiMortgage Home Equity Loan Trust 1998-2, Class A-1, (Guaranteed by MBIA), 5.648%,
              6/15/1999                                                                                    11,422,869
   12,864,404 WFS Financial 1998-A Owner Trust, Class A-1, (Guaranteed by FSA), 5.618%, 2/20/1999          12,864,404
   13,200,000 WFS Financial 1998-B Owner Trust, Class A-1, (Guaranteed by FSA), 5.658%, 7/20/1999          13,200,000
                Total                                                                                      37,487,273
RECREATION--0.5%
   11,492,809 GreenTree Recreational, Equipment & Consumer Trust 1998-B, Class
A-1, 5.668%,
              7/15/1999                                                                                    11,492,809
                TOTAL SHORT-TERM NOTES                                                                    185,185,063
CERTIFICATE OF DEPOSIT--7.8%
BANKING--7.8%
   28,000,000 Bankers Trust Co., New York, 5.610% - 5.880%, 10/13/1998 - 5/21/1999                         27,998,251
   30,000,000 Bank of Nova Scotia, Toronto, 5.870%, 4/29/1999                                              29,985,080
   10,000,000 Canadian Imperial Bank of Commerce, Toronto, 5.800%, 4/1/1999                                 9,996,175
   10,000,000 Rabobank Nederland, Utrecht, 5.700%, 1/7/1999                                                 9,994,704
   10,000,000 Svenska Handelsbanken, Stockholm, 5.800%, 4/6/1999                                            9,997,074
  101,000,000 Societe Generale, Paris, 5.690% - 5.970%, 8/13/1998 - 4/28/1999                             100,982,340
                TOTAL CERTIFICATE OF DEPOSIT                                                              188,953,624
LOAN PARTICIPATION--1.3%
FINANCE - EQUIPMENT--1.3%
   31,000,000 PITNEY BOWES CREDIT CORP., 5.675%, 8/10/1998                                                 30,956,228
(B)VARIABLE RATE INSTRUMENTS--23.9%
BANKING--8.0%
   48,000,000 Bankers Trust Co., New York, 5.690%, 8/3/1998                                                47,972,421
    6,000,000 Beverly California Corp., (PNC Bank, N.A. LOC), 5.639%, 8/3/1998                              6,000,000
    4,600,000 Development Authority of Richmond Cty., GA, (PNC Bank, N.A. LOC), 5.639%, 8/3/1998            4,600,000
   20,988,923 (e)Liquid Asset Backed Securities Trust, Series 1997-1, (Westdeutsche Landesbank
              Girozentrale Swap Agreement), 5.656%, 8/19/1998                                              20,988,923
   60,000,000 (e)Liquid Asset Backed Securities Trust, Series 1996-3, (Westdeutsche Landesbank
              Girozentrale Swap Agreement), 5.676%, 8/15/1998                                              60,000,000

AUTOMATED CASH MANAGEMENT TRUST



PRINCIPAL
 AMOUNT                                                                                                    VALUE
(B)VARIABLE RATE INSTRUMENTS - CONTINUED
BANKING--CONTINUED
$  10,000,000 Long Lane Master Trust III, Series 1997-C, 5.749%, 8/3/1998                                                $
10,000,000
    6,500,000 Massachusetts IFA, (Kendell Square), (PNC Bank, N.A. LOC), 5.639%, 8/3/1998                   6,500,000
   30,404,684 (e)Rabobank Optional Redemption Trust, Series 1997-101, 5.688%, 10/15/1998                   30,404,684
    2,701,000 Vista Funding Corp., Series 1996-A, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998              2,701,000
    5,250,000 Wendys of Las Vegas and San Antonio, (Huntington National Bank, Columbus, OH LOC),
              5.670%, 8/6/1998                                                                              5,250,000
                Total                                                                                     194,417,028
 ELECTRICAL EQUIPMENT--0.9%
    2,625,609 Marta Leasing Ltd., (Guaranteed by General Electric Co.), 5.639%, 8/3/1998                    2,625,609
   20,181,046 Northwest Airlines, Inc., (Guaranteed by General Electric Co.), 5.639%, 8/3/1998             20,181,046
                Total                                                                                      22,806,655
 FINANCE - RETAIL--2.9%
   40,000,000 (e)Associates Corp. of North America, 5.710%, 8/3/1998                                       39,991,722
   30,000,000 Carco Auto Loan Master Trust 1993-2, Class A1, 5.605%, 8/17/1998                             30,000,000
                Total                                                                                      69,991,722
 INSURANCE--12.1%
   94,500,000 General American Life Insurance Co., 5.850%, 8/23/1998                                       94,500,000
   30,000,000 Jackson National Life Insurance Co., 5.758%, 8/1/1998                                        30,000,000
   46,945,177 (e)Liquid Asset Backed Securities Trust, Series 1997-3 Senior Notes, (Guaranteed by
              AMBAC), 5.658%, 9/28/1998                                                                    46,945,177
   25,000,000 Peoples Security Life Insurance Company, 5.840%, 8/1/1998                                    25,000,000
   25,000,000 SunAmerica Life Insurance Company, 5.758%, 8/1/1998                                          25,000,000
   30,000,000 Transamerica Occidental Life Insurance Co., 5.729%, 8/1/1998                                 30,000,000
   44,000,000 Travelers Insurance Company, 5.739%, 8/1/1998                                                44,000,000
                Total                                                                                     295,445,177
                TOTAL VARIABLE RATE INSTRUMENTS                                                           582,660,582
(A)TIME DEPOSIT--4.5%
BANKING--4.5%
   35,000,000 Mellon Bank N.A., Pittsburgh, 5.687%, 8/3/1998                                               35,000,000
   25,000,000 Royal Bank of Canada, Montreal, 5.687%, 8/3/1998                                             25,000,000
   50,000,000 Toronto-Dominion Bank, 5.687%, 8/3/1998                                                      50,000,000
                TOTAL TIME DEPOSIT                                                                        110,000,000

AUTOMATED CASH MANAGEMENT TRUST



PRINCIPAL
 AMOUNT                                                                                                    VALUE
(C) REPURCHASE AGREEMENTS - 8.4%
$  35,800,000 ABN AMRO Chicago Corp., 5.690%, dated 7/31/1998, due 8/3/1998                                     $
35,800,000
   10,000,000 Donaldson, Lufkin and Jenrette Securities Corp., 5.620%, dated 7/31/1998, due 8/3/1998       10,000,000
   10,000,000 First Union Capital Markets, 5.630%, dated 7/31/1998, due 8/3/1998                           10,000,000
   50,000,000 Goldman Sachs Group, LP, 5.700%, dated 7/31/1998, due 8/3/1998                               50,000,000
   50,000,000 HSBC Securities, Inc., 5.690%, dated 7/31/1998, due 8/3/1998                                 50,000,000
   50,000,000 Salomon Brothers, Inc., 5.690%, dated 7/31/1998, due 8/3/1998                                50,000,000
                TOTAL REPURCHASE AGREEMENTS                                                               205,800,000
                TOTAL INVESTMENTS (AT AMORTIZED COST)(D)                                               $2,423,951,832




 (a) Each issue shows the rate of discount at the time of purchase.

 (b) Variable rate securities with current rate and next demand date.

 (c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

 (d) Also represents cost for federal tax purposes.

 (e) Denotes a restricted security which is subjected to restrictions on resale under Federal Securities laws. At July 31, 1998, these securities amounted to $203,330,506 which represents 8.3% of net assets.

Note: The categories of investments are shown as a percentage of net assets ($2,437,816,049) at July 31, 1998.



The following acronyms are used throughout this portfolio:

AMBAC - American Municipal Bond Assurance Corporation FSA - Financial Security Assurance IFA - Industrial Finance Authority LLC - Limited Liability Corporation LOC - Letter of Credit LP - Limited Partnership MBIA - Municipal Bond Investors Assurance PLC - Public Limited Company


(See Notes which are an integral part of the Financial Statements)


STATEMENT OF ASSETS AND LIABILITIES

AUTOMATED CASH MANAGEMENT TRUST


JULY 31, 1998


ASSETS
Investments in repurchase agreements                                $  205,800,000
Investments in securities                                            2,218,151,832
Total investments in securities, at amortized cost and value                       $2,423,951,832
Cash                                                                                      367,772
Income receivable                                                                       9,449,946
Receivable for shares sold                                                              9,318,856
Prepaid expenses                                                                          116,099
Total assets                                                                        2,443,204,505
LIABILITIES:
Payable for shares redeemed                                                533,082
Income distribution payable                                              3,979,841
Accrued expenses                                                           875,533
Total liabilities                                                                       5,388,456
NET ASSETS for 2,437,816,049 shares outstanding                                    $2,437,816,049
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SERVICE SHARES:
$1,734,061,104 / 1,734,061,104 shares outstanding                                           $1.00
CASH II SHARES:
$703,754,945 / 703,754,945 shares outstanding                                               $1.00




(See Notes which are an integral part of the Financial Statements)


STATEMENT OF OPERATIONS

AUTOMATED CASH MANAGEMENT TRUST


YEAR ENDED JULY 31, 1998

INVESTMENT INCOME:
Interest                                                                                  $131,156,654
EXPENSES:
Investment advisory fee                                                      $11,464,630
Administrative personnel and services fee                                      1,729,582
Custodian fees                                                                   156,339
Transfer and dividend disbursing agent fees and expenses                         867,245
Directors'/Trustees' fees                                                         18,202
Auditing fees                                                                     12,798
Legal fees                                                                        12,056
Portfolio accounting fees                                                        166,265
Distribution services feeCash II Shares                                       1,862,209
Shareholder services feeInstitutional Service Shares                          3,870,106
Shareholder services feeCash II Shares                                        1,862,209
Share registration costs                                                         200,931
Printing and postage                                                             127,777
Insurance premiums                                                                70,445
Miscellaneous                                                                     38,079
Total expenses                                                                22,458,873
Waivers
Waiver of investment advisory fee                               $(6,807,192)
Waiver of distribution services feeCash II Shares                 (648,049)
Waiver of shareholder services feeInstitutional Service Shares    (108,363)
Total waivers                                                                 (7,563,604)
Net expenses                                                                                14,895,269
Net investment income                                                                     $116,261,385




(See Notes which are an integral part of the Financial Statements)


STATEMENT OF CHANGES IN NET ASSETS

AUTOMATED CASH MANAGEMENT TRUST


                                                                                               YEAR ENDED JULY 31,
                                                                                             1998             1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                                 $    116,261,385  $    91,687,662
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Institutional Service Shares                                                               (79,466,314)     (67,586,616)
Cash II Shares                                                                             (36,795,071)     (24,101,046)
Change in net assets resulting from distributions to shareholders                         (116,261,385)     (91,687,662)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                                            12,100,055,296   10,582,198,767
Net asset value of shares issued to shareholders in payment of distributions declared       83,205,547       63,190,890
Cost of shares redeemed                                                                (11,849,693,675)  (9,815,560,140)
Change in net assets resulting from share transactions                                     333,567,168      829,829,517
Change in net assets                                                                       333,567,168      829,829,517
NET ASSETS:
Beginning of period                                                                      2,104,248,881    1,274,419,364
End of period                                                                         $  2,437,816,049  $ 2,104,248,881




(See Notes which are an integral part of the Financial Statements)


NOTES TO FINANCIAL STATEMENTS

AUTOMATED CASH MANAGEMENT TRUST

JULY 31, 1998

ORGANIZATION

Money Market Obligations Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Automated Cash Management Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is stability of principal and current income consistent with stability of principal.

The Fund offers two classes of shares: Institutional Service Shares and Cash II Shares.

Effective September 27, 1996, the Trust added Cash II Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at July 31, 1998 is as follows:


SECURITY                                                     ACQUISITION DATE  ACQUISITION COST
Associates Corp. of North America, 5.710%                          12/8/1997     $ 39,979,200
Liquid Asset Backed Securities Trust, Series 1996-3, 5.676%        8/15/1996       60,000,000
Liquid Asset Backed Securities Trust, Series 1997-1, 5.656%        2/19/1997       20,988,923
Liquid Asset Backed Securities Trust, Series 1997-3, 5.658%        6/27/1997       46,945,177
Rabobank Optional Redemption Trust, Series 1997-101, 5.688%        4/17/1997       30,404,683
Triangle Funding Ltd., 5.687%                                      11/4/1997        5,000,000



USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At July 31, 1998, capital paid-in aggregated $2,437,816,049. Transactions in capital stock were as follows:


                                                                          YEAR ENDED JULY 31,
INSTITUTIONAL SERVICE SHARES                                           1998           1997
Shares sold                                                         7,692,911,743   7,323,418,360
Shares issued to shareholders in payment of distributions declared     48,454,343      41,494,370
Shares redeemed                                                    (7,386,286,934) (7,260,350,142)
Net change resulting from Institutional Service Share transactions    355,079,152     104,562,588


                                                                     YEAR ENDED      PERIOD ENDED
                                                                       JULY 31,        JULY 31,
CASH II SHARES                                                          1998           1997(A)
Shares sold                                                         4,407,143,553   3,258,780,407
Shares issued to shareholders in payment of distributions declared     34,751,204      21,696,520
Shares redeemed                                                    (4,463,406,741) (2,555,209,998)
Net change resulting from Cash II Share transactions                  (21,511,984)    725,266,929
Net change resulting from share transactions                          333,567,168     829,829,517



 (a) For the period from September 27, 1996 (date of initial public investment) through July 31, 1997.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class II Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of Cash II Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

Fserv maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MONEY MARKET OBLIGATIONS TRUST (Automated Cash Management Trust):



We have audited the accompanying statement of assets and liabilities of Automated Cash Management Trust (an investment portfolio of Money Market Obligations Trust, a Massachusetts business trust), including the schedules of portfolio investments, as of July 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from May 1, 1995, to July 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Automated Cash Management Trust - Institutional Service Shares for the periods ended April 30, 1987, through April 30, 1994, were audited by other auditors whose report dated June 9, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. As to confirmation replies not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Automated Cash Management Trust (an investment portfolio of Money Market Obligations Trust) as of July 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
September 25, 1998




(graphic)

Automated Cash Management Trust

(A Portfolio of Money Market Obligations Trust)

Institutional Service Shares

PROSPECTUS
SEPTEMBER 30, 1998

An Open-End Management
Investment Company

AUTOMATED CASH MANAGEMENT TRUST
INSTITUTIONAL SERVICE SHARES

Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

Federated Management

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

CUSTODIAN

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP

2100 One PPG Place

Pittsburgh, PA 15222

[Graphic]

Cusip 60934N864
G00554-01-SS (9/98)

[Graphic]








AUTOMATED CASH MANAGEMENT TRUST

(A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST)
CASH II SHARES
INSTITUTIONAL SERVICE SHARES

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectuses of Automated Cash Management Trust (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust") dated September 30, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.



AUTOMATED CASH MANAGEMENT TRUST
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000



Statement dated September 30, 1998

(graphic)
Federated Investors
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 60934N864
Cusip 60934N831
G00554-02 (9/98)

(graphic)

TABLE OF CONTENTS

FUND HISTORY  1

INVESTMENT POLICIES  1

Acceptable Investments  1

U.S. Government Securities  1

Bank Instruments  1

Ratings  1

When-Issued and Delayed Delivery Transactions  1

Repurchase Agreements  1

Reverse Repurchase Agreements  2

Credit Enhancement  2

Restricted and Illiquid Securities  2

INVESTMENT LIMITATIONS  2

Selling Short and Buying on Margin  2

Issuing Senior Securities and Borrowing Money  2

Pledging Assets  2

Lending Cash or Securities  2

Investing in Commodities, Minerals, or Real Estate  3

Underwriting  3

Concentration of Investments  3

Acquiring Securities  3

Investing in Issuers Whose Securities are Owned
  by Officers and Trustees  3

Investing in Restricted and Illiquid Securities  3

Regulatory Compliance  3

MONEY MARKET OBLIGATIONS TRUST MANAGEMENT  4

Share Ownership  7

Trustee Compensation  8

Trustee Liability  8

INVESTMENT ADVISORY SERVICES  8

Investment Adviser  8

Advisory Fees  9

BROKERAGE TRANSACTIONS   9

OTHER SERVICES  9

Fund Administration  9

Custodian and Portfolio Accountant  9

Transfer Agent  9

Independent Public Accountants  9

Distribution Plan and Shareholder Services  10

DETERMINING NET ASSET VALUE  10

REDEMPTION IN KIND  10

MASSACHUSETTS PARTNERSHIP LAW   11

THE FUND'S TAX STATUS  11

PERFORMANCE INFORMATION  11

Yield  11

Effective Yield  11

Total Return  11

Performance Comparisons  12

Economic and Market Information  12

ABOUT FEDERATED INVESTORS, INC.  12

Mutual Fund Market  13

Institutional Clients  13

Bank Marketing  13

Broker/Dealers and Bank Broker/
  Dealer Subsidiaries  13

FUND HISTORY

Effective July 30, 1994, Automated Cash Management Trust was reorganized into an investment portfolio of Money Market Obligations Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. The Trust consists of six diversified portfolios.

INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may not be changed by the Board of Trustees (the "Trustees") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

U.S. GOVERNMENT SECURITIES

The types of U.S. government securities in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

* the full faith and credit of the U.S. Treasury;

* the issuer's right to borrow from the U.S. Treasury;

* the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

* the credit of the agency or instrumentality issuing the obligations.

BANK INSTRUMENTS

The instruments of banks and savings associations whose deposits are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, are not necessarily guaranteed by those organizations. In addition to domestic bank instruments, the Fund may invest in:
Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks; Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States; and Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

RATINGS

An NRSRO's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated A-1 or A-1+ by Standard & Poor's ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 (+ or -) by Fitch IBCA, Inc. ("Fitch") are all considered rated in the highest short-term rating category. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category; currently, such securities must be rated by two NRSROs in their highest rating category. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

REPURCHASE AGREEMENTS

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit- enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer. The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.



The following policy is non-fundamental and may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this policy becomes effective.



RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

* the frequency of trades and quotes for the security;

* the number of dealers willing to purchase or sell the security and the number of other potential buyers;

* dealer undertakings to make a market in the security; and

* the nature of the security and the nature of the marketplace trades.


INVESTMENT LIMITATIONS



SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any money market instruments short or purchase any money market instruments on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of money market instruments.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except that it may purchase or hold money market instruments, including repurchase agreements, permitted by its investment objective and policies.

INVESTING IN COMMODITIES, MINERALS, OR REAL ESTATE

The Fund will not invest in commodities, commodity contracts, oil, gas, or other mineral programs or real estate, except that it may purchase money market instruments issued by companies that invest in or sponsor interests.

UNDERWRITING

The Fund will not underwrite any issue of securities except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase money market instruments if, as a result of such purchase, more than 25% of the value of its total assets would be invested in one industry. However, investing in bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations, or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry.

ACQUIRING SECURITIES

The Fund will not acquire the voting securities of any issuer. It will not invest in securities issued by any other investment company, except as part of a merger, consolidation, or other acquisition. It will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES

The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or its investment adviser, owning individually more than 0.50 of 1% of the issuer's securities, together beneficially own more than 5% of the issuer's securities.

The above limitations cannot be changed without shareholder approval.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.



The following limitation can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change becomes effective.



INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

The Trust will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the trustees and repurchase agreements providing for settlement in more than seven days after notice.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. For example, with limited exceptions, Rule 2a-7 prohibits the investment of more than 5% of the Fund's total assets in the securities of any one issuer, although the Fund's investment limitation only requires such 5% diversification with respect to 75% of its assets. The Fund will invest more than 5% of its assets in any one issuer only under the circumstances permitted by Rule 2a-7. The Fund also will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

MONEY MARKET OBLIGATIONS TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Money Market Obligations Trust, and principal occupations.



John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate: July 28, 1924
Chairman and Trustee

Chief Executive Officer and Director or Trustee of the Funds; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate: February 3, 1934
Trustee
Director or Trustee of the Funds; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937
Trustee
Director or Trustee of the Funds; President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate: July 4, 1918
Trustee
Director or Trustee of the Funds; Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director, United Refinery; Chairman, Pittsburgh Foundation; Director, Forbes Fund; Chairman, Pittsburgh Civic Light Opera.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA
Birthdate: April 11, 1949
President and Trustee

President or Executive Vice President of the Funds; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; Director or Trustee of some of the Funds. Mr. Donahue is the son of John
F. Donahue, Chairman and Trustee of the Trust.

James E. Dowd, Esq.
571 Hayward Mill Road
Concord, MA
Birthdate: May 18, 1922
Trustee
Director or Trustee of the Funds; Attorney-at-law; Director,
The Emerging Germany Fund, Inc.; formerly, President, Boston
Stock Exchange, Inc.; Regional Administrator, United States
Securities and Exchange Commission.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate: October 11, 1932
Trustee
Director or Trustee of the Funds; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; formerly, Member, National Board of Trustees, Leukemia Society of America.

Edward L. Flaherty, Jr., Esq. @
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate: June 18, 1924
Trustee
Director or Trustee of the Funds; Attorney, of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Partner, Meyer and Flaherty.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate: March 16, 1942
Trustee
Director or Trustee of the Funds; formerly, Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation; Director, VISA USA and VISA International; Chairman and Director, Massachusetts Banker Association; Director, Depository Trust Corporation.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate: December 20, 1932
Trustee
Director or Trustee of the Funds; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; formerly, Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate: September 14, 1925
Trustee
Director or Trustee of the Funds; President, World Society for Ekistics, Athens; Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; formerly, Professor, United States Military Academy; Professor, United States Air Force Academy.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate: June 21, 1935
Trustee
Director or Trustee of the Funds; Public Relations/ Marketing/Conference Planning; formerly, National Spokesperson, Aluminum Company of America; business owner.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 22, 1930
Executive Vice President
Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 26, 1938
Executive Vice President, Secretary, and Treasurer Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate: May 17, 1923
Vice President
President or Vice President of some of the Funds; Director or Trustee of some of the Funds; Executive Vice President,
Federated Investors, Inc.; Chairman and Director, Federated
Securities Corp.

 * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

 @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.


As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies:

111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.-1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

SHARE OWNERSHIP

Officers and Trustees as a group own less than 1% of the Fund.



As of September 3, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of the Fund: BHC Securities, Inc., Philadelphia, Pennsylvania owned approximately 224,078,198 shares (13.57%); and Fiduciary Trust Company International, New York, New York owned approximately 157,803,000 shares (9.55%); Stephens, Inc., Little Rock, Arkansas owned approximately 94,673,113 shares (5.73%); Var & Co., St. Paul, Minnesota, owned approximately 87,236,299 shares (5.28%);

As of September 3, 1998, no shareholder of record owned 5% or more of the outstanding Cash II Shares of the Fund.



TRUSTEE COMPENSATION

 NAME,                                      AGGREGATE
 POSITION WITH                              COMPENSATION           TOTAL COMPENSATION PAID
 TRUST                                      FROM TRUST*#           FROM FUND COMPLEX+
John F. Donahue
 Chairman and Trustee                          $0                  $0 for the Trust and
                                                                   56 other investment companies in the Fund Complex
Thomas G. Bigley
 Trustee                                       $18,351             $111,222 for the Trust and
                                                                   56 other investment companies in the Fund Complex
John T. Conroy, Jr.
 Trustee                                       $20,189             $122,362 for the Trust and
                                                                   56 other investment companies in the Fund Complex
William J. Copeland
 Trustee                                       $20,189             $122,362 for the Trust and
                                                                   56 other investment companies in the Fund Complex
J. Christopher Donahue
 President and Trustee                        $0                   $0 for the Trust and
                                                                   18 other investment companies in the Fund Complex
James E. Dowd, Esq.
 Trustee                                       $20,189             $122,362 for the Trust and
                                                                   56 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.
 Trustee                                       $18,351             $111,222 for the Trust and
                                                                   56 other investment companies in the Fund Complex
Edward L. Flaherty, Jr., Esq.
 Trustee                                       $20,189             $122,362 for the Trust and
                                                                   56 other investment companies in the Fund Complex
Peter E. Madden
 Trustee                                       $18,351             $111,222 for the Trust and
                                                                   56 other investment companies in the Fund Complex
John E. Murray, Jr., J.D., S.J.D.
 Trustee                                       $18,351             $111,222 for the Trust and
                                                                   56 other investment companies in the Fund Complex
Wesley W. Posvar
 Trustee                                       $18,351             $111,222 for the Trust and
                                                                   56 other investment companies in the Fund Complex
Marjorie P. Smuts
 Trustee                                       $18,351             $111,222 for the Trust and
                                                                   56 other investment companies in the Fund Complex



 * Information is furnished for the fiscal year ended July 31, 1998.

 # The aggregate compensation is provided for the Trust which is comprised of six portfolios.

 + The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors, Inc.. All the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.

The adviser shall not be liable to the Automated Cash Management Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Automated Cash Management Trust.

ADVISORY FEES



For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended July 31, 1998, 1997, and 1996, the adviser earned $11,464,630, $9,287,875, and
$6,308,051, respectively, of which $6,807,192, $5,899,812, and $3,773,437, respectively, were waived.



BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended July 31, 1998, 1997, and 1996, the Fund paid no brokerage commissions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994, to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, Inc., served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended July 31, 1998, 1997, and 1996, the Administrators earned $1,729,582, $1,402,868 and $954,191, respectively.



CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, Pennsylvania, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, Pennsylvania.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

With respect to Cash II Shares, the Fund has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. Both Cash II Shares and Institutional Service Shares operate subject to shareholder servicing agreements.

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Plan, the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.



For the fiscal year ended July 31, 1998, payments for Cash II Shares in the amount of $1,862,209 were made pursuant to the Plan, $1,214,160 of which was paid to financial institutions. In addition, for the fiscal year ended July 31, 1998, the Fund paid shareholder service fees on behalf of Institutional Service Shares and Cash II Shares in the amounts of $3,870,106 and $1,862,209, respectively, $3,761,743 and $1,862,209 of which, respectively, was paid to financial institutions.



DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.

PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base-period return; and multiplying the base-period return by 365/7.



For the seven-day period ended July 31, 1998, the yield for Cash II Shares was 4.95%, and the yield for Institutional Service Shares was 5.12%.



EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base- period return by: adding 1 to the base-period return; raising the sum to the 365/7th power; and subtracting 1 from the result.



For the seven-day period ended July 31, 1998, the effective yield for Cash II Shares was 5.07%, and the effective yield for Institutional Service Shares was 5.25%.



TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.



The average annual total returns for the Institutional Service Shares of the Fund for the one-, five-, and ten-year periods ended July 31, 1998, were 5.25%, 4.79%, and 5.53%, respectively.

The average annual total returns for the Cash II Shares of the Fund for the one-year period ended July 31, 1998, and for the period from September 27, 1996 (date of initial public investment) through July 31, 1998, were 5.07% and 5.00%, respectively.



PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

 LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

 IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12- month-to-date investment results for the same money funds.

 MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

 SALOMON 30-DAY CD INDEX compares rate levels of 30-day certificates of deposit from the top ten prime representative banks.

Advertising and other promotional literature may include charts, graphs, and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging, and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION



Advertising and sales literature for the Fund may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.



ABOUT FEDERATED INVESTORS, INC.

Federated Investors, Inc. is dedicated to meeting investor needs which is reflected in its investment decision making -structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the money market sector, Federated Investors, Inc. gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1997, Federated Investors, Inc. managed more than $63.1 billion in assets across 51 money market funds, including 18 government, 11 prime, and 22 municipal with assets approximating $35 billion, $17.1 billion, and $10.9 billion, respectively.



The Chief Investment Officers responsible for oversight of the various investment sectors within Federated Investors, Inc. are: equity and high yield-J. Thomas Madden; U.S. fixed income-William D. Dawson, III; and global equities and fixed income-Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.




MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, Inc., through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors, Inc. meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide-we have over 2,200 broker/dealer and bank broker/dealer relationships across the country-supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service-quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

 * Source: Investment Company Institute






Government Obligations Fund
(A Portfolio of Money Market Obligations Trust)
Institutional Shares

PROSPECTUS





The Institutional Shares of Government Obligations Fund (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market

Obligations Trust (the "Trust"), an open-end management investment company

(a mutual fund). The Fund invests in short-term U.S. government securities to achieve current income consistent with stability of principal.



THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY

BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR

GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE

CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE

LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF

$1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO

SO.



This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.





The Fund has also filed a Statement of Additional Information dated September

30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the

Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling

1-800-341-7400. To obtain other information, or make inquiries about the

Fund, contact the Fund at the address listed in the back of this prospectus.

The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND

EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED

UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE

CONTRARY IS A CRIMINAL OFFENSE.





PROSPECTUS DATED SEPTEMBER 30, 1998



TABLE OF CONTENTS




Summary of Fund Expenses   1



Financial Highlights -- Institutional Shares   2

General Information   3
Year 2000 Statement   3

Investment Information   3
Investment Objective   3
Investment Policies   3
Investment Limitations   4

Fund Information   4
Management of the Fund   4
Distribution of Institutional Shares    5
Administration of the Fund   6

Net Asset Value   6

How to Purchase Shares   6
Purchasing Shares by Wire   6
Purchasing Shares by Check   6
Invest-by-Phone   6

How to Redeem Shares   7
Redeeming Shares by Telephone   7
Redeeming Shares by Mail   7

Account and Share Information   7
Dividends   7
Capital Gains   7
Confirmations and Account Statements   7
Account Activity   8
Accounts with Low Balances   8
Voting Rights   8

Tax Information   8
Federal Income Tax   8
State and Local Taxes   8

Other Classes of Shares   8

Performance Information   8

Last Meeting of Shareholders   9

Financial Highlights -- Institutional Service Shares   10

Financial Statements   11

Report of Independent Public Accountants   19



SUMMARY OF FUND EXPENSES




INSTITUTIONAL SHARES
SHAREHOLDER TRANSACTION EXPENSES

        Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price or
   redemption proceeds, as applicable)                                                   None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver)(1)                                                         0.10%
12b-1 Fee                                                                                None
Total Other Expenses                                                                     0.10%
   Shareholder Services Fee (after waiver)(2)                                      0.00%
Total Operating Expenses(3)                                                              0.20%



 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is

0.20%.



 (2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion.

The maximum shareholder services fee is 0.25%.



 (3) The total operating expenses would have been 0.55% absent the voluntary waiver of a portion of the management fee and the shareholder services fee.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the

Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Trust Information" and "How to

Purchase Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.




EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.
1 Year                                                                              $ 2
3 Years                                                                             $ 6
5 Years                                                                             $11
10 Years                                                                            $26





THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE

EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

GOVERNMENT OBLIGATIONS FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Reference is made to the Report of Independent Public Accountants on page 19.





                                              YEAR  ENDED  JULY 31,
                  1998      1997        1996        1995     1994    1993     1992       1991    1990(A)
NET ASSET VALUE,
BEGINNING OF
PERIOD           $ 1.00   $ 1.00      $ 1.00      $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00    $ 1.00
INCOME FROM
INVESTMENT
OPERATIONS
Net
investment
income             0.05     0.05        0.05        0.05     0.03     0.03     0.05      0.07      0.03
LESS
DISTRIBUTIONS
Distributions
from net
investment
income            (0.05)   (0.05)      (0.05)      (0.05)   (0.03)   (0.03)   (0.05 )   (0.07)    (0.03 )
NET ASSET
VALUE, END
OF PERIOD        $ 1.00   $ 1.00      $ 1.00      $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00    $ 1.00
TOTAL
RETURN(B)          5.59%    5.43%       5.55%       5.57%    3.41%    3.22%    4.70 %    7.20 %    2.80%
RATIOS TO
AVERAGE
NET ASSETS
Expenses           0.20%    0.20%       0.20%       0.20%    0.20%    0.20%    0.20 %    0.20 %    0.20%*
Net
investment
income             5.45%    5.32%       5.41%       5.58%    3.38%    3.16%    4.55%     6.77%     8.24%*
Expense
waiver/
reimbursement(c)   0.35%    0.35%       0.36%       0.40%    0.15%    0.11%    0.12 %    0.22 %    0.34%*
SUPPLEMENTAL
DATA
Net assets,
end of period
(000 omitted)   $3,707,106 $3,293,392 $2,182,999 $1,926,516 $763,879 $707,146 $679,533 $331,454   $148,598









 * Computed on an annualized basis.



 (a) Reflects operations for the period from March 31, 1990 (date of initial public investment) to July 31, 1990.



 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)


GENERAL INFORMATION



The Trust was established as a Massachusetts business trust under a

Declaration of Trust dated October 3, 1988.  The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has established two classes of shares known as Institutional Shares and Institutional Service

Shares. This prospectus relates only to Institutional Shares of the Fund,

which are designed primarily for entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries, and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing only in short-term U.S.

government securities. A minimum initial investment of $1,000,000 is required.


The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.





YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after

January 1, 2000.  Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year

1900.  Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.




INVESTMENT INFORMATION



INVESTMENT OBJECTIVE
The investment objective of the Fund is to provide current income consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment

Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.



INVESTMENT POLICIES
The Fund pursues its investment objective by investing only in a portfolio of

U.S. government securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-

weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.



ACCEPTABLE INVESTMENTS
The Fund invests only in U.S. government securities. These instruments are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:



* direct obligations of the U.S. Treasury, such as U.S. Treasury bills,

notes, and bonds;



* notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;



* notes, bonds, and discount notes of U.S. government agencies or instrumen-

talities which receive or have access to federal funding; and



* notes, bonds, and discount notes of other U.S. government instrumentali-

ties supported only by the credit of the instrumentalities.



Some obligations issued or guaranteed by agencies or instrumentalities of the

U.S. government are backed by the full faith and credit of the U.S. Treasury.

No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:



* the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;



* discretionary authority of the U.S. government to purchase certain obliga-

tions of an agency or instrumentality; or



* the credit of the agency or instrumentality.



REPURCHASE AGREEMENTS
Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks,

broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may purchase securities on a when-issued or delayed delivery basis.

These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.



The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.



LENDING OF PORTFOLIO SECURITIES
In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers,

banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Fund's Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.



INVESTMENT LIMITATIONS
The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15%

of the value of those assets to secure such borrowings.



The above investment limitations cannot be changed without shareholder approval. As a matter of non-fundamental policy, the Fund does not intend to engage in reverse repurchase agreements. The Fund will notify shareholders prior to any change in this policy. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.



The Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.


FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES
The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.



INVESTMENT ADVISER
Investment decisions for the Fund are made by Federated Management, the

Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.



ADVISORY FEES
The adviser receives an annual investment advisory fee equal to 0.20% of the

Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.



ADVISER'S BACKGROUND


Federated Management, a Delaware business trust, organized on April 11, 1989,

is a registered investment adviser under the Investment Advisers Act of 1940.

It is a subsidiary of Federated Investors, Inc. All of the Class A (voting)

shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Director of Federated Investors,

Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.



Federated Management and other subsidiaries of Federated Investors, Inc.

serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees,

Federated continues to be led by the management who founded the company in

1955.  Federated funds are presently at work in and through approximately

4,000 financial institutions nationwide.





Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions;

prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.



DISTRIBUTION OF INSTITUTIONAL SHARES


Federated Securities Corp. is the principal distributor for Institutional

Shares of the Fund. It is a Pennsylvania corporation organized on November

14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated

Investors, Inc.



SHAREHOLDER SERVICES


The Fund has entered into a Shareholder Services Agreement with Federated

Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated

Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services.

Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and

Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS
In addition to payments made pursuant to the Shareholder Services Agreement,

Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales,

educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.


ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES


Federated Services Company, a subsidiary of Federated Investors, Inc.,

provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. specified below:





 MAXIMUM                     AVERAGE AGGREGATE
 FEE                         DAILY NET ASSETS
 0.150%                 the first $250 million
 0.125%                on the next $250 million
 0.100%                on the next $250 million
 0.075%           on assets in excess of $750 million



The administrative fee received during any fiscal year shall be at least

$125,000 per portfolio and $30,000 per each additional class of shares.

Federated Services Company may choose voluntarily to waive a portion of its fee.


NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to

Institutional Shares, and dividing the remainder by the number of

Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.





The net asset value is determined at 5:00 p.m. (Eastern time), Monday through Friday, except on New Year's Day, Martin Luther King, Jr. Day,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,

Thanksgiving Day, and Christmas Day.



HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock

Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.



To make a purchase, open an account by calling Federated Securities Corp.

Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.



PURCHASING SHARES BY WIRE


Shares may be purchased by Federal Reserve wire by calling the Fund before

5:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 5:00 p.m.

(Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o

State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For

Credit to: Government Obligations Fund--Institutional Shares; Fund Number

(this number can be found on the account statement or by contacting the

Fund); Group Number or Order Number; Nominee or Institution Name; and ABA

Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK


Shares may be purchased by sending a check to Federated Shareholder Services

Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Government Obligations Fund--Institutional Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds(normally the business day after the check is received), and shares begin earning dividends the next day.



INVEST-BY-PHONE
Once an account has been opened, a shareholder may use invest-by-phone for investments if an authorization form has been filed with Federated

Shareholder Services Company, the transfer agent for shares of the Fund.

Approximately two weeks after sending the form to Federated Shareholder

Services Company, the shareholder may call Federated Shareholder Services

Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House. The shareholder's bank, which must be an Automated Clearing House member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.



HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated

Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value.

Redemption requests must be received in proper form and can be made as described below.



REDEEMING SHARES BY TELEPHONE
Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from

Federated Securities Corp. Proceeds from redemption requests received before

5:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal

Reserve System, but will not include that day's dividend. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.



In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming

Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege,

shareholders would be promptly notified.



REDEEMING SHARES BY MAIL
Shares may be redeemed in any amount by mailing a written request to:

Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600.

If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted

above.



The written request should state: the Fund name and the class designation;

the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered.

Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.



Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal

Deposit Insurance Corporation; a member firm of a domestic stock exchange; or

any other "eligible guarantor institution," as defined in the Securities

Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.


ACCOUNT AND SHARE INFORMATION

DIVIDENDS
Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 5:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.



CAPITAL GAINS


The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net capital gains at least once every 12 months.



CONFIRMATIONS AND ACCOUNT STATEMENTS


Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.



ACCOUNT ACTIVITY
Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.



ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.


VOTING RIGHTS
Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote.

The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.



Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the

Trust.

TAX INFORMATION

FEDERAL INCOME TAX
The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.



Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.



STATE AND LOCAL TAXES
Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.



OTHER CLASSES OF SHARES



The Fund also offers another class. Institutional Service Shares are sold at net asset value primarily to financial institutions, financial intermediaries,

institutional investors, and entities holding shares in an agency or fiduciary capacity, and are subject to a minimum initial investment of $1,000,000.





Both classes are subject to certain of the same expenses.

Institutional Service Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.



Expense differences between classes may affect the performance of each class.



To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, and total return. The performance figures will be calculated separately for each class of shares.



Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.



Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.



From time to time, advertisements for the Fund may refer to ratings,

rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.



LAST MEETING OF SHAREHOLDERS

A Special Meeting of Trust shareholders was held on April 23, 1998. On

February 24, 1998, the record date for shareholders voting at the meeting,

there were 28,912,813,604 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:



AGENDA ITEM 1: To elect Trustees.*



                                  SHARES VOTED FOR         SHARES WITHHELD AUTHORITY
Thomas G Bigley                     17,186,131,753                91,735,736
John T. Conroy, Jr.                 17,186,450,467                91,417,022
Peter E. Madden                     17,187,792,175                90,075,314
John E. Murray, Jr., J.D., S.J.D.   17,187,671,030                90,196,459

 *  The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, William J. Copeland, J. Christopher Donahue,

James E. Dowd, Esq., Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Esq.,

Wesley W. Posvar, and Marjorie P. Smuts.



FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SERVICE SHARES

GOVERNMENT OBLIGATIONS FUND
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Reference is made to the Report of Independent Public Accountants on page 19.



                               YEAR ENDED JULY 31,
                                             1998     1997       1996   1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.00   $ 1.00     $ 1.00   $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                        0.05     0.05       0.05     0.05
LESS DISTRIBUTIONS
Distributions from net investment income    (0.05)   (0.05)     (0.05)   (0.05 )
NET ASSET VALUE, END OF PERIOD             $ 1.00   $ 1.00     $ 1.00   $ 1.00
TOTAL RETURN(B)                              5.33%    5.16%      5.29%    5.31 %
RATIOS TO AVERAGE NET ASSETS
Expenses                                     0.45%    0.45%      0.45%    0.45%*
Net investment income                        5.23%    5.06%      5.14%    5.63%*
Expense waiver/reimbursement(c)              0.10%    0.10%      0.11%    0.15%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)  $1,672,417  $936,869  $702,274  $339,105



 * Computed on an annualized basis.



 (a) Reflects operations for the period from August 1, 1994 (date of initial public investment) to July 31, 1995. For the period from the effective date, July 5, 1994 to July 31, 1994, all net investment income was distributed to the Fund's Adviser.



 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

GOVERNMENT OBLIGATIONS FUND

JULY 31, 1998





PRINCIPAL
 AMOUNT                                                                                    VALUE
SHORT-TERM OBLIGATIONS--37.9%
 $ 51,000,000 Federal Farm Credit Bank Notes--1.0%
              5.500% - 5.600%, 10/1/1998 - 4/1/1999                                             $     50,965,352
   81,000,000 (a)Federal Farm Credit Bank, Floating Rate Notes--1.5%
              5.372% - 5.468%, 8/1/1998                                                               80,982,239
  161,900,000 Federal Home Loan Bank Notes--3.0%
              5.500% - 5.705%, 10/23/1998 - 7/13/1999                                                161,835,976
   34,370,000 (b)Federal Home Loan Bank, Discount Notes--0.6%
              5.390%, 11/4/1998 - 11/12/1998                                                          33,859,934
   56,000,000 (a)Federal Home Loan Bank, Floating Rate Notes--1.0%
              5.548%, 8/5/1998                                                                        55,980,478
   36,000,000 Federal Home Loan Mortgage Corp. Notes--0.7%
              5.550% - 5.605%, 3/12/1999 - 4/29/1999                                                  35,982,696
   83,000,000 (b)Federal Home Loan Mortgage Corp., Discount Notes--1.5%
              5.350% - 5.380%, 9/30/1998 - 12/2/1998                                                  81,901,892
   73,000,000 (a)Federal Home Loan Mortgage Corp., Floating Rate Notes--1.4%
              5.446% - 5.456%, 8/19/1998 - 8/20/1998                                                  72,965,999
  205,285,000 Federal National Mortgage Association Notes--3.8%
              5.360% - 6.250%, 8/14/1998 - 8/9/1999                                                  205,202,030
  472,800,000 (b)Federal National Mortgage Association, Discount Notes--8.7%
              5.300% - 5.450%, 9/17/1998 - 1/4/1999                                                  465,131,795
  338,000,000 (a)Federal National Mortgage Association, Floating Rate Notes--6.3%
              5.443% - 5.590%, 8/3/1998 - 8/28/1998                                                  337,862,491
  313,243,000 (a)Housing and Urban Development, Floating Rate Note--5.8%
              5.899%, 8/1/1998                                                                       313,243,000
   45,500,000 Student Loan Marketing Association Notes--0.8%
              5.580% - 5.830%, 10/29/1998 - 3/11/1999                                                 45,497,943
   79,000,000 (a)Student Loan Marketing Association, Floating Rate Notes--1.5%
              5.303% - 5.553%, 8/4/1998 - 8/6/1998                                                    78,990,198
   18,000,000 U.S. Treasury Note--0.3%
              5.875%, 1/31/1999                                                                       18,028,171
                  TOTAL SHORT-TERM OBLIGATIONS                                                     2,038,430,194
(C)REPURCHASE AGREEMENTS--62.5%
  240,000,000 ABN AMRO Chicago Corp., 5.690%, dated 7/31/1998, due 8/3/1998                          240,000,000
  260,000,000 BT Securities Corp., 5.690%, dated 7/31/1998, due 8/3/1998                             260,000,000
  260,000,000 Bear, Stearns and Co., 5.690%, dated 7/31/1998, due 8/3/1998                           260,000,000
      400,000 Deutsche Bank Government Securities, Inc., 5.640%, dated 7/31/1998, due 8/3/1998           400,000

 PRINCIPAL
  AMOUNT                                                                                               VALUE
(C)REPURCHASE AGREEMENTS--CONTINUED
$ 100,000,000 Deutsche Bank Government Securities, Inc., 5.690%, dated 7/31/1998, due 8/3/1998   $   100,000,000
  260,000,000 Greenwich Capital Markets, Inc., 5.690%, dated 7/31/1998, due 8/3/1998                 260,000,000
  260,000,000 HSBC Securities, Inc., 5.690%, dated 7/31/1998, due 8/3/1998                           260,000,000
  130,000,000 NationsBank Capital Markets, 5.710%, dated 7/31/1998, due 8/3/1998                     130,000,000
  260,000,000 Prudential Securities, Inc., 5.690%, dated 7/31/1998, due 8/3/1998                     260,000,000
  260,000,000 Salomon Brothers, Inc., 5.690%, dated 7/31/1998, due 8/3/1998                          260,000,000
   90,000,000 (d)Chase Government Securities, Inc., 5.560%, dated 7/28/1998, due 8/27/1998            90,000,000
   60,000,000 (d)Goldman Sachs Group, LP, 5.540%, dated 7/1/1998, due 8/31/1998                       60,000,000
  115,000,000 (d)Goldman Sachs Group, LP, 5.540%, dated 7/9/1998, due 8/10/1998                      115,000,000
   55,000,000 (d)Goldman Sachs Group, LP, 5.550%, dated 7/14/1998, due 10/13/1998                     55,000,000
  125,000,000 (d)J.P. Morgan & Co., Inc., 5.540%, dated 6/16/1998, due 8/19/1998                     125,000,000
  119,000,000 (d)J.P. Morgan & Co., Inc., 5.550%, dated 5/8/1998, due 8/10/1998                      119,000,000
  100,000,000 (d)J.P. Morgan & Co., Inc., 5.550%, dated 7/6/1998, due 10/5/1998                      100,000,000
  167,000,000 (d)Lehman Brothers, Inc., 5.540%, dated 7/9/1998, due 9/8/1998                         167,000,000
   50,000,000 (d)Merrill Lynch, Pierce, Fenner and Smith, 5.530%, dated 7/14/1998, due 8/14/1998      50,000,000
  138,000,000 (d)Merrill Lynch, Pierce, Fenner and Smith, 5.550%, dated 7/6/1998, due 8/5/1998       138,000,000
   55,000,000 (d)Warburg Dillon Reed LLC, 5.530%, dated 7/14/1998, due 8/13/1998                      55,000,000
  100,000,000 (d)Warburg Dillon Reed LLC, 5.550%, dated 7/7/1998, due 10/5/1998                      100,000,000
   90,000,000 (d)Warburg Dillon Reed LLC, 5.600%, dated 7/27/1998, due 8/19/1998                      90,000,000
   70,000,000 Warburg Dillon Reed LLC, 5.610%, dated 7/31/1998, due 8/3/1998                          70,000,000
              TOTAL REPURCHASE AGREEMENTS                                                          3,364,400,000
              TOTAL INVESTMENTS (AT AMORTIZED COST)(E)                                            $5,402,830,194

(a) Floating rate note with current rate and next reset date shown.



 (b) Each issue shows the rate of discount at time of purchase.



 (c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.



 (d) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.



 (e) Also represents cost for federal tax purposes.



Note: The categories of investments are shown as a percentage of net assets

($5,379,523,041) at July 31, 1998.



The following acronyms are used throughout this portfolio:

LLC--Limited Liability Corporation

LP --Limited Partnership

(See Notes which are an integral part of the Financial Statements)



STATEMENT OF ASSETS AND LIABILITIES

GOVERNMENT OBLIGATIONS FUND


JULY 31, 1998


ASSETS:
Investments in repurchase agreements                                $3,364,400,000
Investments in securities                                            2,038,430,194
Total investments in securities, at amortized cost and value                       $5,402,830,194
Cash                                                                                    1,090,234
Income receivable                                                                      21,937,011
Receivable for shares sold                                                              2,122,040
Total assets                                                                        5,427,979,479
LIABILITIES:
Payable for investments purchased                                       26,943,280
Payable for shares redeemed                                              4,300,002
Income distribution payable                                             16,403,997
Accrued expenses                                                           809,159
Total liabilities                                                                      48,456,438
NET ASSETS for 5,379,523,041 shares outstanding                                    $5,379,523,041
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$3,707,105,575 / 3,707,105,575 shares outstanding                                           $1.00
INSTITUTIONAL SERVICE SHARES:
$1,672,417,466 / 1,672,417,466 shares outstanding                                           $1.00



(See Notes which are an integral part of the Financial Statements) Statement Of Operations

GOVERNMENT OBLIGATIONS FUND


YEAR ENDED JULY 31, 1998



INVESTMENT INCOME:
Interest $265,042,316 EXPENSES: Investment advisory fee $ 9,364,290
Administrative personnel and services fee 3,531,785 Custodian fees 243,774
Transfer and dividend disbursing agent fees and expenses 149,187
Directors'/Trustees' fees 28,022 Auditing fees 12,686 Legal fees 10,045
Portfolio accounting fees 371,866 Shareholder services feeInstitutional Shares
8,502,649 Shareholder services feeInstitutional Service Shares 3,202,713 Share registration costs 482,969 Printing and postage 96,765 Insurance premiums 27,464
Miscellaneous 29,736 Total expenses 26,053,951 Waivers Waiver of investment advisory fee $(4,778,285) Waiver of shareholder services feeInstitutional Shares
(8,502,649) Total waivers (13,280,934) Net expenses 12,773,017 Net investment income $252,269,299



(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

GOVERNMENT OBLIGATIONS FUND

                                                                                               YEAR ENDED JULY 31,
                                                                                             1998              1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income                                                                 $    252,269,299  $    177,875,424
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Institutional Shares                                                                      (185,207,877)     (134,094,591)
Institutional Service Shares                                                               (67,061,422)      (43,780,833)
Change in net assets resulting from distributions to shareholders                         (252,269,299)     (177,875,424)
SHARE TRANSACTIONS
Proceeds from sale of shares                                                            35,342,645,977    22,256,668,113
Net asset value of shares issued to shareholders in payment of distributions declared       76,651,916        55,759,597
Cost of shares redeemed                                                                (34,270,035,225)  (20,967,440,251)
Change in net assets resulting from share transactions                                   1,149,262,668     1,344,987,459
Change in net assets                                                                     1,149,262,668     1,344,987,459
NET ASSETS:
Beginning of period                                                                      4,230,260,373     2,885,272,914
End of period                                                                         $  5,379,523,041  $  4,230,260,373


(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS FUND

JULY 31, 1998



ORGANIZATION
Money Market Obligations Trust (the "Trust") is registered under the

Investment Company Act of 1940, as amended (the "Act") as an open-end,

management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Government

Obligations Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal.



The Fund offers two classes of shares: Institutional Shares and Institutional

Service Shares.



SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.



INVESTMENT VALUATIONS
The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.



REPURCHASE AGREEMENTS
It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry

System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions.

Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.



The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").

Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.



INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-

dividend date.



FEDERAL TAXES
It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.



USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.



OTHER
Investment transactions are accounted for on the trade date.



SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At July 31, 1998, capital paid-in aggregated

$5,379,523,041. Transactions in shares were as follows:



                                                                          YEAR ENDED JULY31,
INSTITUTIONAL SHARES                                                     1998             1997
Shares sold                                                         24,848,661,392   17,018,052,623
Shares issued to shareholders in payment of distributions declared      49,306,799       37,459,828
Shares redeemed                                                    (24,484,254,216) (15,945,119,407)
Net change resulting from Institutional Share transactions             413,713,975    1,110,393,044

                                                                         YEAR ENDED JULY31,
INSTITUTIONAL SERVICE SHARES                                            1998            1997
Shares sold                                                        10,493,984,585   5,238,615,490
Shares issued to shareholders in payment of distributions declared     27,345,117      18,299,769
Shares redeemed                                                    (9,785,781,009) (5,022,320,844)
Net change resulting from Institutional Service Share transactions    735,548,693     234,594,415
Net change resulting from share transactions                        1,149,262,668   1,344,987,459



INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE
Federated Management, the Fund's investment adviser (the "Adviser"),

receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.



AMINISTRATIVE FEE
Federated Services Company ("FServ"), under the Administrative Services

Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the

Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.



SHAREHOLDER SERVICES FEE
Under the terms of a Shareholder Services Agreement with Federated

Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.



TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES FServ, through its subsidiary, Federated Shareholder Services Company

("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.



PORTFOLIO ACCOUNTING FEES
FServ maintains the Fund's accounting records for which it receives a fee.

The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.



GENERAL
Certain of the Officers and Trustees of the Trust are Officers and Directors

or Trustees of the above companies.



YEAR 2000 (UNAUDITED)
Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of

MONEY MARKET OBLIGATIONS TRUST

(Government Obligations Fund):



We have audited the accompanying statement of assets and liabilities of

Government Obligations Fund (an investment portfolio of Money Market

Obligations Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of July 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. As to confirmation replies not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

Government Obligations Fund (an investment portfolio of Money Market

Obligations Trust) as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.



                               ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania

September 25, 1998



[GRAPHIC]

Government Obligations Fund



(Portfolios of Money Market Obligations Trust)
Institutional Shares

Prospectus
September 30, 1998




An Open-End, Diversified Management Investment Company


GOVERNMENT
OBLIGATIONS FUND
INSTITUTIONAL SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000





DISTRIBUTOR

Federated Securities Corp
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779





INVESTMENT ADVISER

Federated Management
Federated Investors Tower
1001 Liberty Tower
Pittsburgh, PA 15222-3779





CUSTODIAN
State Street Bank
and Trust Company
P.O. Box 8600
Boston, MA 02266-8600


TRANSFER AGENT
AND DIVIDEND
DISBURSING Agent
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600


INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

[GRAPHIC]

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com


Cusip 60934N104
G01066-01 (9/98)

[GRAPHIC]





Government Obligations Fund
(A Portfolio of Money Market Obligations Trust)
Institutional Service Shares

PROSPECTUS





The Institutional Service Shares of Government Obligations Fund (the "Fund")

offered by this prospectus represent interests in a portfolio of Money Market

Obligations Trust (the "Trust"), an open-end management investment company

(a mutual fund). The Fund invests in short-term U.S. government securities to achieve current income consistent with stability of principal.



THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY

BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR

GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE

CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE

LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF

$1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO

SO.



This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.





The Fund has also filed a Statement of Additional Information dated September

30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the

Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling

1-800-341-7400. To obtain other information, or make inquiries about the

Fund, contact the Fund at the address listed in the back of this prospectus.

The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND

EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED

UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE

CONTRARY IS A CRIMINAL OFFENSE.







PROSPECTUS DATED SEPTEMBER 30, 1998



TABLE OF CONTENTS

Summary of Fund Expenses   1

Financial Highlights -- Institutional Service Shares   2

General Information   3
Year 2000 Statement   3

Investment Information   3
Investment Objective   3
Investment Policies   3
Investment Limitations   4

Fund Information   4
Management of the Fund   4
Distribution of Institutional Service Shares    5
Administration of the Fund   6

Net Asset Value   6

How to Purchase Shares   6
Purchasing Shares by Wire   6
Purchasing Shares by Check   6
Invest-by-Phone   6

How to Redeem Shares   7
Redeeming Shares by Telephone   7
Redeeming Shares by Mail   7

Account and Share Information   7
Dividends   7
Capital Gains   7
Confirmations and Account Statements   7
Account Activity   8
Accounts with Low Balances   8
Voting Rights   8

Tax Information   8
Federal Income Tax   8
State and Local Taxes   8

Other Classes of Shares   8

Performance Information   8

Last Meeting of Shareholders   9

Financial Highlights -- Institutional Shares   10

Financial Statements   11

Report of Independent Public Accountants   19

SUMMARY OF FUND EXPENSES





INSTITUTIONAL SERVICE SHARES
 SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price or
 redemption proceeds, as applicable)                                                     None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver)(1)                                                         0.10%
12b-1 Fee                                                                                None
Total Other Expenses                                                                     0.35%
Shareholder Services Fee                                                           0.25%
Total Operating Expenses(2)                                                              0.45%






 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is

0.20%.



 (2) The total operating expenses would have been 0.55% absent the voluntary waiver of a portion of the management fee.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Trust Information" and

"How to Purchase Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.





EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.
1 Year                                                                              $ 5
3 Years                                                                             $14
5 Years                                                                             $25
10 Years                                                                            $57



THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE

EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.




FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SERVICE SHARES

GOVERNMENT OBLIGATIONS FUND
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 19.







                               YEAR ENDED JULY 31,
                                             1998     1997       1996   1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.00   $ 1.00     $ 1.00   $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                        0.05     0.05       0.05     0.05
LESS DISTRIBUTIONS
Distributions from net investment income    (0.05)   (0.05)     (0.05)   (0.05 )
NET ASSET VALUE, END OF PERIOD             $ 1.00   $ 1.00     $ 1.00   $ 1.00
TOTAL RETURN(B)                              5.33%    5.16%      5.29%    5.31 %
RATIOS TO AVERAGE NET ASSETS
Expenses                                     0.45%    0.45%      0.45%    0.45%*
Net investment income                        5.23%    5.06%      5.14%    5.63%*
Expense waiver/reimbursement(c)              0.10%    0.10%      0.11%    0.15%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)  $1,672,417  $936,869  $702,274  $339,105




 * Computed on an annualized basis.

 (a) Reflects operations for the period from August 1, 1994 (date of initial public investment) to July 31, 1995. For the period from the effective date, July 5, 1994 to July 31, 1994, all net investment income was distributed to the Fund's Adviser.



 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)


GENERAL INFORMATION



The Trust was established as a Massachusetts business trust under a

Declaration of Trust dated October 3, 1988. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has established two classes of shares known as Institutional Service Shares and Institutional

Shares. This prospectus relates only to Institutional Service Shares of the

Fund, which are designed primarily for entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries,

and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing only in short-term U.S. government securities. A minimum initial investment of $1,000,000 is required.



The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.


YEAR 2000 STATEMENT
Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after

January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900.

Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.



INVESTMENT INFORMATION

INVESTMENT OBJECTIVE
The investment objective of the Fund is to provide current income consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment

Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.



INVESTMENT POLICIES
The Fund pursues its investment objective by investing only in a portfolio of

U.S. government securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-

weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.



ACCEPTABLE INVESTMENTS
The Fund invests only in U.S. government securities. These instruments are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:



* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes,

and bonds;



* notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;



* notes, bonds, and discount notes of U.S. government agencies or instrumental ities which receive or have access to federal funding; and



* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.



Some obligations issued or guaranteed by agencies or instrumentalities of the

U.S. government are backed by the full faith and credit of the U.S. Treasury.

No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:



* the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;



* discretionary authority of the U.S. government to purchase certain obliga tions of an agency or instrumentality; or



* the credit of the agency or instrumentality.



REPURCHASE AGREEMENTS
Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks,

broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may purchase securities on a when-issued or delayed delivery basis.

These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.



The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.



LENDING OF PORTFOLIO SECURITIES
In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers,

banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Fund's Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.



INVESTMENT LIMITATIONS
The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15%

of the value of those assets to secure such borrowings.



The above investment limitations cannot be changed without shareholder approval. As a matter of non-fundamental policy, the Fund does not intend to engage in reverse repurchase agreements. The Fund will notify shareholders prior to any change in this policy. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.



The Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.



FUND INFORMATION

MANAGEMENT OF THE FUND
BOARD OF TRUSTEES
The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.



INVESTMENT ADVISER
Investment decisions for the Fund are made by Federated Management, the

Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.



ADVISORY FEES
The adviser receives an annual investment advisory fee equal to 0.20% of the

Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.



ADVISER'S BACKGROUND


Federated Management, a Delaware business trust, organized on April 11, 1989,

is a registered investment adviser under the Investment Advisers Act of 1940.

It is a subsidiary of Federated Investors, Inc. All of the Class A (voting)

shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Director of Federated Investors,

Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.



Federated Management and other subsidiaries of Federated Investors, Inc.

serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees,

Federated continues to be led by the management who founded the company in

1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.



Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities.

These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.


DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES


Federated Securities Corp. is the principal distributor for Institutional

Service Shares of the Fund. It is a Pennsylvania corporation organized on

November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of

Federated Investors, Inc.



SHAREHOLDER SERVICES


The Fund has entered into a Shareholder Services Agreement with Federated

Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated

Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services.

Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and

Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS
In addition to payments made pursuant to the Shareholder Services Agreement,

Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales,

educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.


ADMINISTRATION OF THE FUND
ADMINISTRATIVE SERVICES


Federated Services Company, a subsidiary of Federated Investors, Inc.,

provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. specified below:





 MAXIMUM                 AVERAGE  AGGREGATE
 FEE                      DAILY NET  ASSETS
 0.150%               on the  first  $250 million
 0.125%               on the  next  $250 million
 0.100%               on the  next  $250 million
 0.075%         on  assets in  excess of $750 million



The administrative fee received during any fiscal year shall be at least

$125,000 per portfolio and $30,000 per each additional class of shares.

Federated Services Company may choose voluntarily to waive a portion of its fee.



NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to

Institutional Service Shares, and dividing the remainder by the number of

Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 5:00 p.m., (Eastern time), Monday through

Friday, except on New Year's Day, Martin Luther King, Jr. Day, Presidents'

Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day,

and Christmas Day.



HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock

Exchange is open for business. Shares may be purchased by wire or by check.

The Fund reserves the right to reject any purchase request.



To make a purchase, open an account by calling Federated Securities Corp.

Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.



PURCHASING SHARES BY WIRE


Shares may be purchased by Federal Reserve wire by calling the Fund before

5:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 5:00

p.m.(Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o

State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For

Credit to: Government Obligation Fund -- Institutional Service Shares; Fund

Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA

Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK
Shares may be purchased by sending a check to Federated Shareholder Services

Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Government Obligations Fund -- Institutional Service Shares.

Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received),

and shares begin earning dividends the next day.



INVEST-BY-PHONE
Once an account has been opened, a shareholder may use invest-by-phone for investments if an authorization form has been filed with Federated

Shareholder Services Company, the transfer agent for shares of the Fund.

Approximately two weeks after sending the form to Federated Shareholder

Services Company, the shareholder may call Federated Shareholder Services

Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House. The shareholder's bank, which must be an Automated Clearing House member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.


HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated

Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value.

Redemption requests must be received in proper form and can be made as described below.


REDEEMING SHARES BY TELEPHONE
Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from

Federated Securities Corp. Proceeds from redemption requests received before

5:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal

Reserve System, but will not include that day's dividend. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.



In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming

Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege,

shareholders would be promptly notified.



REDEEMING SHARES BY MAIL
Shares may be redeemed in any amount by mailing a written request to:

Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600.

If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted

above.



The written request should state: the Fund name and the class designation;

the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered.

Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.



Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal

Deposit Insurance Corporation; a member firm of a domestic stock exchange; or

any other "eligible guarantor institution," as defined in the Securities

Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.




ACCOUNT AND SHARE INFORMATION

DIVIDENDS
Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 5:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.



CAPITAL GAINS


The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net capital gains at least once every 12 months.



CONFIRMATIONS AND ACCOUNT STATEMENTS


Shareholders will receive detailed confirmations of transactions. addition,

shareholders will receive periodic statements reporting all account activity,

including dividends paid. The Fund will not issue share certificates.



ACCOUNT ACTIVITY
Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.


ACCOUNTS WITH LOW BALANCES


Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account,

the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.



VOTING RIGHTS
Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote.

The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.



Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the

Trust.



TAX INFORMATION

FEDERAL INCOME TAX
The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.



Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.



STATE AND LOCAL TAXES


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.



OTHER CLASSES OF SHARES



The Fund also offers another class. Institutional Shares are sold at net asset value primarily to financial institutions, financial intermediaries,

institutional investors, and entities holding shares in an agency or fiduciary capacity, and are subject to a minimum initial investment of

$1,000,000.



Both classes are subject to certain of the same expenses. Institutional

Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.





Expense differences between classes may affect the performance of each class.



To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, and total return. The performance figures will be calculated separately for each class of shares.



Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.



Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.



From time to time, advertisements for the Fund may refer to ratings,

rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.



LAST MEETING OF SHAREHOLDERS

A Special Meeting of Trust shareholders was held on April 23, 1998. On

February 24, 1998, the record date for shareholders voting at the meeting,

there were 28,912,813,604 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:



AGENDA ITEM 1: To elect Trustees.*


                                  SHARES VOTED FOR    SHARES WITHHELD AUTHORITY
Thomas G Bigley                      17,186,131,753          91,735,736
John T. Conroy, Jr.                 17,186,450,467           91,417,022
Peter E. Madden                     17,187,792,175           90,075,314
John E. Murray, Jr., J.D., S.J.D.   17,187,671,030           90,196,459



 *  The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, William J. Copeland, J. Christopher Donahue,

James E. Dowd, Esq., Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Esq.,

Wesley W. Posvar, and Marjorie P. Smuts.



FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

GOVERNMENT OBLIGATIONS FUND
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 19.




                                                  YEAR  ENDED  JULY 31,
                  1998      1997        1996        1995     1994    1993     1992       1991    1990(A)
NET ASSET VALUE,
BEGINNING OF
PERIOD           $ 1.00   $ 1.00      $ 1.00      $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00    $ 1.00
INCOME FROM
INVESTMENT
OPERATIONS
Net
investment
income             0.05     0.05        0.05        0.05     0.03     0.03     0.05      0.07      0.03
LESS
DISTRIBUTIONS
Distributions
from net
investment
income            (0.05)   (0.05)      (0.05)      (0.05)   (0.03)   (0.03)   (0.05 )   (0.07)    (0.03 )
NET ASSET
VALUE, END
OF PERIOD        $ 1.00   $ 1.00      $ 1.00      $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00    $ 1.00
TOTAL
RETURN(B)          5.59%    5.43%       5.55%       5.57%    3.41%    3.22%    4.70 %    7.20 %    2.80%
RATIOS TO
AVERAGE
NET ASSETS
Expenses           0.20%    0.20%       0.20%       0.20%    0.20%    0.20%    0.20 %    0.20 %    0.20%*
Net
investment
income             5.45%    5.32%       5.41%       5.58%    3.38%    3.16%    4.55%     6.77%     8.24%*
Expense
waiver/
reimbursement(c)   0.35%    0.35%       0.36%       0.40%    0.15%    0.11%    0.12 %    0.22 %    0.34%*
SUPPLEMENTAL
DATA
Net assets,
end of period
(000 omitted)   $3,707,106 $3,293,392 $2,182,999 $1,926,516 $763,879 $707,146 $679,533 $331,454   $148,598




 * Computed on an annualized basis.



 (a) Reflects operations for the period from March 31, 1990 (date of initial public investment) to July 31, 1990.



 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)



PORTFOLIO OF INVESTMENTS

GOVERNMENT OBLIGATIONS FUND

JULY 31, 1998





PRINCIPAL
 AMOUNT                                                                                    VALUE
SHORT-TERM OBLIGATIONS--37.9%
 $ 51,000,000 Federal Farm Credit Bank Notes--1.0%
              5.500% - 5.600%, 10/1/1998 - 4/1/1999                                             $     50,965,352
   81,000,000 (a)Federal Farm Credit Bank, Floating Rate Notes--1.5%
              5.372% - 5.468%, 8/1/1998                                                               80,982,239
  161,900,000 Federal Home Loan Bank Notes--3.0%
              5.500% - 5.705%, 10/23/1998 - 7/13/1999                                                161,835,976
   34,370,000 (b)Federal Home Loan Bank, Discount Notes--0.6%
              5.390%, 11/4/1998 - 11/12/1998                                                          33,859,934
   56,000,000 (a)Federal Home Loan Bank, Floating Rate Notes--1.0%
              5.548%, 8/5/1998                                                                        55,980,478
   36,000,000 Federal Home Loan Mortgage Corp. Notes--0.7%
              5.550% - 5.605%, 3/12/1999 - 4/29/1999                                                  35,982,696
   83,000,000 (b)Federal Home Loan Mortgage Corp., Discount Notes--1.5%
              5.350% - 5.380%, 9/30/1998 - 12/2/1998                                                  81,901,892
   73,000,000 (a)Federal Home Loan Mortgage Corp., Floating Rate Notes--1.4%
              5.446% - 5.456%, 8/19/1998 - 8/20/1998                                                  72,965,999
  205,285,000 Federal National Mortgage Association Notes--3.8%
              5.360% - 6.250%, 8/14/1998 - 8/9/1999                                                  205,202,030
  472,800,000 (b)Federal National Mortgage Association, Discount Notes--8.7%
              5.300% - 5.450%, 9/17/1998 - 1/4/1999                                                  465,131,795
  338,000,000 (a)Federal National Mortgage Association, Floating Rate Notes--6.3%
              5.443% - 5.590%, 8/3/1998 - 8/28/1998                                                  337,862,491
  313,243,000 (a)Housing and Urban Development, Floating Rate Note--5.8%
              5.899%, 8/1/1998                                                                       313,243,000
   45,500,000 Student Loan Marketing Association Notes--0.8%
              5.580% - 5.830%, 10/29/1998 - 3/11/1999                                                 45,497,943
   79,000,000 (a)Student Loan Marketing Association, Floating Rate Notes--1.5%
              5.303% - 5.553%, 8/4/1998 - 8/6/1998                                                    78,990,198
   18,000,000 U.S. Treasury Note--0.3%
              5.875%, 1/31/1999                                                                       18,028,171
                  TOTAL SHORT-TERM OBLIGATIONS                                                     2,038,430,194
(C)REPURCHASE AGREEMENTS---62.5%
  240,000,000 ABN AMRO Chicago Corp., 5.690%, dated 7/31/1998, due 8/3/1998                          240,000,000
  260,000,000 BT Securities Corp., 5.690%, dated 7/31/1998, due 8/3/1998                             260,000,000
  260,000,000 Bear, Stearns and Co., 5.690%, dated 7/31/1998, due 8/3/1998                           260,000,000
      400,000 Deutsche Bank Government Securities, Inc., 5.640%, dated 7/31/1998, due 8/3/1998           400,000

GOVERNMENT OBLIGATIONS FUND

 PRINCIPAL
  AMOUNT                                                                                               VALUE
(C)REPURCHASE AGREEMENTS--CONTINUED
$ 100,000,000 Deutsche Bank Government Securities, Inc., 5.690%, dated 7/31/1998, due 8/3/1998   $   100,000,000
  260,000,000 Greenwich Capital Markets, Inc., 5.690%, dated 7/31/1998, due 8/3/1998                 260,000,000
  260,000,000 HSBC Securities, Inc., 5.690%, dated 7/31/1998, due 8/3/1998                           260,000,000
  130,000,000 NationsBank Capital Markets, 5.710%, dated 7/31/1998, due 8/3/1998                     130,000,000
  260,000,000 Prudential Securities, Inc., 5.690%, dated 7/31/1998, due 8/3/1998                     260,000,000
  260,000,000 Salomon Brothers, Inc., 5.690%, dated 7/31/1998, due 8/3/1998                          260,000,000
   90,000,000 (d)Chase Government Securities, Inc., 5.560%, dated 7/28/1998, due 8/27/1998            90,000,000
   60,000,000 (d)Goldman Sachs Group, LP, 5.540%, dated 7/1/1998, due 8/31/1998                       60,000,000
  115,000,000 (d)Goldman Sachs Group, LP, 5.540%, dated 7/9/1998, due 8/10/1998                      115,000,000
   55,000,000 (d)Goldman Sachs Group, LP, 5.550%, dated 7/14/1998, due 10/13/1998                     55,000,000
  125,000,000 (d)J.P. Morgan & Co., Inc., 5.540%, dated 6/16/1998, due 8/19/1998                     125,000,000
  119,000,000 (d)J.P. Morgan & Co., Inc., 5.550%, dated 5/8/1998, due 8/10/1998                      119,000,000
  100,000,000 (d)J.P. Morgan & Co., Inc., 5.550%, dated 7/6/1998, due 10/5/1998                      100,000,000
  167,000,000 (d)Lehman Brothers, Inc., 5.540%, dated 7/9/1998, due 9/8/1998                         167,000,000
   50,000,000 (d)Merrill Lynch, Pierce, Fenner and Smith, 5.530%, dated 7/14/1998, due 8/14/1998      50,000,000
  138,000,000 (d)Merrill Lynch, Pierce, Fenner and Smith, 5.550%, dated 7/6/1998, due 8/5/1998       138,000,000
   55,000,000 (d)Warburg Dillon Reed LLC, 5.530%, dated 7/14/1998, due 8/13/1998                      55,000,000
  100,000,000 (d)Warburg Dillon Reed LLC, 5.550%, dated 7/7/1998, due 10/5/1998                      100,000,000
   90,000,000 (d)Warburg Dillon Reed LLC, 5.600%, dated 7/27/1998, due 8/19/1998                      90,000,000
   70,000,000 Warburg Dillon Reed LLC, 5.610%, dated 7/31/1998, due 8/3/1998                          70,000,000
              TOTAL REPURCHASE AGREEMENTS                                                          3,364,400,000
              TOTAL INVESTMENTS (AT AMORTIZED COST)(E)                                            $5,402,830,194



 (a) Floating rate note with current rate and next reset date shown.



 (b) Each issue shows the rate of discount at time of purchase.



 (c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.



 (d) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.



 (e) Also represents cost for federal tax purposes.



Note: The categories of investments are shown as a percentage of net assets

($5,379,523,041) at July 31, 1998.



The following acronyms are used throughout this portfolio:

LLC--Limited Liability Corporation

LP --Limited Partnership

(See Notes which are an integral part of the Financial Statements)



STATEMENT OF ASSETS AND LIABILITIES

GOVERNMENT OBLIGATIONS FUND


JULY 31, 1998



ASSETS:
Investments in repurchase agreements                                $3,364,400,000
Investments in securities                                            2,038,430,194
Total investments in securities, at amortized cost and value                       $5,402,830,194
Cash                                                                                    1,090,234
Income receivable                                                                      21,937,011
Receivable for shares sold                                                              2,122,040
Total assets                                                                        5,427,979,479
LIABILITIES:
Payable for investments purchased                                       26,943,280
Payable for shares redeemed                                              4,300,002
Income distribution payable                                             16,403,997
Accrued expenses                                                           809,159
Total liabilities                                                                      48,456,438
NET ASSETS for 5,379,523,041 shares outstanding                                    $5,379,523,041
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$3,707,105,575 / 3,707,105,575 shares outstanding                                           $1.00
INSTITUTIONAL SERVICE SHARES:
$1,672,417,466 / 1,672,417,466 shares outstanding                                           $1.00



(See Notes which are an integral part of the Financial Statements) Statement Of Operations

GOVERNMENT OBLIGATIONS FUND
YEAR ENDED JULY 31, 1998




INVESTMENT INCOME:
Interest                                                                            $265,042,316
EXPENSES:
Investment advisory fee $ 9,364,290 Administrative personnel and services fee
3,531,785 Custodian fees 243,774 Transfer and dividend disbursing agent fees and expenses 149,187 Directors'/Trustees' fees 28,022 Auditing fees 12,686 Legal fees 10,045 Portfolio accounting fees 371,866 Shareholder services fee--Institutional Shares 8,502,649 Shareholder services fee--Institutional
Service Shares 3,202,713 Share registration costs 482,969 Printing and postage
96,765 Insurance premiums 27,464 Miscellaneous 29,736 Total expenses 26,053,951
Waivers Waiver of investment advisory fee $(4,778,285) Waiver of shareholder services fee--Institutional Shares (8,502,649) Total waivers (13,280,934) Net expenses 12,773,017 Net investment income $252,269,299



(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

GOVERNMENT OBLIGATIONS FUND

                                                                                               YEAR ENDED JULY 31,
                                                                                             1998              1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                                 $    252,269,299  $    177,875,424
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Institutional Shares                                                                      (185,207,877)     (134,094,591)
Institutional Service Shares                                                               (67,061,422)      (43,780,833)
Change in net assets resulting from distributions to shareholders                         (252,269,299)     (177,875,424)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                                            35,342,645,977    22,256,668,113
Net asset value of shares issued to shareholders in payment of distributions declared       76,651,916        55,759,597
Cost of shares redeemed                                                                (34,270,035,225)  (20,967,440,251)
Change in net assets resulting from share transactions                                   1,149,262,668     1,344,987,459
Change in net assets                                                                     1,149,262,668     1,344,987,459
NET ASSETS:
Beginning of period                                                                      4,230,260,373     2,885,272,914
End of period                                                                         $  5,379,523,041  $  4,230,260,373


(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS FUND

JULY 31, 1998



ORGANIZATION
Money Market Obligations Trust (the "Trust") is registered under the

Investment Company Act of 1940, as amended (the "Act") as an open-end,

management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Government

Obligations Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal.



The Fund offers two classes of shares: Institutional Shares and Institutional

Service Shares.



SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.



INVESTMENT VALUATIONS
The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.



REPURCHASE AGREEMENTS
It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry

System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions.

Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.



The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").

Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.



INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-

dividend date.



FEDERAL TAXES
It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.



USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.



OTHER
Investment transactions are accounted for on the trade date.



SHARES OF BENEFICIAL INTEREST


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At July 31, 1998, capital paid-in aggregated

$5,379,523,041. Transactions in shares were as follows:

                                                                   YEAR ENDED JULY31,
INSTITUTIONAL SHARES                                               1998             1997
Shares sold                                                         24,848,661,392   17,018,052,623
Shares issued to shareholders in payment of distributions declared      49,306,799       37,459,828
Shares redeemed                                                    (24,484,254,216) (15,945,119,407)
Net change resulting from Institutional Share transactions             413,713,975    1,110,393,044

                                                                   YEAR ENDED JULY31,
INSTITUTIONAL SERVICE SHARES                                       1998            1997
Shares sold                                                        10,493,984,585   5,238,615,490
Shares issued to shareholders in payment of distributions declared     27,345,117      18,299,769
Shares redeemed                                                    (9,785,781,009) (5,022,320,844)
Net change resulting from Institutional Service Share transactions    735,548,693     234,594,415
Net change resulting from share transactions                        1,149,262,668   1,344,987,459

</R

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE
Federated Management, the Fund's investment adviser (the "Adviser"),

receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.



AMINISTRATIVE FEE
Federated Services Company ("FServ"), under the Administrative Services

Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the

Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.



SHAREHOLDER SERVICES FEE
Under the terms of a Shareholder Services Agreement with Federated

Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.



TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES FServ, through its subsidiary, Federated Shareholder Services Company

("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.



PORTFOLIO ACCOUNTING FEES
FServ maintains the Fund's accounting records for which it receives a fee.

The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.



GENERAL
Certain of the Officers and Trustees of the Trust are Officers and Directors

or Trustees of the above companies.



YEAR 2000 (UNAUDITED)
Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of

MONEY MARKET OBLIGATIONS TRUST

(Government Obligations Fund):



We have audited the accompanying statement of assets and liabilities of

Government Obligations Fund (an investment portfolio of Money Market

Obligations Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of July 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. As to confirmation replies not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

Government Obligations Fund (an investment portfolio of Money Market

Obligations Trust) as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.



                               ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania

September 25, 1998



Government Obligations Fund



(Portfolio of Money Market Obligations Trust)
Institutional Service Shares

PROSPECTUS
SEPTEMBER 30, 1998

An Open-End, Diversified Management Investment Company





GOVERNMENT

OBLIGATIONS FUND

INSTITUTIONAL

SERVICE SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000






DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779



INVESTMENT ADVISER

Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779





CUSTODIAN
State Street Bank
and Trust Company
P.O. Box 8600
Boston, MA 02266-8600


TRANSFER AGENT

AND DIVIDEND

DISBURSING AGENT

Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600



INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

[GRAPHIC]

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com


Cusip 60934N807
G01066-02 (9/98)






GOVERNMENT OBLIGATIONS FUND

(A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST)
INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information should be read with the prospectuses of Government Obligations Fund (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust") dated September 30, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

GOVERNMENT OBLIGATIONS FUND
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

Statement dated September 30, 1998



(graphic)
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com



Cusip 60934N104
Cusip 60934N807
G01066-03 (9/98)



(graphic)


TABLE OF CONTENTS

INVESTMENT POLICIES  1

Acceptable Investments  1

When-Issued and Delayed Delivery Transactions  1

Repurchase Agreements  1

Reverse Repurchase Agreements  1

Lending of Portfolio Securities  1

INVESTMENT LIMITATIONS  1

Selling Short and Buying on Margin  1

Issuing Senior Securities and Borrowing Money  2

Pledging Assets  2

Lending Cash or Securities  2

Investing in Commodities  2

Investing in Real Estate  2

Underwriting  2

Concentration of Investments  2

Diversification of Investments  2

Investing in Illiquid Securities  2

Investing in Securities of Other
  Investment Companies   3

Investing for Control  3

Investing in Options  3

Regulatory Compliance  3

MONEY MARKET OBLIGATIONS TRUST MANAGEMENT  4

Share Ownership  7

Trustee Compensation  8

Trustee Liability  8

INVESTMENT ADVISORY SERVICES  8

Investment Adviser  8

Advisory Fees  9

BROKERAGE TRANSACTIONS   9

OTHER SERVICES  9

Fund Administration  9

Custodian and Portfolio Accountant  9

Transfer Agent  9

Independent Public Accountants  9

Shareholder Services  10

DETERMINING NET ASSET VALUE  10

REDEMPTION IN KIND  10

MASSACHUSETTS PARTNERSHIP LAW   10

THE FUND'S TAX STATUS  11

PERFORMANCE INFORMATION  11

Yield  11

Effective Yield  11

Total Return  11

Performance Comparisons  12

Economic and Market Information  12

ABOUT FEDERATED INVESTORS, INC.  12

Mutual Fund Market  13

Institutional Clients  13

Bank Marketing  13

Broker/Dealers and Bank
  Broker/Dealer Subsidiaries  13


INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees (the "Trustees") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

Some of the short-term U.S. government securities the Fund may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate ordinarily is tied to some objective standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates will reduce the changes in the market value of such securities from their original purchase prices. Accordingly, the potential for capital appreciation or capital depreciation should not be greater than that of fixed-interest-rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable-rate U.S. government securities. The Fund may purchase variable-rate U.S. government securities upon the determination by the Trustees that the interest rate as adjusted will cause the instrument to have a current market value that approximates its par value on the adjustment date.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

LENDING OF PORTFOLIO SECURITIES

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Fund at the time of the pledge.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding bonds, debentures, notes, certificates of indebtedness or other debt securities, entering into repurchase agreements or engaging in other transactions where permitted by its investment objective, policies, and limitations or the Trust's Declaration of Trust.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, including limited partnership interests although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not invest 25% or more of the value of its total assets in any one industry. However, the Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States, or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities. The U.S. government is not considered to be an industry.

DIVERSIFICATION OF INVESTMENTS

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States, or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund will not purchase securities of other investment companies, except as part of a merger, consolidation, or other acquisition.

INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

MONEY MARKET OBLIGATIONS TRUST MANAGEMENT



Officers and Trustees are listed with their addresses, birthdates, present positions with Money Market Obligations Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate: July 28, 1924
Chairman and Trustee
Chief Executive Officer and Director or Trustee of the
Funds; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Trust.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate: February 3, 1934
Trustee
Director or Trustee of the Funds; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937
Trustee
Director or Trustee of the Funds; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA
Birthdate: July 4, 1918
Trustee
Director or Trustee of the Funds; Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director, United Refinery; Chairman, Pittsburgh Foundation; Director, Forbes Fund; Chairman, Pittsburgh Civic Light Opera.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA
Birthdate: April 11, 1949
President and Trustee
President or Executive Vice President of the Funds; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; Director or Trustee of some of the Funds. Mr. Donahue is the son of John
F. Donahue, Chairman and Trustee of the Trust.

James E. Dowd, Esq.
571 Hayward Mill Road
Concord, MA
Birthdate: May 18, 1922
Trustee
Director or Trustee of the Funds; Attorney-at-law; Director,
The Emerging Germany Fund, Inc.; formerly, President, Boston
Stock Exchange, Inc.; Regional Administrator, United States
Securities and Exchange Commission.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate: October 11, 1932
Trustee
Director or Trustee of the Funds; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; formerly, Member, National Board of Trustees, Leukemia Society of America.

Edward L. Flaherty, Jr., Esq.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate: June 18, 1924
Trustee
Director or Trustee of the Funds; Attorney, Of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Partner, Meyer and Flaherty.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate: March 16, 1942
Trustee
Director or Trustee of the Funds; formerly, Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation; Director, VISA USA and VISA International; Chairman and Director, Massachusetts Banker Association; Director, Depository Trust Corporation.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate: December 20, 1932
Trustee
Director or Trustee of the Funds; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; formerly, Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate: September 14, 1925
Trustee
Director or Trustee of the Funds; President, World Society for Ekistics, Athens; Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board, and Czech Management Center, Prague; formerly, Professor, United States Military Academy; Professor, United States Air Force Academy.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate: June 21, 1935
Trustee
Director or Trustee of the Funds; Public Relations/ Marketing/Conference Planning; formerly, National Spokesperson, Aluminum Company of America; business owner.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 22, 1930
Executive Vice President
Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 26, 1938
Executive Vice President, Secretary, and Treasurer Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate: May 17, 1923
Vice President
President or Vice President of some of the Funds; Director or Trustee of some of the Funds; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.



* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.



As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short- Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.



SHARE OWNERSHIP

Officers and Trustees as a group own less than 1% of the Fund.



As of September 3, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of the Fund: America Online, Incorporated, Dulles, Virginia, owned approximately 406,000,000, shares (9.08%), and Fleet Securities, Corporation, New York, New York, owned approximately 242,592,879 shares (5.43%), and Fiduciary Trust Company International, New York, New York, (as record owner holding Institutional Shares for its clients), owned approximately 237,971,000 shares (5.32%)

As of September 4, 1998, the following shareholder(s) of record owned 5% or more of the outstanding Institutional Services Shares of the Fund: County of San Bernadino, San Bernadino, California, owned approximately 140,000,000, shares (8.15%) and Hare and Company, New York, New York, owned approximately 102,875,991 shares (5.99%).



TRUSTEE COMPENSATION


NAME,                           AGGREGATE
POSITION WITH                  COMPENSATION                  TOTAL COMPENSATION PAID
TRUST                           FROM TRUST*                      FROM FUND COMPLEX+
John F. Donahue                        $0      $0 for the Trust and
Chairman and Trustee                           56 other investment companies in the Fund Complex
Thomas G. Bigley                  $18,351      $111,222 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex
John T. Conroy, Jr.               $20,189      $122,362 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex
William J. Copeland               $20,189      $122,362 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex
J. Christopher Donahue                 $0      $0 for the Trust and
President and Trustee                          18 other investment companies in the Fund Complex
James E. Dowd, Esq.               $20,189      $122,362 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.           $18,351      $111,222 for the Trust and
                                               56 other investment companies in the Fund Complex
Edward L. Flaherty, Jr., Esq.     $20,189      $122,362 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex
Peter E. Madden                   $18,351      $111,222 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex
John E. Murray, Jr., J.D., S.J.D. $18,351      $111,222 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex
Wesley W. Posvar                  $18,351      $111,222 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex
Marjorie P. Smuts                 $18,351      $111,222 for the Trust and
Trustee                                        56 other investment companies in the Fund Complex



* Information is furnished for the fiscal year ended July 31,1998.



# The aggregate compensation is provided for the Trust which is comprised of six portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER



The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors, Inc. All the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.



The adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.

ADVISORY FEES



For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended July 31, 1998, 1997, and 1996, the adviser earned $9,364,290, $6,777,523, and $5,061,781, respectively, of which $4,778,285, $3,522,148, and $2,827,496, respectively, were waived.



BROKERAGE TRANSACTIONS



When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal year(s) ended July 31, 1998, 1997, and 1996, the Fund paid no brokerage commissions.



Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, Inc., served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended July 31, 1998, 1997, and 1996, the Administrators earned $3,531,785, $2,559,413, and $1,914,143, respectively.



CUSTODIAN AND PORTFOLIO ACCOUNTANT



State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.



TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS



The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.




SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.



For the fiscal year ended July 31, 1998, the Fund earned shareholder service fees on behalf of Institutional Shares and Institutional Service Shares in the amounts of $8,502,649 and $3,202,713, respectively, of which $0 and $3,202,713, respectively, was paid to financial institutions.



DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS



To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.



PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.



For the seven-day period ended July 31, 1998, the yield for Institutional Shares was 5.46%, and the yield for Institutional Service Shares was 5.21%.



EFFECTIVE YIELD



The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.

For the seven-day period ended July 31, 1998 the effective yield for Institutional Shares was 5.61%, and the effective yield for Institutional Service Shares was 5.34%.



TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.



For the one-year, and five-year period ended July 31, 1998, and for the period from March 31, 1990 (date of initial public investment) through July 31, 1998, the average annual total returns were 5.59%, 5.11%, and 5.21%, respectively, for Institutional Shares.

For the one-year period ended July 31, 1998 and for the period from August 1, 1994 (date of initial public investment) to July 31, 1998, the average annual total returns were 5.33% and 5.25%, respectively, for Institutional Service Shares.



PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

SALOMON 30-DAY CD INDEX compares rate levels of 30-day certificates of deposit from the top ten prime representative banks.

SALOMON 30-DAY TREASURY BILL INDEX is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days.

DISCOUNT CORPORATION OF NEW YORK 30-DAY FEDERAL AGENCIES is a weekly quote of the average daily offering price for selected federal agency issues maturing in 30 days.

Advertising and other promotional literature may include charts, graphs, and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.



ABOUT FEDERATED INVESTORS, INC.

Federated Investors, Inc. is dedicated to meeting investor needs which is reflected in its investment decision making --structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.



The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.



In the money market sector, Federated Investors, Inc. gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1997, Federated managed more than $63.1 billion in assets across 51 money market funds, including 18 government, 11 prime and 22 municipal with assets approximating $35 billion, $17.1 billion and $10.9 billion, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated Investors, Inc. are: U.S. equity and high yield--J. Thomas Madden; U.S. fixed income--William D. Dawson, III; and global equities and fixed income--Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.



MUTUAL FUND MARKET



Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, Inc., through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:



INSTITUTIONAL CLIENTS



Federated Investors, Inc. meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.



BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

* Source: Investment Company Institute





Government Obligations Tax-Managed Fund

(A Portfolio of Money Market Obligations Trust)
Institutional Shares

PROSPECTUS

The Institutional Shares of Government Obligations Tax-Managed Fund (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term U.S. government securities to achieve current income consistent with stability of principal and liquidity. The Fund's investment strategy is intended to enable the Fund to provide shareholders with dividends that are exempt from state and local income taxation to the extent permissible by federal and state law. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information dated September 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



PROSPECTUS DATED SEPTEMBER 30, 1998



TABLE OF CONTENTS

Summary of Fund Expenses   1

Financial Highlights-Institutional Shares   2

General Information   3

Year 2000 Statement   3

Investment Information   3

Investment Objective   3

Investment Policies   3

Investment Limitations   4

Fund Information   4

Management of the Fund   4

Distribution of Institutional Shares    5

Administration of the Fund   5

Net Asset Value   6

How to Purchase Shares   6

Purchasing Shares by Wire   6

Purchasing Shares by Check   6

Invest-by-Phone   6

How to Redeem Shares   6

Redeeming Shares by Telephone   6

Redeeming Shares by Mail   7

Account and Share Information   7

Dividends   7

Capital Gains   7

Account Activity   7

Accounts with Low Balances   7

Voting Rights   7

Tax Information   8

Federal Income Tax   8

State and Local Taxes   8

Other Classes of Shares   8

Performance Information   8

Last Meeting of Shareholders   9

Financial Highlights-Institutional Service Shares   10

Financial Statements   11

Report of Independent Public Accountants   18

SUMMARY OF FUND EXPENSES


INSTITUTIONAL SHARES
SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)
None Redemption Fee (as a percentage of amount redeemed, if applicable) None
Exchange Fee None           ANNUAL OPERATING EXPENSES (As a percentage of average net assets)             Management Fee (after waiver)(1) 0.08% 12b-1 Fee
None Total Other Expenses 0.12% Shareholder Services Fee (after waiver)(2) 0.00%
Total Operating Expenses(3) 0.20%



(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.

 (2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion.
The maximum shareholder services fee is 0.25%.

 (3) The total operating expenses would have been 0.57% absent the voluntary waivers of a portion of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Trust Information" and "How to Purchase Shares." Wire- transferred redemptions of less than $5,000 may be subject to additional fees.


EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.
1 Year                                                                              $ 2
3 Years                                                                             $ 6
5 Years                                                                             $11
10 Years                                                                            $26




THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 18.


                                                   YEAR ENDED JULY 31,
                                           1998       1997      1996    1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD      $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                       0.05      0.05      0.05      0.01
LESS DISTRIBUTIONS
Distributions from net investment income   (0.05)    (0.05)    (0.05)    (0.01)
NET ASSET VALUE, END OF PERIOD            $ 1.00    $ 1.00    $ 1.00    $ 1.00
TOTAL RETURN(B)                             5.49%     5.35%     5.50%     0.94%
RATIOS TO AVERAGE NET ASSETS
Expenses                                    0.20%     0.20%     0.17%     0.20%*
Net investment income                       5.35%     5.26%     5.28%     5.78%*
Expense waiver/reimbursement(c)             0.37%     0.38%     0.44%     0.65%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) $953,268  $510,683  $199,243    $3,070



 * Computed on an annualized basis.

 (a) Reflects operations for the period from June 2, 1995 (date of initial public investment) to July 31, 1995.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 3, 1988. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has established two classes of shares known as Institutional Shares and Institutional Service Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries, and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing only in short-term U.S. government securities. A minimum initial investment of $1,000,000 is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.



YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.




INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing only in a portfolio of U.S. government securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

The Fund will limit its investments to investments which, if owned directly, pay interest exempt from state personal income tax. Therefore, dividends paid by the Fund may be exempt from state personal income tax.

ACCEPTABLE INVESTMENTS

The Fund invests only in U.S. government securities. These instruments are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

* notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes of U.S. government agencies or instrumen talities which receive or have access to federal funding; and

* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

     Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:

* the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

* discretionary authority of the U.S. government to purchase certain obliga tions of an agency or instrumentality; or

* the credit of the agency or instrumentality.

AGENCY MASTER DEMAND NOTES

The Fund may enter into master demand notes with various federal agencies and instrumentalities. Under a master demand note, the Fund has the right to increase or decrease the amount of the note on a daily basis within specified maximum and minimum amounts. Master demand notes also normally provide for full or partial repayment upon seven or more days notice by either the Fund or the borrower and bear interest at a variable rate. The Fund relies on master demand notes, in part, to provide daily liquidity. To the extent that the Fund cannot obtain liquidity through master demand notes, it may be required to maintain a larger cash position, invest more assets in securities with current maturities or dispose of assets at a gain or loss to maintain sufficient liquidity.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not invest more than 10% of its net assets in illiquid securities.



FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Administrative Services, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND



Federated Administrative Services, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Administrative Services and other subsidiaries of Federated Inves tors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its sub sidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.



Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SHARES



Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.



SHAREHOLDER SERVICES



The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.


Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. specified below:



  MAXIMUM            AVERAGE AGGREGATE
   FEE                DAILY NET ASSETS
  0.150%           on the first $250million
  0.125%            on the next $250million
  0.100%            on the next $250million
  0.075%      on assets in excess of $750million



The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.




HOW TO PURCHASE SHARES


Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE



Shares may be purchased by Federal Reserve wire by calling the Fund before 2:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 2:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Government Obligations Tax-Managed Fund -- Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK



Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Government Obligations Tax-Managed Fund -- Institutional Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.



INVEST-BY-PHONE

Once an account has been opened, a shareholder may use Invest-by-Phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House. The shareholder's bank, which must be an Automated Clearing House member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.


HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 2:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266- 8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.


ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 2:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS



The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net capital gains at least once every 12 months.

ACCOUNT ACTIVITY

Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.


TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES

<R
The Fund will limit its investments to those which, if owned directly, pay interest exempt from state personal income tax. However, under the laws of some states, the net investment income distributed by the Fund may be taxable to shareholders. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.




OTHER CLASSES OF SHARES



The Fund also offers another class of shares. Institutional Service Shares are sold at net asset value primarily to financial institutions, financial intermediaries, and institutional investors and are subject to a minimum initial investment of $1,000,000.

Both classes are subject to certain of the same expenses.



Institutional Service Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.


PERFORMANCE INFORMATION



From time to time, the Fund advertises its yield, effective yield, and total return. The performance figures will be calculated separately for each class of shares.



Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.




LAST MEETING OF SHAREHOLDERS

A Special Meeting of Trust shareholders was held on April 23, 1998. On February 24, 1998, the record date for shareholders voting at the meeting, there were 28,912,813,604 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1: To elect Trustees.*

                                  SHARES VOTED FOR         SHARES WITHHELD AUTHORITY
Thomas G Bigley                     17,186,131,753                91,735,736
John T. Conroy, Jr.                 17,186,450,467                91,417,022
Peter E. Madden                     17,187,792,175                90,075,314
John E. Murray, Jr., J.D., S.J.D.   17,187,671,030                90,196,459


 * The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, William J. Copeland, J. Christopher Donahue, James E. Dowd, Esq., Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Esq., Wesley W. Posvar, and Marjorie P. Smuts.



FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 18.

                               YEAR ENDED JULY 31,
                             1998 1997 1996 1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                        0.05      0.05      0.05      0.01
LESS DISTRIBUTIONS
Distributions from net investment income    (0.05)    (0.05)    (0.05)    (0.01)
NET ASSET VALUE, END OF PERIOD             $ 1.00    $ 1.00    $ 1.00    $ 1.00
TOTAL RETURN(B)                              5.23%     5.09%     5.23%     0.95%
RATIOS TO AVERAGE NET ASSETS
Expenses                                     0.45%     0.45%     0.42%     0.45%*
Net investment income                        5.11%     4.97%     5.00%     5.55%*
Expense waiver/reimbursement(c)              0.12%     0.13%     0.19%     0.40%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)  $830,652  $421,095  $322,698   $76,165




 * Computed on an annualized basis.

 (a) Reflects operations for the period from May 30, 1995 (date of initial public investment) to July 31, 1995.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)



PORTFOLIO OF INVESTMENTS

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND


JULY 31, 1998

PRINCIPAL
 VALUE                                                                                                       VALUE
GOVERNMENT AGENCIES--100.4%
$ 21,000,000 Federal Farm Credit Bank, 5.500% - 5.700%, 9/2/1998 - 4/1/1999                          $   20,988,033
 203,822,000 (a)Federal Farm Credit Bank, Discount Notes, 5.170% - 5.240%,
  8/3/1998 - 12/11/1998 202,828,754 83,000,000 (b)Federal Farm Credit Bank,
  Floating Rate Notes, 5.381% - 5.456%, 12/1/1998 - 6/1/1999 82,954,210
  51,750,000 Federal Home Loan Bank, 5.540% - 5.705%, 10/2/1998 - 7/15/1999
  51,733,101
 836,317,000 (a)Federal Home Loan Bank, Discount Notes, 5.340% - 5.570%,
 8/3/1998 - 1/13/1999 829,949,026 251,000,000 (b)Federal Home Loan Bank,
 Floating Rate Notes, 5.401% - 5.590%, 8/18/1998 - 6/3/1999 250,920,341
  45,500,000 Student Loan Marketing Association, 5.400% - 5.830%, 10/29/1998 - 8/11/1999                 45,493,357
  39,000,000 (a)Student Loan Marketing Association, Discount Notes, 5.540%, 8/3/1998                     38,987,997
  48,000,000 (b)Student Loan Marketing Association, Floating Rate Notes, 5.303% - 5.553%,
             10/28/1998 11/25/1998                                                                       47,995,807
  59,700,000 (b)Student Loan Marketing Association, Master Notes, 5.353%, 10/7/1998                      59,700,000
 160,000,000 (a)Tennessee Valley Authority Discount Notes, 5.380% - 5.411%, 8/14/1998 - 10/16/1998      159,010,310
             TOTAL GOVERNMENT AGENCIES                                                                1,790,560,936
             TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                                $1,790,560,936


 (a) The issue shows the rate of discount rate at time of purchase.

 (b) Current rate and next reset date shown.

 (c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($1,783,919,582) at July 31, 1998.


(See Notes which are an integral part of the Financial Statements)


STATEMENT OF ASSETS AND LIABILITIES

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND



JULY 31, 1998

ASSETS:
Total investments in securities, at amortized cost and value                   $1,790,560,936
Cash                                                                                2,521,946
Income receivable                                                                   4,750,317
Receivable for shares sold                                                          1,046,727
Deferred organizational costs                                                          14,478
Other assets                                                                           61,985
Total assets                                                                    1,798,956,389
LIABILITIES:
Payable for investments purchased $8,996,400 Payable for shares redeemed 797,553
Income distribution payable 4,828,435 Accrued expenses 414,419 Total liabilities
15,036,807 NET ASSETS for 1,783,919,582 shares outstanding $1,783,919,582 NET
ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$953,268,062 / 953,268,062 shares outstanding                                           $1.00
INSTITUTIONAL SERVICE SHARES:
$830,651,520 / 830,651,520 shares outstanding                                           $1.00




(See Notes which are an integral part of the Financial Statements)


STATEMENT OF OPERATIONS

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND


YEAR ENDED JULY 31, 1998

INVESTMENT INCOME:
Interest                                                                            $79,753,751
EXPENSES:
Investment advisory fee $ 2,869,299 Administrative personnel and services fee
1,082,093 Custodian fees 86,642 Transfer and dividend disbursing agent fees and expenses 92,183 Directors'/Trustees' fees 7,394 Auditing fees 12,652 Legal fees
4,428 Portfolio accounting fees 184,172 Shareholder services fee--Institutional
Shares 1,877,773 Shareholder services fee--Institutional Service Shares
1,708,850 Share registration costs 281,374 Printing and postage 17,566 Insurance premiums 8,211 Miscellaneous 11,630 Total expenses 8,244,267 Waivers-- Waiver of investment advisory fee $ (1,725,248) Waiver of shareholder services fee--Institutional Shares (1,877,773) Total waivers (3,603,021) Net expenses
4,641,246 Net investment income $75,112,505



(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND


                                                                                             YEAR  ENDED  JULY 31,
                                                                                            1998              1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                                 $    75,112,505  $    36,996,272
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Institutional Shares                                                                      (40,176,975)     (15,718,201)
Institutional Service Shares                                                              (34,935,530)     (21,278,071)
Change in net assets resulting from distributions to shareholders                         (75,112,505)     (36,996,272)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                                            6,514,205,911    3,043,939,190
Net asset value of shares issued to shareholders in payment of distributions declared      25,262,402        9,152,302
Cost of shares redeemed                                                                (5,687,326,375)  (2,653,254,346)
Change in net assets resulting from share transactions                                    852,141,938      399,837,146
Change in net assets                                                                      852,141,938      399,837,146
NET ASSETS:
Beginning of period                                                                       931,777,644      531,940,498
End of period                                                                         $ 1,783,919,582  $   931,777,644



(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND

JULY 31, 1998

ORGANIZATION

Money Market Obligations Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Government Obligations Tax-Managed Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity. The Fund offers two classes of shares:
Institutional Shares and Institutional Service Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from the Fund's commencement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At July 31, 1998, capital paid-in aggregated $1,783,919,582. Transactions in shares were as follows:


                                                                          YEAR ENDED JULY 31,
INSTITUTIONAL SHARES                                                     1998             1997
Shares sold                                                          2,745,127,545   1,062,116,399
Shares issued to shareholders in payment of distributions declared      17,109,018       5,995,666
Shares redeemed                                                     (2,319,651,358)   (756,672,059)
Net change resulting from Institutional Share transactions             442,585,205     311,440,006
                                                                          YEAR ENDED JULY 31,
INSTITUTIONAL SERVICE SHARES                                             1998             1997
Shares sold                                                          3,769,078,366   1,981,822,791
Shares issued to shareholders in payment of distributions declared       8,153,384       3,156,636
Shares redeemed                                                     (3,367,675,017) (1,896,582,287)
Net change resulting from Institutional Service Share transactions     409,556,733      88,397,140
Net change resulting from share transactions                           852,141,938     399,837,146




INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Administrative Services, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $26,061 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for their expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended July 31, 1998, the Fund expensed $5,212 of organizational expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MONEY MARKET OBLIGATIONS TRUST (Government Obligations Tax-Managed Fund):

We have audited the accompanying statement of assets and liabilities of Government Obligations Tax-Managed Fund (an investment portfolio of Money Market Obligations Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of July 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Obligations Tax-Managed Fund (an investment portfolio of Money Market Obligations Trust) as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
September 25, 1998


(graphic)
GOVERNMENT OBLIGATIONS
TAX-MANAGED FUND



(A Portfolio of Money Market Obligations Trust)



Institutional Shares



PROSPECTUS
SEPTEMBER 30, 1998



An Open-End Management Investment Company

GOVERNMENT OBLIGATIONS
TAX-MANAGED FUND
INSTITUTIONAL SHARES



Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000



DISTRIBUTOR



Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779



INVESTMENT ADVISER



Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779



CUSTODIAN

State Street Bank
and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT

Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

(graphic)
Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com


Cusip 60934N856
G01140-01-IS (9/98)


(graphic)






Government Obligations Tax-Managed Fund

(A Portfolio of Money Market Obligations Trust)
Institutional Service Shares

PROSPECTUS

The Institutional Service Shares of Government Obligations Tax-Managed Fund (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term U.S. government securities to achieve current income consistent with stability of principal and liquidity. The Fund's investment strategy is intended to enable the Fund to provide shareholders with dividends that are exempt from state and local income taxation to the extent permissible by federal and state law. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information dated September 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



PROSPECTUS DATED SEPTEMBER 30, 1998



TABLE OF CONTENTS

Summary of Fund Expenses   1

Financial Highlights-Institutional Service Shares   2

General Information   3

Year 2000 Statement   3

Investment Information   3

Investment Objective   3

Investment Policies   3

Investment Limitations   4

Fund Information   4

Management of the Fund   4

Distribution of Institutional Service Shares    5

Administration of the Fund   5

Net Asset Value   5

How to Purchase Shares   6

Purchasing Shares by Wire   6

Purchasing Shares by Check   6

Invest-by-Phone   6

How to Redeem Shares   6

Redeeming Shares by Telephone   6

Redeeming Shares by Mail   7

Account and Share Information   7

Dividends   7

Capital Gains   7

Account Activity   7

Accounts with Low Balances   7

Voting Rights   7

Tax Information   8

Federal Income Tax   8

State and Local Taxes   8

Other Classes of Shares   8

Performance Information   8

Last Meeting of Shareholders   9

Financial Highlights-Institutional Shares   10

Financial Statements   11

Report of Independent Public Accountants   18


SUMMARY OF FUND EXPENSES

INSTITUTIONAL SERVICE SHARES
SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)
None Redemption Fee (as a percentage of amount redeemed, if applicable) None
Exchange Fee None


ANNUAL OPERATING EXPENSES
(As a percentage of average net  assets)
Management Fee (after waiver)(1)                                                         0.08%
12b-1 Fee                                                                                None
Total Other Expenses                                                                     0.37%
Shareholder Services Fee                                                            0.25%
Total Operating Expenses(2)                                                              0.45%


 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.

 (2) The total operating expenses would have been 0.57% absent the voluntary waiver of a portion of the management fee.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Trust Information" and "How to Purchase Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.
1 Year                                                                             $ 5
3 Years                                                                            $14
5 Years                                                                            $25
10 Years                                                                           $57




THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 18.

                               YEAR ENDED JULY 31,
                             1998 1997 1996 1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                        0.05      0.05      0.05      0.01
LESS DISTRIBUTIONS
Distributions from net investment income    (0.05)    (0.05)    (0.05)    (0.01)
NET ASSET VALUE, END OF PERIOD             $ 1.00    $ 1.00    $ 1.00    $ 1.00
TOTAL RETURN(B)                              5.23%     5.09%     5.23%     0.95%
RATIOS TO AVERAGE NET ASSETS
Expenses                                     0.45%     0.45%     0.42%     0.45%*
Net investment income                        5.11%     4.97%     5.00%     5.55%*
Expense waiver/reimbursement(c)              0.12%     0.13%     0.19%     0.40%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)  $830,652  $421,095  $322,698   $76,165




 * Computed on an annualized basis.

 (a) Reflects operations for the period from May 30, 1995 (date of initial public investment) to July 31, 1995.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 3, 1988. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has established two classes of shares known as Institutional Service Shares and Institutional Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for financial institutions, financial intermediares, and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing only in short-term U.S. government securities. A minimum initial investment of $1,000,000 is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.



YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.




INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing only in a portfolio of U.S. government securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

The Fund will limit its investments to investments which, if owned directly, pay interest exempt from state personal income tax. Therefore, dividends paid by the Fund may be exempt from state personal income tax.

ACCEPTABLE INVESTMENTS

The Fund invests only in U.S. government securities. These instruments are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

* notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes of U.S. government agencies or instrumen-talities which receive orhave access to federal funding; and

* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:

* the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

* discretionary authority of the U.S. government to purchase certain obliga-tions of an agency or instrumentality; or

* the credit of the agency or instrumentality.

AGENCY MASTER DEMAND NOTES

The Fund may enter into master demand notes with various federal agencies and instrumentalities. Under a master demand note, the Fund has the right to increase or decrease the amount of the note on a daily basis within specified maximum and minimum amounts. Master demand notes also normally provide for full or partial repayment upon seven or more days notice by either the Fund or the borrower and bear interest at a variable rate. The Fund relies on master demand notes, in part, to provide daily liquidity. To the extent that the Fund cannot obtain liquidity through master demand notes, it may be required to maintain a larger cash position, invest more assets in securities with current maturities or dispose of assets at a gain or loss to maintain sufficient liquidity.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not invest more than 10% of its net assets in illiquid securities.


FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Administrative Services, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND



Federated Administrative Services, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Inves tors, Inc.


Federated Administrative Services and other subsidiaries of Federated Inves tors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.



Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES



Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.



SHAREHOLDER SERVICES



The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. specified below:



MAXIMUM          AVERAGE AGGREGATE
 FEE              DAILY NET ASSETS
0.150%        on the first $250 million
0.125%         on the next $250 million
0.100%         on the next $250 million
0.075%   on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.


NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.




HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE



Shares may be purchased by Federal Reserve wire by calling the Fund before 2:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 2:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Government Obligations Tax-Managed Fund -- Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK



Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Government Obligations Tax-Managed Fund -- Institutional Service Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.



INVEST-BY-PHONE

Once an account has been opened, a shareholder may use invest-by-phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House. The shareholder's bank, which must be an Automated Clearing House member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.


HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE



Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 2:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266- 8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.


ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 2:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net capital gains at least once every 12 months.

<R
ACCOUNT ACTIVITY

Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.


TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES

<R
The Fund will limit its investments to those which, if owned directly, pay interest exempt from state personal income tax. However, under laws of some states, the net investment income distributed by the Fund may be taxable to shareholders. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.




OTHER CLASSES OF SHARES



The Fund also offers another class of shares. Institutional Shares are sold at net asset value primarily to financial institutions, financial intermediares, and institutional investors, and are subject to a minimum initial investment of $1,000,000.



All classes are subject to certain of the same expenses.

Institutional Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.




LAST MEETING OF SHAREHOLDERS

A Special Meeting of Trust shareholders was held on April 23, 1998. On February 24, 1998, the record date for shareholders voting at the meeting, there were 28,912,813,604 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1: To elect Trustees.*

                                  SHARES VOTED FOR        SHARES WITHHELD AUTHORITY
Thomas G Bigley                     17,186,131,753                91,735,736
John T. Conroy, Jr.                 17,186,450,467                91,417,022
Peter E. Madden                     17,187,792,175                90,075,314
John E. Murray, Jr., J.D., S.J.D.   17,187,671,030                90,196,459


 * The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, William J. Copeland, J. Christopher Donahue, James E. Dowd, Esq., Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Esq., Wesley W. Posvar, and Marjorie P. Smuts.



FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 18.

                                                   YEAR ENDED JULY 31,
                                            1998      1997      1996    1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD      $ 1.00    $ 1.00    $ 1.00   $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                       0.05      0.05      0.05     0.01
LESS DISTRIBUTIONS
Distributions from net investment income   (0.05)    (0.05)    (0.05)   (0.01)
NET ASSET VALUE, END OF PERIOD            $ 1.00    $ 1.00    $ 1.00   $ 1.00
TOTAL RETURN(B)                             5.49%     5.35%     5.50%    0.94%
RATIOS TO AVERAGE NET ASSETS
Expenses                                    0.20%     0.20%     0.17%     0.20%*
Net investment income                       5.35%     5.26%     5.28%     5.78%*
Expense waiver/reimbursement(c)             0.37%     0.38%     0.44%     0.65%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) $953,268  $510,683  $199,243    $3,070



 * Computed on an annualized basis.

 (a) Reflects operations for the period from June 2, 1995 (date of initial public investment) to July 31, 1995.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


(See Notes which are an integral part of the Financial Statements)


PORTFOLIO OF INVESTMENTS

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND


JULY 31, 1998


PRINCIPAL
 VALUE                                                                                                    VALUE
GOVERNMENT AGENCIES--100.4%
$ 21,000,000 Federal Farm Credit Bank, 5.500% - 5.700%, 9/2/1998 - 4/1/1999                          $   20,988,033
 203,822,000 (a)Federal Farm Credit Bank, Discount Notes, 5.170% - 5.240%, 8/3/1998 - 12/11/1998        202,828,754
  83,000,000 (b)Federal Farm Credit Bank, Floating Rate Notes, 5.381% - 5.456%, 12/1/1998 - 6/1/1999     82,954,210
  51,750,000 Federal Home Loan Bank, 5.540% - 5.705%, 10/2/1998 - 7/15/1999                              51,733,101
 836,317,000 (a)Federal Home Loan Bank, Discount Notes, 5.340% - 5.570%,
 8/3/1998 - 1/13/1999 829,949,026 251,000,000 (b)Federal Home Loan Bank,
 Floating Rate Notes, 5.401% - 5.590%, 8/18/1998 - 6/3/1999 250,920,341
  45,500,000 Student Loan Marketing Association, 5.400% - 5.830%, 10/29/1998 - 8/11/1999                 45,493,357
  39,000,000 (a)Student Loan Marketing Association, Discount Notes, 5.540%, 8/3/1998                     38,987,997
  48,000,000 (b)Student Loan Marketing Association, Floating Rate Notes, 5.303% - 5.553%,
             10/28/199811/25/1998                                                                        47,995,807
  59,700,000 (b)Student Loan Marketing Association, Master Notes, 5.353%, 10/7/1998                      59,700,000
 160,000,000 (a)Tennessee Valley Authority Discount Notes, 5.380% - 5.411%, 8/14/1998 - 10/16/1998      159,010,310
             TOTAL GOVERNMENT AGENCIES                                                                1,790,560,936
             TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                                $1,790,560,936



 (a) The issue shows the rate of discount rate at time of purchase.

 (b) Current rate and next reset date shown.

 (c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($1,783,919,582) at July 31, 1998.



(See Notes which are an integral part of the Financial Statements)


STATEMENT OF ASSETS AND LIABILITIES

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND


JULY 31, 1998

ASSETS:
Total investments in securities, at amortized cost and value                   $1,790,560,936
Cash                                                                                2,521,946
Income receivable                                                                   4,750,317
Receivable for shares sold                                                          1,046,727
Deferred organizational costs                                                          14,478
Other assets                                                                           61,985
Total assets                                                                    1,798,956,389
LIABILITIES:
Payable for investments purchased $8,996,400 Payable for shares redeemed 797,553
Income distribution payable 4,828,435 Accrued expenses 414,419 Total liabilities
15,036,807 NET ASSETS for 1,783,919,582 shares outstanding $1,783,919,582 NET
ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$953,268,062 / 953,268,062 shares outstanding                                           $1.00
INSTITUTIONAL SERVICE SHARES:
$830,651,520 / 830,651,520 shares outstanding                                           $1.00




(See Notes which are an integral part of the Financial Statements)


STATEMENT OF OPERATIONS

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND


YEAR ENDED JULY 31, 1998

INVESTMENT INCOME:
Interest                                                                            $79,753,751
EXPENSES:
Investment advisory fee $ 2,869,299 Administrative personnel and services fee
1,082,093 Custodian fees 86,642 Transfer and dividend disbursing agent fees and expenses 92,183 Directors'/Trustees' fees 7,394 Auditing fees 12,652 Legal fees
4,428 Portfolio accounting fees 184,172 Shareholder services fee--Institutional
Shares 1,877,773 Shareholder services fee--Institutional Service Shares
1,708,850 Share registration costs 281,374 Printing and postage 17,566 Insurance premiums 8,211 Miscellaneous 11,630 Total expenses 8,244,267 Waivers-- Waiver of investment advisory fee $ (1,725,248) Waiver of shareholder services fee--Institutional Shares (1,877,773) Total waivers (3,603,021) Net expenses
4,641,246 Net investment income $75,112,505




(See Notes which are an integral part of the Financial Statements)


STATEMENT OF CHANGES IN NET ASSETS

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND


                                                                                             YEAR  ENDED  JULY 31,
                                                                                             1998             1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                                 $    75,112,505  $    36,996,272
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Institutional Shares                                                                      (40,176,975)     (15,718,201)
Institutional Service Shares                                                              (34,935,530)     (21,278,071)
Change in net assets resulting from distributions to shareholders                         (75,112,505)     (36,996,272)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                                            6,514,205,911    3,043,939,190
Net asset value of shares issued to shareholders in payment of distributions declared      25,262,402        9,152,302
Cost of shares redeemed                                                                (5,687,326,375)  (2,653,254,346)
Change in net assets resulting from share transactions                                    852,141,938      399,837,146
Change in net assets                                                                      852,141,938      399,837,146
NET ASSETS:
Beginning of period                                                                       931,777,644      531,940,498
End of period                                                                         $ 1,783,919,582  $   931,777,644




(See Notes which are an integral part of the Financial Statements)


NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND

JULY 31, 1998

ORGANIZATION

Money Market Obligations Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Government Obligations Tax-Managed Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity. The Fund offers two classes of shares:
Institutional Shares and Institutional Service Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from the Fund's commencement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At July 31, 1998, capital paid-in aggregated $1,783,919,582. Transactions in shares were as follows:


                                                                          YEAR ENDED JULY 31,
INSTITUTIONAL SHARES                                                     1998             1997
Shares sold                                                          2,745,127,545   1,062,116,399
Shares issued to shareholders in payment of distributions declared      17,109,018       5,995,666
Shares redeemed                                                     (2,319,651,358)   (756,672,059)
Net change resulting from Institutional Share transactions             442,585,205     311,440,006


                                                                          YEAR ENDED JULY 31,
INSTITUTIONAL SERVICE SHARES                                             1998             1997
Shares sold                                                          3,769,078,366   1,981,822,791
Shares issued to shareholders in payment of distributions declared       8,153,384       3,156,636
Shares redeemed                                                     (3,367,675,017) (1,896,582,287)
Net change resulting from Institutional Service Share transactions     409,556,733      88,397,140
Net change resulting from share transactions                           852,141,938     399,837,146




INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Administrative Services, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $26,061 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for their expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended July 31, 1998, the Fund expensed $5,212 of organizational expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MONEY MARKET OBLIGATIONS TRUST (Government Obligations Tax-Managed Fund):

We have audited the accompanying statement of assets and liabilities of Government Obligations Tax-Managed Fund (an investment portfolio of Money Market Obligations Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of July 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Obligations Tax-Managed Fund (an investment portfolio of Money Market Obligations Trust) as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
September 25, 1998

Government Obligations
Tax-Managed Fund



(A Portfolio of Money Market Obligations Trust)
Institutional Service Shares

PROSPECTUS
SEPTEMBER 30, 1998



An Open-End Management Investment Company

GOVERNMENT OBLIGATIONS
TAX-MANAGED FUND
INSTITUTIONAL
SERVICE SHARES



Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000



DISTRIBUTOR


Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779



INVESTMENT ADVISER


Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779



CUSTODIAN

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

(graphic)

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com


Cusip 60934N849
G01140-02 (9/98)


(graphic)






GOVERNMENT OBLIGATIONS TAX-MANAGED FUND

(A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST)
INSTITUTIONAL SERVICE SHARES
INSTITUTIONAL SHARES

STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information should be read with the prospectuses of Government Obligations Tax-Managed Fund (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust") dated September 30, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

Statement dated September 30, 1998



(graphic)

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com



Cusip 60934N856
Cusip 60934N849
G01140-03 (9/98)

(graphic)



TABLE OF CONTENTS


INVESTMENT POLICIES  1
  Acceptable Investments  1
  When-Issued and Delayed Delivery Transactions  1
  Reverse Repurchase Agreements  1
INVESTMENT LIMITATIONS  1
  Selling Short and Buying on Margin  1
  Issuing Senior Securities and Borrowing Money  1
  Pledging Assets  1
  Lending Cash or Securities  1
  Investing in Commodities  1
  Investing in Real Estate  2
  Underwriting  2
  Concentration of Investments  2
  Diversification of Investments  2
  Investing in Securities of Other   Investment Companies  2
  Investing in Restricted and Illiquid Securities  2
  Investing for Control  2
  Investing in Options  2
  Regulatory Compliance  2
MONEY MARKET OBLIGATIONS TRUST MANAGEMENT  3
  Share Ownership  6
  Trustee Compensation  7
  Trustee Liability  7
INVESTMENT ADVISORY SERVICES  7
  Investment Adviser  7
  Advisory Fees  8
  BROKERAGE TRANSACTIONS   8
  OTHER SERVICES  8
  Fund Administration  8
  Custodian and Portfolio Accountant  8
  Transfer Agent  8
  Independent Public Accountants  8
  Shareholder Services  9
DETERMINING NET ASSET VALUE  9
REDEMPTION IN KIND  9
MASSACHUSETTS PARTNERSHIP LAW   9
THE FUND'S TAX STATUS  10
PERFORMANCE INFORMATION  10
  Yield  10
  Effective Yield  10
  Total Return  10
  Performance Comparisons  11
  Economic and Market Information  11
ABOUT FEDERATED INVESTORS, INC.  11
  Mutual Fund Market  12
  Institutional Clients  12
  Bank Marketing  12
  Broker/Dealers and Bank Broker/Dealer Subsidiaries  12

INVESTMENT POLICIES



Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.



ACCEPTABLE INVESTMENTS



Some of the short-term U.S. government securities the Fund may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates will reduce the changes in the market value of such securities from their original purchase prices. Accordingly, the potential for capital appreciation or capital depreciation should not be greater than that of fixed interest rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable rate U.S. government securities. The Fund may purchase variable rate U.S. government securities upon the determination by the Board of Trustees that the interest rate as adjusted will cause the instrument to have a current market value that approximates its par value on the adjustment date.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REVERSE REPURCHASE AGREEMENTS



The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.



INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings.

LENDING CASH OR SECURITIES



The Fund will not lend any of its assets, except that it may purchase or hold portfolio securities permitted by its investment objective, policies, and limitations or the Trust's Declaration of Trust.



INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS



The Fund will not invest 25% or more of the value of its total assets in any one industry. However, the Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States, or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities. The U.S. government is not considered to be an industry.



DIVERSIFICATION OF INVESTMENTS



With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States, or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.



The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES



The Fund will not acquire more than 3% of the total outstanding securities of other investment companies, except as part of a merger, consolidation, or other acquisition.



INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities.



INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

MONEY MARKET OBLIGATIONS TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Money Market Obligations Trust, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate: July 28, 1924
Chairman and Trustee
Chief Executive Officer and Director or Trustee of the
Funds; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Trust.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate: February 3, 1934
Trustee
Director or Trustee of the Funds; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937
Trustee
Director or Trustee of the Funds; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA
Birthdate: July 4, 1918
Trustee
Director or Trustee of the Funds; Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director, United Refinery; Chairman, Pittsburgh Foundation; Director, Forbes Fund; Chairman, Pittsburgh Civic Light Opera.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA
Birthdate: April 11, 1949
President and Trustee
President or Executive Vice President of the Funds; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; Director or Trustee of some of the Funds. Mr. Donahue is the son of John
F. Donahue, Chairman and Trustee of the Trust.

James E. Dowd, Esq.
571 Hayward Mill Road
Concord, MA
Birthdate: May 18, 1922
Trustee
Director or Trustee of the Funds; Attorney-at-law; Director,
The Emerging Germany Fund, Inc.; formerly, President, Boston
Stock Exchange, Inc.; Regional Administrator, United States
Securities and Exchange Commission.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate: October 11, 1932
Trustee
Director or Trustee of the Funds; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; formerly, Member, National Board of Trustees, Leukemia Society of America.

Edward L. Flaherty, Jr., Esq.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate: June 18, 1924
Trustee
Director or Trustee of the Funds; Attorney, Of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Partner, Meyer and Flaherty.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate: March 16, 1942
Trustee
Director or Trustee of the Funds; formerly, Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation; Director, VISA USA and VISA International; Chairman and Director, Massachusetts Banker Association; Director, Depository Trust Corporation.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate: December 20, 1932
Trustee
Director or Trustee of the Funds; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; formerly, Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate: September 14, 1925
Trustee
Director or Trustee of the Funds; President, World Society for Ekistics, Athens; Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board, and Czech Management Center, Prague; formerly, Professor, United States Military Academy; Professor, United States Air Force Academy.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate: June 21, 1935
Trustee
Director or Trustee of the Funds; Public Relations/ Marketing/Conference Planning; formerly, National Spokesperson, Aluminum Company of America; business owner.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 22, 1930
Executive Vice President
Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 26, 1938
Executive Vice President, Secretary, and Treasurer Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate: May 17, 1923
Vice President
President or Vice President of some of the Funds; Director or Trustee of some of the Funds; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.





* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.



As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies:


Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.



SHARE OWNERSHIP

Officers and Trustees as a group own less than 1% of the Fund.



As of September 3, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of the Fund: Shaup & Co., Boston, Massachusetts, owned approximately 131,354,314 shares (14.45%); Frost National Bank, San Antonio, Texas, owned approximately 121,787,960 shares (13.40%); Panabco, Newark, Ohio, owned approximately 92,547,020 shares (10.18%); BDG & Co., Boston, Massachusetts, owned approximately 70,240,875 shares (7.73%); and Santa Monica Bank, Santa Monica, California, owned approximately 63,358,349 shares (6.97%).

As of September 3, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of the Fund: Citizens Bank of Rhode Island, Providence, Rhode Island, owned approximately 127,746,944 shares (14.16%); Perry Baker & Co., Westerly, Rhode Island, owned approximately 71,977,227 shares (7.98%); Currier & Co., Salem, Massachusetts, owned approximately 59,638,722 shares (6.61%); and Bowling Green Bank & Trust Co., Bowling Green, Kentucky, owned approximately 53,246,617 shares (5.90%).



TRUSTEE COMPENSATION


NAME,                           AGGREGATE
POSITION WITH                  COMPENSATION                  TOTAL COMPENSATION PAID
TRUST                           FROM TRUST*                      FROM FUND COMPLEX+
John F. Donahue                        $0      $0 for the Trust and
Chairman and Trustee                           56 other investment                                                companies
in the Fund Complex
Thomas G. Bigley                  $18,351      $111,222 for the Trust Trustee                                     and 56
other investment
                                          companies in the Fund Complex
John T. Conroy, Jr.               $20,189      $122,362 for the Trust Trustee                                     and 56
other investment
                                          companies in the Fund Complex
William J. Copeland               $20,189      $122,362 for the Trust Trustee                                     and 56
other investment
                                          companies in the Fund Complex
J. Christopher Donahue                 $0      $0 for the Trust and
President and Trustee                          18 other investment                                                companies
in the Fund Complex
James E. Dowd, Esq.               $20,189      $122,362 for the Trust
Trustee                                        and 56 other investment                                            companies
in the Fund Complex
Lawrence D. Ellis, M.D.           $18,351      $111,222 for the Trust Trustee                                     and 56
other investment                                      companies in the Fund Complex
Edward L. Flaherty, Jr., Esq.     $20,189      $122,362 for the Trust
Trustee                                        and 56 other investment                                            companies
in the Fund Complex
Peter E. Madden                   $18,351      $111,222 for the Trust
Trustee                                        and 56 other investment                                            companies
in the Fund Complex
John E. Murray, Jr., J.D., S.J.D. $18,351      $111,222 for the Trust
Trustee                                        and 56 other investment                                            companies
in the Fund Complex
Wesley W. Posvar                  $18,351      $111,222 for the Trust
Trustee                                        and 56 other investment                                            companies
in the Fund Complex
Marjorie P. Smuts                 $18,351      $111,222 for the Trust
Trustee                                        and 56 other investment                                            companies
in the Fund Complex



* Information is furnished for the fiscal year ended July 31, 1998.



# The aggregate compensation is provided for the Trust which is comprised of six portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER



     The Fund's investment adviser is Federated Administrative Services. It is a subsidiary of Federated Investors, Inc. All the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The adviser shall not be liable to the Government Obligations Tax-Managed Fund, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Government Obligations Tax-Managed Fund.



ADVISORY FEES



For its advisory services, Federated Administrative Services receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended July 31, 1998, 1997, and 1996, the adviser earned $2,869,299, $1,452,990, and $692,278, respectively, of which $1,725,248, $923,964, and
$664,948, respectively, were waived.



BROKERAGE TRANSACTIONS



When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended July 31, 1998, 1997, and 1996, the Fund paid no brokerage commissions.



Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, Inc., served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended July 31, 1998, 1997, and 1996, the Administrators earned $1,082,093, $548,677, and $261,681, respectively.



CUSTODIAN AND PORTFOLIO ACCOUNTANT



State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.



TRANSFER AGENT



Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.



INDEPENDENT PUBLIC ACCOUNTANTS



The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.



SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.



For the fiscal year ended July 31, 1998, the Fund earned shareholder service fees on behalf of Institutional Shares and Institutional Service Shares in the amounts of $1,877,773 and $1,708,850, respectively, $0 and $1,708,850 of which, respectively, was paid to financial institutions.



DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS



To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.



PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.



For the seven-day period ended July 31, 1998, the yields for Institutional Shares and Institutional Service Shares were 5.33% and 5.08%, respectively.



EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.



For the seven-day period ended July 31, 1998, the effective yields for Institutional Shares and Institutional Service Shares were 5.47% and 5.20%, respectively.



TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.



For the one-year period ended July 31, 1998, and for the period from June 2, 1995 (date of initial public investment) through July 31, 1998, the average annual total returns were 5.49% and 5.47%, respectively, for Institutional Shares.

For the one-year period ended July 31, 1998, and for the period from May 30, 1995 (date of initial public investment) through July 31, 1998, the average annual total returns were 5.23% and 5.21%, respectively, for Institutional Service Shares.



PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

SALOMON 30-DAY CD INDEX compares rate levels of 30-day certificates of deposit from the top ten prime representative banks.

SALOMON 30-DAY TREASURY BILL INDEX is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days.

DISCOUNT CORPORATION OF NEW YORK 30-DAY FEDERAL AGENCIES is a weekly quote of the average daily offering price for selected federal agency issues maturing in 30 days.

Advertising and other promotional literature may include charts, graphs, and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.



ABOUT FEDERATED INVESTORS, INC.

Federated Investors, Inc. is dedicated to meeting investor needs which is reflected in its investment decision making --structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.



The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.



In the money market sector, Federated Investors, Inc. gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1997, Federated managed more than $63.1 billion in assets across 51 money market funds, including 18 government, 11 prime, and 22 municipal with assets approximating $35 billion, $17.1 billion, and $10.9 billion, respectively.

     The Chief Investment Officers responsible for oversight of the various investment sectors within Federated Investors, Inc. are: U.S. equity and high yield--J. Thomas Madden; U.S. fixed income--William D. Dawson, III; and global equities and fixed income--Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.



MUTUAL FUND MARKET



Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, Inc., through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:



INSTITUTIONAL CLIENTS



Federated Investors, Inc. meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.



BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

     Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

 *Source: Investment Company Institute




PRIME OBLIGATIONS FUND

(A Portfolio of Money Market Obligations Trust)
Institutional Shares

PROSPECTUS

The Institutional Shares of Prime Obligations Fund (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term money market securities to achieve current income consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information dated September 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



PROSPECTUS DATED SEPTEMBER 30, 1998



TABLE OF CONTENTS

Summary of Fund Expenses   1
Financial Highlights-Institutional Shares   2
General Information 3 Year 2000 Statement 3 Investment Information 3 Investment Objective 3 Investment Policies 3 Investment Risks 5 Investment Limitations 5 Fund Information 6 Management of the Fund 6
Distribution of Institutional Shares   6
Administration of the Fund   7
Net Asset Value   7
How to Purchase Shares   7
Purchasing Shares by Wire   7
Purchasing Shares by Check   7
Invest-by-Phone   8
How to Redeem Shares   8
Redeeming Shares by Telephone   8
Redeeming Shares by Mail   8
Account and Share Information   8
Dividends   8
Capital Gains   9
Account Activity   9
Accounts with Low Balances   9
Voting Rights   9
Tax Information   9
Federal Income Tax   9
State and Local Taxes   9
Other Classes of Shares   9
Performance Information   10
Last Meeting of Shareholders   11
Financial Highlights-Institutional Service Shares   12
Financial Statements 13
 Report of Independent Public Accountants   30

SUMMARY OF FUND EXPENSES
INSTITUTIONAL SHARES
SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                 None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of
 offering price)                                                                              None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
 redemption proceeds, as applicable)                                                          None
Redemption Fee (as a percentage of amount redeemed, if applicable)                            None
Exchange Fee                                                                                  None
ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver)(1)                                                              0.10%
12b-1 Fee                                                                                     None
Total Other Expenses                                                                          0.10%
  Shareholder Services Fee (after waiver)(2)                                        0.00%
Total Operating Expenses(3)                                                                   0.20%

 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.

 (2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion.
The maximum shareholder services fee is 0.25%.

 (3) The total operating expenses would have been 0.55% absent the voluntary waiver of a portion of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information" and "How to Purchase Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE
You would pay the following expenses on a $1,000 investment assuming
(1) 5% annual return and (2) redemption at the end of each time period

1 Year                              $ 2
3 Years                             $ 6
5 Years                             $11
10 Years                            $26


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES
PRIME OBLIGATIONS FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 30.

                                                                    YEAR ENDED JULY 31,
                            1998         1997        1996       1995         1994       1993       1992      1991      1990(a)
NET ASSET VALUE,
BEGINNING OF PERIOD       $  1.00     $  1.00     $  1.00    $  1.00      $  1.00     $  1.00    $  1.00    $  1.00    $1.00
INCOME FROM
INVESTMENT OPERATIONS
 Net investment income       0.05        0.05        0.05       0.06         0.03        0.03       0.05       0.07    0.03
LESS DISTRIBUTIONS
 Distributions from net
 investment income          (0.05)      (0.05)      (0.05)     (0.06)       (0.03)      (0.03)     (0.05)     (0.07)   (0.03)
NET ASSET VALUE,
END OF PERIOD             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00    $  1.00    $  1.00   $1.00
TOTAL RETURN(B)              5.64%       5.45%       5.58%       5.65%       3.47%       3.25%      4.74%      7.30%   2.89%
RATIOS TO AVERAGE
NET ASSETS
 Expenses                    0.20%       0.20%       0.20%       0.20%       0.20%       0.20%      0.20%      0.20%   0.20%*
 Net investment income       5.51%       5.35%       5.43%       5.60%       3.47%       3.20%      4.53%      6.54%   8.21%*
 Expense waiver/
 reimbursement(c)            0.35%       0.36%       0.36%       0.38%       0.14%       0.09%      0.10%      0.24%   0.68%*
SUPPLEMENTAL DATA
 Net assets,
 end of period
 (000 omitted)          $3,980,339  $3,588,082  $3,032,602  $2,457,797  $1,250,979  $1,098,159  $917,418   $473,593    $34,777

 * Computed on an annualized basis.

 (a) Reflects operations for the period from March 26, 1990 (date of initial public investment) to July 31, 1990.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 3, 1988. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has established two classes of shares known as Institutional Shares and Institutional Service Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term money market securities. A minimum initial investment of $1,000,000 over a one-year period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.



YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.



INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of money market securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests in high quality money market instruments that are either rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

* domestic issues of corporate debt obligations, including variable rate demand notes;

* commercial paper (including Canadian Commercial Paper and Europaper);

* certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments"); * short-term credit facilities; * asset-backed securities;
* obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities; and * other money market instruments.

The Fund invests only in instruments denominated and payable in U.S. dollars.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

BANK INSTRUMENTS



The Fund only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million, or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), Canadian Time Deposits, and Eurodollar Time Deposits ("ETDs"). The Fund will treat securities credit enhanced with a bank's letter of credit as Bank Instruments.



ASSET-BACKED SECURITIES

Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may take the form of beneficial interests in special purpose trusts, limited partnership interests, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities often have some form of credit or liquidity enhancement, payments on the securities depend predominantly upon collections of the loans and receivables held by the issuer.

SHORT-TERM CREDIT FACILITIES

The Fund may enter into, or acquire participations in, short-term borrowing arrangements with corporations, consisting of either a short-term revolving credit facility or a master note agreement payable upon demand. Under these arrangements, the borrower may reborrow funds during the term of the facility. The Fund treats any commitments to provide such advances as a standby commitment to purchase the borrower's notes.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit- enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Fund's Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities, and, as a matter of fundamental investment policy which cannot be changed without shareholder approval, will limit such investments to 10% of its net assets. This restriction is not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. As a matter of non-fundamental investment policy, to the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, including non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.

CONCENTRATION OF INVESTMENTS

As a matter of policy which cannot be changed without shareholder approval, the Fund will generally invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the Fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. Captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent will, for purposes of industry concentration, be classified in the industry of their parent's corporation. In addition, the Fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment. Concentrating investments in one industry may subject the Fund to more risk than if it did not concentrate.

INVESTMENT RISKS

ECDs, ETDs, Yankee CDs, Canadian Commercial Paper, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.

FUND INFORMATION
MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND



Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John
F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.



Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SHARES



Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.



SHAREHOLDER SERVICES



The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. specified below:

MAXIMUM                AVERAGE AGGREGATE
 FEE                    DAILY NET ASSETS
 0.150%           on the first $250 million
 0.125%            on the next $250 million
 0.100%            on the next $250 million
 0.075%           on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 5:00 p.m. (Eastern time), Monday through Friday, except on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE



Shares may be purchased by Federal Reserve wire by calling the Fund before 5:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 5:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Prime Obligations Fund -- Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK



Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Prime Obligations Fund -- Institutional Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.



INVEST-BY-PHONE



Once an account has been opened, a shareholder may use invest-by-phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.



HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE



Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 5:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 5:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS



The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net capital gains at least once every 12 months.

ACCOUNT ACTIVITY

Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES



Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


OTHER CLASSES OF SHARES

The Fund also offers other classes. Institutional Service Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000.

All classes are subject to certain of the same expenses.

Institutional Service Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, and total return. The performance figures will be calculated separately for each class of shares.



Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


LAST MEETING OF SHAREHOLDERS

A Special Meeting of Trust shareholders was held on April 23, 1998. On February 24, 1998, the record date for shareholders voting at the meeting, there were 28,912,813,604 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1: To elect Trustees.*

                                  SHARES VOTED FOR        SHARES WITHHELD AUTHORITY
Thomas G. Bigley                    17,186,131,753                91,735,736
John T. Conroy, Jr.                 17,186,450,467                91,417,022
Peter E. Madden                     17,187,792,175                90,075,314
John E. Murray, Jr., J.D., S.J.D.   17,187,671,030                90,196,459

 * The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, William J. Copeland, J. Christopher Donahue, James E. Dowd, Esq., Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Esq., Wesley W. Posvar, and Marjorie P. Smuts.


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES
PRIME OBLIGATIONS FUND
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 30.

                                         YEAR ENDED JULY 31,
                           1998          1997      1996        1995     1994(A)
NET ASSET VALUE,
BEGINNING OF PERIOD      $  1.00       $ 1.00    $  1.00     $  1.00   $  1.00
INCOME FROM
INVESTMENT OPERATIONS
 Net investment income      0.05         0.05       0.05        0.05     0.003
LESS DISTRIBUTIONS
 Distributions from net
 investment income         (0.05)       (0.05)     (0.05)      (0.05)   (0.003)
NET ASSET VALUE,
END OF PERIOD            $  1.00      $  1.00    $  1.00     $  1.00    $ 1.00
TOTAL RETURN(B)             5.37%        5.19%      5.32%       5.38%     0.30%
RATIOS TO AVERAGE
NET ASSETS
 Expenses                   0.45%        0.45%      0.45%       0.45%     0.34%*
 Net investment income      5.24%        5.11%      5.13%       5.66%     4.68%*
 Expense waiver/
 reimbursement(c)           0.10%        0.11%      0.11%       0.13%     0.14%*
SUPPLEMENTAL DATA
 Net assets, end of
 period (000 omitted)  $3,468,222  $2,236,997  $1,297,019   $500,954    $9,387

 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 5, 1994 (date of initial public investment) to July 31, 1994.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS
PRIME OBLIGATIONS FUND

JULY 31, 1998

PRINCIPAL
 AMOUNT                                                                                                      VALUE
CERTIFICATES OF DEPOSIT--7.3%
BANKING--7.3%
 $189,000,000 Bankers Trust Co., New York, 5.640% - 6.010%, 9/9/1998 - 4/23/1999                        $  188,977,947
   16,000,000 Canadian Imperial Bank of Commerce, Toronto, 5.740% - 5.900%, 8/27/1998 - 4/1/1999            15,997,364
   50,000,000 Credit Communal de Belgique, Brussles, 5.650%, 12/11/1998                                     50,000,000
   30,000,000 Morgan Guaranty Trust Co., New York, 5.870%, 8/6/1998                                         29,999,882
   27,000,000 Rabobank Nederland, Utrecht, 5.690%, 1/7/1999                                                 26,985,702
  219,500,000 Societe Generale, Paris, 5.630% - 5.940%, 8/6/1998 - 4/28/1999                               219,409,298
   15,000,000 Svenska Handelsbanken, Stockholm, 5.755%, 4/6/1999                                            14,995,611
              TOTAL CERTIFICATES OF DEPOSIT                                                                546,365,804
(A)COMMERCIAL PAPER--39.9%
BANKING--11.9%
  130,000,000 Aspen Funding Corp., (Guaranteed by Deutsche Bank, AG), 5.375% - 5.687%, 8/3/1998
              12/18/1998                                                                                   128,661,514
   20,865,000 Benedictine Health System, (Lasalle National Bank, Chicago LOC), 5.680%, 10/5/1998            20,651,018
   20,000,000 Comerica, Inc., 5.530%, 8/27/1998                                                             19,920,122
   31,000,000 Commonwealth Bank of Australia, Sydney, 5.640%, 12/17/1998                                    30,349,982
   60,000,000 Cregem North America, Inc., (Guaranteed by Credit Communal de Belgique, Brussles),
              5.500%, 11/9/1998                                                                             59,083,333
  150,881,000 Gotham Funding Corp., 5.680% - 5.720%, 8/7/1998 - 8/25/1998                                  150,559,676
  217,000,000 J.P. Morgan & Co., Inc., 5.450% - 5.490%, 11/16/1998 - 12/31/1998                            212,635,788
   25,000,000 Omnicom Finance, Inc., (ABN AMRO Bank N.V., Amsterdam LOC), 5.510%, 11/30/1998                24,537,007
  149,000,000 Svenska Handelsbanken, Inc., (Guaranteed by Svenska Handelsbanken, Stockholm), 5.460%
              - 5.520%, 11/6/1998 - 12/31/1998                                                             145,802,273
   33,000,000 UBS Finance (Delaware), Inc., (Guaranteed by Union Bank of Switzerland, Zurich),
              5.450% - 5.520%, 8/7/1998 - 12/31/1998                                                        32,682,076
   63,500,000 Westpac Capital Corp., (Guaranteed by Westpac Banking Corp. Ltd., Sydney), 5.490%,
              12/4/1998                                                                                     62,289,531
              Total                                                                                        887,172,320
BROKERAGE--5.1%
   27,000,000 Credit Suisse First Boston, Inc., 5.510% - 5.520%, 8/20/1998 - 10/14/1998                     26,870,716
  354,600,000 Merrill Lynch & Co., Inc., 5.500% - 5.530%, 9/11/1998 - 11/9/1998                            350,741,551
              Total                                                                                        377,612,267

PRIME OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                      VALUE
(A)COMMERCIAL PAPER--CONTINUED
ELECTRIC POWER--0.1%
$  10,000,000 Southern Electric Generating Co. (SEGCO), (Guaranteed by Alabama Power Co., Guaranteed
              by Georgia Power Co.), 5.700%, 8/11/1998                                                 $     9,984,167
FINANCE - AUTOMOTIVE--1.5%
   40,000,000 Chrysler Financial Corp., 5.540%, 8/19/1998                                                   39,889,200
   70,000,000 General Motors Acceptance Corp., 5.512%, 10/27/1998                                           69,067,553
              Total                                                                                        108,956,753
FINANCE - COMMERCIAL--16.5%
   63,500,000 Asset Securitization Cooperative Corp., 5.520%, 10/30/1998                                    62,623,700
   52,000,000 Beta Finance, Inc., 5.490% - 5.520%, 8/21/1998 - 9/30/1998                                    51,660,200
   10,000,000 CXC, Inc., 5.520%, 8/10/1998                                                                   9,986,200
  155,000,000 Corporate Asset Funding Co., Inc. (CAFCO), 5.500% - 5.535%, 8/20/1998 - 10/20/1998           153,876,449
   20,000,000 Falcon Asset Securitization Corp., 5.550%, 8/21/1998                                          19,938,333
  340,000,000 General Electric Capital Corp., 5.380% - 5.680%, 8/3/1998 - 2/4/1999                         337,527,033
  154,000,000 Greenwich Funding Corp., 5.510% - 5.520%, 8/27/1998 - 10/5/1998                              152,883,644
   54,760,000 PREFCO-Preferred Receivables Funding Co., 5.550% - 5.570%, 8/19/1998 - 9/3/1998               54,556,799
   27,159,000 Receivables Capital Corp., 5.525% - 5.550%, 8/21/1998 - 8/25/1998                             27,063,026
  357,630,000 Sheffield Receivables Corp., 5.520% - 5.600%, 8/3/1998 - 9/30/1998                           356,202,812
              Total                                                                                      1,226,318,196
FINANCE - RETAIL--4.2%
  100,000,000 Associates Corp. of North America, 5.600%, 8/3/1998                                           99,968,889
   38,000,000 Associates First Capital Corp., 5.520%, 10/2/1998                                             37,638,747
   75,000,000 Household Finance Corp., 5.690%, 8/3/1998                                                     74,976,292
   28,500,000 Island Finance, Puerto Rico, (Norwest Corp. Support Agreement) 5.520%, 9/14/1998              28,307,720
   20,000,000 New Center Asset Trust, A1+/P1 Series, 5.500%, 8/11/1998                                      19,969,444
   50,000,000 New Center Asset Trust, A1/P1 Series, 5.530%, 11/12/1998                                      49,208,903
              Total                                                                                        310,069,995
INSURANCE--0.6%
   44,000,000 Marsh & McLennan Companies, Inc., 5.400% - 5.490%, 10/20/1998 - 12/14/1998                    43,422,950
              TOTAL COMMERCIAL PAPER                                                                     2,963,536,648

PRIME OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                      VALUE
SHORT-TERM NOTES--11.3%
BANKING--2.5%
$  50,000,000 BankBoston, N.A., 5.650%, 11/9/1998                                                      $    50,000,000
   95,540,000 SALTS II Cayman Islands Corp., (Guaranteed by Bankers Trust International, PLC),
              5.737%, 6/17/1999                                                                             95,540,000
   39,815,000 SALTS III Cayman Island Corp., (Guaranteed by Bankers Trust International, PLC),
              5.850%, 1/23/1999                                                                             39,815,000
              Total                                                                                        185,355,000
BROKERAGE--1.3%
   96,000,000 Goldman Sachs Group, LP, 5.687%, 10/26/1998                                                   96,000,000
FINANCE - AUTOMOTIVE--2.0%
   19,804,491 Chase Manhattan Auto Owner Trust 1998-B, Class A-1, 5.578%, 5/10/1999                         19,804,491
   33,808,320 Chase Manhattan Auto Owner Trust 1998-C, Class A1, 5.588%, 7/9/1999                           33,804,824
   41,000,000 Compass Auto Receivables Trust 1998-A, Class A-1, 5.659%, 7/15/1999                           41,000,000
   27,000,000 Ford Credit Auto Owner Trust 1998-C, Class A-1, 5.608%, 1/15/1999                             27,000,000
   25,000,000 Ford Credit Auto Owner Trust 1998-C, Class A-2, 5.670%, 6/15/1999                             25,000,000
              Total                                                                                        146,609,315
FINANCE - COMMERCIAL--2.4%
   80,000,000 Beta Finance, Inc., 5.690%-5.790%, 3/2/1999-4/8/1999                                          79,995,890
    2,000,000 CIT Group Holdings, Inc., 6.125%, 9/1/1998                                                     2,000,369
  100,000,000 (b)Triangle Funding Ltd., 5.687%, 11/16/1998                                                 100,000,000
              Total                                                                                        181,996,259
FINANCE - EQUIPMENT--1.5%
  108,000,000 Pitney Bowes Credit Corp., 5.675%, 8/10/1998                                                 107,847,504
INSURANCE--1.6%
    4,124,541 Arcadia Automobile Receivables Trust 1998-A, (Guaranteed by FSA), Class A-1, 5.628%,
              3/15/1999                                                                                      4,124,541
    7,352,548 ContiMortgage Home Equity Loan Trust 1998-1, Class A-1, (Guaranteed by MBIA), 5.647%,
              3/15/1999                                                                                      7,352,548
   25,701,455 ContiMortgage Home Equity Loan Trust 1998-2, Class A-1, (Guaranteed by MBIA), 5.648%,
              6/15/1999                                                                                     25,701,455
   20,000,000 Marsh & McLennan Companies, Inc., 5.650%, 10/23/1998                                          20,000,000

PRIME OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                      VALUE
SHORT-TERM NOTES--CONTINUED
INSURANCE--CONTINUED
 $ 26,388,522 WFS Financial 1998-A Owner Trust, Class A-1, (Guaranteed by FSA), 5.618%, 2/20/1999      $    26,388,522
   36,000,000 WFS Financial 1998-B Owner Trust, Class A-1, (Guaranteed by FSA), 5.658%, 7/20/1999           36,000,000
              Total                                                                                        119,567,066
              TOTAL SHORT-TERM NOTES                                                                       837,375,144
(C)VARIABLE RATE INSTRUMENTS--22.3%
BANKING--13.5%
    5,645,000 Abbott Foods, Series 1996, (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       5,645,000
    5,340,000 Alabama State IDA, Series 1994, Miltope Project, (Regions Bank, Alabama LOC), 5.690%,
              8/6/1998                                                                                       5,340,000
    7,825,000 Alabama State IDA, (Wellborn Cabinet, Inc.), Tax Revenue Bonds, (Amsouth Bank N.A.,
              Birmingham LOC), 5.740%, 8/5/1998                                                              7,825,000
    2,175,000 Alabama State IDA, Standard Furniture Project, Series 1995, (Amsouth Bank N.A.,
              Birmingham LOC), 5.740%, 8/6/1998                                                              2,175,000
    7,510,000 Alexandria Executive Club LP, (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       7,510,000
    8,340,000 Arrow N.A., Inc., (Bank of America NT and SA, San Francisco LOC), 5.670%, 8/6/1998             8,340,000
    7,000,000 Asset Holdings Corp. VII, (U.S. Bank, N.A., Minneapolis LOC), 5.670%, 8/6/1998                 7,000,000
    3,500,000 Asset Holdings V, (Bayerische Vereinsbank AG, Munich LOC), 5.670%, 8/6/1998                    3,500,000
       50,000 Associated Materials, Inc., (KeyBank, N.A. LOC), 5.700%, 8/7/1998                                 50,000
   12,000,000 Association of American Medical Colleges, (Guaranteed by Chase Manhattan Bank N.A.,
              New York), 5.690%, 8/5/1998                                                                   12,000,000
    3,800,000 Balboa Investment Group V, Series 1997, (Amsouth Bank N.A., Birmingham LOC), 5.740%,
              8/6/1998                                                                                       3,800,000
    4,000,000 Bardstown City, KY, (RJ Tower Project), Series 1995, (Comerica, Inc. LOC), 5.670%,
              8/6/1998                                                                                       4,000,000
    8,000,000 Bethesda Country Club, Inc., Series 1997, (First National Bank of Maryland, Baltimore
              LOC), 5.640%, 8/4/1998                                                                         8,000,000
   19,085,000 Beverly Hills Nursing Center, Inc., Medilodge Project, Series 1996, (KeyBank, N.A.
              LOC), 5.720%, 8/6/1998 19,085,000 1,612,790 Bowling Green Manor
    LP, (Huntington National Bank, Columbus, OH LOC), 5.670%, 8/6/1998 1,612,790
    5,000,000 Brentlinger Enterprises, (Huntington National Bank, Columbus, OH
    LOC), 5.720%,
              8/6/1998                                                                                       5,000,000
    5,877,000 Capital One Funding Corp., Series 1994-A, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998         5,877,000
   13,596,000 Capital One Funding Corp., Series 1994-C, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998        13,596,000
    8,540,000 Capital One Funding Corp., Series 1994-D, (Bank One, Kentucky LOC), 5.670%, 8/6/1998           8,540,000
      418,000 Capital One Funding Corp., Series 1995-A, (Bank One, Indianapolis, N.A. LOC), 5.670%,
              8/6/1998                                                                                         418,000
   10,106,000 Capital One Funding Corp., Series 1995-B, (Bank One, Kentucky LOC), 5.670%, 8/6/1998          10,106,000
   20,680,000 Capital One Funding Corp., Series 1995-F, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998        20,680,000

PRIME OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                      VALUE
(C)VARIABLE RATE INSTRUMENTS--CONTINUED
BANKING--CONTINUED
$   9,500,000 Capital One Funding Corp., Series 1996-H, (Bank One, West Virginia, N.A. LOC), 5.670%,
              8/6/1998                                                                                 $     9,500,000
    1,065,000 Carpenter, Thomas E., Series 1998, (Huntington National Bank, Columbus, OH LOC),
              5.720%, 8/6/1998 1,065,000 5,000,000 Carport, Inc., Series 1997,
    (Amsouth Bank N.A., Birmingham LOC), 5.740%, 8/6/1998 5,000,000 5,950,000
    Chestnut Hills Apartments, Ltd., (Huntington National Bank, Columbus, OH
    LOC), 5.720%,
              8/6/1998                                                                                       5,950,000
    3,900,000 Cleveland Sportsplex Ltd., (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       3,900,000
    4,000,000 Clinton County, NY IDA, Bombardier Project, Series 1998-B, (Marine Midland Bank N.A.,
              Buffalo, NY LOC), 5.688%, 8/6/1998                                                             4,000,000
    8,300,000 Cloquet, MN, Series 1996-B, Potlach Corp., (Credit Suisse First Boston LOC), 5.700%,
              8/5/1998                                                                                       8,300,000
    1,032,337 Clyde Manor LP, (Huntington National Bank, Columbus, OH LOC), 5.670%, 8/6/1998                 1,032,337
      125,000 Colorado Health Facilities Authority, Arkansas Valley Project, Series 1998-E1, (Bank
              One, Colorado LOC), 5.770%, 8/6/1998                                                             125,000
      505,000 Colorado Health Facilities Authority, Development Disabilities Center Project, Series
              1998-F1, (Bank One, Colorado LOC), 5.770%, 8/6/1998                                              505,000
    5,000,000 Colorado Health Facilities Authority, Development Disabilities Resource Center, Series
              1998C1, (Bank One, Colorado LOC), 5.670%, 8/6/1998                                             5,000,000
    3,000,000 Colorado Health Facilities Authority, Goodwill Industries of Denver Project, Series
              1998-G1, (Bank One, Colorado LOC), 5.670%, 8/6/1998                                            3,000,000
    2,780,000 Columbia County, GA Development Authority, Series 1993, (SunTrust Banks, Inc. LOC),
              5.650%, 8/5/1998                                                                               2,780,000
    8,000,000 Commercial Contractors, Inc., Series 1998, (First National Bank of Maryland, Baltimore
              LOC), 5.640%, 8/4/1998                                                                         8,000,000
    3,100,000 Cuyahoga County, OH IDR, Northstar Plastics, (Bank One, Ohio, N.A. LOC), 5.670%,
              8/6/1998                                                                                       3,100,000
    2,000,000 Damascus Company Ltd., Series 1998, (Huntington National Bank, Columbus, OH LOC),
              5.720%, 8/6/1998                                                                               2,000,000
    8,810,000 Dewberry IV LP, Series 1997, (First National Bank of Maryland, Baltimore LOC), 5.640%,
              8/4/1998                                                                                       8,810,000
    5,900,000 Die-Matic Corp., (Huntington National Bank, Columbus, OH LOC), 5.720%, 8/6/1998                5,900,000
    4,500,000 Double H Plastics, Inc., Series 1998, (Corestates Bank N.A., Philadelphia, PA LOC),
              5.650%, 8/5/1998                                                                               4,500,000
    2,915,000 Douglas County, GA Development Authority, Heritage Bag Project, Series 1998-B,
              (Wachovia Bank of NC, N.A., Winston-Salem LOC), 5.690%, 8/6/1998                               2,915,000
       90,000 ERC Real Estate LLC, (KeyBank, N.A. LOC), 5.670%, 8/6/1998                                        90,000
    3,790,000 Eastwinds Investment, Ltd., (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       3,790,000
    6,805,000 Fort Craig Limited Partnership, (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       6,805,000

PRIME OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                      VALUE
(C)VARIABLE RATE INSTRUMENTS--CONTINUED
BANKING--CONTINUED
$   1,375,000 Frederick County, MD, Thogar, LLC Facility, Series 1998-B, (First National Bank of
              Maryland, Baltimore LOC), 5.640%, 8/4/1998                                               $     1,375,000
    4,000,000 G.M.H. Enterprises, Inc., Series 1995, (National City Bank, Ohio LOC), 5.670%,
              8/6/1998                                                                                       4,000,000
    3,000,000 Gerken Materials, Inc., Series 1995, (Huntington National Bank, Columbus, OH LOC),
              5.670%, 8/6/1998                                                                               3,000,000
    4,000,000 Gerken Materials, Inc., Series 1997, (Huntington National Bank, Columbus, OH LOC),
              5.670%, 8/6/1998                                                                               4,000,000
   11,920,000 Grand Aire Express, Inc., Series 1997, (National City Bank, Ohio LOC), 5.670%, 8/6/1998       11,920,000
    1,150,000 Great Lakes Brewing Co., (Huntington National Bank, Columbus, OH LOC), 5.670%,
             8/6/1998                                                                                        1,150,000
    2,190,000 Grote Family LP, (Huntington National Bank, Columbus, OH LOC), 5.670%, 8/6/1998                2,190,000
   11,860,000 Hunt Club Apartments, Inc., (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                      11,860,000
      650,000 Illinois Development Finance Authority, Series 1996-B, Nimlok Co., Project, (Bank One,
              Illinois, N.A. LOC), 5.820%, 8/6/1998                                                            650,000
   19,000,000 JFK Family Borrowing, LLP, Series 1997, (First National Bank of Maryland, Baltimore
              LOC), 5.640%, 8/4/1998                                                                        19,000,000
    4,500,000 Kendall Health Care Properties, Series 1998-A, (SunTrust Bank, Miami LOC), 5.750%,
              8/5/1998                                                                                       4,500,000
   20,580,000 Kenny, Donald R. and Cheryl A., (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                      20,580,000
    6,780,000 Kenny, Donald R. and Cheryl A., Series 1995-A, (National City Bank, Ohio LOC), 5.670%,
              8/6/1998                                                                                       6,780,000
    7,750,000 Kenny, Donald R. and Cheryl A., Series 1995-B, (Huntington National Bank, Columbus, OH
              LOC), 5.670%, 8/6/1998                                                                         7,750,000
    4,300,000 Kings Creek Country Club, Inc., Series 1997, (Corestates Bank N.A., Philadelphia, PA
              LOC), 5.700%, 8/5/1998                                                                         4,300,000
    2,400,000 L.H. Kroh, Inc., Series 1998, (Corestates Bank N.A., Philadelphia, PA LOC), 5.700%,
              8/5/1998                                                                                       2,400,000
  157,000,000 (b)Liquid Asset Backed Securities Trust, Series 1996-3, (Westdeutsche Landesbank
              Girozentrale Swap Agreement), 5.676%, 8/17/1998                                              157,000,000
   48,694,302 (b)Liquid Asset Backed Securities Trust, Series 1997-1, (Westdeutsche Landesbank
              Girozentrale Swap Agreement), 5.656%, 8/17/1998                                               48,694,302
   16,000,000 Long Lane Master Trust III, Series 1997-C, 5.749%, 8/3/1998                                   16,000,000
    8,500,000 Mack Industries, Series 1998, (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       8,500,000
   23,000,000 Maryland EDC, Human Genome, Series 1997, (First National Bank of Maryland, Baltimore
              LOC), 5.640%, 8/4/1998                                                                        23,000,000
    6,200,000 Medford Convalescent & Nursing Center, Series 1997, (First National Bank of Maryland,
              Baltimore LOC), 5.640%, 8/4/1998                                                               6,200,000
    3,130,000 Midwest Funding Corp., Series 1991-A, Class A-1, (Bank One, Ohio, N.A. LOC), 5.670%,
              8/6/1998                                                                                       3,130,000
    3,320,000 Midwest Funding Corp., Series 1991-C, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998             3,320,000

PRIME OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                      VALUE
(C)VARIABLE RATE INSTRUMENTS--CONTINUED
BANKING--CONTINUED
$   1,458,000 Midwest Funding Corp., Series 1992-B, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998       $     1,458,000
    2,349,000 Midwest Funding Corp., Series 1992-C, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998             2,349,000
    4,720,000 Miller, James & Deborah, Series 1997, (First National Bank of Maryland, Baltimore LOC),
              5.640%, 8/4/1998                                                                               4,720,000
   11,400,000 Mississippi Business Finance Corp., Choctaw Foods, Inc, (Rabobank Nederland, Utrecht
              LOC), 5.650%, 8/5/1998                                                                        11,400,000
    5,800,000 Mississippi Business Finance Corp., Metalloy Project, (Comerica Bank, Detroit, MI
              LOC), 5.570%, 8/6/1998                                                                         5,800,000
   12,000,000 Mississippi Business Finance Corp., Series 1994, Georgia Gulf, (Wachovia Bank of NC,
              N.A., Winston-Salem LOC), 5.610%, 8/5/1998                                                    12,000,000
    2,000,000 Mississippi Business Finance Corp., Series 1995, Plantation Pointe, LP Project,
              (SunTrust Bank, Atlanta LOC), 5.690%, 8/6/1998                                                 2,000,000
    4,900,000 NUFUNDING, Inc., Series 1996, (Lasalle National Bank, Chicago LOC), 5.726%, 8/5/1998           4,900,000
    2,800,000 Newbury Industrial Park, Series 1996, (Huntington National Bank, Columbus, OH LOC),
              5.670%, 8/6/1998                                                                               2,800,000
   13,365,000 North Oaks Partnership, Series 1998, (Lasalle National Bank, Chicago LOC), 5.750%,
              8/6/1998                                                                                      13,365,000
    5,500,000 Northampton County, PA IDA, Series 1998, (Dauphin Deposit Bank and Trust LOC), 5.740%,
              8/5/1998                                                                                       5,500,000
    2,175,000 Nova University, Inc. Lease Revenue Bonds, Series 1993, Miami Dolphins Training
              Facility, (SunTrust Bank, South Florida LOC), 5.650%, 8/5/1998                                 2,175,000
    5,289,000 Oceana County Freezer Storage, Inc., Series 1998, (Huntington National Bank, Columbus,
              OH LOC), 5.670%, 8/6/1998                                                                      5,289,000
    2,145,000 Orangeburg Convalescent Care Center, Inc., Series 1995-A, (PNC Bank, Kentucky LOC),
              5.639%, 8/3/1998                                                                               2,145,000
    1,955,000 Port Authority of Saint Paul, MN, Bix Fruit Co., Series 1998-B, (Firstar Bank,
              Milwaukee LOC), 5.910%, 8/6/1998                                                               1,955,000
    3,350,000 Port Authority of Saint Paul, MN, National Checking Co. Project, Series 1998-B, 5.810%,
              8/6/1998                                                                                       3,350,000
    9,500,000 Primex Funding Corp., Series 1997-A, (Bank One, Indianapolis, N.A. LOC), 5.670%,
              8/6/1998                                                                                       9,500,000
   71,915,014 (b)Rabobank Optional Redemption Trust, Series 1997-101, 5.688%, 10/15/1998                    71,915,014
    2,875,000 Roby Company Ltd. Partnership, (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       2,875,000
    7,020,000 Roby Company Ltd. Partnership, (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       7,020,000
   12,350,000 Rooker, J.W., (Wachovia Bank of NC, N.A., Winston-Salem LOC), 5.640%, 8/5/1998                12,350,000
    2,600,000 San Jose, CA Multifamily Housing Revenue Bonds, Carlton Plaza of San Jose, Series 1998
              A-T, (Commerzbank AG, Frankfurt LOC), 5.670%, 8/6/1998                                         2,600,000

PRIME OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                      VALUE
(C)VARIABLE RATE INSTRUMENTS--CONTINUED
BANKING--CONTINUED
$     200,000 Scranton Times, LP, (PNC Bank, N.A. LOC), 5.639%, 8/3/1998                               $       200,000
    1,020,000 Solon, OH, Custom Graphics, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998                       1,020,000
    2,000,000 Souser Family Ltd. Partnership, Series 1998, (Dauphin Deposit Bank and Trust LOC),
              5.740%, 8/5/1998                                                                               2,000,000
    3,340,000 Spitzer Group, Series 1996-A, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998                     3,340,000
    1,935,000 Spitzer Group, Series 1996-B, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998                     1,935,000
   14,000,000 Spitzer Group, Series 1998-A, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998                    14,000,000
   12,500,000 Spitzer Group, Series 1998-B, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998                    12,500,000
    4,700,000 Springfield Limited, Series A, (Union Bank of Switzerland, Zurich LOC), 5.670%,
              8/6/1998                                                                                       4,700,000
    2,000,000 Stark County, OH IDR, Shearer's Foods, Inc., Series 1997, (Bank One, Ohio, N.A. LOC),
              5.670%, 8/6/1998                                                                               2,000,000
    2,750,000 Stratford Properties, LP, Series 1998, (First National Bank of Maryland, Baltimore
              LOC), 5.640%, 8/4/1998                                                                         2,750,000
    3,250,000 Summit County, OH IDR, Series 1997, Malco Products, Inc, (Bank One, Ohio, N.A. LOC),
              5.670%, 8/6/1998                                                                               3,250,000
    4,715,000 TNT Co., Series 1998, (Huntington National Bank, Columbus, OH LOC), 5.720%, 8/6/1998           4,715,000
   47,035,000 Terry Griffin Gate Partners, Ltd., Series 1995, (Bank One, Kentucky LOC), 5.670%,
              8/5/1998                                                                                      47,035,000
    7,300,000 Tift County, GA Development Authority, Chickasha of Georgia Project, Series 1997,
              (Bank of Tokyo-Mitsubishi Ltd. LOC), 5.760%, 8/5/1998                                          7,300,000
    5,545,000 Van Dyne Crotty Co., Series 1996, (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       5,545,000
    5,000,000 Van Dyne Crotty Co., Series 1998, (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       5,000,000
    2,701,000 Vista Funding Corp., (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998                              2,701,000
    3,989,000 Vista Funding Corp., Series 1994-A, (Fifth Third Bank of Northwestern OH LOC), 5.670%,
              8/6/1998                                                                                       3,989,000
    1,368,000 Vista Funding Corp., Series 1995-B, (Fifth Third Bank of Northwestern OH LOC), 5.670%,
              8/6/1998                                                                                       1,368,000
    9,622,000 Vista Funding Corp., Series 1995-D, (Fifth Third Bank of Northwestern OH LOC), 5.670%,
              8/6/1998                                                                                       9,622,000
    5,696,000 Vista Funding Corp., Series 1995-E, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998               5,696,000
    7,311,000 Vista Funding Corp., Series 1998-B, (Fifth Third Bank of Northwestern OH LOC), 5.690%,
              8/6/1998                                                                                       7,311,000
    5,055,000 Vulcan, Inc., (Amsouth Bank N.A., Birmingham LOC), 5.740%, 8/6/1998                            5,055,000
      981,431 Wauseon Manor II LP, (Huntington National Bank, Columbus, OH LOC), 5.670%, 8/6/1998              981,431
    2,960,000 Wexner Heritage House, (Huntington National Bank, Columbus, OH LOC), 5.670%, 8/6/1998          2,960,000
    7,250,000 Whetstone Care Center, LLC, Series 1998, (Fifth Third Bank, Cincinnati LOC), 5.750%,
              8/6/1998                                                                                       7,250,000
    3,000,000 White Bear Lake, MN City of, Series 1993, (Norwest Bank Minnesota, N.A. LOC), 5.940%,
              8/6/98                                                                                         3,000,000

PRIME OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                      VALUE
(C)VARIABLE RATE INSTRUMENTS--CONTINUED
BANKING--CONTINUED
$  16,500,000 William Hill Manor, Inc., Series 1998, (First National Bank of Maryland, Baltimore
              LOC), 5.640%, 8/4/1998                                                                   $    16,500,000
    3,425,000 Wood County, OH, IMCO Carbide Tool, Inc., Series 1998, (Huntington National Bank,
              Columbus, OH LOC), 5.670%, 8/6/1998                                                            3,425,000
    2,250,000 YMCA of Central, OH, (Huntington National Bank, Columbus, OH LOC), 5.670%, 8/6/1998            2,250,000
              Total                                                                                      1,004,330,874
ELECTRICAL EQUIPMENT--0.4%
   32,674,483 Northwest Airlines, Inc., (Guaranteed by General Electric Co.), 5.639%, 8/3/1998              32,674,483
FINANCE - AUTOMOTIVE--1.3%
  100,000,000 General Motors Acceptance Corp., Mortgage of PA, (Guaranteed by General Motors
              Acceptance Corp.), 5.627%, 8/3/1998                                                           99,046,516
FINANCE - RETAIL--1.7%
   60,000,000 (b)Associates Corp. of North America, 5.710%, 8/3/1998                                        59,987,584
   64,000,000 Carco Auto Loan Master Trust 1993-2, Class A1, 5.605%, 8/17/1998                              64,000,000
              Total                                                                                        123,987,584
INSURANCE--5.4%
   15,000,000 Allstate Life Insurance Co., 5.759%, 10/1/1998                                                15,000,000
   50,000,000 First Allmerica Financial Life Insurance Co., 5.768%, 10/14/1998                              50,000,000
   30,000,000 Jackson National Life Insurance Co., 5.730%, 9/24/1998                                        30,000,000
   14,000,000 Jackson National Life Insurance Co., 5.780%, 10/1/1998                                        14,000,000
   80,477,447 (b)Liquid Asset Backed Securities Trust, Series 1997-3, Senior Notes, (Guaranteed by
              AMBAC), 5.658%, 9/28/1998                                                                     80,477,447
   35,000,000 Peoples Security Life Insurance Company, 5.780%, 8/3/1998                                     35,000,000
   32,000,000 Peoples Security Life Insurance Company, 5.840%, 8/3/1998                                     32,000,000
   25,000,000 Security Life of Denver Insurance Co., 5.738%, 8/3/1998                                       25,000,000
   10,000,000 SunAmerica Life Insurance Company, 5.758%, 8/3/1998                                           10,000,000
   70,000,000 Transamerica Life Insurance and Annuity Co., 5.759%, 10/1/1998                                70,000,000
   44,000,000 Travelers Insurance Company, 5.739%, 8/3/1998                                                 44,000,000
              Total                                                                                        405,477,447
              TOTAL VARIABLE RATE INSTRUMENTS                                                            1,665,516,904

PRIME OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                      VALUE
TIME DEPOSITS--6.9%
BANKING--6.9%
$ 175,000,000 Bank of Tokyo-Mitsubishi Ltd., 5.687%, 8/3/1998                                          $   175,000,000
  150,000,000 Chase Manhattan Bank (USA) N.A., Wilmington, 5.687%, 8/3/1998                                150,000,000
  100,000,000 Deutsche Bank, AG, 5.687%, 8/3/1998                                                          100,000,000
   15,000,000 Mellon Bank N.A., Pittsburgh, 5.687%, 8/3/1998                                                15,000,000
   75,000,000 Westdeutsche Landesbank Girozentrale, 5.687%, 8/3/1998                                        75,000,000
              TOTAL TIME DEPOSITS                                                                          515,000,000
(D)REPURCHASE AGREEMENTS--12.2%
  106,625,000 ABN AMRO Chicago Corp., 5.690%, dated 7/31/1998, due 8/3/1998                                106,625,000
   72,855,000 Donaldson, Lufkin and Jenrette Securities Corp., 5.620%, dated 7/31/1998, due 8/3/1998        72,855,000
   98,200,000 First Union Capital Markets, 5.630%, dated 7/31/1998, due 8/3/1998                            98,200,000
   69,000,000 Goldman Sachs Group, LP, 5.700%, dated 7/31/1998, due 8/3/1998                                69,000,000
  143,500,000 HSBC Securities, Inc., 5.690%, dated 7/31/1998, due 8/3/1998                                 143,500,000
  300,000,000 Lehman Brothers, Inc., 5.630%, dated 7/31/1998, due 8/3/1998                                 300,000,000
   50,000,000 Salomon Brothers, Inc., 5.690%, dated 7/31/1998, due 8/3/1998                                 50,000,000
   20,000,000 Societe Generale Securities Corp., 5.625%, dated 7/31/1998, due 8/3/1998                      20,000,000
   50,000,000 Warburg Dillon Reed LLC, 5.610%, dated 7/31/1998, due 8/3/1998                                50,000,000
              TOTAL REPURCHASE AGREEMENTS                                                                  910,180,000
              TOTAL INVESTMENTS (AT AMORTIZED COST)(E)                                                 $ 7,437,974,500

 (a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

 (b) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At July 31, 1998, these securities amounted to $518,074,347 which represents 7.0% of net assets.

 (c) Current rate and next reset date shown.

 (d) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

 (e) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($7,448,561,427) at July 31, 1998.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation EDC --Economic Development Commission FSA --Financial Security Assurance IDA --Industrial Development Authority IDR --Industrial Development Revenue LLC --Limited Liability Corporation LOC --Letter of Credit LP --Limited Partnership MBIA --Municipal Bond Investors Assurance PLC --Public Limited Company SA --Support Agreement

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
PRIME OBLIGATIONS FUND

JULY 31, 1998

ASSETS:
Investments in repurchase agreements                               $  910,180,000
Investments in securities                                           6,527,794,500
Total investments in securities, at amortized cost and value                          $  7,437,974,500
Cash                                                                                         1,574,950
Income receivable                                                                           30,117,848
Receivable for shares sold                                                                   4,654,530
Prepaid expenses                                                                               362,706
Total assets                                                                             7,474,684,534
LIABILITIES:
Payable for shares redeemed                                               915,411
Income distribution payable                                            23,885,126
Accrued expenses                                                        1,322,570
Total liabilities                                                                           26,123,107
NET ASSETS for 7,448,561,427 shares outstanding                                       $  7,448,561,427
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$3,980,339,187 / 3,980,339,187 shares outstanding                                               $1.00
INSTITUTIONAL SERVICE SHARES:
$3,468,222,240 / 3,468,222,240 shares outstanding                                               $1.00


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS
PRIME OBLIGATIONS FUND


YEAR ENDED JULY 31, 1998

INVESTMENT INCOME:
Interest                                                                                $408,069,509
EXPENSES:
Investment advisory fee                                                 $ 14,305,445
Administrative personnel and services fee                                  5,395,419
Custodian fees                                                               429,093
Transfer and dividend disbursing agent fees and expenses                     180,427
Directors'/Trustees' fees                                                     47,000
Auditing fees                                                                 13,000
Legal fees                                                                    22,400
Portfolio accounting fees                                                    527,951
Shareholder services fee--Institutional Shares                             9,947,222
Shareholder services fee--Institutional Service Shares                     7,934,584
Share registration costs                                                     513,794
Printing and postage                                                          20,000
Insurance premiums                                                           210,897
Taxes                                                                         18,560
Miscellaneous                                                                 26,943
Total expenses                                                            39,592,735
Waivers--
Waiver of investment advisory fee                           $(7,090,763)
Waiver of shareholder services fee--Institutional Shares     (9,947,222)
Total waivers                                                            (17,037,985)
Net expenses                                                                              22,554,750
Net investment income                                                                   $385,514,759

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
PRIME OBLIGATIONS FUND

                                                                                      YEAR ENDED JULY 31,
                                                                                          1998            1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                             $    385,514,759  $    264,242,252
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Institutional Shares                                                                  (219,104,923)     (175,275,611)
Institutional Service Shares                                                          (166,409,836)      (88,966,641)
Change in net assets resulting from distributions to shareholders                     (385,514,759)     (264,242,252)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                                        81,194,972,477    57,987,041,825
Net asset value of shares issued to shareholders in payment of
distributions declared                                                                 107,652,252        78,154,545
Cost of shares redeemed                                                            (79,679,142,681)  (56,569,738,161)
Change in net assets resulting from share transactions                               1,623,482,048     1,495,458,209
Change in net assets                                                                 1,623,482,048     1,495,458,209
NET ASSETS:
Beginning of period                                                                  5,825,079,379     4,329,621,170
End of period                                                                     $  7,448,561,427  $  5,825,079,379

(See Notes which are an integral part of the Financial Statements) NOTES TO FINANCIAL STATEMENTS
PRIME OBLIGATIONS FUND

JULY 31, 1998

ORGANIZATION

Money Market Obligations Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Prime Obligations Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal.

The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At July 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $3,342, which will reduce the fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:



EXPIRATION YEAR       EXPIRATION AMOUNT
    2006                   $3,342



Additionally, net capital losses of $9,477 attributable to security transactions incurred after October 31, 1997, are treated as arising on the first day of the Fund's next taxable year.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each restricted security held at July 31, 1998, is as follows:

SECURITY                                                ACQUISITION DATE      ACQUISITION  COST
Associates Corp. of North America                         12/3/1997              $  59,968,800
Liquid Asset Backed Securities Trust, Series 1996-3        8/15/1996               157,000,000
Liquid Asset Backed Securities Trust, Series 1997-1        2/19/1997                48,694,302
Liquid Asset Backed Securities Trust, Series 1997-3        6/27/1997                80,477,447
Rabobank Optional Redemption Trust, Series 1997-101  04/17/1997-07/22/1998          71,915,014
Triangle Funding Ltd.                                     10/16/1997               100,000,000


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At July 31, 1998, capital paid-in aggregated $7,448,561,427. Transactions in shares were as follows:

                                                                          YEAR ENDED JULY 31,
INSTITUTIONAL SHARES                                                     1998            1997
Shares sold                                                         55,022,265,485   41,776,217,888
Shares issued to shareholders in payment of distributions declared      69,275,080       53,083,360
Shares redeemed                                                    (54,699,283,688) (41,273,820,945)
Net change resulting from Institutional Share transactions             392,256,877      555,480,303
                                                                            YEAR ENDED JULY 31,
INSTITUTIONAL SERVICE SHARES                                              1998            1997
Shares sold                                                         26,172,706,992   16,210,823,937
Shares issued to shareholders in payment of distributions declared      38,377,172       25,071,185
Shares redeemed                                                    (24,979,858,993) (15,295,917,216)
Net change resulting from Institutional Service Share transactions   1,231,225,171      939,977,906
Net change resulting from share transactions                         1,623,482,048    1,495,458,209


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MONEY MARKET OBLIGATIONS TRUST
(Prime Obligations Fund):

We have audited the accompanying statement of assets and liabilities of Prime Obligations Fund (an investment portfolio of Money Market Obligations Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of July 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. As to confirmation replies not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Obligations Fund (an investment portfolio of Money Market Obligations Trust) as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
September 25, 1998


PRIME
OBLIGATIONS
FUND

(A Portfolio of Money Market Obligations Trust)

Institutional Shares



PROSPECTUS
SEPTEMBER 30, 1998


An Open-End Management
Investment Company

PRIME OBLIGATIONS FUND
INSTITUTIONAL SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000



DISTRIBUTOR



Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779



INVESTMENT ADVISER



Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779



CUSTODIAN

State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
2100 PPG Place
Pittsburgh, PA 15222

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 60934N203
601352-01 (9/98)
[graphic]






Prime Obligations Fund

(A Portfolio of Money Market Obligations Trust)
Institutional Service Shares

PROSPECTUS

The Institutional Service Shares of Prime Obligations Fund (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term money market securities to achieve current income consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information dated September 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS DATED SEPTEMBER 30, 1998



TABLE OF CONTENTS

Summary of Fund Expenses   1

Financial Highlights-Institutional Service Shares   2

General Information   3

Year 2000 Statement   3

Investment Information   3

Investment Objective   3

Investment Policies   3

Investment Risks   5

Investment Limitations   5

Fund Information   6

Management of the Fund   6

Distribution of Institutional Service Shares    6

Administration of the Fund   7

Net Asset Value   7

How to Purchase Shares   7

Purchasing Shares by Wire   7

Purchasing Shares by Check   7

Invest-by-Phone   8

How to Redeem Shares   8

Redeeming Shares by Telephone   8

Redeeming Shares by Mail   8

Account and Share Information   8

Dividends   8

Capital Gains   9

Account Activity   9

Accounts with Low Balances   9

Voting Rights   9

Tax Information   9

Federal Income Tax   9

State and Local Taxes   9

Other Classes of Shares   9

Performance Information   10

Last Meeting of Shareholders   11

Financial Highlights-Institutional Shares   12

Financial Statements  13

Report of Independent Public Accountants   30



SUMMARY OF FUND EXPENSES


                                    INSTITUTIONAL SERVICE SHARES
                                  SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)            None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of
 offering price)                                                                         None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
 redemption proceeds, as applicable)                                                     None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
                                    ANNUAL OPERATING EXPENSES
                            (As a percentage of average net assets)
Management Fee (after waiver)(1)                                                         0.10%
12b-1 Fee                                                                                None
Total Other Expenses                                                                     0.35%
Shareholder Services Fee                                                           0.25%
Total Operating Expenses(2)                                                              0.45%



 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.

 (2) The total operating expenses would have been 0.55% absent the voluntary waiver of a portion of the management fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information" and "How to Purchase Shares." Wire- transferred redemptions of less than $5,000 may be subject to additional fees.


EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period
1 Year                                                                              $ 5
3 Years                                                                             $14
5 Years                                                                             $25
10 Years                                                                            $57


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS-INSTITUTIONAL SERVICE SHARES
PRIME OBLIGATIONS FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
Reference is made to the Report of Independent Public Accountants on page 30.


                                                            YEAR ENDED July 31,
                                            1998       1997       1996       1995       1994(a)
NET ASSET VALUE, BEGINNING OF PERIOD      $  1.00    $  1.00    $  1.00    $  1.00      $  1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                        0.05       0.05       0.05        0.05       0.003
LESS DISTRIBUTIONS
Distributions from net investment income    (0.05)     (0.05)     (0.05)      (0.05)     (0.003)
NET ASSET VALUE, END OF PERIOD            $  1.00    $  1.00    $  1.00     $  1.00     $  1.00
TOTAL RETURN(B)                              5.37%      5.19%      5.32%       5.38%       0.30%
RATIOS TO AVERAGE NET ASSETS
Expenses                                     0.45%      0.45%      0.45%       0.45%       0.34%*
Net investment income                        5.24%      5.11%      5.13%       5.66%       4.68%*
Expense waiver/reimbursement(c)              0.10%      0.11%      0.11%       0.13%       0.14%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) $3,468,222 $2,236,997 $1,297,019    $500,954      $9,387



 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 5, 1994 (date of initial public investment) to July 31, 1994.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 3, 1988. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has established two classes of shares known as Institutional Service Shares and Institutional Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for financial institutions, financial intermediaries and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term money market securities. A minimum initial investment of $1,000,000 over a one-year period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.



YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.




INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of money market securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests in high quality money market instruments that are either rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

* domestic issues of corporate debt obligations, including variable rate demand notes;

* commercial paper (including Canadian Commercial Paper and Europaper);

* certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments");

* short-term credit facilities;

* asset-backed securities;

* obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities; and

* other money market instruments.

The Fund invests only in instruments denominated and payable in U.S. dollars.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

BANK INSTRUMENTS



The Fund only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million, or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), Canadian Time Deposits, and Eurodollar Time Deposits ("ETDs"). The Fund will treat securities credit enhanced with a bank's letter of credit as Bank Instruments.



ASSET-BACKED SECURITIES

Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may take the form of beneficial interests in special purpose trusts, limited partnership interests, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities often have some form of credit or liquidity enhancement, payments on the securities depend predominantly upon collections of the loans and receivables held by the issuer.

SHORT-TERM CREDIT FACILITIES

The Fund may enter into, or acquire participations in, short-term borrowing arrangements with corporations, consisting of either a short-term revolving credit facility or a master note agreement payable upon demand. Under these arrangements, the borrower may reborrow funds during the term of the facility. The Fund treats any commitments to provide such advances as a standby commitment to purchase the borrower's notes.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Fund's Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities, and, as a matter of fundamental investment policy which cannot be changed without shareholder approval, will limit such investments to 10% of its net assets. This restriction is not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. As a matter of non-fundamental investment policy, to the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, including non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.

CONCENTRATION OF INVESTMENTS

As a matter of policy which cannot be changed without shareholder approval, the Fund will generally invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the Fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. Captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent will, for purposes of industry concentration, be classified in the industry of their parent's corporation. In addition, the Fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment. Concentrating investments in one industry may subject the Fund to more risk than if it did not concentrate.

INVESTMENT RISKS

ECDs, ETDs, Yankee CDs, Canadian Commercial Paper, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

INVESTMENT LIMITATIONS



The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.


FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND



Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A
(voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.



Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES



Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.



SHAREHOLDER SERVICES



The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS



In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.



ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. specified below:

MAXIMUM
  FEE             AVERAGE AGGREGATE
                  DAILY NET ASSETS
 0.150%        on the first $250 million
 0.125%        on the next $250 million
 0.100%        on the next $250 million
 0.075%   on assets in excess of $750 million




The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.


NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 5:00 p.m. (Eastern time), Monday through Friday, except on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.




HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE



Shares may be purchased by Federal Reserve wire by calling the Fund before 5:00 (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 5:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Prime Obligations Fund
- Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK



Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Prime Obligations Fund - Institutional Service Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.



INVEST-BY-PHONE



Once an account has been opened, a shareholder may use Invest-by-Phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.




HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE



Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 5:00 p.m.(Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266- 8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.


ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 5:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS



The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net capital gains at least once every 12 months.

ACCOUNT ACTIVITY

Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.


TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.




OTHER CLASSES OF SHARES

The Fund also offers other classes. Institutional Shares are sold at net asset value primarily to entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000.

All classes are subject to certain of the same expenses.

Institutional Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.


PERFORMANCE INFORMATION



From time to time, the Fund advertises its yield, effective yield, and total return. The performance figures will be calculated separately for each class of shares.



Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.




LAST MEETING OF SHAREHOLDERS

A Special Meeting of Trust shareholders was held on April 23, 1998. On February 24, 1998, the record date for shareholders voting at the meeting, there were 28,912,813,604 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1: To elect Trustees.*

                                   SHARES VOTED FOR    SHARES WITHHELD AUTHORITY
Thomas G Bigley                     17,186,131,753            91,735,736
John T. Conroy, Jr.                 17,186,450,467            91,417,022
Peter E. Madden                     17,187,792,175            90,075,314
John E. Murray, Jr., J.D., S.J.D.   17,187,671,030            90,196,459




 * The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, William J. Copeland, J. Christopher Donahue, James E. Dowd, Esq., Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Esq., Wesley W. Posvar, and Marjorie P. Smuts.




FINANCIAL HIGHLIGHTS-INSTITUTIONAL SHARES

PRIME OBLIGATIONS FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 30.


                                                                        YEAR ENDED JULY 31,
                                     1998       1997       1996       1995      1994        1993      1992        1991
1990(a)
NET ASSET VALUE, BEGINNING
OF PERIOD                          $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
$ 1.00
INCOME FROM INVESTMENT
OPERATIONS
Net investment income                0.05       0.05       0.05       0.06       0.03       0.03       0.05
0.07       0.03
LESS DISTRIBUTIONS
Distributions from net
investment income                   (0.05)     (0.05)     (0.05)     (0.06)     (0.03)     (0.03)     (0.05)     (0.07)
(0.03)
NET ASSET VALUE, END OF PERIOD     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
$ 1.00
TOTAL RETURN(B)                      5.64%      5.45%      5.58%      5.65%      3.47%      3.25%      4.74%
7.30%      2.89%
RATIOS TO AVERAGE NET ASSETS
Expenses                             0.20%      0.20%      0.20%      0.20%      0.20%      0.20%      0.20%
0.20%      0.20%*
Net investment income                5.51%      5.35%      5.43%      5.60%      3.47%      3.20%      4.53%
6.54%      8.21%*
Expense waiver/reimbursement(c)      0.35%      0.36%      0.36%      0.38%      0.14%      0.09%      0.10%
0.24%      0.68%*
SUPPLEMENTAL DATA
Net assets, end of period
(000omitted)                   $3,980,339 $3,588,082 $3,032,602 $2,457,797 $1,250,979 $1,098,159   $917,418   $473,593
$34,777



 * Computed on an annualized basis.

 (a) Reflects operations for the period from March 26, 1990 (date of initial public investment) to July 31, 1990.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS
PRIME OBLIGATIONS FUND

JULY 31, 1998


  PRINCIPAL
    AMOUNT                                                                                                  VALUE
CERTIFICATES OF DEPOSIT--7.3%
BANKING--7.3%
 $189,000,000 Bankers Trust Co., New York, 5.640% - 6.010%, 9/9/1998 - 4/23/1999                        $  188,977,947
   16,000,000 Canadian Imperial Bank of Commerce, Toronto, 5.740% - 5.900%, 8/27/1998 - 4/1/1999            15,997,364
   50,000,000 Credit Communal de Belgique, Brussles, 5.650%, 12/11/1998                                     50,000,000
   30,000,000 Morgan Guaranty Trust Co., New York, 5.870%, 8/6/1998                                         29,999,882
   27,000,000 Rabobank Nederland, Utrecht, 5.690%, 1/7/1999                                                 26,985,702
  219,500,000 Societe Generale, Paris, 5.630% - 5.940%, 8/6/1998 - 4/28/1999                               219,409,298
   15,000,000 Svenska Handelsbanken, Stockholm, 5.755%, 4/6/1999                                            14,995,611
              TOTAL CERTIFICATES OF DEPOSIT                                                                546,365,804
(a)COMMERCIAL PAPER--39.9%
BANKING--11.9%
  130,000,000 Aspen Funding Corp., (Guaranteed by Deutsche Bank, AG), 5.375% - 5.687%,
              8/3/1998 - 12/18/1998                                                                        128,661,514
   20,865,000 Benedictine Health System, (Lasalle National Bank, Chicago LOC), 5.680%, 10/5/1998            20,651,018
   20,000,000 Comerica, Inc., 5.530%, 8/27/1998                                                             19,920,122
   31,000,000 Commonwealth Bank of Australia, Sydney, 5.640%, 12/17/1998                                    30,349,982
   60,000,000 Cregem North America, Inc., (Guaranteed by Credit Communal de Belgique, Brussles),
              5.500%, 11/9/1998                                                                             59,083,333
  150,881,000 Gotham Funding Corp., 5.680% - 5.720%, 8/7/1998 - 8/25/1998                                  150,559,676
  217,000,000 J.P. Morgan & Co., Inc., 5.450% - 5.490%, 11/16/1998 - 12/31/1998                            212,635,788
   25,000,000 Omnicom Finance, Inc., (ABN AMRO Bank N.V., Amsterdam LOC), 5.510%, 11/30/1998                24,537,007
  149,000,000 Svenska Handelsbanken, Inc., (Guaranteed by Svenska Handelsbanken, Stockholm), 5.460%
              - 5.520%, 11/6/1998 - 12/31/1998                                                             145,802,273
   33,000,000 UBS Finance (Delaware), Inc., (Guaranteed by Union Bank of Switzerland, Zurich),
              5.450% - 5.520%, 8/7/1998 - 12/31/1998                                                        32,682,076
   63,500,000 Westpac Capital Corp., (Guaranteed by Westpac Banking Corp. Ltd., Sydney), 5.490%,
              12/4/1998                                                                                     62,289,531
              Total                                                                                        887,172,320
BROKERAGE--5.1%
   27,000,000 Credit Suisse First Boston, Inc., 5.510% - 5.520%, 8/20/1998 - 10/14/1998                     26,870,716
  354,600,000 Merrill Lynch & Co., Inc., 5.500% - 5.530%, 9/11/1998 - 11/9/1998                            350,741,551
              Total                                                                                        377,612,267

PRIME OBLIGATIONS FUND

  PRINCIPAL
    AMOUNT                                                                                                  VALUE
(A)COMMERCIAL PAPER-(CONTINUED)
ELECTRIC POWER--0.1%
$  10,000,000 Southern Electric Generating Co. (SEGCO), (Guaranteed by Alabama Power Co., Guaranteed
              by Georgia Power Co.), 5.700%, 8/11/1998                                                 $     9,984,167
FINANCE - AUTOMOTIVE--1.5%
   40,000,000 Chrysler Financial Corp., 5.540%, 8/19/1998                                                   39,889,200
   70,000,000 General Motors Acceptance Corp., 5.512%, 10/27/1998                                           69,067,553
              Total                                                                                        108,956,753
FINANCE - COMMERCIAL--16.5%
   63,500,000 Asset Securitization Cooperative Corp., 5.520%, 10/30/1998                                    62,623,700
   52,000,000 Beta Finance, Inc., 5.490% - 5.520%, 8/21/1998 - 9/30/1998                                    51,660,200
   10,000,000 CXC, Inc., 5.520%, 8/10/1998                                                                   9,986,200
  155,000,000 Corporate Asset Funding Co., Inc. (CAFCO), 5.500% - 5.535%, 8/20/1998 - 10/20/1998           153,876,449
   20,000,000 Falcon Asset Securitization Corp., 5.550%, 8/21/1998                                          19,938,333
  340,000,000 General Electric Capital Corp., 5.380% - 5.680%, 8/3/1998 - 2/4/1999                         337,527,033
  154,000,000 Greenwich Funding Corp., 5.510% - 5.520%, 8/27/1998 - 10/5/1998                              152,883,644
   54,760,000 PREFCO-Preferred Receivables Funding Co., 5.550% - 5.570%, 8/19/1998 - 9/3/1998               54,556,799
   27,159,000 Receivables Capital Corp., 5.525% - 5.550%, 8/21/1998 - 8/25/1998                             27,063,026
  357,630,000 Sheffield Receivables Corp., 5.520% - 5.600%, 8/3/1998 - 9/30/1998                           356,202,812
              Total                                                                                      1,226,318,196
FINANCE - RETAIL--4.2%
  100,000,000 Associates Corp. of North America, 5.600%, 8/3/1998                                           99,968,889
   38,000,000 Associates First Capital Corp., 5.520%, 10/2/1998                                             37,638,747
   75,000,000 Household Finance Corp., 5.690%, 8/3/1998                                                     74,976,292
   28,500,000 Island Finance, Puerto Rico, (Norwest Corp. Support Agreement) 5.520%, 9/14/1998              28,307,720
   20,000,000 New Center Asset Trust, A1+/P1 Series, 5.500%, 8/11/1998                                      19,969,444
   50,000,000 New Center Asset Trust, A1/P1 Series, 5.530%, 11/12/1998                                      49,208,903
              Total                                                                                        310,069,995
INSURANCE--0.6%
   44,000,000 Marsh & McLennan Companies, Inc., 5.400% - 5.490%, 10/20/1998 - 12/14/1998                    43,422,950
              TOTAL COMMERCIAL PAPER                                                                     2,963,536,648

PRIME OBLIGATIONS FUND

  PRINCIPAL
    AMOUNT                                                                                                  VALUE
SHORT-TERM NOTES-11.3%
BANKING--2.5%
$  50,000,000 BankBoston, N.A., 5.650%, 11/9/1998                                                      $    50,000,000
   95,540,000 SALTS II Cayman Islands Corp., (Guaranteed by Bankers Trust International, PLC),
              5.737%, 6/17/1999                                                                             95,540,000
   39,815,000 SALTS III Cayman Island Corp., (Guaranteed by Bankers Trust International, PLC),
              5.850%, 1/23/1999                                                                             39,815,000
              Total                                                                                        185,355,000
BROKERAGE--1.3%
   96,000,000 Goldman Sachs Group, LP, 5.687%, 10/26/1998                                                   96,000,000
FINANCE - AUTOMOTIVE--2.0%
   19,804,491 Chase Manhattan Auto Owner Trust 1998-B, Class A-1, 5.578%, 5/10/1999                         19,804,491
   33,808,320 Chase Manhattan Auto Owner Trust 1998-C, Class A1, 5.588%, 7/9/1999                           33,804,824
   41,000,000 Compass Auto Receivables Trust 1998-A, Class A-1, 5.659%, 7/15/1999                           41,000,000
   27,000,000 Ford Credit Auto Owner Trust 1998-C, Class A-1, 5.608%, 1/15/1999                             27,000,000
   25,000,000 Ford Credit Auto Owner Trust 1998-C, Class A-2, 5.670%, 6/15/1999                             25,000,000
              Total                                                                                        146,609,315
FINANCE - COMMERCIAL--2.4%
   80,000,000 Beta Finance, Inc., 5.690% - 5.790%, 3/2/1999 - 4/8/1999                                      79,995,890
    2,000,000 CIT Group Holdings, Inc., 6.125%, 9/1/1998                                                     2,000,369
  100,000,000 (b)Triangle Funding Ltd., 5.687%, 11/16/1998                                                 100,000,000
              Total                                                                                        181,996,259
FINANCE - EQUIPMENT--1.5%
  108,000,000 Pitney Bowes Credit Corp., 5.675%, 8/10/1998                                                 107,847,504
INSURANCE--1.6%
    4,124,541 Arcadia Automobile Receivables Trust 1998-A, Class A-1,
(Guaranteed by FSA) 5.628%,
              3/15/1999                                                                                      4,124,541
    7,352,548 ContiMortgage Home Equity Loan Trust 1998-1, Class A-1, (Guaranteed by MBIA) 5.647%,
              3/15/1999                                                                                      7,352,548
   25,701,455 ContiMortgage Home Equity Loan Trust 1998-2, Class A-1, (Guaranteed by MBIA), 5.648%,
              6/15/1999                                                                                     25,701,455
   20,000,000 Marsh & McLennan Companies, Inc., 5.650%, 10/23/1998                                          20,000,000

PRIME OBLIGATIONS FUND

  PRINCIPAL
    AMOUNT                                                                                                  VALUE
SHORT-TERM NOTES--CONTINUED
INSURANCE--CONTINUED
$  26,388,522 WFS Financial 1998-A Owner Trust, Class A-1, (Guaranteed by FSA), 5.618%, 2/20/1999      $    26,388,522
   36,000,000 WFS Financial 1998-B Owner Trust, Class A-1, (Guaranteed by FSA) 5.658%, 7/20/1999            36,000,000
              Total                                                                                        119,567,066
              TOTAL SHORT-TERM NOTES                                                                       837,375,144
(C)VARIABLE RATE INSTRUMENTS--22.3%
BANKING--13.5%
    5,645,000 Abbott Foods, Series 1996, (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       5,645,000
    5,340,000 Alabama State IDA, Series 1994, Miltope Project, (Regions Bank, Alabama LOC), 5.690%,
              8/6/1998                                                                                       5,340,000
    7,825,000 Alabama State IDA, (Wellborn Cabinet, Inc.), Tax Revenue Bonds, (Amsouth Bank N.A.,
              Birmingham LOC), 5.740%, 8/5/1998                                                              7,825,000
    2,175,000 Alabama State IDA, Standard Furniture Project, Series 1995, (Amsouth Bank N.A.,
              Birmingham LOC), 5.740%, 8/6/1998                                                              2,175,000
    7,510,000 Alexandria Executive Club LP, (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       7,510,000
    8,340,000 Arrow N.A., Inc., (Bank of America NT and SA, San Francisco LOC), 5.670%, 8/6/1998             8,340,000
    7,000,000 Asset Holdings Corp. VII, (U.S. Bank, N.A., Minneapolis LOC), 5.670%, 8/6/1998                 7,000,000
    3,500,000 Asset Holdings V, (Bayerische Vereinsbank AG, Munich LOC), 5.670%, 8/6/1998                    3,500,000
       50,000 Associated Materials, Inc., (KeyBank, N.A. LOC), 5.700%, 8/7/1998                                 50,000
   12,000,000 Association of American Medical Colleges, (Guaranteed by Chase Manhattan Bank N.A.,
              New York), 5.690%, 8/5/1998                                                                   12,000,000
    3,800,000 Balboa Investment Group V, Series 1997, (Amsouth Bank N.A., Birmingham LOC), 5.740%,
              8/6/1998                                                                                       3,800,000
    4,000,000 Bardstown City, KY, (RJ Tower Project), Series 1995, (Comerica, Inc. LOC), 5.670%,
              8/6/1998                                                                                       4,000,000
    8,000,000 Bethesda Country Club, Inc., Series 1997, (First National Bank of Maryland, Baltimore
              LOC), 5.640%, 8/4/1998                                                                         8,000,000
   19,085,000 Beverly Hills Nursing Center, Inc., Medilodge Project, Series 1996, (KeyBank, N.A.
              LOC), 5.720%, 8/6/1998 19,085,000 1,612,790 Bowling Green Manor
    LP, (Huntington National Bank, Columbus, OH LOC), 5.670%, 8/6/1998 1,612,790
    5,000,000 Brentlinger Enterprises, (Huntington National Bank, Columbus, OH
    LOC), 5.720%,
              8/6/1998                                                                                       5,000,000
    5,877,000 Capital One Funding Corp., Series 1994-A, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998         5,877,000
   13,596,000 Capital One Funding Corp., Series 1994-C, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998        13,596,000
    8,540,000 Capital One Funding Corp., Series 1994-D, (Bank One, Kentucky LOC), 5.670%, 8/6/1998           8,540,000
      418,000 Capital One Funding Corp., Series 1995-A, (Bank One, Indianapolis, N.A. LOC), 5.670%,
              8/6/1998                                                                                         418,000

PRIME OBLIGATIONS FUND

  PRINCIPAL
    AMOUNT                                                                                                  VALUE
(C)VARIABLE RATE INSTRUMENTS--CONTINUED
BANKING--CONTINUED
$  10,106,000 Capital One Funding Corp., Series 1995-B, (Bank One, Kentucky LOC), 5.670%, 8/6/1998     $    10,106,000
   20,680,000 Capital One Funding Corp., Series 1995-F, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998        20,680,000
    9,500,000 Capital One Funding Corp., Series 1996-H, (Bank One, West Virginia, N.A. LOC), 5.670%,
              8/6/1998                                                                                       9,500,000
    1,065,000 Carpenter, Thomas E., Series 1998, (Huntington National Bank, Columbus, OH LOC),
              5.720%, 8/6/1998 1,065,000 5,000,000 Carport, Inc., Series 1997,
    (Amsouth Bank N.A., Birmingham LOC), 5.740%, 8/6/1998 5,000,000 5,950,000
    Chestnut Hills Apartments, Ltd., (Huntington National Bank, Columbus, OH
    LOC), 5.720%,
              8/6/1998                                                                                       5,950,000
    3,900,000 Cleveland Sportsplex Ltd., (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       3,900,000
    4,000,000 Clinton County, NY IDA, Bombardier Project, Series 1998-B, (Marine Midland Bank N.A.,
              Buffalo, NY LOC), 5.688%, 8/6/1998                                                             4,000,000
    8,300,000 Cloquet, MN, Series 1996-B, Potlach Corp., (Credit Suisse First Boston LOC), 5.700%,
              8/5/1998                                                                                       8,300,000
    1,032,337 Clyde Manor LP, (Huntington National Bank, Columbus, OH LOC), 5.670%, 8/6/1998                 1,032,337
      125,000 Colorado Health Facilities Authority, Arkansas Valley Project, Series 1998-E1, (Bank
              One, Colorado LOC), 5.770%, 8/6/1998                                                             125,000
      505,000 Colorado Health Facilities Authority, Development Disabilities Center Project,
              Series 1998F1, (Bank One, Colorado LOC), 5.770%, 8/6/1998                                        505,000
    5,000,000 Colorado Health Facilities Authority, Development Disabilities Resource Center,
              Series 1998C1, (Bank One, Colorado LOC), 5.670%, 8/6/1998                                      5,000,000
    3,000,000 Colorado Health Facilities Authority, Goodwill Industries of Denver Project, Series
              1998-G1, (Bank One, Colorado LOC), 5.670%, 8/6/1998                                            3,000,000
    2,780,000 Columbia County, GA Development Authority, Series 1993, (SunTrust Banks, Inc. LOC),
              5.650%, 8/5/1998                                                                               2,780,000
    8,000,000 Commercial Contractors, Inc., Series 1998, (First National Bank of Maryland, Baltimore
              LOC), 5.640%, 8/4/1998                                                                         8,000,000
    3,100,000 Cuyahoga County, OH IDR, Northstar Plastics, (Bank One, Ohio, N.A. LOC), 5.670%,
              8/6/1998                                                                                       3,100,000
    2,000,000 Damascus Company Ltd., Series 1998, (Huntington National Bank, Columbus, OH LOC),
              5.720%, 8/6/1998                                                                               2,000,000
    8,810,000 Dewberry IV LP, Series 1997, (First National Bank of Maryland, Baltimore LOC), 5.640%,
              8/4/1998                                                                                       8,810,000
    5,900,000 Die-Matic Corp., (Huntington National Bank, Columbus, OH LOC), 5.720%, 8/6/1998                5,900,000
    4,500,000 Double H Plastics, Inc., Series 1998, (Corestates Bank N.A., Philadelphia, PA LOC),
              5.650%, 8/5/1998                                                                               4,500,000
    2,915,000 Douglas County, GA Development Authority, Heritage Bag Project, Series 1998-B,
              (Wachovia Bank of NC, N.A., Winston-Salem LOC), 5.690%, 8/6/1998                               2,915,000

PRIME OBLIGATIONS FUND

  PRINCIPAL
    AMOUNT                                                                                                  VALUE
(C)VARIABLE RATE INSTRUMENTS--CONTINUED
BANKING--CONTINUED
$      90,000 ERC Real Estate LLC, (KeyBank, N.A. LOC), 5.670%, 8/6/1998                               $        90,000
    3,790,000 Eastwinds Investment, Ltd., (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       3,790,000
    6,805,000 Fort Craig Limited Partnership, (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       6,805,000
    1,375,000 Frederick County, MD, Thogar, LLC Facility, Series 1998-B, (First National Bank of
              Maryland, Baltimore LOC), 5.640%, 8/4/1998                                                     1,375,000
    4,000,000 G.M.H. Enterprises, Inc., Series 1995, (National City Bank, Ohio LOC), 5.670%,
              8/6/1998                                                                                       4,000,000
    3,000,000 Gerken Materials, Inc., Series 1995, (Huntington National Bank, Columbus, OH LOC),
              5.670%, 8/6/1998                                                                               3,000,000
    4,000,000 Gerken Materials, Inc., Series 1997, (Huntington National Bank, Columbus, OH LOC),
              5.670%, 8/6/1998                                                                               4,000,000
   11,920,000 Grand Aire Express, Inc., Series 1997, (National City Bank, Ohio LOC), 5.670%, 8/6/1998       11,920,000
    1,150,000 Great Lakes Brewing Co., (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       1,150,000
    2,190,000 Grote Family LP, (Huntington National Bank, Columbus, OH LOC), 5.670%, 8/6/1998                2,190,000
   11,860,000 Hunt Club Apartments, Inc., (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                      11,860,000
      650,000 Illinois Development Finance Authority, Series 1996-B, Nimlok Co., Project, (Bank One,
              Illinois, N.A. LOC), 5.820%, 8/6/1998                                                            650,000
   19,000,000 JFK Family Borrowing, LLP, Series 1997, (First National Bank of Maryland, Baltimore
              LOC), 5.640%, 8/4/1998                                                                        19,000,000
    4,500,000 Kendall Health Care Properties, Series 1998-A, (SunTrust Bank, Miami LOC), 5.750%,
              8/5/1998                                                                                       4,500,000
   20,580,000 Kenny, Donald R. and Cheryl A., (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                      20,580,000
    6,780,000 Kenny, Donald R. and Cheryl A., Series 1995-A, (National City Bank, Ohio LOC), 5.670%,
              8/6/1998                                                                                       6,780,000
    7,750,000 Kenny, Donald R. and Cheryl A., Series 1995-B, (Huntington National Bank, Columbus, OH
              LOC), 5.670%, 8/6/1998                                                                         7,750,000
    4,300,000 Kings Creek Country Club, Inc., Series 1997, (Corestates Bank N.A., Philadelphia, PA
              LOC), 5.700%, 8/5/1998                                                                         4,300,000
    2,400,000 L.H. Kroh, Inc., Series 1998, (Corestates Bank N.A., Philadelphia, PA LOC), 5.700%,
              8/5/1998                                                                                       2,400,000
  157,000,000 (b)Liquid Asset Backed Securities Trust, Series 1996-3, (Westdeutsche Landesbank
              Girozentrale Swap Agreement), 5.676%, 8/17/1998                                              157,000,000
   48,694,302 (b)Liquid Asset Backed Securities Trust, Series 1997-1, (Westdeutsche Landesbank
              Girozentrale Swap Agreement), 5.656%, 8/17/1998                                               48,694,302
   16,000,000 Long Lane Master Trust III, Series 1997-C, 5.749%, 8/3/1998                                   16,000,000

PRIME OBLIGATIONS FUND

  PRINCIPAL
    AMOUNT                                                                                                  VALUE
(C)VARIABLE RATE INSTRUMENTS--CONTINUED
BANKING--CONTINUED
$   8,500,000 Mack Industries, Series 1998, (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                 $     8,500,000
   23,000,000 Maryland EDC, Human Genome, Series 1997, (First National Bank of Maryland, Baltimore
              LOC), 5.640%, 8/4/1998                                                                        23,000,000
    6,200,000 Medford Convalescent & Nursing Center, Series 1997, (First National Bank of Maryland,
              Baltimore LOC), 5.640%, 8/4/1998                                                               6,200,000
    3,130,000 Midwest Funding Corp., Series 1991-A, Class A-1, (Bank One, Ohio, N.A. LOC), 5.670%,
              8/6/1998                                                                                       3,130,000
    3,320,000 Midwest Funding Corp., Series 1991-C, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998             3,320,000
    1,458,000 Midwest Funding Corp., Series 1992-B, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998             1,458,000
    2,349,000 Midwest Funding Corp., Series 1992-C, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998             2,349,000
    4,720,000 Miller, James & Deborah, Series 1997, (First National Bank of Maryland, Baltimore LOC),
              5.640%, 8/4/1998                                                                               4,720,000
   11,400,000 Mississippi Business Finance Corp., Choctaw Foods, Inc, (Rabobank Nederland, Utrecht
              LOC), 5.650%, 8/5/1998                                                                        11,400,000
    5,800,000 Mississippi Business Finance Corp., Metalloy Project, (Comerica Bank, Detroit, MI
              LOC), 5.570%, 8/6/1998                                                                         5,800,000
   12,000,000 Mississippi Business Finance Corp., Series 1994, Georgia Gulf, (Wachovia Bank of NC,
              N.A., Winston-Salem LOC), 5.610%, 8/5/1998                                                    12,000,000
    2,000,000 Mississippi Business Finance Corp., Series 1995, Plantation Pointe, LP Project,
              (SunTrust Bank, Atlanta LOC), 5.690%, 8/6/1998                                                 2,000,000
    4,900,000 NUFUNDING, Inc., Series 1996, (Lasalle National Bank, Chicago LOC), 5.726%, 8/5/1998           4,900,000
    2,800,000 Newbury Industrial Park, Series 1996, (Huntington National Bank, Columbus, OH LOC),
              5.670%, 8/6/1998                                                                               2,800,000
   13,365,000 North Oaks Partnership, Series 1998, (Lasalle National Bank, Chicago LOC), 5.750%,
              8/6/1998                                                                                      13,365,000
    5,500,000 Northampton County, PA IDA, Series 1998, (Dauphin Deposit Bank and Trust LOC), 5.740%,
              8/5/1998                                                                                       5,500,000
    2,175,000 Nova University, Inc. Lease Revenue Bonds, Series 1993, Miami Dolphins Training
              Facility, (SunTrust Bank, South Florida LOC), 5.650%, 8/5/1998                                 2,175,000
    5,289,000 Oceana County Freezer Storage, Inc., Series 1998, (Huntington National Bank, Columbus,
              OH LOC), 5.670%, 8/6/1998                                                                      5,289,000
    2,145,000 Orangeburg Convalescent Care Center, Inc., Series 1995-A, (PNC Bank, Kentucky LOC),
              5.639%, 8/3/1998                                                                               2,145,000
    1,955,000 Port Authority of Saint Paul, MN, Bix Fruit Co., Series 1998-B, (Firstar Bank,
              Milwaukee LOC), 5.910%, 8/6/1998                                                               1,955,000
    3,350,000 Port Authority of Saint Paul, MN, National Checking Co. Project, Series 1998-B, 5.810%,
              8/6/1998                                                                                       3,350,000

PRIME OBLIGATIONS FUND

  PRINCIPAL
    AMOUNT                                                                                                  VALUE
(C)VARIABLE RATE INSTRUMENTS--CONTINUED
BANKING--CONTINUED
$   9,500,000 Primex Funding Corp., Series 1997-A, (Bank One, Indianapolis, N.A. LOC), 5.670%,
              8/6/1998                                                                                 $     9,500,000
   71,915,014 (b)Rabobank Optional Redemption Trust, Series 1997-101, 5.688%, 10/15/1998                    71,915,014
    2,875,000 Roby Company Ltd. Partnership, (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       2,875,000
    7,020,000 Roby Company Ltd. Partnership, (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       7,020,000
   12,350,000 Rooker, J.W., (Wachovia Bank of NC, N.A., Winston-Salem LOC), 5.640%, 8/5/1998                12,350,000
    2,600,000 San Jose, CA Multifamily Housing Revenue Bonds, Carlton Plaza of San Jose, Series 1998
              A-T, (Commerzbank AG, Frankfurt LOC), 5.670%, 8/6/1998                                         2,600,000
      200,000 Scranton Times, LP, (PNC Bank, N.A. LOC), 5.639%, 8/3/1998                                       200,000
    1,020,000 Solon, OH, Custom Graphics, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998                       1,020,000
    2,000,000 Souser Family Ltd. Partnership, Series 1998, (Dauphin Deposit Bank and Trust LOC),
              5.740%, 8/5/1998                                                                               2,000,000
    3,340,000 Spitzer Group, Series 1996-A, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998                     3,340,000
    1,935,000 Spitzer Group, Series 1996-B, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998                     1,935,000
   14,000,000 Spitzer Group, Series 1998-A, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998                    14,000,000
   12,500,000 Spitzer Group, Series 1998-B, (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998                    12,500,000
    4,700,000 Springfield Limited, Series A, (Union Bank of Switzerland, Zurich LOC), 5.670%,
              8/6/1998                                                                                       4,700,000
    2,000,000 Stark County, OH IDR, Shearer's Foods, Inc., Series 1997, (Bank One, Ohio, N.A. LOC),
              5.670%, 8/6/1998                                                                               2,000,000
    2,750,000 Stratford Properties, LP, Series 1998, (First National Bank of Maryland, Baltimore
              LOC), 5.640%, 8/4/1998                                                                         2,750,000
    3,250,000 Summit County, OH IDR, Series 1997, Malco Products, Inc, (Bank One, Ohio, N.A. LOC),
              5.670%, 8/6/1998                                                                               3,250,000
    4,715,000 TNT Co., Series 1998, (Huntington National Bank, Columbus, OH LOC), 5.720%, 8/6/1998           4,715,000
   47,035,000 Terry Griffin Gate Partners, Ltd., Series 1995, (Bank One, Kentucky LOC), 5.670%,
              8/5/1998                                                                                      47,035,000
    7,300,000 Tift County, GA Development Authority, Chickasha of Georgia Project, Series 1997,
              (Bank of Tokyo-Mitsubishi Ltd. LOC), 5.760%, 8/5/1998                                          7,300,000
    5,545,000 Van Dyne Crotty Co., Series 1996, (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       5,545,000
    5,000,000 Van Dyne Crotty Co., Series 1998, (Huntington National Bank, Columbus, OH LOC), 5.670%,
              8/6/1998                                                                                       5,000,000
    2,701,000 Vista Funding Corp., (Bank One, Ohio, N.A. LOC), 5.670%, 8/6/1998                              2,701,000
    3,989,000 Vista Funding Corp., Series 1994-A, (Fifth Third Bank of Northwestern OH LOC), 5.670%,
              8/6/1998                                                                                       3,989,000
    1,368,000 Vista Funding Corp., Series 1995-B, (Fifth Third Bank of Northwestern OH LOC), 5.670%,
              8/6/1998                                                                                       1,368,000

PRIME OBLIGATIONS FUND

  PRINCIPAL
    AMOUNT                                                                                                  VALUE
(C)VARIABLE RATE INSTRUMENTS--CONTINUED
BANKING--CONTINUED
 $  9,622,000 Vista Funding Corp., Series 1995-D, (Fifth Third Bank of Northwestern OH LOC), 5.670%,
              8/6/1998                                                                                 $     9,622,000
    5,696,000 Vista Funding Corp., Series 1995-E, (Bank One, Ohio, N.A. LOC),
    5.670%, 8/6/1998 5,696,000 7,311,000 Vista Funding Corp., Series 1998-B,
    (Fifth Third Bank of Northwestern OH LOC), 5.690%,
              8/6/1998                                                                                       7,311,000
    5,055,000 Vulcan, Inc., (Amsouth Bank N.A., Birmingham LOC), 5.740%, 8/6/1998                            5,055,000
      981,431 Wauseon Manor II LP, (Huntington National Bank, Columbus, OH LOC), 5.670%, 8/6/1998              981,431
    2,960,000 Wexner Heritage House, (Huntington National Bank, Columbus, OH LOC), 5.670%, 8/6/1998          2,960,000
    7,250,000 Whetstone Care Center, LLC, Series 1998, (Fifth Third Bank, Cincinnati LOC), 5.750%,
              8/6/1998                                                                                       7,250,000
    3,000,000 White Bear Lake, MN City of, Series 1993, (Norwest Bank Minnesota, N.A. LOC), 5.940%,
              8/6/1998                                                                                       3,000,000
   16,500,000 William Hill Manor, Inc., Series 1998, (First National Bank of Maryland, Baltimore
              LOC), 5.640%, 8/4/1998                                                                        16,500,000
    3,425,000 Wood County, OH, IMCO Carbide Tool, Inc., Series 1998, (Huntington National Bank,
              Columbus, OH LOC), 5.670%, 8/6/1998                                                            3,425,000
    2,250,000 YMCA of Central, OH, (Huntington National Bank, Columbus, OH LOC), 5.670%, 8/6/1998            2,250,000
              Total                                                                                      1,004,330,874
ELECTRICAL EQUIPMENT--0.4%
   32,674,483 Northwest Airlines, Inc., (Guaranteed by General Electric Co.), 5.639%, 8/3/1998              32,674,483
FINANCE - AUTOMOTIVE--1.3%
  100,000,000 General Motors Acceptance Corp., Mortgage of PA, (Guaranteed by General Motors
              Acceptance Corp.), 5.627%, 8/3/1998                                                           99,046,516
FINANCE - RETAIL--1.7%
   60,000,000 (b)Associates Corp. of North America, 5.710%, 8/3/1998                                        59,987,584
   64,000,000 Carco Auto Loan Master Trust 1993-2, Class A1, 5.605%, 8/17/1998                              64,000,000
              Total                                                                                        123,987,584
INSURANCE--5.4%
   15,000,000 Allstate Life Insurance Co., 5.759%, 10/1/1998                                                15,000,000
   50,000,000 First Allmerica Financial Life Insurance Co., 5.768%, 10/14/1998                              50,000,000
   30,000,000 Jackson National Life Insurance Co., 5.730%, 9/24/1998                                        30,000,000
   14,000,000 Jackson National Life Insurance Co., 5.780%, 10/1/1998                                        14,000,000
   80,477,447 (b)Liquid Asset Backed Securities Trust, Series 1997-3, Senior Notes, (Guaranteed by
              AMBAC), 5.658%, 9/28/1998                                                                     80,477,447
   35,000,000 Peoples Security Life Insurance Company, 5.780%, 8/3/1998                                     35,000,000
   32,000,000 Peoples Security Life Insurance Company, 5.840%, 8/3/1998                                     32,000,000

PRIME OBLIGATIONS FUND

  PRINCIPAL
    AMOUNT                                                                                                  VALUE
(C)VARIABLE RATE INSTRUMENTS--CONTINUED
INSURANCE--CONTINUED
$  25,000,000 Security Life of Denver Insurance Co., 5.738%, 8/3/1998                                  $    25,000,000
   10,000,000 SunAmerica Life Insurance Company, 5.758%, 8/3/1998                                           10,000,000
   70,000,000 Transamerica Life Insurance and Annuity Co., 5.759%, 10/1/1998                                70,000,000
   44,000,000 Travelers Insurance Company, 5.739%, 8/3/1998                                                 44,000,000
              Total                                                                                        405,477,447
              TOTAL VARIABLE RATE INSTRUMENTS                                                            1,665,516,904
TIME DEPOSITS--6.9%
BANKING--6.9%
  175,000,000 Bank of Tokyo-Mitsubishi Ltd., 5.687%, 8/3/1998                                              175,000,000
  150,000,000 Chase Manhattan Bank (USA) N.A., Wilmington, 5.687%, 8/3/1998                                150,000,000
  100,000,000 Deutsche Bank, AG, 5.687%, 8/3/1998                                                          100,000,000
   15,000,000 Mellon Bank N.A., Pittsburgh, 5.687%, 8/3/1998                                                15,000,000
   75,000,000 Westdeutsche Landesbank Girozentrale, 5.687%, 8/3/1998                                        75,000,000
              TOTAL TIME DEPOSITS                                                                          515,000,000
(D)REPURCHASE AGREEMENTS--12.2%
  106,625,000 ABN AMRO Chicago Corp., 5.690%, dated 7/31/1998, due 8/3/1998                                106,625,000
   72,855,000 Donaldson, Lufkin and Jenrette Securities Corp., 5.620%, dated 7/31/1998, due 8/3/1998        72,855,000
   98,200,000 First Union Capital Markets, 5.630%, dated 7/31/1998, due 8/3/1998                            98,200,000
   69,000,000 Goldman Sachs Group, LP, 5.700%, dated 7/31/1998, due 8/3/1998                                69,000,000
  143,500,000 HSBC Securities, Inc., 5.690%, dated 7/31/1998, due 8/3/1998                                 143,500,000
  300,000,000 Lehman Brothers, Inc., 5.630%, dated 7/31/1998, due 8/3/1998                                 300,000,000
   50,000,000 Salomon Brothers, Inc., 5.690%, dated 7/31/1998, due 8/3/1998                                 50,000,000
   20,000,000 Societe Generale Securities Corp., 5.625%, dated 7/31/1998, due 8/3/1998                      20,000,000
   50,000,000 Warburg Dillon Reed LLC, 5.610%, dated 7/31/1998, due 8/3/1998                                50,000,000
              TOTAL REPURCHASE AGREEMENTS                                                                  910,180,000
              TOTAL INVESTMENTS (AT AMORTIZED COST)(E)                                                 $ 7,437,974,500




 (a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

 (b) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At July 31, 1998, these securities amounted to $518,074,347 which represents 7.0% of net assets.

 (c) Current rate and next reset date shown.

 (d) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

 (e) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($7,448,561,427) at July 31, 1998.

The following acronyms are used throughout this portfolio:

AMBAC - American Municipal Bond Assurance Corporation EDC - Economic Development Commission FSA - Financial Security Assurance IDA - Industrial Development Authority IDR - Industrial Development Revenue LLC - Limited Liability Corporation LOC - Letter of Credit LP - Limited Partnership MBIA - Municipal Bond Investors Assurance PLC - Public Limited Company SA - Support Agreement



(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
PRIME OBLIGATIONS FUND

JULY 31, 1998


ASSETS:
Investments in repurchase agreements                                $  910,180,000
Investments in securities                                            6,527,794,500
Total investments in securities, at amortized cost and value                       $  7,437,974,500
Cash                                                                                      1,574,950
Income receivable                                                                        30,117,848
Receivable for shares sold                                                                4,654,530
Prepaid expenses                                                                            362,706
Total assets                                                                          7,474,684,534
LIABILITIES:
Payable for shares redeemed                                                915,411
Income distribution payable                                             23,885,126
Accrued expenses                                                         1,322,570
Total liabilities                                                                       26,123,107
NET ASSETS for 7,448,561,427 shares outstanding                                    $ 7,448,561,427
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$3,980,339,187 / 3,980,339,187 shares outstanding                                             $1.00
INSTITUTIONAL SERVICE SHARES:
$3,468,222,240 / 3,468,222,240 shares outstanding                                             $1.00


(See Notes which are an integral part of the Financial Statements)


STATEMENT OF OPERATIONS
PRIME OBLIGATIONS FUND

YEAR ENDED JULY 31, 1998


INVESTMENT INCOME:
Interest                                                                             $408,069,509
EXPENSES:
Investment advisory fee                                                $ 14,305,445
Administrative personnel and services fee                                 5,395,419
Custodian fees                                                              429,093
Transfer and dividend disbursing agent fees and expenses                    180,427
Directors'/Trustees' fees                                                    47,000
Auditing fees                                                                13,000
Legal fees                                                                   22,400
Portfolio accounting fees                                                   527,951
Shareholder services fee--Institutional Shares                            9,947,222
Shareholder services fee--Institutional Service Shares                    7,934,584
Share registration costs                                                    513,794
Printing and postage                                                         20,000
Insurance premiums                                                          210,897
Taxes                                                                        18,560
Miscellaneous                                                                26,943
Total expenses                                                           39,592,735
Waivers--
Waiver of investment advisory fee                        $(7,090,763)
Waiver of shareholder services feeInstitutional Shares    (9,947,222)
Total waivers                                                           (17,037,985)
Net expenses                                                                           22,554,750
Net investment income                                                                $385,514,759



(See Notes which are an integral part of the Financial Statements)


STATEMENT OF CHANGES IN NET ASSETS
PRIME OBLIGATIONS FUND


                                                                               YEAR ENDED JULY 31,
                                                                              1998              1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                  $    385,514,759  $    264,242,252
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Institutional Shares                                                       (219,104,923)     (175,275,611)
Institutional Service Shares                                               (166,409,836)      (88,966,641)
Change in net assets resulting from distributions to shareholders          (385,514,759)     (264,242,252)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                             81,194,972,477    57,987,041,825
Net asset value of shares issued to shareholders in payment of
distributions declared                                                      107,652,252        78,154,545
Cost of shares redeemed                                                 (79,679,142,681)  (56,569,738,161)
Change in net assets resulting from share transactions                    1,623,482,048     1,495,458,209
Change in net assets                                                      1,623,482,048     1,495,458,209
NET ASSETS:
Beginning of period                                                       5,825,079,379     4,329,621,170
End of period                                                          $  7,448,561,427  $  5,825,079,379



(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS
PRIME OBLIGATIONS FUND

JULY 31, 1998


ORGANIZATION

Money Market Obligations Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Prime Obligations Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal.

The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At July 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $3,342, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION  YEAR       EXPIRATION  AMOUNT
       2006                  $3,342


Additionally, net capital losses of $9,477 attributable to security transactions incurred after October 31, 1997, are treated as arising on the first day of the Fund's next taxable year.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each restricted security held at July 31, 1998, is as follows:


SECURITY                                               ACQUISITION DATE     ACQUISITION  COST
Associates Corp. of North America                         12/31/1997          $   59,968,800
Liquid Asset Backed Securities Trust, Series 1996-3        8/15/1996             157,000,000
Liquid Asset Backed Securities Trust, Series 1997-1        2/19/1997              48,694,302
Liquid Asset Backed Securities Trust, Series 1997-3        6/27/1997              80,477,447
Rabobank Optional Redemption Trust, Series 1997-101  4/17/1997 - 7/22/1998        71,915,014
Triangle Funding Ltd.                                     10/16/1997             100,000,000



USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At July 31, 1998, capital paid-in aggregated $7,448,561,427. Transactions in shares were as follows:


                                                                          YEAR ENDED JULY 31,
INSTITUTIONAL SHARES                                                     1998            1997
Shares sold                                                         55,022,265,485   41,776,217,888
Shares issued to shareholders in payment of distributions declared      69,275,080       53,083,360
Shares redeemed                                                    (54,699,283,688) (41,273,820,945)
Net change resulting from Institutional Share transactions             392,256,877      555,480,303
                                                                          YEAR ENDED JULY 31,
INSTITUTIONAL SERVICE SHARES                                             1998            1997
Shares sold                                                         26,172,706,992   16,210,823,937
Shares issued to shareholders in payment of distributions declared      38,377,172       25,071,185
Shares redeemed                                                    (24,979,858,993) (15,295,917,216)
Net change resulting from Institutional Service Share transactions   1,231,225,171      939,977,906
Net change resulting from share transactions                         1,623,482,048    1,495,458,209



INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MONEY MARKET OBLIGATIONS TRUST
(Prime Obligations Fund):

We have audited the accompanying statement of assets and liabilities of Prime Obligations Fund (an investment portfolio of Money Market Obligations Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of July 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. As to confirmation replies not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Obligations Fund (an investment portfolio of Money Market Obligations Trust) as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
September 25, 1998

Prime Obligations Fund



(A Portfolio of Money Market Obligations Trust)
Institutional Service Shares

PROSPECTUS
SEPTEMBER 30, 1998

An Open-End Management Investment Company



PRIME OBLIGATIONS FUND
INSTITUTIONAL SERVICE SHARES


Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779
INVESTMENT ADVISER
Federated Management
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779
CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600
INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 PPG Place
Pittsburgh, PA 15222
(graphic)
Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 60934N708
601352-02 (9/98)

(graphic)







PRIME OBLIGATIONS FUND

(A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST)
INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

STATEMENT OF ADDITIONAL INFORMATION



This Statement of Additional Information should be read with the prospectuses of Prime Obligations Fund (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust") dated September 30, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

PRIME OBLIGATIONS FUND
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

Statement dated September 30, 1998



(graphic)



FEDERATED INVESTORS
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 60934N203
Cusip 60934N708
G01352-03 (9/98)


(graphic)

TABLE OF CONTENTS

INVESTMENT POLICIES  1

Acceptable Investments  1
U.S. Government Securities  1
Bank Instruments  1
Ratings  1
When-Issued and Delayed Delivery Transactions  1
Repurchase Agreements  1
Restricted and Illiquid Securities  2
Reverse Repurchase Agreements  2
Credit Enhancement  2
Lending of Portfolio Securities  2
Investment Limitations  2
Selling Short and Buying on Margin  2
Issuing Senior Securities and Borrowing Money  2
Pledging Assets  3
Lending Cash or Securities  3
Investing in Commodities  3
Investing in Real Estate  3
Underwriting  3
Concentration of Investments  3
Diversification of Investments  3
Restricted Securities  3
Investing in Illiquid Securities  3
Investing in Securities of
  Other Investment Companies   3
Investing for Control  3
Investing in Options  4
Regulatory Compliance  4
Money Market Obligations Trust Management  5
Share Ownership  8
Trustee Compensation  9
Trustee Liability  9
Investment Advisory Services  9
Investment Adviser  9
Advisory Fees  10
Brokerage Transactions   10
Other Services  10
Fund Administration  10
Custodian and Portfolio Accountant  10
Transfer Agent  10
Independent Public Accountants  10
Shareholder Services 11 Determining Net Asset Value 11 Redemption In Kind 11 Massachusetts Partnership Law 11 The Fund's Tax Status 12 Performance Information 12 Yield 12 Effective Yield 12 Total Return 12 Performance Comparisons 13 Economic and Market Information 13 ABOUT FEDERATED INVESTORS, INC. 13 Mutual Fund Market 14 Institutional Clients 14 Bank Marketing 14 Broker/Dealers and
  Bank Broker/Dealer Subsidiaries  14


INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees (the "Trustees") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the credit worthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

U.S. GOVERNMENT SECURITIES

The types of U.S. government securities in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

* the full faith and credit of the U.S. Treasury;

* the issuer's right to borrow from the U.S. Treasury;

* the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

* the credit of the agency or instrumentality issuing the obligations.

BANK INSTRUMENTS

The instruments of banks and savings associations whose deposits are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, are not necessarily guaranteed by those organizations. In addition to domestic bank instruments, the Fund may invest in:
Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks; Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States; and Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

RATINGS



A nationally recognized statistical rating organization's ("NRSRO") highest rating category is determined without regard for sub-categories and gradations. For example, securities rated A-1 or A-1+ by Standard & Poor's, Prime-1 by Moody's Investors Service, Inc., or F-1 (+ or -) by Fitch IBCA, Inc. are all considered rated in the highest short-term rating category. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category; currently, such securities must be rated by two NRSROs in their highest rating category. See "Regulatory Compliance."



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Fund are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit- enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, the Fund will not treat credit-enhanced securities as being issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat securities as having been issued by both the issuer and the credit enhancer.

LENDING OF PORTFOLIO SECURITIES

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Fund at the time of the pledge.

LENDING CASH OR SECURITIES

The Fund will not lend any assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding bonds, debentures, notes, certificates of indebtedness, or other debt securities; entering into repurchase agreements; or engaging in other transactions permitted by its investment objective, policies, and limitations, or the Trust's Declaration of Trust.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not invest 25% or more of the value of its total assets in any one industry except that the Fund will generally invest 25% or more of the value of its total assets in commercial paper issued by finance companies. The Fund may invest 25% or more of the value of its total assets in cash, cash items, (including demand deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), or securities issued or guaranteed by the government of the United States or its agencies, or instrumentalities or instruments secured by these money market instruments, such as repurchase agreements.

DIVERSIFICATION OF INVESTMENTS



With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.



RESTRICTED SECURITIES

The Fund will not invest more than 10% of the value of its net assets in securities which are subject to legal or contractual restrictions on resale, except for commercial paper issued under Section 4(2) of the Securities Act of 1933.

The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including certain restricted securities not determined to be liquid under criteria established by the Trustees, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund will not purchase securities of other investment companies, except as part of a merger, consolidation, or other acquisition.

INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.


MONEY MARKET OBLIGATIONS TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Money Market Obligations Trust, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chief Executive Officer and Director or Trustee of the Funds; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Trust.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director or Trustee of the Funds; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

Director or Trustee of the Funds; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director or Trustee of the Funds; Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director, United Refinery; Chairman, Pittsburgh Foundation; Director, Forbes Fund;
Chairman, Pittsburgh Civic Light Opera.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

President or Executive Vice President of the Funds; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; Director or Trustee of some of the Funds. Mr. Donahue is the son of John
F. Donahue, Chairman and Trustee of the Trust.

James E. Dowd, Esq.
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Director or Trustee of the Funds; Attorney-at-law; Director,
The Emerging Germany Fund, Inc.; formerly, President, Boston
Stock Exchange, Inc.; Regional Administrator, United States
Securities and Exchange Commission.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Director or Trustee of the Funds; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; formerly, Member, National Board of Trustees, Leukemia Society of America.

Edward L. Flaherty, Jr., Esq. @
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Director or Trustee of the Funds; Attorney, of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Partner, Meyer and Flaherty.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Director or Trustee of the Funds; formerly, Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation; Director, VISA USA and VISA International; Chairman and Director, Massachusetts Banker Association; Director, Depository Trust Corporation.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

Director or Trustee of the Funds; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; formerly, Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Director or Trustee of the Funds; President, World Society for Ekistics, Athens; Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; formerly, Professor, United States Military Academy; Professor, United States Air Force Academy.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Director or Trustee of the Funds; Public Relations/ Marketing/Conference Planning; formerly, National Spokesperson, Aluminum Company of America; business owner.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

President or Vice President of some of the Funds; Director or Trustee of some of the Funds; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.







* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.



@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.



SHARE OWNERSHIP

Officers and Trustees as a group own less than 1% of the Fund.



As of September 3, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of the Fund: First Union Capital Markets Corp., Charlotte, North Carolina owned approximately 295,525,674 (6.93%); Var & Co., US Bank NA, St. Paul, Minnesota owned approximately 279,508,768 shares (6.56%); and Star Bank, Cincinnati, Ohio owned approximately 233,813,823 shares (5.49%).

As of September 3, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of the Fund: Laba & Co., Chicago, Illinois owned approximately 1,057,328,427 shares (26.02%); Var & Co., U.S. Bank NA, St. Paul, Minnesota owned approximately 561,737,217 shares (13.83%); Morand & Company, Chicago, Illinois owned approximately 343,281,125 (8.45%); and Peoples Bank, Bridgeport, Connecticut owned approximately 219,305,540 shares (5.40%).



TRUSTEE COMPENSATION


NAME,                         AGGREGATE
POSITION WITH                COMPENSATION              TOTAL COMPENSATION PAID
TRUST                         FROM TRUST*                 FROM FUND COMPLEX +
John F. Donahue
Chairman and Trustee                  $0        $0 for the Trust and
                56 other investment companies in the Fund Complex
Thomas G. Bigley
Trustee                       $18,351.07        $111,222 for the Trust and
                56 other investment companies in the Fund Complex
John T. Conroy, Jr.
Trustee                       $20,189.07        $122,362 for the Trust and
                56 other investment companies in the Fund Complex
William J. Copeland
Trustee                       $20,189.07        $122,362 for the Trust and
                56 other investment companies in the Fund Complex
J. Christopher Donahue
President and Trustee                 $0        $0 for the Trust and
                18 other investment companies in the Fund Complex
James E. Dowd, Esq.
Trustee                       $20,189.07        $122,362 for the Trust and
                56 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.
Trustee                       $18,351.07        $111,222 for the Trust and
                56 other investment companies in the Fund Complex
Edward L. Flaherty, Jr.,
Esq.
Trustee                       $20,189.07        $122,362 for the Trust and
                56 other investment companies in the Fund Complex
Peter E. Madden
Trustee                       $18,351.07        $111,222 for the Trust and
                56 other investment companies in the Fund Complex
John E. Murray, Jr., J.D.,
S.J.D.
Trustee                       $18,351.07        $111,222 for the Trust and
                56 other investment companies in the Fund Complex
Wesley W. Posvar
Trustee                       $18,351.07        $111,222 for the Trust and
                56 other investment companies in the Fund Complex
Marjorie P. Smuts
Trustee                       $18,351.07        $111,222 for the Trust and
                56 other investment companies in the Fund Complex

* Information is furnished for the fiscal year ended July 31, 1998.


# The aggregate compensation is provided for the Trust which is comprised of six portfolios.

+ The information is provided for the last calendar year.Trustee Liability

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER



The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors, Inc. All the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.


The adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.



ADVISORY FEES



For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectuses. For the fiscal years ended July 31, 1998, 1997, and 1996, the adviser earned $14,305,445, $10,030,131, and
$7,504,715, respectively, of which $7,090,763, $5,562,429, and $4,114,750, respectively, were waived.



BROKERAGE TRANSACTIONS



When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended 1998, 1997, 1996, the Fund paid no brokerage commissions.



Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, Inc., served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended July 31, 1998, 1997, and 1996, the Administrators earned $5,395,419, $3,787,706, and $2,837,919, respectively.



CUSTODIAN AND PORTFOLIO ACCOUNTANT



State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.



TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS



The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.



SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.



For the fiscal year ended July 31, 1998, the Fund earned shareholder service fees on behalf of Institutional Shares and Institutional Service Shares in the amounts of $9,947,222 and $7,934,584, respectively, $0 and $7,934,584 of which, were paid to financial institutions, respectively.



DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS



To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.



PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD



The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.

For the seven-day period ended July 31, 1998, the yield for Institutional Shares and Institutional Service Shares was 5.50%, and 5.25%, respectively.



EFFECTIVE YIELD



The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.

For the seven-day period ended July 31, 1998, the effective yield for Institutional Shares and Institutional Service Shares was 5.65%, and 5.39%, respectively.



TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.



Prior to the creation of separate classes of shares, for the one-year and five-year periods ended July 31, 1998, and for the period from May 26, 1990, (start of performance) to July 31, 1998, the average annual total returns were 5.64%, 5.15%, and 5.27%, respectively, for Institutional Shares.

For the one-year period ended July 31, 1998, and for the period from July 5, 1994, (date of initial public offering) through July 31, 1998, the average annual total returns were 5.37% and 5.30%, respectively, for Institutional Service Shares.



PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

BANK RATE MONITOR(C) NATIONAL INDEX, Miami Beach, Florida, published weekly, is an average of the interest rates of personal money market deposit accounts at ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. If more than one rate is offered, the lowest rate is used. Account minimums and compounding methods may vary.



Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.



ECONOMIC AND MARKET INFORMATION



Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS, INC.

Federated Investors, Inc. is dedicated to meeting investor needs which is reflected in its investment decision making --structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.



The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.



In the money market sector, Federated Investors, Inc. gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1997, Federated managed more than $63.1 billion in assets across 51 money market funds, including 18 government, 11 prime and 22 municipal with assets approximating $35 billion, $17.1 billion, and $10.9 billion, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated Investors, Inc. are: U.S. equity and high yield --J. Thomas Madden; U.S. fixed income--William D. Dawson, III; and global equities and fixed income--Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.



MUTUAL FUND MARKET



Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, Inc., through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:



INSTITUTIONAL CLIENTS



Federated Investors, Inc. meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.



BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES



Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.



* Source: Investment Company Institute





Tax-Free Obligations Fund

(A Portfolio of Money Market Obligations Trust)

Institutional Shares

PROSPECTUS

The Institutional Shares of Tax-Free Obligations Fund (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term municipal securities to provide dividend income exempt from federal regular income tax consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information dated September 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



PROSPECTUS DATED SEPTEMBER 30, 1998



TABLE OF CONTENTS


Summary of Fund Expenses   1

Financial Highlights - Institutional Shares   2

General Information   3

Year 2000 Statement   3

Investment Information   3

Investment Objective   3

Investment Policies   3

Municipal Securities   5

Investment Risks   5

Investment Limitations   6

Fund Information   6

Management of the Fund   6

Distribution of Institutional Shares    6

Administration of the Fund   7

Net Asset Value   7

How to Purchase Shares   7

Purchasing Shares by Wire   7

Purchasing Shares by Check   8

Invest-by-Phone   8

How to Redeem Shares   8

Redeeming Shares by Telephone   8

Redeeming Shares by Mail   8

Account and Share Information   9

Dividends   9

Capital Gains   9

Account Activity   9

Accounts with Low Balances   9

Voting Rights   9

Tax Information   9

Federal Income Tax   9

State and Local Taxes   10

Other Classes of Shares   10

Performance Information   10

Last Meeting of Shareholders   11

Financial Highlights - Institutional Service Shares   12

Financial Statements   13

Report of Independent Public Accountants   43


SUMMARY OF FUND EXPENSES

                            INSTITUTIONAL SHARES
                       SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable None
Redemption Fee (as a percentage of amount redeemed, if applicable) None Exchange
Fee None
                         ANNUAL OPERATING EXPENSES
                  (As a percentage of average net assets)
Management Fee (after waiver)(1)                                                          0.10%
12b-1 Fee                                                                                 None
Total Other Expenses                                                                      0.10%
Shareholder Services Fee (after waiver)(2)                                        0.00%
Total Operating Expenses(3)                                                               0.20%


 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.

 (2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion.
The maximum shareholder services fee is 0.25%.

 (3) The total operating expenses would have been 0.55% absent the voluntary waiver of a portion of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Trust Information" and "How to Purchase Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.
1 Year                                                                             $ 2
3 Years                                                                            $ 6
5 Years                                                                            $11
10 Years                                                                           $26


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

TAX-FREE OBLIGATIONS FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 43.

                                                                   YEAR ENDED JULY 31,
                              1998         1997        1996        1995      1994      1993      1992      1991      1990(a)
NET ASSET VALUE,
BEGINNING OF PERIOD          $ 1.00      $ 1.00      $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT
OPERATIONS
Net investment income          0.03        0.03        0.03        0.04      0.02      0.03      0.04      0.05      0.04
LESS DISTRIBUTIONS
Distributions from
net investment income         (0.03)      (0.03)      (0.03)      (0.04)    (0.02)    (0.03)    (0.04)    (0.05)    (0.04)
NET ASSET VALUE,
END OF PERIOD                $ 1.00      $ 1.00      $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
TOTAL RETURN(B)                3.50%       3.49%       3.55%       3.64%     2.45%     2.54%     3.73%     5.13%     3.70%
RATIOS TO AVERAGE
NET ASSETS
Expenses                       0.20%       0.20%       0.20%       0.20%     0.20%     0.20%     0.20%     0.20%     0.20%*
Net investment income          3.45%       3.43%       3.46%       3.62%     2.41%     2.49%     3.58%     4.93%     5.75%*
Expense waiver/
reimbursement(c)               0.35%       0.35%       0.36%       0.39%     0.15%     0.14%     0.17%     0.26%     0.21%*
SUPPLEMENTAL DATA
Net assets, end of
period (000 omitted)     $2,279,770  $1,474,180  $1,514,979  $1,295,458  $789,755  $454,119  $308,855  $165,669  $145,552


 * Computed on an annualized basis.

 (a) Reflects operations for the period from December 12, 1989 (date of initial public investment) to July 31, 1990.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION



The Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 3, 1988. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has established two classes of shares known as Institutional Shares and Institutional Service Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries, and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing primarily in short-term municipal securities. The Fund may not be a suitable investment for retirement plans because it invests in municipal securities. A minimum initial investment of $1,000,000 over a one-year period is required.



The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.



YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator, and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing, and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.



INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide dividend income exempt from federal regular income tax consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax ("Municipal Securities"). Examples of Municipal Securities include, but are not limited to:

* tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

* bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

* municipal commercial paper and other short-term notes;

* variable rate demand notes;

* municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

* participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS



The Fund may purchase interests in Municipal Securities from financial insti tutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests, or any other form of indirect ownership that allows the Fund to treat the income from the invest ment as exempt from federal income tax. The Fund invests in these participa tion interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.



MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obli gations may be subject to periodic appropriation. Municipal leases are sub ject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities, and, as a matter of fundamental investment policy which cannot be changed without shareholder approval, will limit such investments to 10% of its net assets. This restriction is not applicable to restricted securities determined to be liquid under criteria established by the Trustees. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. As a matter of non-fundamental investment policy, the Fund will limit investments in illiquid securities, including restricted securities not determined to be liquid, and non-negotiable time deposits, to 10% of its net assets.

TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Municipal Securities is subject to the federal alternative minimum tax.

MUNICIPAL SECURITIES

Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. The Fund's concentration in Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of these assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND



Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trust ees of which are John
F. Donahue, Chairman and Director of Federated Inves tors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across ^ore than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.



Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SHARES



Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.



SHAREHOLDER SERVICES



The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. specified below:


MAXIMUM             AVERAGE AGGREGATE
  FEE                DAILY NET ASSETS
 0.150%          on the first $250 million
 0.125%          on the next $250 million
 0.100%          on the next $250 million
 0.075%      on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 12:00 noon, 3:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE



Shares may be purchased by Federal Reserve wire by calling the Fund before 3:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Tax-Free Obligations Fund - Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK



Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Tax-Free Obligations Fund - Institutional Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.



INVEST-BY-PHONE

Once an account has been opened, a shareholder may use Invest-by-Phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House. The shareholder's bank, which must be an Automated Clearing House member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE



Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received after 12:00 noon (Eastern time). Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the followng business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS



The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net capital gains at least once every 12 months.

ACCOUNT ACTIVITY

Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.



As of September 3, 1998, Naidot & Co.organized in the state of New Jersey owned 34.90% of the voting securities of the Institutional Service Shares of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.



TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Because interest received by the Fund may not be exempt from all state and local income taxes, shareholders may be required to pay state and local taxes on dividends received from the Fund. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.



OTHER CLASSES OF SHARES



The Fund also offers another class of shares. Institutional Service Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000.

Both classes are subject to certain of the same expenses. Institutional Service Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.



Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.



LAST MEETING OF SHAREHOLDERS

A Special Meeting of Trust shareholders was held on April 23, 1998. On February 24, 1998, the record date for shareholders voting at the meeting, there were 28,912,813,604 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1: To elect Trustees.*

                                  SHARES VOTED FOR  SHARES WITHHELD AUTHORITY
Thomas G. Bigley                   17,186,131,753           91,735,736
John T. Conroy, Jr.                17,186,450,467           91,417,022
Peter E. Madden                    17,187,792,175           90,075,314
John E. Murray, Jr., J.D., S.J.D.  17,187,671,030           90,196,459

 * The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, William J. Copeland, J. Christopher Donahue, James E. Dowd, Esq., Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Esq., Wesley W. Posvar, and Marjorie P. Smuts.


FINANCIAL HIGHLIGHTS - INSTITUTIONAL SERVICE SHARES

TAX-FREE OBLIGATIONS FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 43.

                                                      YEAR ENDED JULY 31,
                                           1998        1997      1996      1995     1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                        0.03      0.03      0.03      0.03    0.002
LESS DISTRIBUTIONS
Distributions from net investment income    (0.03)    (0.03)    (0.03)    (0.03)  (0.002)
NET ASSET VALUE, END OF PERIOD             $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
TOTAL RETURN(B)                              3.25%     3.24%     3.29%     3.39%    0.18%
RATIOS TO AVERAGE NET ASSETS
Expenses                                     0.45%     0.45%     0.45%     0.45%    0.39%*
Net investment income                        3.20%     3.19%     3.22%     3.48%    3.04%*
Expense waiver/reimbursement(c)              0.10%     0.10%     0.11%     0.14%    0.15%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)  $940,516  $587,983  $406,408  $252,016  $25,148


 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 5, 1994 (date of initial public investment) to July 31, 1994.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

TAX-FREE OBLIGATIONS FUND

JULY 31, 1998

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--101.3%
ALABAMA--4.1%
 $ 3,770,000 Alabama HFA, 1995 (Series E) Weekly VRDNs (Royal Gardens Apartments
             Project)/(SouthTrust Bank of Alabama, Birmingham LOC)                                     $    3,770,000
   7,215,000 Anniston, AL, IDB (Series 1989-A) Weekly VRDNs (Union Foundry Co.)/(Amsouth Bank N.A.,
             Birmingham LOC)                                                                                7,215,000
   3,650,000 Arab, AL IDB, (Series 1989) Weekly VRDNs (SCI Manufacturing, Inc.)/(Bank of Tokyo-
             Mitsubishi Ltd. LOC)                                                                           3,650,000
   1,100,000 Arab, AL IDB, Revenue Refunding Bonds (Series 1989) Weekly VRDNs (SCI Manufacturing,
             Inc.)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                                                      1,100,000
   5,000,000 Birmingham, AL IDA, Revenue Refunding Bonds Weekly VRDNs
             (S.P. Hotel Company)/(Amsouth Bank N.A., Birmingham LOC)                                       5,000,000
   3,500,000 Birmingham, AL Medical Clinic Board, Medical Clinic Revenue Bonds (Series 1996)
             WeeklyVRDNs (St. Martin's In The Pines)/(Regions Bank, Alabama LOC)                            3,500,000
   2,995,000 Birmingham, AL Special Care Facilities Financing Authority, Capital Improvement
             Revenue Bonds (Series 1995) Weekly VRDNs (Methodist Home for the Aging
             (AL))/(SouthTrust Bank of Alabama, Birmingham LOC)                                             2,995,000
  15,910,000 Columbia, AL IDB, CDC Municipal Products, Inc. (Series 1997I) Weekly VRDNs (Alabama
             Power Co.)/(AMBAC INS)/(CDC Municipal Products, Inc. LIQ)                                     15,910,000
   3,000,000 Decatur, AL IDB, Revenue Refunding Bonds (Series 1993) Weekly VRDNs (Allied-Signal,
             Inc.)                                                                                          3,000,000
   3,300,000 Homewood, AL IDA Weekly VRDNs (Mountain Brook Inn (Homewood AL))/(SouthTrust Bank of
             Alabama, Birmingham LOC)                                                                       3,300,000
   4,000,000 Hoover, AL Board of Education, Warrant Anticipation Notes (Series 1998-A), 3.80% BANs,
             2/1/1999                                                                                       4,000,000
   1,406,000 Irondale, AL IDB, Revenue Bonds (Series 1989) Weekly VRDNs (Collateral Mortgage,
             Ltd.)/(SouthTrust Bank of Alabama, Birmingham LOC)                                             1,406,000
   8,500,000 Jefferson County, AL, GO Warrants (Series 1996) Weekly VRDNs (Bayerische Landesbank
             Girozentrale LOC)                                                                              8,500,000
   2,260,000 Madison, AL IDA (Series A) Weekly VRDNs (Executive Inn)/(Amsouth Bank N.A.,
             BirminghamLOC)                                                                                 2,260,000
   6,690,000 Marshall County, AL, Special Obligation School Refunding Warrant (Series 1994)
             WeeklyVRDNs (Marshall County, AL Board of Education)/(Regions Bank, Alabama LOC)               6,690,000
   2,500,000 Mobile, AL IDA Weekly VRDNs (McRae's Industries, Inc.)/(Nationsbank, N.A., Charlotte
             LOC)                                                                                           2,500,000
     500,000 Mobile, AL IDB, PCR (Series 1993A) Weekly VRDNs (Alabama Power Co.)/
             (Alabama Power Co. GTD)                                                                          500,000
  10,000,000 Mobile, AL IDB, PCR (Series 1993B) Weekly VRDNs (Alabama Power Co.)/
             (Alabama Power Co. GTD)                                                                       10,000,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
ALABAMA--CONTINUED
$  1,000,000 Mobile, AL IDB, Pollution Control Refunding Revenue Bonds (Series 1992) Weekly VRDNs
             (AirProducts & Chemicals, Inc.)/(Air Products & Chemicals, Inc. GTD)                      $    1,000,000
     400,000 Montgomery, AL IDB, (Series 1988A) Weekly VRDNs (Smith
Industries)/(SunTrust Bank,
             Atlanta LOC)                                                                                     400,000
  24,500,000 Montgomery, AL IDB Pollution Control & Solid Disposal Revenue, 3.65% CP
             (General Electric Co.), Mandatory Tender 8/5/1998                                             24,500,000
  14,995,000 The Board of Trustees of the University of Alabama (Series A) Weekly VRDNs
             (Bank of America NT and SA, San Francisco LIQ)                                                14,995,000
   1,290,000 Tuscaloosa County, AL Port Authority (Series 1989A) Weekly VRDNs
             (Capstone Hotel Ltd.)/(SouthTrust Bank of Alabama, Birmingham LOC)                             1,290,000
     730,000 Tuscaloosa, AL IDB, Revenue Refunding Bonds (Series 1994) Weekly VRDNs
             (Harco, Inc.)/(Amsouth Bank N.A., Birmingham LOC)                                                730,000
   4,695,000 Vincent, AL IDB Weekly VRDNs (Headquarters Partnership Project)/(National Australia
             Bank,Ltd., Melbourne LOC)                                                                      4,695,000
             Total                                                                                        132,906,000
ALASKA--0.7%
  14,300,000 (b)Alaska International Airports System (Series 1998A), 4.36% BANs,
   4/1/1999 14,333,020 7,205,000 (b)Alaska State Housing Finance Corp., PT-202,
   3.70% TOBs (Bayerische Vereinsbank AG,
             Munich LIQ), Optional Tender 5/20/1999                                                         7,205,000
             Total                                                                                         21,538,020
ARIZONA--1.7%
   9,830,000 Apache County, AZ IDA, 1983 (Series A) Weekly VRDNs (Tucson Electric Power Co.)/
             (Toronto-Dominion Bank LOC)                                                                    9,830,000
   3,700,000 Arizona Health Facilities Authority Weekly VRDNs (University Physicians, Inc.)/(Bank
             One, Arizona N.A. LOC)                                                                         3,700,000
   6,350,000 Arizona Health Facilities Authority, Pooled Loan Program Revenue Bonds (Series 1985B)
             Weekly VRDNs (FGIC INS)/(Chase Manhattan Bank N.A., New York LIQ)
  6,350,000 13,060,000 Chandler, AZ IDA Weekly VRDNs (SMP II Limited
  Partnership)/(Bank One, Arizona N.A. LOC) 13,060,000
   3,700,000 Gila County, AZ IDA Weekly VRDNs (Cobre Valley Hospital)/(Bank One, Arizona N.A. LOC)          3,700,000
   5,330,000 Glendale, AZ IDA, Variable Rate Senior Living Facilities Revenue Bonds Weekly VRDNs
             (Friendship Retirement Corporation)/(Norwest Bank Minnesota, N.A. LOC)                         5,330,000
   3,500,000 Maricopa County, AZ Pollution Control Corp. (Series 1994F) Daily VRDNs (Arizona Public
             Service Co. - Palo Verde)/(Bank of America NT and SA, San Francisco LOC)                       3,500,000
   1,700,000 Pima County, AZ IDA Weekly VRDNs (Tucson Electric Power Co.)/
             (Toronto-Dominion Bank LOC)                                                                    1,700,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
ARIZONA--CONTINUED
$  7,810,000 Tolleson, AZ Municipal Finance Corporation, Revenue Refunding Bonds (Series of 1998)
             Weekly VRDNs (Citizens Utilities Co.)                                                     $    7,810,000
             Total                                                                                         54,980,000
ARKANSAS--0.1%
   2,000,000 Little Rock, AR Pulaski County School District (Series 1998), 4.25% TRANs, 12/30/1998          2,004,860
   1,000,000 Sheridan, AR IDA (Series A) Weekly VRDNs (H.H. Robertson Co.)/(PNC Bank, N.A. LOC)             1,000,000
             Total                                                                                          3,004,860
CALIFORNIA--7.3%
   6,000,000 Acalanes, CA Union High School District, 3.90% TRANs, 6/30/1999                                6,010,539
  20,000,000 (b)California Community College Financing Authority, Trust Receipts (Series 1998
             FR/RI-A24), 3.60% TOBs (FSA INS)/(Bank of New York, New York LIQ),
Optional Tender
             12/9/1998                                                                                     20,000,000
  51,175,000 (b)California Public Capital Improvements Financing Authority, Trust Receipts
             (Series 1996 FR-3) Weekly VRDNs (MBIA INS)/(Bank of New York, New York LIQ)                   51,175,000
  53,800,000 (b)Los Angeles County, CA Unified School District, Trust Receipts FR/RI-A26, 3.60%
             TOBs (Bank of New York, New York LIQ), Mandatory Tender 12/9/1998                             53,800,000
  25,000,000 Los Angeles County, CA (Series A), 4.50% TRANs, 6/30/1999                                     25,182,327
   9,600,000 Northern California Transmission Agency, Trust Receipts (Series 1998 FR/RI-16)
             WeeklyVRDNs (California-Oregon Transmission Project)/(MBIA INS)/(Bank of New York,
             New York LIQ)                                                                                  9,600,000
   2,575,000 Roseville, CA City School District, 4.45% TRANs, 9/10/1998                                     2,576,491
   2,780,000 Roseville, CA Joint Union High School District, 4.45% TRANs, 9/10/1998                         2,781,610
  36,000,000 San Diego, CA Area Local Governments, Trust Receipts (Series FR/RI-A25) Weekly VRDNs
             (Bank of New York, New York LIQ)                                                              36,000,000
   7,500,000 San Mateo, CA Union High School District, 3.90% TRANs, 6/30/1999                               7,513,174
   4,000,000 Santa Barbara County, CA Schools Financing Authority, 4.50% TRANs, 6/30/1999                   4,029,202
   9,575,000 Stanislaus County, CA Office of Education, 4.50% TRANs, 7/30/1999                              9,652,916
   5,000,000 Sunnyvale, CA Elementary School District, 3.90% TRANs, 6/30/1999                               5,008,782
             Total                                                                                        233,330,041
COLORADO--0.8%
   2,650,000 Denver (City & County), CO, 4.15% TOBs (Blake Street
Compendium)/(Norwest Bank
             Minnesota, N.A. LOC) 12/15/1998                                                                2,650,000
  13,660,000 Denver (City & County), CO, Merlot (Series 1997E) Weekly VRDNs (Department of Aviation
             Airport System)/(MBIA INS)/(Corestates Bank N.A., Philadelphia, PA LIQ)                       13,660,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
COLORADO--CONTINUED
$  9,000,000 Denver (City & County), CO, Trust Receipts (Series 1998 FR/RI-13) Weekly VRDNs
             (MBIA INS)/(Bank of New York, New York LIQ)                                               $    9,000,000
             Total                                                                                         25,310,000
CONNECTICUT--1.1%
   5,000,000 Connecticut State HEFA, (Series B) Weekly VRDNs (Edgehill)/(Paribas, Paris LOC)                5,000,000
  30,050,000 Connecticut State HEFA, (Series T-1) Weekly VRDNs (Yale University)                           30,050,000
             Total                                                                                         35,050,000
DISTRICT OF COLUMBIA--2.0%
   2,070,000 District of Columbia Housing Finance Agency, Multifamily Housing, 3.85% TOBs
             (ChastletonProject)/(Nationsbank, N.A., Charlotte LOC), Optional Tender 7/1/1999               2,070,000
   5,000,000 District of Columbia (Series 1998C), 5.00% TRANs (Union Bank of Switzerland, Zurich
             LOC), 9/30/1998                                                                                5,009,141
  14,400,000 District of Columbia (Series B), 4.50% TRANs (Morgan Guaranty Trust Co., New York and
             Union Bank of Switzerland, Zurich LOCs), 9/30/1998                                            14,414,337
   3,575,000 District of Columbia, Revenue Bonds (Series 1997B) Weekly VRDNs (Association of
             American Medical Colleges)/(AMBAC INS)/(Chase Manhattan Bank N.A., New York LIQ)               3,575,000
  39,850,000 District of Columbia, Trust Receipts (Series 1998 FR/RI-A14) Weekly VRDNs
             (MBIAINS)/(National Westminster Bank, PLC, London LIQ)                                        39,850,000
             Total                                                                                         64,918,478
FLORIDA--12.4%
  17,995,000 ABN AMRO MuniTOPS Certificates Trust 1998-8 Weekly VRDNs (Dade County, FL Water & Sewer
             System)/(FGIC INS)/(ABN AMRO Bank N.V., Amsterdam LIQ)                                        17,995,000
   2,950,000 Brevard County, FL Weekly VRDNs (Greywater Investments)/(Huntington National Bank,
             Columbus, OH LOC)                                                                              2,950,000
  18,500,000 Broward County, FL HFA, (Series 1985) Daily VRDNs (Landings of Inverrary)/(PNC Bank,
             N.A.LOC)                                                                                      18,500,000
   6,000,000 Broward County, FL HFA, (Series 1997) Weekly VRDNs (Jacaranda Village
             Apartments)/(Marine Midland Bank N.A., Buffalo, NY LOC)                                        6,000,000
   2,980,000 Broward County, FL Health Facility Authority, Revenue Bonds Weekly VRDNs (John Knox
             Village of Florida)/(First Union National Bank, Charlotte, N.C. LOC)                           2,980,000
  20,000,000 Collier County, FL School District, 4.00% RANs, 4/30/1999                                     20,031,534
   3,870,000 Dade County, FL IDA Weekly VRDNs (Futernick Associates, Inc.)/(First Union National
             Bank, Charlotte, N.C. LOC)                                                                     3,870,000
  49,900,000 Dade County, FL Water & Sewer System Weekly VRDNs (FGIC INS)/(Commerzbank AG, Frankfurt
             LIQ)                                                                                          49,900,000
      55,000 Eustis Health Facilities Authority, FL (Series 1985) Weekly VRDNs (Waterman Medical
             Center)/(SunTrust Bank, Central Florida LOC)                                                      55,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
FLORIDA--CONTINUED
$  9,730,000 Eustis Health Facilities Authority, FL, Health Facilities Revenue Bonds (Series 1992)
             Weekly VRDNs (Florida Hospital/Waterman, Inc. Project)/(SunTrust Bank, Central Florida
             LOC)                                                                                      $    9,730,000
   1,400,000 Florida HFA, (Series 1989 E) Weekly VRDNs (Fairmont Oaks Project)/(Comerica Bank,
             Detroit,MI LOC)                                                                                1,400,000
   7,000,000 Florida HFA, Multi-Family Housing Revenue Bonds (1985 Series SS) Weekly VRDNs
             (Woodlands Apartments)/(Northern Trust Co., Chicago, IL LOC)                                   7,000,000
   5,120,000 Florida State Board of Education Administration, (CR55), (Series 1989A), 3.55% TOBs
             (CitibankN.A., New York LIQ), Optional Tender 9/1/1998                                         5,120,000
  11,200,000 Florida State Department of Environmental Protection, PT-166 Weekly VRDNs
             (FSAINS)/(Banque Nationale de Paris LIQ)                                                      11,200,000
  10,450,000 Florida State Department of Environmental Protection, Trust Receipts FR/RI-A18
             (Series1998) Weekly VRDNs (FGIC INS)/(National Westminster Bank, PLC, London LIQ)             10,450,000
   5,860,000 Fort Lauderdale, FL Performing Arts Center Authority Weekly VRDNs (SunTrust Bank,
             CentralFlorida LOC)                                                                            5,860,000
   1,540,000 Fort Myers, FL, PA-180 (Series 1997A) Weekly VRDNs (AMBAC INS)/(Merrill Lynch Capital
             Services, Inc. LIQ)                                                                            1,540,000
  16,275,000 Gulf Breeze, FL, Variable Rate Demand Revenue Bonds (Series 1995A) Weekly VRDNs
             (Florida Municipal Bond Fund)/(Barnett Bank, N.A. LOC)                                        16,275,000
   2,650,000 Halifax Hospital Medical Center, FL, 4.00% TANs (Barnett Bank, N.A. LOC), 4/15/1999            2,656,287
  32,000,000 Highlands County, FL Health Facilities (Series 1996A Accounts Receivable) Weekly VRDNs
             (Adventist Health System)/(CapMAC Holdings, Inc. INS)/(First National Bank of Chicago
             LIQ)                                                                                          32,000,000
  17,500,000 Highlands County, FL Health Facilities (Series 1996B Accounts Receivable) Weekly VRDNs
             (Adventist Health System)/(CapMAC Holdings, Inc. INS)/(Canadian Imperial Bank of
             Commerce, Toronto LIQ)                                                                        17,500,000
  15,700,000 Highlands County, FL Health Facilities, Variable Rate Demand Revenue Bonds (Series
             1996A) Weekly VRDNs (Adventist Health System)/(SunTrust Bank, Central Florida LOC)            15,700,000
   7,000,000 Indian River County, FL Hospital District (Series 1985) Weekly VRDNs (KBC Bank N.V.,
             Brussels LOC)                                                                                  7,000,000
  15,030,000 Jacksonville Electric Authority, Class A Certificates (Series 1997-2) Weekly VRDNs
             (Bank of New York, New York LIQ)                                                              15,030,000
   7,570,000 Jacksonville Transportation Authority, PA-146 Weekly VRDNs (Florida State)/(Merrill
             Lynch Capital Services, Inc. LIQ)                                                              7,570,000
   3,295,000 Jacksonville Transportation Authority, PA-163 Weekly VRDNs (Florida State)/(Merrill
             Lynch Capital Services, Inc. LIQ)                                                              3,295,000
   2,580,000 Lee County, FL IDA (Series 1985) Weekly VRDNs (Christian & Missionary Alliance
             Foundation)/(Paribas, Paris LOC)                                                               2,580,000
   5,635,000 Manatee County, FL HFA Weekly VRDNs (Carriage Club)/(Mellon Bank N.A., Pittsburgh LOC)         5,635,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
FLORIDA--CONTINUED
 $ 6,025,000 Manatee County, FL HFA, Weekly Adjustable/Fixed Rate Multifamily Housing Revenue
             Refunding Bonds (1990 Series A) Weekly VRDNs (Harbour Pointe)/(Marine Midland Bank
             N.A., Buffalo, NY LOC)                                                                    $    6,025,000
   4,700,000 Miami, FL Health Facilities Authority, Health Facilities Revenue Bonds (Series 1992)
             Weekly VRDNs (Miami Jewish Home and Hospital for the Aged, Inc.)/(SunTrust Bank, Miami
             LOC)                                                                                           4,700,000
  12,700,000 Miami, FL Health Facilities Authority, Health Facilities Revenue Bonds (Series 1996)
             WeeklyVRDNs (Miami Jewish Home and Hospital for the Aged, Inc.)/(SunTrust Bank,
             CentralFlorida LOC)                                                                           12,700,000
   4,000,000 Mount Dora, FL Health Facility Authority (Series 1996A) Weekly VRDNs (Waterman Village
             (Mount Dora, Fl))/(Barnett Bank of Central Florida, Orlando LOC)                               4,000,000
   5,000,000 Orange County, FL Educational Facilities Authority (Series 1998) Weekly VRDNs (Rollins
             College)/(Barnett Bank, N.A. LOC)                                                              5,000,000
   4,000,000 Orange County, FL Educational Facilities Authority, Revenue Bonds (Series 1997) Weekly
             VRDNs (Rollins College)/(Barnett Bank, N.A. LOC)                                               4,000,000
   9,900,000 Orange County, FL HFA, Variable Rate Certificates (Series 1997G) Weekly VRDNs
             (GNMACOL)/(Bank of America NT and SA, San Francisco LIQ)                                       9,900,000
   6,200,000 Orlando, FL (City of), Capital Improvement Commerial Paper Notes (1994 Series-A),
             3.70% CP, Mandatory Tender 10/16/1998                                                          6,200,000
   4,000,000 Pinellas County Industry Council, FL Weekly VRDNs (Loulourgas Properties)/(First Union
             National Bank, Charlotte, N.C. LOC)                                                            4,000,000
   1,940,000 Pinellas County Industry Council, FL, Variable/Fixed Rate Development Revenue Bonds
             (Series 1997) Weekly VRDNs (Boyd Industries, Inc.)/(SouthTrust Bank of Alabama,
             Birmingham LOC)                                                                                1,940,000
   5,525,000 Polk County, FL IDA, PCR Refunding Bonds Weekly VRDNs (IMC Fertilizer, Inc.
             Project)/(Rabobank Nederland, Utrecht LOC)                                                     5,525,000
   2,795,000 Port St. Lucie, FL (Series 1997A) Weekly VRDNs (AMBAC INS)/(Merrill Lynch Capital
             Services, Inc. LIQ)                                                                            2,795,000
   3,970,000 Sarasota, FL, Educational Facilities Revenue Bonds (Series 1996) Weekly VRDNs
             (Ringling School of Art and Design, Inc.)/(SunTrust Bank, Central Florida LOC)                 3,970,000
   4,200,000 Seminole County, FL Health Facility Authority IDA (Series 1991) Weekly VRDNs (Florida
             Living Nursing Center)/(Barnett Bank, N.A. LOC)                                                4,200,000
   7,430,000 St. Lucie County, FL, IDR Bonds (Series 1985) Weekly VRDNs (Savannahs
             Hospital)/(Nationsbank, N.A., Charlotte LOC)                                                   7,430,000
   4,465,000 St. Petersburg, FL HFA, Refunding Revenue and Revenue Bonds (Series 1997) Weekly VRDNs
             (Manorah Manor)/(SunTrust Bank, Central Florida LOC)                                           4,465,000
   7,450,000 Sunshine State Governmental Finance Commission, FL, 3.50% CP (AMBAC INS)/(Toronto-
             Dominion Bank and Union Bank of Switzerland, Zurich LIQs), Mandatory Tender 8/11/1998          7,450,000
   5,855,000 Volusia County, FL HFA Weekly VRDNs (Fisherman's Landing)/(Mellon Bank N.A.,
             PittsburghLOC)                                                                                 5,855,000
             Total                                                                                        399,977,821

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
GEORGIA--3.4%
$  8,000,000 (b)Bibb County, GA, PT-199, 3.70% TOBs (Georgia State GTD)/(Bayerische Vereinsbank AG,
             Munich LIQ), Optional Tender 5/20/1999                                                    $    8,000,000
  22,000,000 Burke County, GA Development Authority (Series 1996), 3.80% TOBs (Oglethorpe Power
             Corp.), Optional Tender 11/2/1998                                                             22,000,000
  42,500,000 Burke County, GA Development Authority, PCR Bonds (Fourth Series 1994) Daily VRDNs
             (Georgia Power Co.)                                                                           42,500,000
   4,725,000 Burke County, GA Development Authority, Pollution Control Revenue Bonds (Series 1995)
             DailyVRDNs (Georgia Power Co.)                                                                 4,725,000
   2,000,000 Clayton County, GA Housing Authority, Revenue Refunding Bonds (Series 1992) Weekly
             VRDNs (Oxford Townhomes Project)/(Amsouth Bank N.A., Birmingham LOC)                           2,000,000
  10,000,000 Clayton County, GA (Series 1998), 4.25% Bonds, 8/1/1999                                       10,048,406
   1,500,000 De Kalb County, GA Development Authority (Series 1992) Weekly VRDNs (American Cancer
             Society, GA)/(SunTrust Bank, Atlanta LOC)                                                      1,500,000
   4,950,000 Douglas County, GA School District, 3.90% TANs, 12/31/1998                                     4,955,971
  12,145,000 Georgia State (Series 1995C) PA-249 Weekly VRDNs (Merrill Lynch Capital
             Services, Inc. LIQ)                                                                           12,145,000
             Total                                                                                        107,874,377
ILLINOIS--6.3%
  12,000,000 Chicago, IL Board of Education, Merlots (Series 1997E) Weekly VRDNs
             (AMBACINS)/(Corestates Bank N.A., Philadelphia, PA LIQ)                                       12,000,000
  20,000,000 Chicago, IL Board of Education, Variable Rate Certificates (Series 1996BB) Weekly
             VRDNs (MBIA INS)/(Bank of America NT and SA, San Francisco LIQ)                               20,000,000
   2,800,000 Chicago, IL Weekly VRDNs (Canadian Imperial Bank of Commerce, Toronto LOC)                     2,800,000
  20,000,000 Chicago, IL, MERLOTs (Series 1997 V) Weekly VRDNs (Chicago, IL Water Revenue
             Bonds)/(FGIC INS)/(Corestates Bank N.A., Philadelphia, PA LIQ)                                20,000,000
   9,905,000 Chicago, IL, Water Revenue Bonds (PT-129) Weekly VRDNs (FGIC INS)/(Merrill Lynch
             Capital Services, Inc. LIQ)                                                                    9,905,000
     350,000 Darien, IL IDA (Series 1989C) Weekly VRDNs (KinderCare Learning Centers, Inc.)/
             (Toronto-Dominion Bank LOC)                                                                      350,000
   3,800,000 Galesburg, IL (Series 1996) Weekly VRDNs (Knox College Project)/(Lasalle National
             Bank, Chicago LOC)                                                                             3,800,000
  12,500,000 Hopedale Village, IL (Series 1998) Weekly VRDNs (Hopedale Medical Foundation)/(Bank
             One, Illinois, N.A. LOC)                                                                      12,500,000
  11,900,000 Illinois Development Finance Authority Weekly VRDNs (Lyric Opera of Chicago)/(Caisse
             Nationale De Credit Agricole, Paris, Harris Trust & Savings Bank, Chicago, NBD Bank,
             Michigan and Northern Trust Co., Chicago, IL LOCs)                                            11,900,000
   3,000,000 Illinois Development Finance Authority Weekly VRDNs (Newlywed Food)/(Mellon Bank N.A.,
             Pittsburgh LOC)                                                                                3,000,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
ILLINOIS--CONTINUED
$  2,600,000 Illinois Development Finance Authority (Series 1997) Weekly VRDNs (Ada S. McKinley
             Community Services, Inc.)/(Harris Trust & Savings Bank, Chicago LOC)                      $    2,600,000
   6,000,000 (b)Illinois Development Finance Authority, PT-131 (Series 1995A), 3.95% TOBs
             (CatholicHealthPartners Services)/(Connie Lee INS)/(Credit Suisse First Boston LIQ),
             Mandatory Tender 10/1/1998                                                                     6,000,000
   5,000,000 Illinois Educational Facilities Authority, Revenue Bonds (Series 1995) Weekly VRDNs
             (Ravinia Festival Association (IL))/(NBD Bank, Michigan LOC)                                   5,000,000
  21,100,000 Illinois Health Facilities Authority Weekly VRDNs (OSF Health Care Systems)                   21,100,000
  15,000,000 Illinois Health Facilities Authority (Series 1998), 3.70% TOBs (Evanston Northwestern
             Healthcare Corp.), Mandatory Tender 6/1/1999                                                  15,000,000
  35,000,000 Illinois Health Facilities Authority, Revenue Bonds (Series 1985B) Weekly VRDNs (OSF
             Health Care Systems)/(Bank of America Illinois and Rabobank Nederland, Utrecht LIQs)          35,000,000
  20,700,000 Illinois Health Facilities Authority, Revenue Refunding Bonds (Series 1997B) Weekly
             VRDNs (Advocate Health Care Network)/(First National Bank of Chicago, Harris Trust &
             Savings Bank, Chicago and Northern Trust Co., Chicago, IL LIQs)                               20,700,000
   1,000,000 Illinois Health Facilities Authority, Revolving Fund Pooled Financing Program (Series
             1985F) Weekly VRDNs (NBD Bank, Michigan LOC)                                                   1,000,000
             Total                                                                                        202,655,000
INDIANA--2.2%
     665,000 Dale, IN IDA Weekly VRDNs (Spencer Industries)/(National City Bank, Kentucky LOC)                665,000
   5,000,000 Hamilton, IN Southeastern Schools, Temporary Loan Warrants, 3.80% TRANs, 12/31/1998            5,002,217
   5,000,000 Hammond Local Public Improvement Bond Bank, Advance Funding Program Notes
             (Series A-2), 4.30% TANs (Bank One, Indianapolis, N.A. LOC), 1/7/1999                          5,010,484
  32,000,000 Indiana Bond Bank, Advance Funding Program Notes (Series 1998 A-2), 4.00% TANs (Lasalle
             National Bank, Chicago LOC), 1/20/1999                                                        32,058,324
   1,355,000 Indiana Health Facilities Finance Authority Rehabilitation Center Weekly VRDNs
             (Crossroads Rehabilitation Center)/(Bank One, Indianapolis, N.A. LOC)                          1,355,000
   5,500,000 Indianapolis, IN Local Public Improvement Bond Bank, 4.25% TANs, 1/11/1999                     5,514,422
   4,735,000 Indianapolis, IN, Variable Rate Demand Economic Development Revenue Bonds (Series
             1995) Weekly VRDNs (Pleasant Run Children's Homes, Inc.)/(Fifth Third Bank, Cincinnati
             LOC)                                                                                           4,735,000
   4,900,000 Lafayette School Corp., IN, 4.20% TANs, 12/30/1998                                             4,906,242
   2,045,000 St. Joseph County, IN, Multi-Mode Variable Rate Economic Development Revenue Bonds
             (Series 1998) Weekly VRDNs (South Bend Heritage Foundation, Inc.)/(KeyBank, N.A. LOC)          2,045,000
   9,500,000 Vigo County, IN School Corporation, Temporary Loan Warrants, 3.80% TRANs, 12/30/1998           9,504,199
             Total                                                                                         70,795,888
IOWA--1.3%
  32,000,000 Iowa School Corporations (1998-99 Series A), 4.50% TRANs (FSA INS), 6/25/1999                 32,235,801

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
IOWA--CONTINUED
$ 10,000,000 Iowa School Corporations (Series 1997-98B), 4.25% TRANs (FSA INS), 1/28/1999              $   10,033,337
             Total                                                                                         42,269,138
KENTUCKY--1.6%
   1,110,000 Boone County, KY, Revenue Refunding Bonds Weekly VRDNs (Spring Meadow
             Associates)/(Huntington National Bank, Columbus, OH LOC)                                       1,110,000
   6,835,000 Jefferson County, KY (Series 1997) Weekly VRDNs (First Trust Restoration Partners)/
             (Bank One, Kentucky LOC)                                                                       6,835,000
   7,500,000 Jefferson County, KY, Adjustable Rate Industrial Building Revenue Refunding Bonds
             (Series 1997) Weekly VRDNs (Kosmos Cement Co. Partnership)/(Societe Generale, Paris
             LOC)       7,500,000
  35,000,000 Owensboro, KY (Series 1996) Weekly VRDNs (Owensboro Mercy Health System, Inc.
             Project)/(Bank of America Illinois LOC)                                                       35,000,000
             Total                                                                                         50,445,000
LOUISIANA--0.5%
     800,000 Calcasieu Parish, LA, IDB, PCR Bonds Weekly VRDNs (Citgo Petroleum
             Corp.)/(Westdeutsche Landesbank Girozentrale LOC) 800,000 6,950,000
   Louisiana PFA (Series 1985A) Weekly VRDNs (FGIC INS)/(Societe Generale, Paris
   LIQ) 6,950,000 4,000,000 Louisiana PFA (Series 1997D), 4.40% TRANs (Orleans
   Parish, LA School Board)/(Louisiana
             State GTD), 12/10/1998                                                                         4,007,874
   5,000,000 New Orleans, LA, Class A Certificates (Series 1998-1) Weekly VRDNs (AMBAC INS)/(Bank of
             New York, New York LIQ)                                                                        5,000,000
             Total                                                                                         16,757,874
MARYLAND--5.2%
   4,300,000 Anne Arundel County, MD (Series 1988) Weekly VRDNs (Oakland Hills L. P.
             Facility)/(First National Bank of Maryland, Baltimore LOC)                                     4,300,000
  55,700,000 Baltimore County, MD IDA, Variable Rate Demand Acquisition Program (Series 1986)
             WeeklyVRDNs (Baltimore Capital Acquisition)/(Bayerische Landesbank Girozentrale LOC)          55,700,000
   1,900,000 Baltimore County, MD Port Facility Monthly VRDNs (Occidental Petroleum Corp.)/(Morgan
             Guaranty Trust Co., New York LOC)                                                              1,900,000
   3,700,000 Baltimore, MD PCR Weekly VRDNs (SCM Plants, Inc.)/(Barclays Bank PLC, London LOC)              3,700,000
   2,000,000 Baltimore, MD, Variable Rate Demand/Fixed Rate Refunding Bond (1988 Issue) Weekly
             VRDNs (University West LP)/(First National Bank of Maryland, Baltimore LOC)                    2,000,000
     910,000 Elkton, MD, Revenue Refunding Bonds (Series 1992) Weekly VRDNs (Highway Service
             Ventures, Inc. Facility)/(First Union National Bank, Charlotte, N.C. LOC)                        910,000
   2,350,000 Harford County, MD (Series 1988) Weekly VRDNs (1001 Partnership Facility)/(First
             National Bank of Maryland, Baltimore LOC)                                                      2,350,000
   5,660,000 Howard County, MD (Series 1995) Weekly VRDNs (Bluffs at Clarys Forest
             Apartments)/(First National Bank of Maryland, Baltimore LOC)                                   5,660,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
MARYLAND--CONTINUED
$    200,000 Maryland EDC, Pooled Financing Revenue Bonds (Series 1995) Weekly VRDNs (Maryland
             Municipal Bond Fund)/(Nationsbank, N.A., Charlotte LOC)                                   $      200,000
   3,000,000 Maryland EDC, Variable Rate Demand/Fixed Rate Refunding Revenue Bonds (1997 Issue)
             Weekly VRDNs (Jenkins Memorial Nursing Home, Inc. Facility)/(First National Bank of
             Maryland, Baltimore LOC)                                                                       3,000,000
   5,400,000 Maryland Health & Higher Educational Facilities Authority (Series 1985B) Weekly VRDNs
             (First National Bank of Chicago LOC)                                                           5,400,000
   4,000,000 Maryland Health & Higher Educational Facilities Authority (Series 1998A) Weekly VRDNs
             (Charlestown Community)/(First Union National Bank, Charlotte, N.C. LOC)                       4,000,000
  12,800,000 Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Series 1994)
             Weekly VRDNs (University Physicians, Inc.)/(First National Bank of Maryland, Baltimore
             LOC)                                                                                          12,800,000
   3,895,000 Maryland State Community Development Administration, (PA-170) Weekly VRDNs (Merrill
             Lynch Capital Services, Inc. LIQ)                                                              3,895,000
  23,820,000 (b)Maryland State Community Development Administration (Series 1997), PT-123, 3.65%
             TOBs (Commerzbank AG, Frankfurt LIQ), Optional Tender 12/10/1998                              23,820,000
  19,655,000 Maryland State (Series 1998) PA-256 Weekly VRDNs (Merrill Lynch Capital
             Services, Inc. LIQ)                                                                           19,655,000
   4,000,000 Montgomery County, MD, EDR Weekly VRDNs (Howard Hughes Medical Center)                         4,000,000
  11,200,000 Montgomery County, MD, EDR Weekly VRDNs (U.S. Pharmacopeial Convention
             Facility)/(Chase Manhattan Bank N.A., New York LOC)                                           11,200,000
   3,755,000 Prince George County, MD (1997 Issue) Weekly VRDNs (Mona Branch Avenue Ltd.
             Partnership)/(First National Bank of Maryland, Baltimore LOC)                                  3,755,000
             Total                                                                                        168,245,000
MASSACHUSETTS--2.3%
  27,133,862 Clipper Tax Exempt Trust (Series A) Weekly VRDNs (Massachusetts State Lottery
             Commission)/(AMBAC INS)/(State Street Bank and Trust Co. LIQ)                                 27,133,862
  10,000,000 Framingham, MA, 4.00% BANs, 2/5/1999                                                          10,017,281
   6,500,000 Holden, MA, 4.00% BANs, 10/1/1998                                                              6,503,169
     800,000 Massachusetts HEFA (Series I) Weekly VRDNs (Harvard University)                                  800,000
   9,590,000 Massachusetts Turnpike Authority, Refunded-Guaranteed BANs (Series A), 5.00% Bonds
             (United States Treasury PRF), 6/1/1999                                                         9,682,614
   9,495,000 Massachusetts Turnpike Authority, Variable Rate Certificates (Series 1997N)
             WeeklyVRDNs (MBIA INS)/(Bank of America NT and SA, San Francisco LIQ)                          9,495,000
   3,100,000 North Reading, MA, 4.25% BANs, 9/30/1998                                                       3,101,814
   6,000,000 Pittsfield, MA, 4.10% BANs, 9/17/1998                                                          6,001,337
             Total                                                                                         72,735,077

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
MICHIGAN--3.8%
$  4,670,000 Clarkston Community Schools, MI, PA-175 Weekly VRDNs (MBIA INS)/(Merrill Lynch Capital
             Services, Inc. LIQ)                                                                       $    4,670,000
     800,000 Detroit, MI Water Supply System, Water Supply System Revenue and Revenue Refunding
             Bonds (Series 1993) Weekly VRDNs (FGIC INS)/(FGIC Securities Purchase, Inc. LIQ)                 800,000
   2,000,000 Garden City, MI HFA, Hospital Revenue Bonds (Series 1996A) Weekly VRDNs (Garden City
             Hospital, Osteopathic)/(First of America Bank, N.A. LOC)                                       2,000,000
   2,100,000 Grand Rapids, MI EDR, Floating/Fixed Rate Demand Bonds (Series 1983-B) Weekly VRDNs
             (Amway Grand Plaza Hotel Facilities)/(Old Kent Bank & Trust Co., Grand Rapids LOC)             2,100,000
   2,800,000 Grand Rapids, MI Water Supply System (Series 1993) Weekly VRDNs (FGIC INS)/(Societe
             Generale, Paris LIQ)                                                                           2,800,000
   2,100,000 Kent Hospital Finance Authority, MI (Series 1991A) Weekly VRDNs (Butterworth
             Hospital)/(Rabobank Nederland, Utrecht LOC)                                                    2,100,000
     925,000 Michigan Higher Education Facilities Authority, Variable Rate Demand Limited
             Obligation Revenue Bonds (Series 1997) Weekly VRDNs (Davenport College of
             Business)/(Old Kent Bank& Trust Co., Grand Rapids LOC)                                           925,000
  10,000,000 Michigan State Building Authority (Series 1), 3.70% CP (Canadian Imperial Bank of
             Commerce, Toronto LOC), Mandatory Tender 10/1/1998                                            10,000,000
   2,200,000 Michigan State Hospital Finance Authority (Series A) Weekly VRDNs (First of America
             Bank,N.A. LOC)                                                                                 2,200,000
  16,000,000 Michigan State Hospital Finance Authority (Series A) Weekly VRDNs (OSF Health
             CareSystems)                                                                                  16,000,000
   3,000,000 Michigan State Hospital Finance Authority, Hospital Equipment Loan Program Bonds
             (SeriesA) Weekly VRDNs (First of America Bank, N.A. LOC)                                       3,000,000
  19,650,000 Michigan State Hospital Finance Authority, MERLOTs (Series 1997A) Weekly VRDNs
             (Detroit Medical Center Obligated Group)/(AMBAC INS)/(Corestates Bank N.A.,
             Philadelphia, PA LIQ)                                                                         19,650,000
   3,000,000 Michigan State Housing Development Authority (Series 1991) Weekly VRDNs (Regency
             Square Apartments)/(National Australia Bank, Ltd., Melbourne LOC)                              3,000,000
  15,451,800 Michigan State Housing Development Authority, MERLOTs (Series G) Weekly VRDNs
             (MBIA INS)/(Corestates Bank N.A., Philadelphia, PA LIQ)                                       15,451,800
  15,000,000 Michigan State, GO UT, 4.50% TRANs, 9/30/1998                                                 15,020,905
  11,000,000 Michigan Strategic Fund, Limited Obligation PCR Bonds (Series 1993) Weekly VRDNs
             (Allied-Signal, Inc.)                                                                         11,000,000
     890,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds (Series 1991) Weekly VRDNs
             (Martin Luther Memorial Home, Inc.)/(Bank One, Indianapolis, N.A. LOC)                           890,000
   2,800,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds (Series 1995) Weekly VRDNs
             (Wellness Plan Project)/(NBD Bank, Michigan LOC)                                               2,800,000
   2,000,000 Michigan Strategic Fund, PA-334 (Collateralized Series 1998AA) Weekly VRDNs
             (Detroit Edison Co.)/(MBIA INS)/(Merrill Lynch Capital Services, Inc. LIQ)                     2,000,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
MICHIGAN--CONTINUED
$  2,000,000 Michigan Strategic Fund, Variable Rate Demand Limited Obligation Revenue Bonds
             (Series1997B) Weekly VRDNs (NSF International)/(First of America Bank, N.A. LOC)          $    2,000,000
   2,695,000 Ottawa County, MI Economic Development Corp., Limited Obligation Revenue Bonds
             (Series1995B) Weekly VRDNs (Sunset Manor, Inc. Project)/(Old Kent Bank & Trust Co.,
             GrandRapids LOC)                                                                               2,695,000
             Total                                                                                        121,102,705
MINNESOTA--4.5%
  14,400,000 Becker, MN, PCR (Series 1993-B), 3.60% CP (Northern States Power
Co.),
             MandatoryTender11/12/1998                                                                     14,400,000
  10,300,000 Burnsville, MN, Variable Rate Demand Revenue Bonds (Series 1996) Weekly VRDNs
             (YMCAProjects)/(Norwest Bank Minnesota, N.A. LOC)                                             10,300,000
   3,300,000 DDSB Municipal Securities Trusts (Series 1994O) Weekly VRDNs (Richfield, MN
             ISD280)/(U.S. Bank, N.A., Minneapolis LIQ)                                                     3,300,000
   6,390,000 DDSB Municipal Securities Trusts (Series 1994T Weekly VRDNs (Osseo, MN ISD 279)/
             (U.S. Bank, N.A., Minneapolis LIQ)                                                             6,390,000
  11,000,000 DDSB Municipal Securities Trusts (Series 1994V) Weekly VRDNs (St. Louis Park
             Healthsystem, MN)/(Norwest Bank Minnesota, N.A. LIQ)                                          11,000,000
   7,000,000 East Grand Forks, MN ISD 595, 3.90% Bonds (Minnesota State GTD), 6/30/1999                     7,009,188
   3,200,000 Hennepin Co. MN (Series 1995C) Weekly VRDNs                                                    3,200,000
   4,250,000 MN Municipal Securities Trust (Series 1996F), Floating Rate Certificates Weekly VRDNs
             (Lakeville, MN ISD 194)/(Norwest Bank Minnesota, N.A. LIQ)                                     4,250,000
  11,735,000 Minneapolis CDA, Revenue Refunding Bonds (Series 1995) Weekly VRDNs (Walker Methodist
             Health Center, Inc. Project)/(U.S. Bank, N.A., Minneapolis LOC)                               11,735,000
   5,500,000 Minneapolis, MN (Series 1993) Weekly VRDNs (Market Square Real Estate, Inc.)/(Norwest
             Bank Minnesota, N.A. LOC)                                                                      5,500,000
   6,000,000 Minneapolis, MN, Variable Rate Housing Revenue Bonds Weekly VRDNs (One Ten Grant
             Project)/(U.S. Bank, N.A., Minneapolis LOC)                                                    6,000,000
  12,000,000 Minneapolis, MN, Various Purpose Bonds (Series 1996) Weekly VRDNs (Bayerische
             Vereinsbank AG, Munich LIQ)                                                                   12,000,000
  15,500,000 Minneapolis/St. Paul, MN Metropolitan Airports Commission MuniTOPS (Series 1998-6)
             Weekly VRDNs (AMBAC INS)/(ABN AMRO Bank N.V., Amsterdam LOC)                                  15,500,000
   1,000,000 Norman County, MN ISD No. 2854, 4.00% Bonds (Minnesota State GTD), 7/1/1999                    1,001,827
   6,500,000 Rochester, MN Health Care Facility Authority Weekly VRDNs (Mayo Foundation)/(Rabobank
             Nederland, Utrecht LIQ)                                                                        6,500,000
  13,000,000 Rochester, MN Health Care Facility Authority Weekly VRDNs (Mayo Foundation)/(Rabobank
             Nederland, Utrecht LIQ)                                                                       13,000,000
  13,500,000 Rosemount, MN, PCR (Series 1984) Weekly VRDNs (Koch Refining Co.)                             13,500,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
MINNESOTA--CONTINUED
$    100,000 St. Paul, MN Port Authority (Series 1991) Weekly VRDNs (West Gate Office)/(U.S. Bank,
             N.A., Minneapolis LOC)                                                                    $      100,000
             Total                                                                                        144,686,015
MISSISSIPPI--0.1%
   1,482,500 Hinds County, MS (Series 1991) Weekly VRDNs (North State St. Project)/(Amsouth Bank
             N.A., Birmingham LOC)                                                                          1,482,500
MISSOURI--1.6%
   1,025,000 Little Blue Valley Sewer District, MO, Sewer System Revenue Bonds (Series 1998B), 3.75%
             Bonds (AMBAC INS), 10/1/1998                                                                   1,025,000
   1,580,000 Little Blue Valley Sewer District, MO, Sewer System Revenue Bonds (Series 1998), 3.75%
             Bonds (AMBAC INS), 10/1/1998                                                                   1,580,000
   5,000,000 Missouri State HEFA Weekly VRDNs (Barnes Hospital)/(Morgan Guaranty Trust Co.,
             New York LOC)                                                                                  5,000,000
  15,000,000 Missouri State HEFA (Series 1997N), 4.50% TRANs (St. Louis, MO School District),
             9/14/1998                                                                                     15,010,391
   3,000,000 Missouri State HEFA, Health Facilities Revenue Bonds (Series 1989A) Weekly VRDNs
             (Sisters of Mercy Health Corp. (Michigan & Iowa))/(ABN AMRO Bank N.V., Amsterdam,
             Credit Suisse First Boston and Rabobank Nederland, Utrecht LIQs)                               3,000,000
  11,100,000 Missouri State HEFA, Health Facilities Revenue Bonds (Series 1989C) Weekly VRDNs
             (Sisters of Mercy Health Corp. (Michigan & Iowa))/(ABN AMRO Bank N.V., Amsterdam,
             Credit Suisse First Boston and Rabobank Nederland, Utrecht LIQs)                              11,100,000
  11,000,000 Missouri State HEFA, Health Facilities Revenue Bonds (Series 1996A) Weekly VRDNs
             (Deaconess Long Term Care of Missouri)/(Bank One, Texas N.A. LOC)                             11,000,000
   4,200,000 Poplar Bluff, MO IDA (Series 1987) Weekly VRDNs (Gates Rubber Co.)/(NBD Bank,
             MichiganLOC)                                                                                   4,200,000
     455,000 Springfield, MO Public Building Corp., Leasehold Revenue Refunding and Improvement
             Bonds (Series 1998), 3.70% Bonds (Springfield-Branson Regional Airport)/(AMBAC INS),
             3/1/1999                                                                                         455,000
             Total                                                                                         52,370,391
MULTI STATE--2.4%
  14,556,245 ABN AMRO Chicago Corp. 1997-1 LeaseTOPS Trust Weekly VRDNs (Lasalle National Bank,
             Chicago LIQ)/(Lasalle National Bank, Chicago LOC)                                             14,556,245
  35,299,000 Clipper Tax Exempt Trust (Non-AMT Multistate), (Series A) Weekly VRDNs
             (MBIAINS)/(State Street Bank and Trust Co. LIQ)                                               35,299,000
  19,081,010 Equity Trust II, (1996 Series) Weekly VRDNs (Republic National Bank of New York LOC)          19,081,010
   7,417,000 PBCC LeaseTOPS Trust (Multistate Non-AMT) (Series 1998-2) Weekly
VRDNs
             (AMBACINS)/(Pitney Bowes Credit Corp. LIQ)                                                     7,417,000
             Total                                                                                         76,353,255

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
NEVADA--0.2%
$  7,500,000 ABN AMRO MuniTOPS Certificates Trust 1998-1, (Multistate Non-AMT) Weekly VRDNs (Nevada
             State)/(MBIA INS)/(ABN AMRO Bank N.V., Amsterdam LIQ)                                     $    7,500,000
NEW JERSEY--4.1%
     764,500 Clark Township, NJ, 3.95% BANs, 3/25/1999                                                        765,452
   2,000,000 Clark Township, NJ, 3.95% TANs, 3/25/1999                                                      2,002,490
   7,500,000 Essex County, NJ Improvement Authority, Project Revenue Bonds (Series 1995)
             WeeklyVRDNs (Essex County, NJ)/(AMBAC INS)/(Morgan Guaranty Trust Co., New York LIQ)           7,500,000
  10,500,000 New Jersey EDA Weekly VRDNs (Center-For-Aging--Applewood Estates)/(Fleet National
             Bank, Springfield, MA LOC)                                                                    10,500,000
   7,530,000 New Jersey State Educational Facilities Authority (Series 1998) FR/RI-A33 Trust
             Receipts Weekly VRDNs (AMBAC INS)/(National Westminster Bank, PLC, London LIQ)                 7,530,000
  11,760,000 New Jersey State Transportation Trust Fund Agency, Trust Receipts FR/RI-A37
             WeeklyVRDNs (AMBAC INS)/(National Westminster Bank, PLC, London LIQ)                          11,760,000
  13,675,000 New Jersey State (Series 1998) FR/RI-A34 Trust Receipts Weekly VRDNs
             (NationalWestminster Bank, New Jersey LIQ)                                                    13,675,000
  12,295,000 New Jersey State, (Series D) PA-262 Weekly VRDNs (Merrill Lynch Capital
             Services, Inc. LIQ)                                                                           12,295,000
  13,000,000 New Jersey State, PA-265 Weekly VRDNs (Merrill Lynch Capital Services, Inc. LIQ)              13,000,000
  44,300,000 New Jersey State, Trust Receipts (Series 1998 FR/RI-A8) Weekly VRDNs (Bayerische
             Hypotheken-Und Wechsel-Bank AG LIQ)                                                           44,300,000
   4,950,000 Pennsauken Township, NJ (Series A, 1997), 4.00% BANs, 8/3/1998                                 4,950,026
   3,500,000 Springfield Township, NJ, 3.80% BANs, 3/5/1999                                                 3,502,991
             Total                                                                                        131,780,959
NEW YORK--1.8%
   1,430,000 Metropolitan Transportation Authority, New York, Trust Receipts (Series 1997 FR/RI-9)
             Weekly VRDNs (FGIC INS)/(Bank of New York, New York LIQ)                                       1,430,000
     500,000 New York City Municipal Water Finance Authority, Trust Receipts (Series 1997 FR/RI-6)
             Weekly VRDNs (MBIA INS)/(Bank of New York, New York LIQ)                                         500,000
  10,000,000 New York City Municipal Water Finance Authority, Trust Receipts (Series 1998 FR/RI-10)
             Weekly VRDNs (FSA INS)/(Bank of New York, New York LIQ)                                       10,000,000
  16,960,000 New York City Municipal Water Finance Authority, Trust Receipts (Series 1998 FR/RI-11)
             Weekly VRDNs (FSA INS)/(Bank of New York, New York LIQ)                                       16,960,000
  11,200,000 New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds
             (Series 1995 A) Daily VRDNs (FGIC INS)/(FGIC Securities Purchase, Inc. LIQ)                   11,200,000
  11,780,000 (b)New York State Dormitory Authority, PT-192, 3.75% TOBs (Cornell University)/(Banco
             Santander SA LIQ), Optional Tender 5/13/1999                                                  11,780,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
NEW YORK--CONTINUED
$    695,000 New York State Medical Care Facilities Finance Agency (Series 1992 B PT-100)
             DailyVRDNs (FHA INS)/(Credit Suisse First Boston LIQ)                                     $      695,000
   4,995,000 (b)New York State Mortgage Agency, PT-164, 3.675% TOBs (Banque Nationale de Paris LIQ),
             Optional Tender 3/18/1999                                                                      4,995,000
             Total                                                                                         57,560,000
NORTH CAROLINA--2.5%
   9,000,000 Clipper, NC Tax-Exempt Trust Weekly VRDNs (North Carolina State)/(State Street Bank
             and Trust Co. LIQ)                                                                             9,000,000
  15,000,000 Martin County, NC IFA (Series 1993) Weekly VRDNs (Weyerhaeuser Co.)                           15,000,000
   2,050,000 North Carolina Medical Care Commission, Revenue Bonds (Series 1993) Weekly VRDNs
             (Moses H. Cone Memorial)                                                                       2,050,000
  32,845,000 North Carolina State (Series 1998A) PA-342 Weekly VRDNs (Merrill Lynch Capital
             Services, Inc. LIQ)                                                                           32,845,000
  20,000,000 Wake County, NC Industrial Facilities & PCFA (Series 1990A), 3.70% CP (Carolina Power
             & Light Co.)/(First National Bank of Chicago LOC), Mandatory Tender 8/25/1998                 20,000,000
             Total                                                                                         78,895,000
OHIO--3.6%
   1,760,000 Akron, Bath & Copley, OH Joint Township Weekly VRDNs (Visiting Nurses)/(National City
             Bank, Ohio LOC)                                                                                1,760,000
  26,560,000 Banc One Capital Higher Education Tax-Exempt Income Trust (Series 2 Certificates of
             Ownership) Weekly VRDNs (Bank One, Kentucky LOC)                                              26,560,000
   2,000,000 Clark County, OH, Multifamily Housing Revenue Bonds (Series 1997) Weekly VRDNs (Ohio
             Masonic Home)/(Huntington National Bank, Columbus, OH LOC)                                     2,000,000
   3,400,000 Cuyahoga County, OH Hospital Authority (Series 1997D) Daily VRDNs
             (Cleveland Clinic)/(Bank of America NT and SA, San Francisco LIQ)                              3,400,000
   8,635,000 Cuyahoga County, OH Hospital Authority (Series 1998B) Weekly VRDNs
             (Cleveland Clinic)/(Chase Manhattan Bank N.A., New York LIQ)                                   8,635,000
   2,000,000 Cuyahoga County, OH Hospital Authority (Series C) Weekly VRDNs (Cleveland
             Clinic)/(Bank of America NT and SA, San Francisco LIQ)                                         2,000,000
     185,000 Franklin County, OH Hospital Facility Authority (Series 1992) Weekly VRDNs
             (Wesley Glenn, Inc.)/(Fifth Third Bank, Cincinnati LOC)                                          185,000
   8,910,000 Greene County, OH, Various Purpose Limited Tax General Obligation Certificates of
             Indebtedness (Series 1998C), 3.75% BANs, 3/25/1999                                             8,918,319
     215,000 Lucas County, OH, Hospital Improvement Revenue Weekly VRDNs (Sunshine Children's
             Home)/(National City Bank, Ohio LOC)                                                             215,000
   1,080,000 Mahoning County, OH, Housing Revenue Bonds (Series 1995) Weekly VRDNs (Copeland Oaks
             Project)/(Bank One, Ohio, N.A. LOC)                                                            1,080,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
OHIO--CONTINUED
$    770,000 Marion County, OH Hospital Authority (Series 1991) Weekly VRDNs (Marion County, OH
             Pooled Hospital Program)/(Bank One, Ohio, N.A. LOC)                                       $      770,000
     650,000 Montgomery County, OH IDA Weekly VRDNs (Center-Plex Venture)/(KeyBank, N.A. LOC)                 650,000
   1,835,000 Montgomery County, OH, Adjustable Rate Economic Development Revenue Refunding Bonds
             (Series 1997) Weekly VRDNs (Cross Country Inns, Inc.)/(Bank One, Ohio, N.A. LOC)               1,835,000
   4,720,000 Montgomery County, OH, Variable Rate Limited Obligation Revenue Bonds (Series 1996)
             Weekly VRDNs (Society of St. Vincent De Paul)/(National City Bank, Ohio LOC)                   4,720,000
   1,585,000 Montgomery, OH IDA Weekly VRDNs (Bethesda Two Limited Partnership)/(Huntington
             National Bank, Columbus, OH LOC)                                                               1,585,000
   5,000,000 New Albany, OH Community Authority, Adjustable Rate Multi-Purpose Infrastructure
             Improvement Bonds (Series A) Weekly VRDNs (Huntington National Bank, Columbus,OHLOC)           5,000,000
   1,000,000 Ohio State Air Quality Development Authority (Series 1988A) Weekly VRDNs
             (PPG Industries, Inc.)                                                                         1,000,000
  10,000,000 Ohio State Water Development Authority, Pollution Control Revenue Refunding Bonds
             (Series1997) Weekly VRDNs (Philip Morris Cos., Inc.)                                          10,000,000
  16,500,000 Ottawa County, OH, 4.00% BANs, 8/6/1999                                                       16,550,820
   5,560,000 Ottawa County, OH, Regional Water System Improvement, 4.10% BANs, 8/6/1998                     5,560,356
   1,900,000 Rickenbacker, OH Port Authority (Series 1992) Weekly VRDNs (Rickenbacker
             Holdings,Inc.)/(Bank One, Ohio, N.A. LOC)                                                      1,900,000
   8,295,000 Summit County, OH (Series A), 4.50% BANs, 6/3/1999                                             8,345,209
     950,000 Twinsburg, OH IDA Weekly VRDNs (Carl J. Massara Project)/(KeyBank, N.A. LOC)                     950,000
   1,795,000 Wayne County, OH, Health Care Facility Revenue Bonds (Series 1995) Weekly VRDNs
             (D & M Realty Project)/(Bank One, Ohio, N.A. LOC)                                              1,795,000
             Total                                                                                        115,414,704
OKLAHOMA--2.7%
  30,000,000 Oklahoma State Industrial Authority, Flexible Rate Hospital Revenue Bonds (Series
             1990B) Weekly VRDNs (Baptist Medical Center, OK)/(Morgan Guaranty Trust Co., New York
             LIQ)                                                                                          30,000,000
  47,175,000 Oklahoma State Industrial Authority, Health System Revenue Bonds (Series 1995A) Weekly
             VRDNs (Baptist Medical Center, OK)/(Morgan Guaranty Trust Co., New York LIQ)                  47,175,000
  10,940,000 Tulsa, OK International Airport, Variable Rate Certificates (Series 1997B-2) Weekly
             VRDNs (MBIA INS)/(Bank of America NT and SA, San Francisco LIQ)                               10,940,000
             Total                                                                                         88,115,000
OREGON--2.1%
   3,235,000 Clackamas County, OR HFA (Series 1984), 3.75% TOBs (Kaiser Permanente Medical Care
             Program), Optional Tender 10/1/1998                                                            3,235,000
  10,000,000 Multnomah County, OR School District (Series 1998), 4.25% TRANs, 6/30/1999                    10,052,786

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
OREGON--CONTINUED
$ 10,875,000 Oregon State (Series 73F) Weekly VRDNs (Morgan Guaranty Trust Co., New York LOC)          $   10,875,000
  30,000,000 Oregon State, Veteran's Welfare Bonds (Series 73E) Weekly VRDNs (Morgan Guaranty
             TrustCo., New York LOC)                                                                       30,000,000
  11,900,000 Oregon State, Veteran's Welfare Bonds (Series 73H) Weekly VRDNs (Morgan Guaranty
             TrustCo., New York LOC)                                                                       11,900,000
             Total                                                                                         66,062,786
PENNSYLVANIA--9.0%
   4,560,000 Allegheny County, PA IDA, Commercial Development Revenue Bonds (Series 1992) Weekly
             VRDNs (Eleven Parkway Center Associates)/(Mellon Bank N.A., Pittsburgh LOC)                    4,560,000
   4,250,000 Beaver County, PA IDA, PCR Refunding Bonds (1992 Series-E), 3.80% CP (Toledo Edison
             Co.)/(Toronto-Dominion Bank LOC), Mandatory Tender 12/1/1998                                   4,250,000
   5,100,000 Beaver County, PA IDA, PCR Refunding Bonds (1994 Series), 3.60% CP (Duquesne Light
             PowerCo.)/(Swiss Bank Corp., Basle LOC), Mandatory Tender 8/24/1998                            5,100,000
   3,000,000 Clinton County, PA, IDA Weekly VRDNs (Armstrong World Industries, Inc.)/(Mellon Bank
             N.A., Pittsburgh LOC)                                                                          3,000,000
   7,650,000 Commonwealth of Pennsylvania, PA-274 (1st Series of 1997) Weekly VRDNs
             (AMBACINS)/(Merrill Lynch Capital Services, Inc. LIQ)                                          7,650,000
   5,975,000 Commonwealth of Pennsylvania, Trust Receipts (Series 1998 FR/RI-A9) Weekly VRDNs (MBIA
             INS)/(Bayerische Hypotheken-Und Wechsel-Bank Ag LIQ)                                           5,975,000
   5,000,000 Cumberland County, PA Municipal Authority (Series 1994), 3.75% TOBs (United Methodist
             Homes for the Aging)/(PNC Bank, N.A. LOC), Optional Tender 6/1/1999                            5,000,000
   4,000,000 Dallastown Area School District, PA, G.O. Bonds (Series 1998) Weekly VRDNs (FGIC INS)/
             (FGIC Securities Purchase, Inc. LIQ)                                                           4,000,000
   7,500,000 Dauphin County, PA General Authority, (Education and Health Loan Program, Series 1997)
             Weekly VRDNs (AMBAC INS)/(Chase Manhattan Bank N.A., New York LIQ)                             7,500,000
   4,500,000 Dauphin County, PA General Authority (Series A of 1997) Weekly VRDNs (Allhealth Pooled
             Financing Program)/(FSA INS)/(Credit Suisse First Boston LIQ)                                  4,500,000
   3,900,000 Delaware County Authority, PA, Hospital Revenue Bonds (Series of 1996) Weekly VRDNs
             (Crozer-Chester Medical Center)/(KBC Bank N.V., Brussels LOC)                                  3,900,000
   9,000,000 Doylestown Hospital Authority, PA, Doylestown Hospital Revenue Bonds Weekly VRDNs
             (AMBAC INS)/(PNC Bank, N.A. LIQ)                                                               9,000,000
  10,000,000 East Hempfield Township, PA IDA (Series of 1997) Weekly VRDNs (Mennonite
             Home)/(Dauphin Deposit Bank and Trust LOC)                                                    10,000,000
   1,500,000 Easton Area School District, PA (Series 1997) Weekly VRDNs (FGIC INS)/(FGIC Securities
             Purchase, Inc. LIQ)                                                                            1,500,000
  12,000,000 Erie County, PA Hospital Authority Weekly VRDNs (St. Vincent Health System)/(Mellon
             BankN.A., Pittsburgh LOC)                                                                     12,000,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
PENNSYLVANIA--CONTINUED
$ 18,000,000 Lancaster County, PA Hospital Authority, Health Center Revenue Bonds (Series 1996)
             WeeklyVRDNs (Masonic Homes)                                                               $   18,000,000
   4,565,000 Lehigh County, PA General Purpose Authority, Revenue Bonds (Series 1990) Weekly VRDNs
             (Phoebe Terrace, Inc.)/(Corestates Bank N.A., Philadelphia, PA LOC)                            4,565,000
   4,875,000 Moon Township, PA IDA Weekly VRDNs (Airport Hotel Associates)/(National City,
             Pennsylvania LOC)                                                                              4,875,000
   2,150,000 New Castle, PA Area Hospital Authority (Series 1996) Weekly VRDNs (Jameson Memorial
             Hospital)/(FSA INS)/(PNC Bank, N.A. LIQ)                                                       2,150,000
   4,900,000 North Lebanon Township, PA, Municipal Authority Mortgage Bonds Weekly VRDNs
             (GraceCommunity, Inc.)/(Corestates Bank N.A., Philadelphia, PA LOC)                            4,900,000
   3,000,000 North Penn Health, Hospital and Education Authority, PA, Hospital Revenue Bonds
             (Series1998) Weekly VRDNs (North Penn Hospital, PA)/(First Union National Bank,
             Charlotte,N.C. LOC)                                                                            3,000,000
   2,500,000 Northampton County, PA Higher Education Authority, PA-176 Weekly VRDNs
             (MBIAINS)/(Merrill Lynch Capital Services, Inc. LIQ)                                           2,500,000
  18,705,000 Pennsylvania Housing Finance Authority, PT-119A (Series 1997-56C) Weekly VRDNs
             (CreditSuisse First Boston LIQ)                                                               18,705,000
   2,000,000 Pennsylvania State Higher Education Facilities Authority (Series B1), 4.50% TOBs
             (Allentown College of St. Francis de Sales)/(PNC Bank, N.A. LOC), Mandatory Tender
             11/1/1998                                                                                      2,003,047
   3,000,000 Pennsylvania State Higher Education Facilities Authority (Series B2), 4.50% TOBs
             (CarlowCollege)/(PNC Bank, N.A. LOC), Mandatory Tender 11/1/1998                               3,004,571
   3,245,000 (b)Pennsylvania State University, PT-157 (Series 1992), 3.75% TOBs (Rabobank
             Nederland, Utrecht LIQ), Optional Tender 1/14/1999                                             3,245,000
  33,900,000 Philadelphia, PA Gas Works (Series C), 3.60% CP (Canadian Imperial Bank of Commerce,
             Toronto LOC), Mandatory Tender 9/17/1998 33,900,000 6,870,000
   Philadelphia, PA IDA (Series 93) Weekly VRDNs (Sackett Development)/(Mellon
   Bank N.A.,
             Pittsburgh LOC)                                                                                6,870,000
  15,100,000 Philadelphia, PA Redevelopment Authority, Multi-Family Revenue Bonds (Series 1985)
             WeeklyVRDNs (Franklin Town Towers)/(Marine Midland Bank N.A., Buffalo, NY LOC)                15,100,000
  22,000,000 Philadelphia, PA School District (Series B), 4.25% TRANs (PNC Bank, N.A. LOC),
             6/30/1999                                                                                     22,120,082
  18,475,000 Philadelphia, PA Water & Wastewater System (Series 1997A) PT-1033 Weekly VRDNs (AMBAC
             INS)/(Merrill Lynch Capital Services, Inc. LOC)                                               18,475,000
  18,000,000 Philadelphia, PA, 4.25% TRANs, 6/30/1999                                                      18,097,320
   9,800,000 Sayre, PA, Health Care Facilities Authority Weekly VRDNs (VHA of Pennsylvania)/
             (AMBAC INS)/(Mellon Bank N.A., Pittsburgh LIQ)                                                 9,800,000
   6,000,000 Sayre, PA, Health Care Facilities Authority (Series F) Weekly VRDNs
             (VHA of Pennsylvania)/(AMBAC INS)/(Mellon Bank N.A., Pittsburgh LIQ)                           6,000,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
PENNSYLVANIA--CONTINUED
$  4,125,000 Washington County, PA Authority Weekly VRDNs (Eye & Ear Hospital)/(PNC Bank, N.A. LOC)    $    4,125,000
             Total                                                                                        289,370,020
PUERTO RICO--0.2%
   7,500,000 Commonwealth of Puerto Rico, Municipal Securities Trust Receipts (Series 1998-CMC4)
             Weekly VRDNs (MBIA INS)/(Chase Manhattan Corp. LIQ)                                            7,500,000
TENNESSEE--2.2%
  25,000,000 Chattanooga, TN HEFA Weekly VRDNs (McCallie School)/(SunTrust Bank, Atlanta LOC)              25,000,000
   6,100,000 Chattanooga, TN HEFA Weekly VRDNs (Sisken Hospital)/(Nationsbank of Tennessee LOC)             6,100,000
   1,800,000 Jackson County, TN IDB (Series B) Daily VRDNs (Esselte AB)/(Bank of America Illinois
             LOC)                                                                                           1,800,000
   5,600,000 Knox County, TN Health Education & Housing Facilities Board, Adjustable Rate Hospital
             Facilities Revenue Bonds (Series 1996A) Weekly VRDNs (Mercy Health Systems)/
             (Credit Suisse First Boston LIQ)                                                               5,600,000
   5,150,000 Maury County, TN HEFA (Series 1996E) Weekly VRDNs (Southern Healthcare Systems,
             Inc.)/(Bank One, Texas N.A. LOC)                                                               5,150,000
   8,775,000 Memphis, TN Center City Revenue Finance Corp. (Series 1996A) Weekly VRDNs
             (SouthBluffs)/(National Bank of Commerce, Memphis, TN LOC)                                     8,775,000
   2,700,000 Memphis, TN, General Improvement Refunding Bonds (Series 1995A) Weekly VRDNs
             (Westdeutsche Landesbank Girozentrale LOC)                                                     2,700,000
   1,700,000 Metropolitan Government Nashville & Davidson County, TN HEFA (Series 1996)
             WeeklyVRDNs (Dede Wallace Center Project)/(SunTrust Bank, Nashville LOC)                       1,700,000
   4,080,000 Metropolitan Government Nashville & Davidson County, TN HEFA, Educational Facilities
             Revenue Bonds (Series 1997) Weekly VRDNs (Belmont University Project)/
             (SunTrust Bank, Nashville LOC)                                                                 4,080,000
   3,000,000 Montgomery Co, TN Public Building Authority, Pooled Financing Revenue Bonds (Series
             1996) Weekly VRDNs (Montgomery County Loan)/(Nationsbank, N.A., Charlotte LOC)                 3,000,000
   2,700,000 Roane, TN IDB, (Series 1982) Monthly VRDNs (Fortafil Fibers, Inc. Project)/(ABN AMRO
             Bank N.V., Amsterdam LOC)                                                                      2,700,000
   3,500,000 Sevier County, TN Public Building Authority, Local Government Public Improvement Bonds
             (Series II-G-3) Weekly VRDNs (Maryville, TN)/(AMBAC INS)/(KBC Bank
   N.V., Brussels LIQ) 3,500,000 1,825,000 Washington County, TN IDB, Revenue
   Refunding Bonds (Series 1996) Weekly VRDNs
             (Springbrook Properties Project)/(SunTrust Bank, Nashville LOC)                                1,825,000
             Total                                                                                         71,930,000
TEXAS--3.9%
   8,950,000 Aldine, TX Independent School District (Series 1997) SGB-29 Weekly VRDNs
             (TexasPermanent School Fund Guarantee Program GTD)/(Societe Generale, Paris LIQ)               8,950,000
  10,890,000 Aldine, TX Independent School District (Series 1997) SGB-30 Weekly VRDNs
             (TexasPermanent School Fund Guarantee Program GTD)/(Societe Generale, Paris LIQ)              10,890,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
TEXAS--CONTINUED
$ 16,800,000 Austin, TX Utilities System (Series 1997) PT-127 Weekly VRDNs (FSA INS)/(Merrill Lynch
             Capital Services, Inc. LIQ)                                                               $   16,800,000
   3,330,000 Dallas, TX (Series C), 3.70% TOBs, Optional Tender 6/15/1999                                   3,330,000
     400,000 Grapevine, TX, IDC, SimuFlite Training International Project (Series 1993) Weekly
             VRDNs (Southern Air Transport, Inc.)/(Bank of Montreal LOC)                                      400,000
     600,000 Harris County, TX HFDC, Hospital Revenue Bonds (Series 1997) Daily VRDNs
             (MethodistHospital, Harris County, TX)                                                           600,000
  19,140,000 Hurst-Euless-Bedford, TX Independent School District, PT-1050 Weekly VRDNs (Texas
             Permanent School Fund Guarantee Program GTD)/(Merrill Lynch Capital Services, Inc.
             LIQ)                                                                                          19,140,000
   1,620,000 North Richland Hills, TX IDC Weekly VRDNs (Tecnol, Inc.)/(Nationsbank, N.A., Charlotte
             LOC)                                                                                           1,620,000
  18,000,000 Plano ISD, TX, Variable Rate Unlimited Tax School Building Bonds (Series 1997), 3.55%
             TOBs (Texas Permanent School Fund Guarantee Program GTD)/(Union Bank of Switzerland,
             ZurichLIQ), Mandatory Tender 8/10/1998                                                        18,000,000
   4,970,000 TX Pooled Tax Exempt Trust, Certificates of Participation (Series 1996) Weekly VRDNs
             (Bank One, Texas N.A. LOC)                                                                     4,970,000
  33,745,000 Texas Small Business Industrial Development Corp. (Series 1986) Weekly VRDNs
             (TexasPublic Facilities Capital Access Program)/(KBC Bank N.V., Brussels LOC)                 33,745,000
   8,500,000 Texas State (Series A), 4.75% TRANs, 8/31/1998                                                 8,506,117
             Total                                                                                        126,951,117
VERMONT--0.0%
   1,000,000 Vermont Educational and Health Buildings Financing Agency (Series 1995A) Weekly VRDNs
            (KeyBank, N.A. LOC)                                                                             1,000,000
VIRGINIA--0.7%
   6,420,000 Alexandria, VA Redevelopment and Housing Authority (Series 1996A) Weekly VRDNs (Glebe
             Park Apartments Project)/(KBC Bank N.V., Brussels LOC)                                         6,420,000
   3,800,000 Arlington County, VA Weekly VRDNs (Ballston Public Parking)/(Citibank NA, New York
             LOC)                                                                                           3,800,000
   4,000,000 Fairfax County, VA EDA (Series 1995) Weekly VRDNs (American Society of Civil Engineers
             Foundation, Inc. Project)/(Mellon Bank N.A., Pittsburgh LOC)                                   4,000,000
   9,600,000 York County, VA IDA (Series 1985), 3.70% CP (Virginia Electric Power Co.), Mandatory
             Tender10/16/1998                                                                               9,600,000
             Total                                                                                         23,820,000
WASHINGTON--0.1%
   2,200,000 Port of Seattle, WA, IDR Bonds (Series 1985) Weekly VRDNs (Douglas
Management Co.
             Project)/(Mellon Bank N.A., Pittsburgh LOC)                                                    2,200,000
   1,935,000 Washington State Housing Finance Commission (1997 Series 5N-S), 3.85% TOBs, Mandatory
             Tender 12/15/1998                                                                              1,935,000
             Total                                                                                          4,135,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
WEST VIRGINIA--0.3%
$  7,870,000 Cabell County Commission, WV, Life Care Facilities Multi-Option Revenue Bonds (Series
             1995) Weekly VRDNs (Foster Foundation)/(Huntington National Bank, Columbus, OH LOC)       $    7,870,000
   3,000,000 Marshall County, WV, PCR (Series 1992) Weekly VRDNs (PPG Industries, Inc.)                     3,000,000
             Total                                                                                         10,870,000
WISCONSIN--2.4%
   1,800,000 Appleton, WI Area School District, 4.05% BANs, 11/10/1998                                      1,800,372
   3,250,000 Hancock, WI, Industrial Development Revenue Refunding Bonds (Series 1996) Weekly VRDNs
             (Ore-Ida Foods, Inc.)/(Heinz (H.J.) Co. GTD)                                                   3,250,000
   5,175,000 Kettle Moraine, WI School District, 4.10% TRANs, 8/31/1998                                     5,175,656
   6,700,000 Menomonee Falls, WI School District, 4.10% TRANs, 8/28/1998                                    6,700,714
  28,100,000 Milwaukee, WI, Trust Receipts (Series 1998) Daily VRDNs (National Westminster Bank,
             PLC, London LIQ)                                                                              28,100,000
   7,900,000 New Berlin, WI, 4.10% TRANs, 8/27/1998                                                         7,901,199
   3,750,000 Verona, WI Area School District, 3.95% TRANs, 8/26/1998                                        3,750,048
  21,590,000 Wisconsin Health and Educational Facilities Authority, MERLOTs (Series 1997B)
             WeeklyVRDNs (Sinai Samaritan Medical Center, Inc.)/(MBIA INS)/(Corestates Bank N.A.,
             Philadelphia, PA LIQ)                                                                         21,590,000
             Total                                                                                         78,267,989
WYOMING--0.1%
   2,235,000 Douglas, WY, IDR Bonds, 3.80% TOBs (Safeway, Inc.)/(Bankers Trust Co., New York LOC),
             Mandatory Tender 12/1/1998                                                                     2,235,000
   1,125,000 Natrona County, WY, Hospital Revenue, 5.525% TOBs (Grainger (W.W.), Inc.), Optional
             Tender 12/1/1998                                                                               1,125,000
             Total                                                                                          3,360,000
             TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                                  $3,261,320,015


(a) The Fund invests in securities rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's highest rating category is determined without regard for sub- categories and gradations. For example, securities rated SP-1+ or SP-1 by Standard & Poor's, MIG-1 or VMIG-1 by Moody's Investors Service, Inc., or F-1+ or F-1 by Fitch IBCA, Inc. are all considered rated in the highest short-term rating category. Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First Tier security. At July 31, 1998, the portfolio securities were rated as follows:

  Tier Rating Based on Total Market Value (Unaudited)

FIRST TIER     SECOND TIER
  100.0%            0%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At July 31, 1998, these securities amounted to $153,178,020 which represents 4.8% of net assets.

(c) Cost for federal tax purposes $3,261,457,294.

Note: The categories of investments are shown as a percentage of net assets

($3,220,286,184) at July 31, 1998.

The following acronyms are used throughout this portfolio:

AMBAC --American Municipal Bond Assurance Corporation BANs --Bond Anticipation Notes CAPMAC--Capital Municipal Assurance Corporation COL --Collateralized CP --Commercial Paper EDA --Economic Development Authority EDC --Economic Development Commission EDR --Economic Development Revenue FGIC --Financial Guaranty Insurance Company FHA --Federal Housing Administration FSA --Financial Security Assurance GNMA --Government National Mortgage Association GO --General Obligation GTD --Guaranty HEFA --Health and Education Facilities Authority HFA --Housing Finance Authority HFDC --Health Facility Development Corporation IDA --Industrial Development Authority IDB --Industrial Development Bond IDC --Industrial Development Corporation IDR --Industrial Development Revenue IFA --Industrial Finance Authority INS --Insured ISD --Independent School District LIQ --Liquidity Agreement LOCs --Letter(s) of Credit LOC --Letter of Credit LP --Limited Partnership MBIA --Municipal Bond Investors Assurance PCR --Pollution Control Revenue PLC --Public Limited Company PRF --Prerefunded RANs --Revenue Anticipation Notes SA --Support Agreement TANs --Tax Anticipation Notes TOBs --Tender Option Bonds TRANs --Tax and Revenue Anticipation Notes UT --Unlimited Tax VHA --Veterans Housing Administration VRDNs --Variable Rate Demand Notes


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

TAX-FREE OBLIGATIONS FUND

JULY 31, 1998

ASSETS:
Total investments in securities, at amortized cost and value (tax cost $3,261,457,294)             $3,261,320,015
Cash                                                                                                    2,204,877
Income receivable                                                                                      22,125,232
Prepaid expenses                                                                                          110,018
Total assets                                                                                        3,285,760,142
LIABILITIES:
Payable for investments purchased                                                      $57,429,740
Payable for shares redeemed                                                                562,493
Income distribution payable                                                              7,023,164
Accrued expenses                                                                           458,561
Total liabilities                                                                                      65,473,958
NET ASSETS for 3,220,252,875 shares outstanding                                                    $3,220,286,184
NET ASSETS CONSIST OF:
Paid in capital                                                                                    $3,220,252,875
Undistributed net investment income                                                                        (6,573)
Accumulated net realized gain on investments                                                               39,882
Total net assets                                                                                   $3,220,286,184
NET ASSETS VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$2,279,769,954 / 2,279,756,872 shares outstanding                                                           $1.00
INSTITUTIONAL SERVICE SHARES:
$940,516,230 / 940,496,003 shares outstanding                                                               $1.00


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

TAX-FREE OBLIGATIONS FUND

YEAR ENDED JULY 31, 1998

INVESTMENT INCOME:
Interest                                                                           $94,553,456
EXPENSES:
Investment advisory fee $ 5,174,140 Administrative personnel and services fee
1,951,404 Custodian fees 1,923 Transfer and dividend disbursing agent fees and expenses 72,461 Directors'/Trustees' fees 17,746 Auditing fees 13,842 Legal fees
32,982 Portfolio accounting fees 230,793 Shareholder services fee--Institutional
Shares 4,610,695 Shareholder services fee--Institutional Service Shares
1,856,980 Share registration costs 249,291 Printing and postage 76,487 Insurance premiums 113,779 Taxes 12 Miscellaneous 15,006 Total expenses 14,417,541 Waivers
-- Waiver of investment advisory fee $(2,661,895) Waiver of shareholder services fee--Institutional Shares (4,610,695) Total waivers (7,272,590) Net expenses
7,144,951 Net investment income 87,408,505 Net realized gain on investments
131,365 Change in net assets resulting from operations $87,539,870


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

TAX-FREE OBLIGATIONS FUND

                                                                                               Year Ended July31,
                                                                                            1998               1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                                 $     87,408,505  $     72,319,761
Net realized gain (loss) on investments ($145,964 net gain and $107,581 net loss,
respectively, as computed for federal income tax purposes)                                     131,365            (9,927)
Change in net assets resulting from operations                                              87,539,870        72,309,834
DISTRUBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Institutional Shares                                                                       (63,605,236)      (56,940,629)
Institutional Service Shares                                                               (23,803,270)      (15,379,132)
Change in net assets resulting from distributions to shareholders                          (87,408,506)      (72,319,761)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                                            16,237,569,274    12,978,635,504
Net asset value of shares issued to shareholders in payment of distributions declared       12,646,067         9,465,909
Cost of shares redeemed                                                                (15,092,223,527)  (12,847,315,602)
Change in net assets resulting from share transactions                                   1,157,991,814       140,785,811
Change in net assets                                                                     1,158,123,178       140,775,884
NET ASSETS:
Beginning of period                                                                      2,062,163,006     1,921,387,122
End of period (including undistributed net investment income of
$0 and $24,515, respectively)                                                         $  3,220,286,184  $  2,062,163,006


(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

TAX-FREE OBLIGATIONS FUND

JULY 31, 1998

ORGANIZATION

Money Market Obligations Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Tax-Free Obligations Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide dividend income exempt from federal regular income tax consistent with stability of principal.

The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book/tax treatments of partnerships. The following reclassifications have been made to the financial statements.

INCREASE (DECREASE)
ACCUMULATED       UNDISTRIBUTED NET
NET REALIZED         INVESTMENT
 GAIN/LOSS             INCOME
  $31,087            $(31,087)


Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At July 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $17,686, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2005

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at July 31, 1998, is as follows:

SECURITY                                                       ACQUISITION DATE  ACQUISITION COST
Alaska International Airports System, (Series 1998A)               7/22/1998      $14,333,176
Alaska State Housing Finance Corp., PT-202                         6/26/1998        7,205,000
Bibb County, GA, PT-199                                            6/19/1998        8,000,000
California Community College Financing Authority,
Trust Receipts (Series 1998 FR/RI-A24)                             7/16/1998       20,000,000
Illinois Development Finance Authority, PT-131 (Series 1995A)      10/2/1997        6,000,000
Los Angeles County, CA Unified School District,
Trust Receipts, FR/RI-A26                                           7/1/1998       53,800,000
Maryland State Community Development Administration, (Series 1997) 1/13/1998       23,820,000
New York State Dormitory Authority, PT-192                          6/5/1998       11,780,000
New York State Mortgage Agency, PT-164                             3/25/1998        4,995,000
Pennsylvania State University, PT-157 (Series 1992)                1/29/1998        3,245,000


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At July 31, 1998, capital paid-in aggregated $3,220,252,875.

Transactions in shares were as follows:

                                                                          YEAR ENDED JULY 31,
                                                                         1998             1997
INSTITUTIONAL SHARES
Shares sold                                                          12,763,472,990   11,143,842,232
Shares issued to shareholders in payment of distributions declared        8,791,413        7,389,962
Shares redeemed                                                     (11,966,763,689) (11,192,024,289)
Net change resulting from Institutional Share transactions              805,500,714      (40,792,095)
                                                                          YEAR ENDED JULY 31,
                                                                         1998             1997
INSTITUTIONAL SERVICE SHARE
Shares sold                                                          3,474,096,284     1,834,793,272
Shares issued to shareholders in payment of distributions declared       3,854,654         2,075,947
Shares redeemed  (3,125,459,838) (1,655,291,313)
Net change resulting from Institutional Service Share transactions      52,491,100       181,577,906
Net change resulting from share transactions                         1,157,991,814       140,785,811


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

Fserv, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended July 31, 1998, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $5,316,380,000 and $4,618,988,437, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MONEY MARKET OBLIGATIONS TRUST
(Tax-Free Obligations Fund):

We have audited the accompanying statement of assets and liabilities of Tax-Free Obligations Fund (an investment portfolio of Money Market Obligations Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of July 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Obligations Fund (an investment portfolio of Money Market Obligations Trust) as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP
Pittsburgh, Pennsylvania
September 25, 1998

Tax-Free
Obligations Fund

(A Portfolio of Money Market Obligations Trust)

Institutional Shares



PROSPECTUS
SEPTEMBER 30, 1998



An Open-End Management
Investment Company

TAX-FREE
OBLIGATIONS FUND
INSTITUTIONAL SHARES



Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000



DISTRIBUTOR



Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779



INVESTMENT ADVISER



Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779



CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors

Cusip 60934N401

9110207A-IS (9/98)






Tax-Free Obligations Fund

(A Portfolio of Money Market Obligations Trust)
Institutional Service Shares

PROSPECTUS

The Institutional Service Shares of Tax-Free Obligations Fund (the "Fund") offered by this prospectus represent interests in a port-folio of Money Market Obligations Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term municipal securities to provide dividend income exempt from federal regular income tax consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information dated September 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



PROSPECTUS DATED SEPTEMBER 30, 1998



TABLE OF CONTENTS

Summary of Fund Expenses   1

Financial Highlights-Institutional Service Shares   2

General Information   3

Year 2000 Statement   3

Investment Information   3

Investment Objective   3

Investment Policies   3

Municipal Securities   5

Investment Risks   5

Investment Limitations   5

Fund Information   6

Management of the Fund   6

Distribution of Institutional Service Shares    6

Administration of the Fund   7

Net Asset Value   7

How to Purchase Shares   7

Purchasing Shares by Wire   7

Purchasing Shares by Check   8

Invest-by-Phone   8

How to Redeem Shares   8

Redeeming Shares by Telephone   8

Redeeming Shares by Mail   8

Account and Share Information   9

Dividends   9

Capital Gains   9

Account Activity   9

Accounts with Low Balances   9

Voting Rights   9

Tax Information   9

Federal Income Tax   9

State and Local Taxes   10

Other Classes of Shares   10

Performance Information   10

Last Meeting of Shareholders   11

Financial Highlights-Institutional Shares   12

Financial Statements  13

Report of Independent Public Accountants   43



SUMMARY OF FUND EXPENSES


                                  INSTITUTIONAL SERVICE SHARES
                                SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)              None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of
 offering price)                                                                           None
Contingent Deferred Sales Charge (as a percentage of original purchase
 price or redemption proceeds, as applicable)                                              None
Redemption Fee (as a percentage of amount redeemed, if applicable)                         None
Exchange Fee                                                                               None
                                  ANNUAL OPERATING EXPENSE
                           (As a percentage of average net asset)
Management Fee (after waiver)(1)                                                           0.10%
12b-1 Fee                                                                                  None
Total Other Expenses                                                                       0.35%
Shareholder Services Fee                                                            0.25%
Total Operating Expenses(2)                                                                0.45%




 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.

 (2) The total operating expenses would have been 0.55% absent the voluntary waiver of a portion of the management fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Trust Information" and "How to Purchase Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.



EXAMPLE
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and
(2) redemption at the end of each time period.
1 Year                                                                $ 5
3 Years                                                               $14
5 Years                                                               $25
10 Years                                                              $57




THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS-INSTITUTIONAL SERVICE SHARES

TAX-FREE OBLIGATIONS FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 43.

                                                      YEAR ENDED JULY 31,
                                           1998        1997     1996      1995    1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                        0.03      0.03      0.03      0.03    0.002
LESS DISTRIBUTIONS
Distributions from net investment income    (0.03)    (0.03)    (0.03)    (0.03)  (0.002)
NET ASSET VALUE, END OF PERIOD             $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
TOTAL RETURN(B)                              3.25%     3.24%     3.29%     3.39%    0.18%
RATIOS TO AVERAGE NET ASSETS
Expenses                                     0.45%     0.45%     0.45%     0.45%    0.39%*
Net investment income                        3.20%     3.19%     3.22%     3.48%    3.04%*
Expense waiver/reimbursement(c)              0.10%     0.10%     0.11%     0.14%    0.15%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)  $940,516  $587,983  $406,408  $252,016  $25,148



 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 5, 1994 (date of initial public investment) to July 31, 1994.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)



GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 3, 1988. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has established two classes of shares known as Institutional Service Shares and Institutional Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for financial institutions, financial intermediaries, and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing primarily in short-term municipal securities. The Fund may not be a suitable investment for retirement plans because it invests in municipal securities. A minimum initial investment of $1,000,000 over a one-year period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.



YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator, and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing, and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.




INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide dividend income exempt from federal regular income tax consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax ("Municipal Securities"). Examples of Municipal Securities include, but are not limited to:

* tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

* bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

* municipal commercial paper and other short-term notes;

* variable rate demand notes;

* municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

* participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities, and, as a matter of fundamental investment policy which cannot be changed without shareholder approval, will limit such investments to 10% of its net assets. This restriction is not applicable to restricted securities determined to be liquid under criteria established by the Trustees. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. As a matter of non-fundamental investment policy, the Fund will limit investments in illiquid securities including restricted securities not determined to be liquid, and non-negotiable time deposits, to 10% of its net assets.

TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Municipal Securities is subject to the federal alternative minimum tax.

MUNICIPAL SECURITIES

Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. The Fund's concentration in Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.


FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND



Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trust ees of which are John
F. Donahue, Chairman and Director of Federated Inves tors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across ^ore than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employ ees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.



Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES



Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.



SHAREHOLDER SERVICES



The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. specified below:


Maximum              Average Aggregate
  Fee                 Daily Net Assets
 0.150%           on the first $250 million
 0.125%            on the next $250 million
 0.100%            on the next $250 million
 0.075%        on assets in excess of $750 million



The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.


NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 12:00 noon, 3:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.




HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE



Shares may be purchased by Federal Reserve wire by calling the Fund before 3:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Tax-Free Obligations Fund - Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK



Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Tax-Free Obligations Fund - Institutional Service Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.



INVEST-BY-PHONE

Once an account has been opened, a shareholder may use Invest-by-Phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House. The shareholder's bank, which must be an Automated Clearing House member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.


HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE



Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received after 12:00 noon (Eastern time). Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266- 8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.


ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS



The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net capital gains at least once every 12 months.

ACCOUNT ACTIVITY

Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.



As of September 3, 1998, Naidot & Co. organized in the state of New Jersey owned 34.90% of the voting securities of the Institutional Service Shares of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.




TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.


STATE AND LOCAL TAXES


Because interest received by the Fund may not be exempt from all state and local income taxes, shareholders may be required to pay state and local taxes on dividends received from the Fund. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.




OTHER CLASSES OF SHARES



The Fund also offers another class of shares. Institutional Shares are sold at net asset value primarily to entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries, and institutional investors and are subject to a minimum initial investment of $1,000,000.

Both classes are subject to certain of the same expenses. Institutional Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.



Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.




LAST MEETING OF SHAREHOLDERS

A Special Meeting of Trust shareholders was held on April 23, 1998. On February 24, 1998, the record date for shareholders voting at the meeting, there were 28,912,813,604 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1: To elect Trustees.*


                                  SHARES VOTED FOR         SHARES WITHHELD AUTHORITY
Thomas G Bigley                     17,186,131,753                91,735,736
John T. Conroy, Jr.                 17,186,450,467                91,417,022
Peter E. Madden                     17,187,792,175                90,075,314
John E. Murray, Jr., J.D., S.J.D.   17,187,671,030                90,196,459




 * The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, William J. Copeland, J. Christopher Donahue, James E. Dowd, Esq., Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Esq., Wesley W. Posvar, and Marjorie P. Smuts.




FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

TAX-FREE OBLIGATIONS FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 43.

                                                                   YEAR ENDED JULY 31,
                              1998         1997        1996        1995      1994      1993      1992      1991      1990(a)
NET ASSET VALUE,
BEGINNING OF PERIOD          $ 1.00      $ 1.00      $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT
OPERATIONS
Net investment income          0.03        0.03        0.03        0.04      0.02      0.03      0.04      0.05      0.04
LESS DISTRIBUTIONS
Distributions from
net investment income         (0.03)      (0.03)      (0.03)      (0.04)    (0.02)    (0.03)    (0.04)    (0.05)    (0.04)
NET ASSET VALUE,
END OF PERIOD                $ 1.00      $ 1.00      $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
TOTAL RETURN(B)                3.50%       3.49%       3.55%       3.64%     2.45%     2.54%     3.73%     5.13%     3.70%
RATIOS TO AVERAGE
NET ASSETS
Expenses                       0.20%       0.20%       0.20%       0.20%     0.20%     0.20%     0.20%     0.20%     0.20%*
Net investment income          3.45%       3.43%       3.46%       3.62%     2.41%     2.49%     3.58%     4.93%     5.75%*
Expense waiver/
reimbursement(c)               0.35%       0.35%       0.36%       0.39%     0.15%     0.14%     0.17%     0.26%     0.21%*
SUPPLEMENTAL DATA
Net assets, end of
period (000 omitted)     $2,279,770  $1,474,180  $1,514,979  $1,295,458  $789,755  $454,119  $308,855  $165,669  $145,552



 * Computed on an annualized basis.

 (a) Reflects operations for the period from December 12, 1989 (date of initial public investment) to July 31, 1990.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


PORTFOLIO OF INVESTMENTS

TAX-FREE OBLIGATIONS FUND

JULY 31, 1998

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--101.3%
ALABAMA--4.1%
 $ 3,770,000 Alabama HFA, 1995 (Series E) Weekly VRDNs (Royal Gardens Apartments
             Project)/(SouthTrust Bank of Alabama, Birmingham LOC)                                     $    3,770,000
   7,215,000 Anniston, AL, IDB (Series 1989-A) Weekly VRDNs (Union Foundry Co.)/(Amsouth Bank N.A.,
             Birmingham LOC)                                                                                7,215,000
   3,650,000 Arab, AL IDB, (Series 1989) Weekly VRDNs (SCI Manufacturing, Inc.)/(Bank of Tokyo-
             Mitsubishi Ltd. LOC)                                                                           3,650,000
   1,100,000 Arab, AL IDB, Revenue Refunding Bonds (Series 1989) Weekly VRDNs (SCI Manufacturing,
             Inc.)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                                                      1,100,000
   5,000,000 Birmingham, AL IDA, Revenue Refunding Bonds Weekly VRDNs
             (S.P. Hotel Company)/(Amsouth Bank N.A., Birmingham LOC)                                       5,000,000
   3,500,000 Birmingham, AL Medical Clinic Board, Medical Clinic Revenue Bonds (Series 1996)
             WeeklyVRDNs (St. Martin's In The Pines)/(Regions Bank, Alabama LOC)                            3,500,000
   2,995,000 Birmingham, AL Special Care Facilities Financing Authority, Capital Improvement
             Revenue Bonds (Series 1995) Weekly VRDNs (Methodist Home for the Aging
             (AL))/(SouthTrust Bank of Alabama, Birmingham LOC)                                             2,995,000
  15,910,000 Columbia, AL IDB, CDC Municipal Products, Inc. (Series 1997I) Weekly VRDNs (Alabama
             Power Co.)/(AMBAC INS)/(CDC Municipal Products, Inc. LIQ)                                     15,910,000
   3,000,000 Decatur, AL IDB, Revenue Refunding Bonds (Series 1993) Weekly VRDNs (Allied-Signal,
             Inc.)                                                                                          3,000,000
   3,300,000 Homewood, AL IDA Weekly VRDNs (Mountain Brook Inn (Homewood AL))/(SouthTrust Bank of
             Alabama, Birmingham LOC)                                                                       3,300,000
   4,000,000 Hoover, AL Board of Education, Warrant Anticipation Notes (Series 1998-A), 3.80% BANs,
             2/1/1999                                                                                       4,000,000
   1,406,000 Irondale, AL IDB, Revenue Bonds (Series 1989) Weekly VRDNs (Collateral Mortgage,
             Ltd.)/(SouthTrust Bank of Alabama, Birmingham LOC)                                             1,406,000
   8,500,000 Jefferson County, AL, GO Warrants (Series 1996) Weekly VRDNs (Bayerische Landesbank
             Girozentrale LOC)                                                                              8,500,000
   2,260,000 Madison, AL IDA (Series A) Weekly VRDNs (Executive Inn)/(Amsouth Bank N.A.,
             BirminghamLOC)                                                                                 2,260,000
   6,690,000 Marshall County, AL, Special Obligation School Refunding Warrant (Series 1994)
             WeeklyVRDNs (Marshall County, AL Board of Education)/(Regions Bank, Alabama LOC)               6,690,000
   2,500,000 Mobile, AL IDA Weekly VRDNs (McRae's Industries, Inc.)/(Nationsbank, N.A., Charlotte
             LOC)                                                                                           2,500,000
     500,000 Mobile, AL IDB, PCR (Series 1993A) Weekly VRDNs (Alabama Power Co.)/
             (Alabama Power Co. GTD)                                                                          500,000
  10,000,000 Mobile, AL IDB, PCR (Series 1993B) Weekly VRDNs (Alabama Power Co.)/
             (Alabama Power Co. GTD)                                                                       10,000,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
ALABAMA--CONTINUED
$  1,000,000 Mobile, AL IDB, Pollution Control Refunding Revenue Bonds (Series 1992) Weekly VRDNs
             (AirProducts & Chemicals, Inc.)/(Air Products & Chemicals, Inc. GTD)                      $    1,000,000
     400,000 Montgomery, AL IDB, (Series 1988A) Weekly VRDNs (Smith
Industries)/(SunTrust Bank,
             Atlanta LOC)                                                                                     400,000
  24,500,000 Montgomery, AL IDB Pollution Control & Solid Disposal Revenue, 3.65% CP
             (General Electric Co.), Mandatory Tender 8/5/1998                                             24,500,000
  14,995,000 The Board of Trustees of the University of Alabama (Series A) Weekly VRDNs
             (Bank of America NT and SA, San Francisco LIQ)                                                14,995,000
   1,290,000 Tuscaloosa County, AL Port Authority (Series 1989A) Weekly VRDNs
             (Capstone Hotel Ltd.)/(SouthTrust Bank of Alabama, Birmingham LOC)                             1,290,000
     730,000 Tuscaloosa, AL IDB, Revenue Refunding Bonds (Series 1994) Weekly VRDNs
             (Harco, Inc.)/(Amsouth Bank N.A., Birmingham LOC)                                                730,000
   4,695,000 Vincent, AL IDB Weekly VRDNs (Headquarters Partnership Project)/(National Australia
             Bank,Ltd., Melbourne LOC)                                                                      4,695,000
             Total                                                                                        132,906,000
ALASKA--0.7%
  14,300,000 (b)Alaska International Airports System (Series 1998A), 4.36% BANs,
   4/1/1999 14,333,020 7,205,000 (b)Alaska State Housing Finance Corp., PT-202,
   3.70% TOBs (Bayerische Vereinsbank AG,
             Munich LIQ), Optional Tender 5/20/1999                                                         7,205,000
             Total                                                                                         21,538,020
ARIZONA--1.7%
   9,830,000 Apache County, AZ IDA, 1983 (Series A) Weekly VRDNs (Tucson Electric Power Co.)/
             (Toronto-Dominion Bank LOC)                                                                    9,830,000
   3,700,000 Arizona Health Facilities Authority Weekly VRDNs (University Physicians, Inc.)/(Bank
             One, Arizona N.A. LOC)                                                                         3,700,000
   6,350,000 Arizona Health Facilities Authority, Pooled Loan Program Revenue Bonds (Series 1985B)
             Weekly VRDNs (FGIC INS)/(Chase Manhattan Bank N.A., New York LIQ)
  6,350,000 13,060,000 Chandler, AZ IDA Weekly VRDNs (SMP II Limited
  Partnership)/(Bank One, Arizona N.A. LOC) 13,060,000
   3,700,000 Gila County, AZ IDA Weekly VRDNs (Cobre Valley Hospital)/(Bank One, Arizona N.A. LOC)          3,700,000
   5,330,000 Glendale, AZ IDA, Variable Rate Senior Living Facilities Revenue Bonds Weekly VRDNs
             (Friendship Retirement Corporation)/(Norwest Bank Minnesota, N.A. LOC)                         5,330,000
   3,500,000 Maricopa County, AZ Pollution Control Corp. (Series 1994F) Daily VRDNs (Arizona Public
             Service Co. - Palo Verde)/(Bank of America NT and SA, San Francisco LOC)                       3,500,000
   1,700,000 Pima County, AZ IDA Weekly VRDNs (Tucson Electric Power Co.)/
             (Toronto-Dominion Bank LOC)                                                                    1,700,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
ARIZONA--CONTINUED
$  7,810,000 Tolleson, AZ Municipal Finance Corporation, Revenue Refunding Bonds (Series of 1998)
             Weekly VRDNs (Citizens Utilities Co.)                                                     $    7,810,000
             Total                                                                                         54,980,000
ARKANSAS--0.1%
   2,000,000 Little Rock, AR Pulaski County School District (Series 1998), 4.25% TRANs, 12/30/1998          2,004,860
   1,000,000 Sheridan, AR IDA (Series A) Weekly VRDNs (H.H. Robertson Co.)/(PNC Bank, N.A. LOC)             1,000,000
             Total                                                                                          3,004,860
CALIFORNIA--7.3%
   6,000,000 Acalanes, CA Union High School District, 3.90% TRANs, 6/30/1999                                6,010,539
  20,000,000 (b)California Community College Financing Authority, Trust Receipts (Series 1998
             FR/RI-A24), 3.60% TOBs (FSA INS)/(Bank of New York, New York LIQ),
Optional Tender
             12/9/1998                                                                                     20,000,000
  51,175,000 (b)California Public Capital Improvements Financing Authority, Trust Receipts
             (Series 1996 FR-3) Weekly VRDNs (MBIA INS)/(Bank of New York, New York LIQ)                   51,175,000
  53,800,000 (b)Los Angeles County, CA Unified School District, Trust Receipts FR/RI-A26, 3.60%
             TOBs (Bank of New York, New York LIQ), Mandatory Tender 12/9/1998                             53,800,000
  25,000,000 Los Angeles County, CA (Series A), 4.50% TRANs, 6/30/1999                                     25,182,327
   9,600,000 Northern California Transmission Agency, Trust Receipts (Series 1998 FR/RI-16)
             WeeklyVRDNs (California-Oregon Transmission Project)/(MBIA INS)/(Bank of New York,
             New York LIQ)                                                                                  9,600,000
   2,575,000 Roseville, CA City School District, 4.45% TRANs, 9/10/1998                                     2,576,491
   2,780,000 Roseville, CA Joint Union High School District, 4.45% TRANs, 9/10/1998                         2,781,610
  36,000,000 San Diego, CA Area Local Governments, Trust Receipts (Series FR/RI-A25) Weekly VRDNs
             (Bank of New York, New York LIQ)                                                              36,000,000
   7,500,000 San Mateo, CA Union High School District, 3.90% TRANs, 6/30/1999                               7,513,174
   4,000,000 Santa Barbara County, CA Schools Financing Authority, 4.50% TRANs, 6/30/1999                   4,029,202
   9,575,000 Stanislaus County, CA Office of Education, 4.50% TRANs, 7/30/1999                              9,652,916
   5,000,000 Sunnyvale, CA Elementary School District, 3.90% TRANs, 6/30/1999                               5,008,782
             Total                                                                                        233,330,041
COLORADO--0.8%
   2,650,000 Denver (City & County), CO, 4.15% TOBs (Blake Street
Compendium)/(Norwest Bank
             Minnesota, N.A. LOC) 12/15/1998                                                                2,650,000
  13,660,000 Denver (City & County), CO, Merlot (Series 1997E) Weekly VRDNs (Department of Aviation
             Airport System)/(MBIA INS)/(Corestates Bank N.A., Philadelphia, PA LIQ)                       13,660,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
COLORADO--CONTINUED
$  9,000,000 Denver (City & County), CO, Trust Receipts (Series 1998 FR/RI-13) Weekly VRDNs
             (MBIA INS)/(Bank of New York, New York LIQ)                                               $    9,000,000
             Total                                                                                         25,310,000
CONNECTICUT--1.1%
   5,000,000 Connecticut State HEFA, (Series B) Weekly VRDNs (Edgehill)/(Paribas, Paris LOC)                5,000,000
  30,050,000 Connecticut State HEFA, (Series T-1) Weekly VRDNs (Yale University)                           30,050,000
             Total                                                                                         35,050,000
DISTRICT OF COLUMBIA--2.0%
   2,070,000 District of Columbia Housing Finance Agency, Multifamily Housing, 3.85% TOBs
             (ChastletonProject)/(Nationsbank, N.A., Charlotte LOC), Optional Tender 7/1/1999               2,070,000
   5,000,000 District of Columbia (Series 1998C), 5.00% TRANs (Union Bank of Switzerland, Zurich
             LOC), 9/30/1998                                                                                5,009,141
  14,400,000 District of Columbia (Series B), 4.50% TRANs (Morgan Guaranty Trust Co., New York and
             Union Bank of Switzerland, Zurich LOCs), 9/30/1998                                            14,414,337
   3,575,000 District of Columbia, Revenue Bonds (Series 1997B) Weekly VRDNs (Association of
             American Medical Colleges)/(AMBAC INS)/(Chase Manhattan Bank N.A., New York LIQ)               3,575,000
  39,850,000 District of Columbia, Trust Receipts (Series 1998 FR/RI-A14) Weekly VRDNs
             (MBIAINS)/(National Westminster Bank, PLC, London LIQ)                                        39,850,000
             Total                                                                                         64,918,478
FLORIDA--12.4%
  17,995,000 ABN AMRO MuniTOPS Certificates Trust 1998-8 Weekly VRDNs (Dade County, FL Water & Sewer
             System)/(FGIC INS)/(ABN AMRO Bank N.V., Amsterdam LIQ)                                        17,995,000
   2,950,000 Brevard County, FL Weekly VRDNs (Greywater Investments)/(Huntington National Bank,
             Columbus, OH LOC)                                                                              2,950,000
  18,500,000 Broward County, FL HFA, (Series 1985) Daily VRDNs (Landings of Inverrary)/(PNC Bank,
             N.A.LOC)                                                                                      18,500,000
   6,000,000 Broward County, FL HFA, (Series 1997) Weekly VRDNs (Jacaranda Village
             Apartments)/(Marine Midland Bank N.A., Buffalo, NY LOC)                                        6,000,000
   2,980,000 Broward County, FL Health Facility Authority, Revenue Bonds Weekly VRDNs (John Knox
             Village of Florida)/(First Union National Bank, Charlotte, N.C. LOC)                           2,980,000
  20,000,000 Collier County, FL School District, 4.00% RANs, 4/30/1999                                     20,031,534
   3,870,000 Dade County, FL IDA Weekly VRDNs (Futernick Associates, Inc.)/(First Union National
             Bank, Charlotte, N.C. LOC)                                                                     3,870,000
  49,900,000 Dade County, FL Water & Sewer System Weekly VRDNs (FGIC INS)/(Commerzbank AG, Frankfurt
             LIQ)                                                                                          49,900,000
      55,000 Eustis Health Facilities Authority, FL (Series 1985) Weekly VRDNs (Waterman Medical
             Center)/(SunTrust Bank, Central Florida LOC)                                                      55,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
FLORIDA--CONTINUED
$  9,730,000 Eustis Health Facilities Authority, FL, Health Facilities Revenue Bonds (Series 1992)
             Weekly VRDNs (Florida Hospital/Waterman, Inc. Project)/(SunTrust Bank, Central Florida
             LOC)                                                                                      $    9,730,000
   1,400,000 Florida HFA, (Series 1989 E) Weekly VRDNs (Fairmont Oaks Project)/(Comerica Bank,
             Detroit,MI LOC)                                                                                1,400,000
   7,000,000 Florida HFA, Multi-Family Housing Revenue Bonds (1985 Series SS) Weekly VRDNs
             (Woodlands Apartments)/(Northern Trust Co., Chicago, IL LOC)                                   7,000,000
   5,120,000 Florida State Board of Education Administration, (CR55), (Series 1989A), 3.55% TOBs
             (CitibankN.A., New York LIQ), Optional Tender 9/1/1998                                         5,120,000
  11,200,000 Florida State Department of Environmental Protection, PT-166 Weekly VRDNs
             (FSAINS)/(Banque Nationale de Paris LIQ)                                                      11,200,000
  10,450,000 Florida State Department of Environmental Protection, Trust Receipts FR/RI-A18
             (Series1998) Weekly VRDNs (FGIC INS)/(National Westminster Bank, PLC, London LIQ)             10,450,000
   5,860,000 Fort Lauderdale, FL Performing Arts Center Authority Weekly VRDNs (SunTrust Bank,
             CentralFlorida LOC)                                                                            5,860,000
   1,540,000 Fort Myers, FL, PA-180 (Series 1997A) Weekly VRDNs (AMBAC INS)/(Merrill Lynch Capital
             Services, Inc. LIQ)                                                                            1,540,000
  16,275,000 Gulf Breeze, FL, Variable Rate Demand Revenue Bonds (Series 1995A) Weekly VRDNs
             (Florida Municipal Bond Fund)/(Barnett Bank, N.A. LOC)                                        16,275,000
   2,650,000 Halifax Hospital Medical Center, FL, 4.00% TANs (Barnett Bank, N.A. LOC), 4/15/1999            2,656,287
  32,000,000 Highlands County, FL Health Facilities (Series 1996A Accounts Receivable) Weekly VRDNs
             (Adventist Health System)/(CapMAC Holdings, Inc. INS)/(First National Bank of Chicago
             LIQ)                                                                                          32,000,000
  17,500,000 Highlands County, FL Health Facilities (Series 1996B Accounts Receivable) Weekly VRDNs
             (Adventist Health System)/(CapMAC Holdings, Inc. INS)/(Canadian Imperial Bank of
             Commerce, Toronto LIQ)                                                                        17,500,000
  15,700,000 Highlands County, FL Health Facilities, Variable Rate Demand Revenue Bonds (Series
             1996A) Weekly VRDNs (Adventist Health System)/(SunTrust Bank, Central Florida LOC)            15,700,000
   7,000,000 Indian River County, FL Hospital District (Series 1985) Weekly VRDNs (KBC Bank N.V.,
             Brussels LOC)                                                                                  7,000,000
  15,030,000 Jacksonville Electric Authority, Class A Certificates (Series 1997-2) Weekly VRDNs
             (Bank of New York, New York LIQ)                                                              15,030,000
   7,570,000 Jacksonville Transportation Authority, PA-146 Weekly VRDNs (Florida State)/(Merrill
             Lynch Capital Services, Inc. LIQ)                                                              7,570,000
   3,295,000 Jacksonville Transportation Authority, PA-163 Weekly VRDNs (Florida State)/(Merrill
             Lynch Capital Services, Inc. LIQ)                                                              3,295,000
   2,580,000 Lee County, FL IDA (Series 1985) Weekly VRDNs (Christian & Missionary Alliance
             Foundation)/(Paribas, Paris LOC)                                                               2,580,000
   5,635,000 Manatee County, FL HFA Weekly VRDNs (Carriage Club)/(Mellon Bank N.A., Pittsburgh LOC)         5,635,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
FLORIDA--CONTINUED
 $ 6,025,000 Manatee County, FL HFA, Weekly Adjustable/Fixed Rate Multifamily Housing Revenue
             Refunding Bonds (1990 Series A) Weekly VRDNs (Harbour Pointe)/(Marine Midland Bank
             N.A., Buffalo, NY LOC)                                                                    $    6,025,000
   4,700,000 Miami, FL Health Facilities Authority, Health Facilities Revenue Bonds (Series 1992)
             Weekly VRDNs (Miami Jewish Home and Hospital for the Aged, Inc.)/(SunTrust Bank, Miami
             LOC)                                                                                           4,700,000
  12,700,000 Miami, FL Health Facilities Authority, Health Facilities Revenue Bonds (Series 1996)
             WeeklyVRDNs (Miami Jewish Home and Hospital for the Aged, Inc.)/(SunTrust Bank,
             CentralFlorida LOC)                                                                           12,700,000
   4,000,000 Mount Dora, FL Health Facility Authority (Series 1996A) Weekly VRDNs (Waterman Village
             (Mount Dora, Fl))/(Barnett Bank of Central Florida, Orlando LOC)                               4,000,000
   5,000,000 Orange County, FL Educational Facilities Authority (Series 1998) Weekly VRDNs (Rollins
             College)/(Barnett Bank, N.A. LOC)                                                              5,000,000
   4,000,000 Orange County, FL Educational Facilities Authority, Revenue Bonds (Series 1997) Weekly
             VRDNs (Rollins College)/(Barnett Bank, N.A. LOC)                                               4,000,000
   9,900,000 Orange County, FL HFA, Variable Rate Certificates (Series 1997G) Weekly VRDNs
             (GNMACOL)/(Bank of America NT and SA, San Francisco LIQ)                                       9,900,000
   6,200,000 Orlando, FL (City of), Capital Improvement Commerial Paper Notes (1994 Series-A),
             3.70% CP, Mandatory Tender 10/16/1998                                                          6,200,000
   4,000,000 Pinellas County Industry Council, FL Weekly VRDNs (Loulourgas Properties)/(First Union
             National Bank, Charlotte, N.C. LOC)                                                            4,000,000
   1,940,000 Pinellas County Industry Council, FL, Variable/Fixed Rate Development Revenue Bonds
             (Series 1997) Weekly VRDNs (Boyd Industries, Inc.)/(SouthTrust Bank of Alabama,
             Birmingham LOC)                                                                                1,940,000
   5,525,000 Polk County, FL IDA, PCR Refunding Bonds Weekly VRDNs (IMC Fertilizer, Inc.
             Project)/(Rabobank Nederland, Utrecht LOC)                                                     5,525,000
   2,795,000 Port St. Lucie, FL (Series 1997A) Weekly VRDNs (AMBAC INS)/(Merrill Lynch Capital
             Services, Inc. LIQ)                                                                            2,795,000
   3,970,000 Sarasota, FL, Educational Facilities Revenue Bonds (Series 1996) Weekly VRDNs
             (Ringling School of Art and Design, Inc.)/(SunTrust Bank, Central Florida LOC)                 3,970,000
   4,200,000 Seminole County, FL Health Facility Authority IDA (Series 1991) Weekly VRDNs (Florida
             Living Nursing Center)/(Barnett Bank, N.A. LOC)                                                4,200,000
   7,430,000 St. Lucie County, FL, IDR Bonds (Series 1985) Weekly VRDNs (Savannahs
             Hospital)/(Nationsbank, N.A., Charlotte LOC)                                                   7,430,000
   4,465,000 St. Petersburg, FL HFA, Refunding Revenue and Revenue Bonds (Series 1997) Weekly VRDNs
             (Manorah Manor)/(SunTrust Bank, Central Florida LOC)                                           4,465,000
   7,450,000 Sunshine State Governmental Finance Commission, FL, 3.50% CP (AMBAC INS)/(Toronto-
             Dominion Bank and Union Bank of Switzerland, Zurich LIQs), Mandatory Tender 8/11/1998          7,450,000
   5,855,000 Volusia County, FL HFA Weekly VRDNs (Fisherman's Landing)/(Mellon Bank N.A.,
             PittsburghLOC)                                                                                 5,855,000
             Total                                                                                        399,977,821

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
GEORGIA--3.4%
$  8,000,000 (b)Bibb County, GA, PT-199, 3.70% TOBs (Georgia State GTD)/(Bayerische Vereinsbank AG,
             Munich LIQ), Optional Tender 5/20/1999                                                    $    8,000,000
  22,000,000 Burke County, GA Development Authority (Series 1996), 3.80% TOBs (Oglethorpe Power
             Corp.), Optional Tender 11/2/1998                                                             22,000,000
  42,500,000 Burke County, GA Development Authority, PCR Bonds (Fourth Series 1994) Daily VRDNs
             (Georgia Power Co.)                                                                           42,500,000
   4,725,000 Burke County, GA Development Authority, Pollution Control Revenue Bonds (Series 1995)
             DailyVRDNs (Georgia Power Co.)                                                                 4,725,000
   2,000,000 Clayton County, GA Housing Authority, Revenue Refunding Bonds (Series 1992) Weekly
             VRDNs (Oxford Townhomes Project)/(Amsouth Bank N.A., Birmingham LOC)                           2,000,000
  10,000,000 Clayton County, GA (Series 1998), 4.25% Bonds, 8/1/1999                                       10,048,406
   1,500,000 De Kalb County, GA Development Authority (Series 1992) Weekly VRDNs (American Cancer
             Society, GA)/(SunTrust Bank, Atlanta LOC)                                                      1,500,000
   4,950,000 Douglas County, GA School District, 3.90% TANs, 12/31/1998                                     4,955,971
  12,145,000 Georgia State (Series 1995C) PA-249 Weekly VRDNs (Merrill Lynch Capital
             Services, Inc. LIQ)                                                                           12,145,000
             Total                                                                                        107,874,377
ILLINOIS--6.3%
  12,000,000 Chicago, IL Board of Education, Merlots (Series 1997E) Weekly VRDNs
             (AMBACINS)/(Corestates Bank N.A., Philadelphia, PA LIQ)                                       12,000,000
  20,000,000 Chicago, IL Board of Education, Variable Rate Certificates (Series 1996BB) Weekly
             VRDNs (MBIA INS)/(Bank of America NT and SA, San Francisco LIQ)                               20,000,000
   2,800,000 Chicago, IL Weekly VRDNs (Canadian Imperial Bank of Commerce, Toronto LOC)                     2,800,000
  20,000,000 Chicago, IL, MERLOTs (Series 1997 V) Weekly VRDNs (Chicago, IL Water Revenue
             Bonds)/(FGIC INS)/(Corestates Bank N.A., Philadelphia, PA LIQ)                                20,000,000
   9,905,000 Chicago, IL, Water Revenue Bonds (PT-129) Weekly VRDNs (FGIC INS)/(Merrill Lynch
             Capital Services, Inc. LIQ)                                                                    9,905,000
     350,000 Darien, IL IDA (Series 1989C) Weekly VRDNs (KinderCare Learning Centers, Inc.)/
             (Toronto-Dominion Bank LOC)                                                                      350,000
   3,800,000 Galesburg, IL (Series 1996) Weekly VRDNs (Knox College Project)/(Lasalle National
             Bank, Chicago LOC)                                                                             3,800,000
  12,500,000 Hopedale Village, IL (Series 1998) Weekly VRDNs (Hopedale Medical Foundation)/(Bank
             One, Illinois, N.A. LOC)                                                                      12,500,000
  11,900,000 Illinois Development Finance Authority Weekly VRDNs (Lyric Opera of Chicago)/(Caisse
             Nationale De Credit Agricole, Paris, Harris Trust & Savings Bank, Chicago, NBD Bank,
             Michigan and Northern Trust Co., Chicago, IL LOCs)                                            11,900,000
   3,000,000 Illinois Development Finance Authority Weekly VRDNs (Newlywed Food)/(Mellon Bank N.A.,
             Pittsburgh LOC)                                                                                3,000,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
ILLINOIS--CONTINUED
$  2,600,000 Illinois Development Finance Authority (Series 1997) Weekly VRDNs (Ada S. McKinley
             Community Services, Inc.)/(Harris Trust & Savings Bank, Chicago LOC)                      $    2,600,000
   6,000,000 (b)Illinois Development Finance Authority, PT-131 (Series 1995A), 3.95% TOBs
             (CatholicHealthPartners Services)/(Connie Lee INS)/(Credit Suisse First Boston LIQ),
             Mandatory Tender 10/1/1998                                                                     6,000,000
   5,000,000 Illinois Educational Facilities Authority, Revenue Bonds (Series 1995) Weekly VRDNs
             (Ravinia Festival Association (IL))/(NBD Bank, Michigan LOC)                                   5,000,000
  21,100,000 Illinois Health Facilities Authority Weekly VRDNs (OSF Health Care Systems)                   21,100,000
  15,000,000 Illinois Health Facilities Authority (Series 1998), 3.70% TOBs (Evanston Northwestern
             Healthcare Corp.), Mandatory Tender 6/1/1999                                                  15,000,000
  35,000,000 Illinois Health Facilities Authority, Revenue Bonds (Series 1985B) Weekly VRDNs (OSF
             Health Care Systems)/(Bank of America Illinois and Rabobank Nederland, Utrecht LIQs)          35,000,000
  20,700,000 Illinois Health Facilities Authority, Revenue Refunding Bonds (Series 1997B) Weekly
             VRDNs (Advocate Health Care Network)/(First National Bank of Chicago, Harris Trust &
             Savings Bank, Chicago and Northern Trust Co., Chicago, IL LIQs)                               20,700,000
   1,000,000 Illinois Health Facilities Authority, Revolving Fund Pooled Financing Program (Series
             1985F) Weekly VRDNs (NBD Bank, Michigan LOC)                                                   1,000,000
             Total                                                                                        202,655,000
INDIANA--2.2%
     665,000 Dale, IN IDA Weekly VRDNs (Spencer Industries)/(National City Bank, Kentucky LOC)                665,000
   5,000,000 Hamilton, IN Southeastern Schools, Temporary Loan Warrants, 3.80% TRANs, 12/31/1998            5,002,217
   5,000,000 Hammond Local Public Improvement Bond Bank, Advance Funding Program Notes
             (Series A-2), 4.30% TANs (Bank One, Indianapolis, N.A. LOC), 1/7/1999                          5,010,484
  32,000,000 Indiana Bond Bank, Advance Funding Program Notes (Series 1998 A-2), 4.00% TANs (Lasalle
             National Bank, Chicago LOC), 1/20/1999                                                        32,058,324
   1,355,000 Indiana Health Facilities Finance Authority Rehabilitation Center Weekly VRDNs
             (Crossroads Rehabilitation Center)/(Bank One, Indianapolis, N.A. LOC)                          1,355,000
   5,500,000 Indianapolis, IN Local Public Improvement Bond Bank, 4.25% TANs, 1/11/1999                     5,514,422
   4,735,000 Indianapolis, IN, Variable Rate Demand Economic Development Revenue Bonds (Series
             1995) Weekly VRDNs (Pleasant Run Children's Homes, Inc.)/(Fifth Third Bank, Cincinnati
             LOC)                                                                                           4,735,000
   4,900,000 Lafayette School Corp., IN, 4.20% TANs, 12/30/1998                                             4,906,242
   2,045,000 St. Joseph County, IN, Multi-Mode Variable Rate Economic Development Revenue Bonds
             (Series 1998) Weekly VRDNs (South Bend Heritage Foundation, Inc.)/(KeyBank, N.A. LOC)          2,045,000
   9,500,000 Vigo County, IN School Corporation, Temporary Loan Warrants, 3.80% TRANs, 12/30/1998           9,504,199
             Total                                                                                         70,795,888
IOWA--1.3%
  32,000,000 Iowa School Corporations (1998-99 Series A), 4.50% TRANs (FSA INS), 6/25/1999                 32,235,801

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
IOWA--CONTINUED
$ 10,000,000 Iowa School Corporations (Series 1997-98B), 4.25% TRANs (FSA INS), 1/28/1999              $   10,033,337
             Total                                                                                         42,269,138
KENTUCKY--1.6%
   1,110,000 Boone County, KY, Revenue Refunding Bonds Weekly VRDNs (Spring Meadow
             Associates)/(Huntington National Bank, Columbus, OH LOC)                                       1,110,000
   6,835,000 Jefferson County, KY (Series 1997) Weekly VRDNs (First Trust Restoration Partners)/
             (Bank One, Kentucky LOC)                                                                       6,835,000
   7,500,000 Jefferson County, KY, Adjustable Rate Industrial Building Revenue Refunding Bonds
             (Series 1997) Weekly VRDNs (Kosmos Cement Co. Partnership)/(Societe Generale, Paris
             LOC)       7,500,000
  35,000,000 Owensboro, KY (Series 1996) Weekly VRDNs (Owensboro Mercy Health System, Inc.
             Project)/(Bank of America Illinois LOC)                                                       35,000,000
             Total                                                                                         50,445,000
LOUISIANA--0.5%
     800,000 Calcasieu Parish, LA, IDB, PCR Bonds Weekly VRDNs (Citgo Petroleum
             Corp.)/(Westdeutsche Landesbank Girozentrale LOC) 800,000 6,950,000
   Louisiana PFA (Series 1985A) Weekly VRDNs (FGIC INS)/(Societe Generale, Paris
   LIQ) 6,950,000 4,000,000 Louisiana PFA (Series 1997D), 4.40% TRANs (Orleans
   Parish, LA School Board)/(Louisiana
             State GTD), 12/10/1998                                                                         4,007,874
   5,000,000 New Orleans, LA, Class A Certificates (Series 1998-1) Weekly VRDNs (AMBAC INS)/(Bank of
             New York, New York LIQ)                                                                        5,000,000
             Total                                                                                         16,757,874
MARYLAND--5.2%
   4,300,000 Anne Arundel County, MD (Series 1988) Weekly VRDNs (Oakland Hills L. P.
             Facility)/(First National Bank of Maryland, Baltimore LOC)                                     4,300,000
  55,700,000 Baltimore County, MD IDA, Variable Rate Demand Acquisition Program (Series 1986)
             WeeklyVRDNs (Baltimore Capital Acquisition)/(Bayerische Landesbank Girozentrale LOC)          55,700,000
   1,900,000 Baltimore County, MD Port Facility Monthly VRDNs (Occidental Petroleum Corp.)/(Morgan
             Guaranty Trust Co., New York LOC)                                                              1,900,000
   3,700,000 Baltimore, MD PCR Weekly VRDNs (SCM Plants, Inc.)/(Barclays Bank PLC, London LOC)              3,700,000
   2,000,000 Baltimore, MD, Variable Rate Demand/Fixed Rate Refunding Bond (1988 Issue) Weekly
             VRDNs (University West LP)/(First National Bank of Maryland, Baltimore LOC)                    2,000,000
     910,000 Elkton, MD, Revenue Refunding Bonds (Series 1992) Weekly VRDNs (Highway Service
             Ventures, Inc. Facility)/(First Union National Bank, Charlotte, N.C. LOC)                        910,000
   2,350,000 Harford County, MD (Series 1988) Weekly VRDNs (1001 Partnership Facility)/(First
             National Bank of Maryland, Baltimore LOC)                                                      2,350,000
   5,660,000 Howard County, MD (Series 1995) Weekly VRDNs (Bluffs at Clarys Forest
             Apartments)/(First National Bank of Maryland, Baltimore LOC)                                   5,660,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
MARYLAND--CONTINUED
$    200,000 Maryland EDC, Pooled Financing Revenue Bonds (Series 1995) Weekly VRDNs (Maryland
             Municipal Bond Fund)/(Nationsbank, N.A., Charlotte LOC)                                   $      200,000
   3,000,000 Maryland EDC, Variable Rate Demand/Fixed Rate Refunding Revenue Bonds (1997 Issue)
             Weekly VRDNs (Jenkins Memorial Nursing Home, Inc. Facility)/(First National Bank of
             Maryland, Baltimore LOC)                                                                       3,000,000
   5,400,000 Maryland Health & Higher Educational Facilities Authority (Series 1985B) Weekly VRDNs
             (First National Bank of Chicago LOC)                                                           5,400,000
   4,000,000 Maryland Health & Higher Educational Facilities Authority (Series 1998A) Weekly VRDNs
             (Charlestown Community)/(First Union National Bank, Charlotte, N.C. LOC)                       4,000,000
  12,800,000 Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Series 1994)
             Weekly VRDNs (University Physicians, Inc.)/(First National Bank of Maryland, Baltimore
             LOC)                                                                                          12,800,000
   3,895,000 Maryland State Community Development Administration, (PA-170) Weekly VRDNs (Merrill
             Lynch Capital Services, Inc. LIQ)                                                              3,895,000
  23,820,000 (b)Maryland State Community Development Administration (Series 1997), PT-123, 3.65%
             TOBs (Commerzbank AG, Frankfurt LIQ), Optional Tender 12/10/1998                              23,820,000
  19,655,000 Maryland State (Series 1998) PA-256 Weekly VRDNs (Merrill Lynch Capital
             Services, Inc. LIQ)                                                                           19,655,000
   4,000,000 Montgomery County, MD, EDR Weekly VRDNs (Howard Hughes Medical Center)                         4,000,000
  11,200,000 Montgomery County, MD, EDR Weekly VRDNs (U.S. Pharmacopeial Convention
             Facility)/(Chase Manhattan Bank N.A., New York LOC)                                           11,200,000
   3,755,000 Prince George County, MD (1997 Issue) Weekly VRDNs (Mona Branch Avenue Ltd.
             Partnership)/(First National Bank of Maryland, Baltimore LOC)                                  3,755,000
             Total                                                                                        168,245,000
MASSACHUSETTS--2.3%
  27,133,862 Clipper Tax Exempt Trust (Series A) Weekly VRDNs (Massachusetts State Lottery
             Commission)/(AMBAC INS)/(State Street Bank and Trust Co. LIQ)                                 27,133,862
  10,000,000 Framingham, MA, 4.00% BANs, 2/5/1999                                                          10,017,281
   6,500,000 Holden, MA, 4.00% BANs, 10/1/1998                                                              6,503,169
     800,000 Massachusetts HEFA (Series I) Weekly VRDNs (Harvard University)                                  800,000
   9,590,000 Massachusetts Turnpike Authority, Refunded-Guaranteed BANs (Series A), 5.00% Bonds
             (United States Treasury PRF), 6/1/1999                                                         9,682,614
   9,495,000 Massachusetts Turnpike Authority, Variable Rate Certificates (Series 1997N)
             WeeklyVRDNs (MBIA INS)/(Bank of America NT and SA, San Francisco LIQ)                          9,495,000
   3,100,000 North Reading, MA, 4.25% BANs, 9/30/1998                                                       3,101,814
   6,000,000 Pittsfield, MA, 4.10% BANs, 9/17/1998                                                          6,001,337
             Total                                                                                         72,735,077

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
MICHIGAN--3.8%
$  4,670,000 Clarkston Community Schools, MI, PA-175 Weekly VRDNs (MBIA INS)/(Merrill Lynch Capital
             Services, Inc. LIQ)                                                                       $    4,670,000
     800,000 Detroit, MI Water Supply System, Water Supply System Revenue and Revenue Refunding
             Bonds (Series 1993) Weekly VRDNs (FGIC INS)/(FGIC Securities Purchase, Inc. LIQ)                 800,000
   2,000,000 Garden City, MI HFA, Hospital Revenue Bonds (Series 1996A) Weekly VRDNs (Garden City
             Hospital, Osteopathic)/(First of America Bank, N.A. LOC)                                       2,000,000
   2,100,000 Grand Rapids, MI EDR, Floating/Fixed Rate Demand Bonds (Series 1983-B) Weekly VRDNs
             (Amway Grand Plaza Hotel Facilities)/(Old Kent Bank & Trust Co., Grand Rapids LOC)             2,100,000
   2,800,000 Grand Rapids, MI Water Supply System (Series 1993) Weekly VRDNs (FGIC INS)/(Societe
             Generale, Paris LIQ)                                                                           2,800,000
   2,100,000 Kent Hospital Finance Authority, MI (Series 1991A) Weekly VRDNs (Butterworth
             Hospital)/(Rabobank Nederland, Utrecht LOC)                                                    2,100,000
     925,000 Michigan Higher Education Facilities Authority, Variable Rate Demand Limited
             Obligation Revenue Bonds (Series 1997) Weekly VRDNs (Davenport College of
             Business)/(Old Kent Bank& Trust Co., Grand Rapids LOC)                                           925,000
  10,000,000 Michigan State Building Authority (Series 1), 3.70% CP (Canadian Imperial Bank of
             Commerce, Toronto LOC), Mandatory Tender 10/1/1998                                            10,000,000
   2,200,000 Michigan State Hospital Finance Authority (Series A) Weekly VRDNs (First of America
             Bank,N.A. LOC)                                                                                 2,200,000
  16,000,000 Michigan State Hospital Finance Authority (Series A) Weekly VRDNs (OSF Health
             CareSystems)                                                                                  16,000,000
   3,000,000 Michigan State Hospital Finance Authority, Hospital Equipment Loan Program Bonds
             (SeriesA) Weekly VRDNs (First of America Bank, N.A. LOC)                                       3,000,000
  19,650,000 Michigan State Hospital Finance Authority, MERLOTs (Series 1997A) Weekly VRDNs
             (Detroit Medical Center Obligated Group)/(AMBAC INS)/(Corestates Bank N.A.,
             Philadelphia, PA LIQ)                                                                         19,650,000
   3,000,000 Michigan State Housing Development Authority (Series 1991) Weekly VRDNs (Regency
             Square Apartments)/(National Australia Bank, Ltd., Melbourne LOC)                              3,000,000
  15,451,800 Michigan State Housing Development Authority, MERLOTs (Series G) Weekly VRDNs
             (MBIA INS)/(Corestates Bank N.A., Philadelphia, PA LIQ)                                       15,451,800
  15,000,000 Michigan State, GO UT, 4.50% TRANs, 9/30/1998                                                 15,020,905
  11,000,000 Michigan Strategic Fund, Limited Obligation PCR Bonds (Series 1993) Weekly VRDNs
             (Allied-Signal, Inc.)                                                                         11,000,000
     890,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds (Series 1991) Weekly VRDNs
             (Martin Luther Memorial Home, Inc.)/(Bank One, Indianapolis, N.A. LOC)                           890,000
   2,800,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds (Series 1995) Weekly VRDNs
             (Wellness Plan Project)/(NBD Bank, Michigan LOC)                                               2,800,000
   2,000,000 Michigan Strategic Fund, PA-334 (Collateralized Series 1998AA) Weekly VRDNs
             (Detroit Edison Co.)/(MBIA INS)/(Merrill Lynch Capital Services, Inc. LIQ)                     2,000,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
MICHIGAN--CONTINUED
$  2,000,000 Michigan Strategic Fund, Variable Rate Demand Limited Obligation Revenue Bonds
             (Series1997B) Weekly VRDNs (NSF International)/(First of America Bank, N.A. LOC)          $    2,000,000
   2,695,000 Ottawa County, MI Economic Development Corp., Limited Obligation Revenue Bonds
             (Series1995B) Weekly VRDNs (Sunset Manor, Inc. Project)/(Old Kent Bank & Trust Co.,
             GrandRapids LOC)                                                                               2,695,000
             Total                                                                                        121,102,705
MINNESOTA--4.5%
  14,400,000 Becker, MN, PCR (Series 1993-B), 3.60% CP (Northern States Power
Co.),
             MandatoryTender11/12/1998                                                                     14,400,000
  10,300,000 Burnsville, MN, Variable Rate Demand Revenue Bonds (Series 1996) Weekly VRDNs
             (YMCAProjects)/(Norwest Bank Minnesota, N.A. LOC)                                             10,300,000
   3,300,000 DDSB Municipal Securities Trusts (Series 1994O) Weekly VRDNs (Richfield, MN
             ISD280)/(U.S. Bank, N.A., Minneapolis LIQ)                                                     3,300,000
   6,390,000 DDSB Municipal Securities Trusts (Series 1994T Weekly VRDNs (Osseo, MN ISD 279)/
             (U.S. Bank, N.A., Minneapolis LIQ)                                                             6,390,000
  11,000,000 DDSB Municipal Securities Trusts (Series 1994V) Weekly VRDNs (St. Louis Park
             Healthsystem, MN)/(Norwest Bank Minnesota, N.A. LIQ)                                          11,000,000
   7,000,000 East Grand Forks, MN ISD 595, 3.90% Bonds (Minnesota State GTD), 6/30/1999                     7,009,188
   3,200,000 Hennepin Co. MN (Series 1995C) Weekly VRDNs                                                    3,200,000
   4,250,000 MN Municipal Securities Trust (Series 1996F), Floating Rate Certificates Weekly VRDNs
             (Lakeville, MN ISD 194)/(Norwest Bank Minnesota, N.A. LIQ)                                     4,250,000
  11,735,000 Minneapolis CDA, Revenue Refunding Bonds (Series 1995) Weekly VRDNs (Walker Methodist
             Health Center, Inc. Project)/(U.S. Bank, N.A., Minneapolis LOC)                               11,735,000
   5,500,000 Minneapolis, MN (Series 1993) Weekly VRDNs (Market Square Real Estate, Inc.)/(Norwest
             Bank Minnesota, N.A. LOC)                                                                      5,500,000
   6,000,000 Minneapolis, MN, Variable Rate Housing Revenue Bonds Weekly VRDNs (One Ten Grant
             Project)/(U.S. Bank, N.A., Minneapolis LOC)                                                    6,000,000
  12,000,000 Minneapolis, MN, Various Purpose Bonds (Series 1996) Weekly VRDNs (Bayerische
             Vereinsbank AG, Munich LIQ)                                                                   12,000,000
  15,500,000 Minneapolis/St. Paul, MN Metropolitan Airports Commission MuniTOPS (Series 1998-6)
             Weekly VRDNs (AMBAC INS)/(ABN AMRO Bank N.V., Amsterdam LOC)                                  15,500,000
   1,000,000 Norman County, MN ISD No. 2854, 4.00% Bonds (Minnesota State GTD), 7/1/1999                    1,001,827
   6,500,000 Rochester, MN Health Care Facility Authority Weekly VRDNs (Mayo Foundation)/(Rabobank
             Nederland, Utrecht LIQ)                                                                        6,500,000
  13,000,000 Rochester, MN Health Care Facility Authority Weekly VRDNs (Mayo Foundation)/(Rabobank
             Nederland, Utrecht LIQ)                                                                       13,000,000
  13,500,000 Rosemount, MN, PCR (Series 1984) Weekly VRDNs (Koch Refining Co.)                             13,500,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
MINNESOTA--CONTINUED
$    100,000 St. Paul, MN Port Authority (Series 1991) Weekly VRDNs (West Gate Office)/(U.S. Bank,
             N.A., Minneapolis LOC)                                                                    $      100,000
             Total                                                                                        144,686,015
MISSISSIPPI--0.1%
   1,482,500 Hinds County, MS (Series 1991) Weekly VRDNs (North State St. Project)/(Amsouth Bank
             N.A., Birmingham LOC)                                                                          1,482,500
MISSOURI--1.6%
   1,025,000 Little Blue Valley Sewer District, MO, Sewer System Revenue Bonds (Series 1998B), 3.75%
             Bonds (AMBAC INS), 10/1/1998                                                                   1,025,000
   1,580,000 Little Blue Valley Sewer District, MO, Sewer System Revenue Bonds (Series 1998), 3.75%
             Bonds (AMBAC INS), 10/1/1998                                                                   1,580,000
   5,000,000 Missouri State HEFA Weekly VRDNs (Barnes Hospital)/(Morgan Guaranty Trust Co.,
             New York LOC)                                                                                  5,000,000
  15,000,000 Missouri State HEFA (Series 1997N), 4.50% TRANs (St. Louis, MO School District),
             9/14/1998                                                                                     15,010,391
   3,000,000 Missouri State HEFA, Health Facilities Revenue Bonds (Series 1989A) Weekly VRDNs
             (Sisters of Mercy Health Corp. (Michigan & Iowa))/(ABN AMRO Bank N.V., Amsterdam,
             Credit Suisse First Boston and Rabobank Nederland, Utrecht LIQs)                               3,000,000
  11,100,000 Missouri State HEFA, Health Facilities Revenue Bonds (Series 1989C) Weekly VRDNs
             (Sisters of Mercy Health Corp. (Michigan & Iowa))/(ABN AMRO Bank N.V., Amsterdam,
             Credit Suisse First Boston and Rabobank Nederland, Utrecht LIQs)                              11,100,000
  11,000,000 Missouri State HEFA, Health Facilities Revenue Bonds (Series 1996A) Weekly VRDNs
             (Deaconess Long Term Care of Missouri)/(Bank One, Texas N.A. LOC)                             11,000,000
   4,200,000 Poplar Bluff, MO IDA (Series 1987) Weekly VRDNs (Gates Rubber Co.)/(NBD Bank,
             MichiganLOC)                                                                                   4,200,000
     455,000 Springfield, MO Public Building Corp., Leasehold Revenue Refunding and Improvement
             Bonds (Series 1998), 3.70% Bonds (Springfield-Branson Regional Airport)/(AMBAC INS),
             3/1/1999                                                                                         455,000
             Total                                                                                         52,370,391
MULTI STATE--2.4%
  14,556,245 ABN AMRO Chicago Corp. 1997-1 LeaseTOPS Trust Weekly VRDNs (Lasalle National Bank,
             Chicago LIQ)/(Lasalle National Bank, Chicago LOC)                                             14,556,245
  35,299,000 Clipper Tax Exempt Trust (Non-AMT Multistate), (Series A) Weekly VRDNs
             (MBIAINS)/(State Street Bank and Trust Co. LIQ)                                               35,299,000
  19,081,010 Equity Trust II, (1996 Series) Weekly VRDNs (Republic National Bank of New York LOC)          19,081,010
   7,417,000 PBCC LeaseTOPS Trust (Multistate Non-AMT) (Series 1998-2) Weekly
VRDNs
             (AMBACINS)/(Pitney Bowes Credit Corp. LIQ)                                                     7,417,000
             Total                                                                                         76,353,255

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
NEVADA--0.2%
$  7,500,000 ABN AMRO MuniTOPS Certificates Trust 1998-1, (Multistate Non-AMT) Weekly VRDNs (Nevada
             State)/(MBIA INS)/(ABN AMRO Bank N.V., Amsterdam LIQ)                                     $    7,500,000
NEW JERSEY--4.1%
     764,500 Clark Township, NJ, 3.95% BANs, 3/25/1999                                                        765,452
   2,000,000 Clark Township, NJ, 3.95% TANs, 3/25/1999                                                      2,002,490
   7,500,000 Essex County, NJ Improvement Authority, Project Revenue Bonds (Series 1995)
             WeeklyVRDNs (Essex County, NJ)/(AMBAC INS)/(Morgan Guaranty Trust Co., New York LIQ)           7,500,000
  10,500,000 New Jersey EDA Weekly VRDNs (Center-For-Aging--Applewood Estates)/(Fleet National
             Bank, Springfield, MA LOC)                                                                    10,500,000
   7,530,000 New Jersey State Educational Facilities Authority (Series 1998) FR/RI-A33 Trust
             Receipts Weekly VRDNs (AMBAC INS)/(National Westminster Bank, PLC, London LIQ)                 7,530,000
  11,760,000 New Jersey State Transportation Trust Fund Agency, Trust Receipts FR/RI-A37
             WeeklyVRDNs (AMBAC INS)/(National Westminster Bank, PLC, London LIQ)                          11,760,000
  13,675,000 New Jersey State (Series 1998) FR/RI-A34 Trust Receipts Weekly VRDNs
             (NationalWestminster Bank, New Jersey LIQ)                                                    13,675,000
  12,295,000 New Jersey State, (Series D) PA-262 Weekly VRDNs (Merrill Lynch Capital
             Services, Inc. LIQ)                                                                           12,295,000
  13,000,000 New Jersey State, PA-265 Weekly VRDNs (Merrill Lynch Capital Services, Inc. LIQ)              13,000,000
  44,300,000 New Jersey State, Trust Receipts (Series 1998 FR/RI-A8) Weekly VRDNs (Bayerische
             Hypotheken-Und Wechsel-Bank AG LIQ)                                                           44,300,000
   4,950,000 Pennsauken Township, NJ (Series A, 1997), 4.00% BANs, 8/3/1998                                 4,950,026
   3,500,000 Springfield Township, NJ, 3.80% BANs, 3/5/1999                                                 3,502,991
             Total                                                                                        131,780,959
NEW YORK--1.8%
   1,430,000 Metropolitan Transportation Authority, New York, Trust Receipts (Series 1997 FR/RI-9)
             Weekly VRDNs (FGIC INS)/(Bank of New York, New York LIQ)                                       1,430,000
     500,000 New York City Municipal Water Finance Authority, Trust Receipts (Series 1997 FR/RI-6)
             Weekly VRDNs (MBIA INS)/(Bank of New York, New York LIQ)                                         500,000
  10,000,000 New York City Municipal Water Finance Authority, Trust Receipts (Series 1998 FR/RI-10)
             Weekly VRDNs (FSA INS)/(Bank of New York, New York LIQ)                                       10,000,000
  16,960,000 New York City Municipal Water Finance Authority, Trust Receipts (Series 1998 FR/RI-11)
             Weekly VRDNs (FSA INS)/(Bank of New York, New York LIQ)                                       16,960,000
  11,200,000 New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds
             (Series 1995 A) Daily VRDNs (FGIC INS)/(FGIC Securities Purchase, Inc. LIQ)                   11,200,000
  11,780,000 (b)New York State Dormitory Authority, PT-192, 3.75% TOBs (Cornell University)/(Banco
             Santander SA LIQ), Optional Tender 5/13/1999                                                  11,780,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
NEW YORK--CONTINUED
$    695,000 New York State Medical Care Facilities Finance Agency (Series 1992 B PT-100)
             DailyVRDNs (FHA INS)/(Credit Suisse First Boston LIQ)                                     $      695,000
   4,995,000 (b)New York State Mortgage Agency, PT-164, 3.675% TOBs (Banque Nationale de Paris LIQ),
             Optional Tender 3/18/1999                                                                      4,995,000
             Total                                                                                         57,560,000
NORTH CAROLINA--2.5%
   9,000,000 Clipper, NC Tax-Exempt Trust Weekly VRDNs (North Carolina State)/(State Street Bank
             and Trust Co. LIQ)                                                                             9,000,000
  15,000,000 Martin County, NC IFA (Series 1993) Weekly VRDNs (Weyerhaeuser Co.)                           15,000,000
   2,050,000 North Carolina Medical Care Commission, Revenue Bonds (Series 1993) Weekly VRDNs
             (Moses H. Cone Memorial)                                                                       2,050,000
  32,845,000 North Carolina State (Series 1998A) PA-342 Weekly VRDNs (Merrill Lynch Capital
             Services, Inc. LIQ)                                                                           32,845,000
  20,000,000 Wake County, NC Industrial Facilities & PCFA (Series 1990A), 3.70% CP (Carolina Power
             & Light Co.)/(First National Bank of Chicago LOC), Mandatory Tender 8/25/1998                 20,000,000
             Total                                                                                         78,895,000
OHIO--3.6%
   1,760,000 Akron, Bath & Copley, OH Joint Township Weekly VRDNs (Visiting Nurses)/(National City
             Bank, Ohio LOC)                                                                                1,760,000
  26,560,000 Banc One Capital Higher Education Tax-Exempt Income Trust (Series 2 Certificates of
             Ownership) Weekly VRDNs (Bank One, Kentucky LOC)                                              26,560,000
   2,000,000 Clark County, OH, Multifamily Housing Revenue Bonds (Series 1997) Weekly VRDNs (Ohio
             Masonic Home)/(Huntington National Bank, Columbus, OH LOC)                                     2,000,000
   3,400,000 Cuyahoga County, OH Hospital Authority (Series 1997D) Daily VRDNs
             (Cleveland Clinic)/(Bank of America NT and SA, San Francisco LIQ)                              3,400,000
   8,635,000 Cuyahoga County, OH Hospital Authority (Series 1998B) Weekly VRDNs
             (Cleveland Clinic)/(Chase Manhattan Bank N.A., New York LIQ)                                   8,635,000
   2,000,000 Cuyahoga County, OH Hospital Authority (Series C) Weekly VRDNs (Cleveland
             Clinic)/(Bank of America NT and SA, San Francisco LIQ)                                         2,000,000
     185,000 Franklin County, OH Hospital Facility Authority (Series 1992) Weekly VRDNs
             (Wesley Glenn, Inc.)/(Fifth Third Bank, Cincinnati LOC)                                          185,000
   8,910,000 Greene County, OH, Various Purpose Limited Tax General Obligation Certificates of
             Indebtedness (Series 1998C), 3.75% BANs, 3/25/1999                                             8,918,319
     215,000 Lucas County, OH, Hospital Improvement Revenue Weekly VRDNs (Sunshine Children's
             Home)/(National City Bank, Ohio LOC)                                                             215,000
   1,080,000 Mahoning County, OH, Housing Revenue Bonds (Series 1995) Weekly VRDNs (Copeland Oaks
             Project)/(Bank One, Ohio, N.A. LOC)                                                            1,080,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
OHIO--CONTINUED
$    770,000 Marion County, OH Hospital Authority (Series 1991) Weekly VRDNs (Marion County, OH
             Pooled Hospital Program)/(Bank One, Ohio, N.A. LOC)                                       $      770,000
     650,000 Montgomery County, OH IDA Weekly VRDNs (Center-Plex Venture)/(KeyBank, N.A. LOC)                 650,000
   1,835,000 Montgomery County, OH, Adjustable Rate Economic Development Revenue Refunding Bonds
             (Series 1997) Weekly VRDNs (Cross Country Inns, Inc.)/(Bank One, Ohio, N.A. LOC)               1,835,000
   4,720,000 Montgomery County, OH, Variable Rate Limited Obligation Revenue Bonds (Series 1996)
             Weekly VRDNs (Society of St. Vincent De Paul)/(National City Bank, Ohio LOC)                   4,720,000
   1,585,000 Montgomery, OH IDA Weekly VRDNs (Bethesda Two Limited Partnership)/(Huntington
             National Bank, Columbus, OH LOC)                                                               1,585,000
   5,000,000 New Albany, OH Community Authority, Adjustable Rate Multi-Purpose Infrastructure
             Improvement Bonds (Series A) Weekly VRDNs (Huntington National Bank, Columbus,OHLOC)           5,000,000
   1,000,000 Ohio State Air Quality Development Authority (Series 1988A) Weekly VRDNs
             (PPG Industries, Inc.)                                                                         1,000,000
  10,000,000 Ohio State Water Development Authority, Pollution Control Revenue Refunding Bonds
             (Series1997) Weekly VRDNs (Philip Morris Cos., Inc.)                                          10,000,000
  16,500,000 Ottawa County, OH, 4.00% BANs, 8/6/1999                                                       16,550,820
   5,560,000 Ottawa County, OH, Regional Water System Improvement, 4.10% BANs, 8/6/1998                     5,560,356
   1,900,000 Rickenbacker, OH Port Authority (Series 1992) Weekly VRDNs (Rickenbacker
             Holdings,Inc.)/(Bank One, Ohio, N.A. LOC)                                                      1,900,000
   8,295,000 Summit County, OH (Series A), 4.50% BANs, 6/3/1999                                             8,345,209
     950,000 Twinsburg, OH IDA Weekly VRDNs (Carl J. Massara Project)/(KeyBank, N.A. LOC)                     950,000
   1,795,000 Wayne County, OH, Health Care Facility Revenue Bonds (Series 1995) Weekly VRDNs
             (D & M Realty Project)/(Bank One, Ohio, N.A. LOC)                                              1,795,000
             Total                                                                                        115,414,704
OKLAHOMA--2.7%
  30,000,000 Oklahoma State Industrial Authority, Flexible Rate Hospital Revenue Bonds (Series
             1990B) Weekly VRDNs (Baptist Medical Center, OK)/(Morgan Guaranty Trust Co., New York
             LIQ)                                                                                          30,000,000
  47,175,000 Oklahoma State Industrial Authority, Health System Revenue Bonds (Series 1995A) Weekly
             VRDNs (Baptist Medical Center, OK)/(Morgan Guaranty Trust Co., New York LIQ)                  47,175,000
  10,940,000 Tulsa, OK International Airport, Variable Rate Certificates (Series 1997B-2) Weekly
             VRDNs (MBIA INS)/(Bank of America NT and SA, San Francisco LIQ)                               10,940,000
             Total                                                                                         88,115,000
OREGON--2.1%
   3,235,000 Clackamas County, OR HFA (Series 1984), 3.75% TOBs (Kaiser Permanente Medical Care
             Program), Optional Tender 10/1/1998                                                            3,235,000
  10,000,000 Multnomah County, OR School District (Series 1998), 4.25% TRANs, 6/30/1999                    10,052,786

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
OREGON--CONTINUED
$ 10,875,000 Oregon State (Series 73F) Weekly VRDNs (Morgan Guaranty Trust Co., New York LOC)          $   10,875,000
  30,000,000 Oregon State, Veteran's Welfare Bonds (Series 73E) Weekly VRDNs (Morgan Guaranty
             TrustCo., New York LOC)                                                                       30,000,000
  11,900,000 Oregon State, Veteran's Welfare Bonds (Series 73H) Weekly VRDNs (Morgan Guaranty
             TrustCo., New York LOC)                                                                       11,900,000
             Total                                                                                         66,062,786
PENNSYLVANIA--9.0%
   4,560,000 Allegheny County, PA IDA, Commercial Development Revenue Bonds (Series 1992) Weekly
             VRDNs (Eleven Parkway Center Associates)/(Mellon Bank N.A., Pittsburgh LOC)                    4,560,000
   4,250,000 Beaver County, PA IDA, PCR Refunding Bonds (1992 Series-E), 3.80% CP (Toledo Edison
             Co.)/(Toronto-Dominion Bank LOC), Mandatory Tender 12/1/1998                                   4,250,000
   5,100,000 Beaver County, PA IDA, PCR Refunding Bonds (1994 Series), 3.60% CP (Duquesne Light
             PowerCo.)/(Swiss Bank Corp., Basle LOC), Mandatory Tender 8/24/1998                            5,100,000
   3,000,000 Clinton County, PA, IDA Weekly VRDNs (Armstrong World Industries, Inc.)/(Mellon Bank
             N.A., Pittsburgh LOC)                                                                          3,000,000
   7,650,000 Commonwealth of Pennsylvania, PA-274 (1st Series of 1997) Weekly VRDNs
             (AMBACINS)/(Merrill Lynch Capital Services, Inc. LIQ)                                          7,650,000
   5,975,000 Commonwealth of Pennsylvania, Trust Receipts (Series 1998 FR/RI-A9) Weekly VRDNs (MBIA
             INS)/(Bayerische Hypotheken-Und Wechsel-Bank Ag LIQ)                                           5,975,000
   5,000,000 Cumberland County, PA Municipal Authority (Series 1994), 3.75% TOBs (United Methodist
             Homes for the Aging)/(PNC Bank, N.A. LOC), Optional Tender 6/1/1999                            5,000,000
   4,000,000 Dallastown Area School District, PA, G.O. Bonds (Series 1998) Weekly VRDNs (FGIC INS)/
             (FGIC Securities Purchase, Inc. LIQ)                                                           4,000,000
   7,500,000 Dauphin County, PA General Authority, (Education and Health Loan Program, Series 1997)
             Weekly VRDNs (AMBAC INS)/(Chase Manhattan Bank N.A., New York LIQ)                             7,500,000
   4,500,000 Dauphin County, PA General Authority (Series A of 1997) Weekly VRDNs (Allhealth Pooled
             Financing Program)/(FSA INS)/(Credit Suisse First Boston LIQ)                                  4,500,000
   3,900,000 Delaware County Authority, PA, Hospital Revenue Bonds (Series of 1996) Weekly VRDNs
             (Crozer-Chester Medical Center)/(KBC Bank N.V., Brussels LOC)                                  3,900,000
   9,000,000 Doylestown Hospital Authority, PA, Doylestown Hospital Revenue Bonds Weekly VRDNs
             (AMBAC INS)/(PNC Bank, N.A. LIQ)                                                               9,000,000
  10,000,000 East Hempfield Township, PA IDA (Series of 1997) Weekly VRDNs (Mennonite
             Home)/(Dauphin Deposit Bank and Trust LOC)                                                    10,000,000
   1,500,000 Easton Area School District, PA (Series 1997) Weekly VRDNs (FGIC INS)/(FGIC Securities
             Purchase, Inc. LIQ)                                                                            1,500,000
  12,000,000 Erie County, PA Hospital Authority Weekly VRDNs (St. Vincent Health System)/(Mellon
             BankN.A., Pittsburgh LOC)                                                                     12,000,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
PENNSYLVANIA--CONTINUED
$ 18,000,000 Lancaster County, PA Hospital Authority, Health Center Revenue Bonds (Series 1996)
             WeeklyVRDNs (Masonic Homes)                                                               $   18,000,000
   4,565,000 Lehigh County, PA General Purpose Authority, Revenue Bonds (Series 1990) Weekly VRDNs
             (Phoebe Terrace, Inc.)/(Corestates Bank N.A., Philadelphia, PA LOC)                            4,565,000
   4,875,000 Moon Township, PA IDA Weekly VRDNs (Airport Hotel Associates)/(National City,
             Pennsylvania LOC)                                                                              4,875,000
   2,150,000 New Castle, PA Area Hospital Authority (Series 1996) Weekly VRDNs (Jameson Memorial
             Hospital)/(FSA INS)/(PNC Bank, N.A. LIQ)                                                       2,150,000
   4,900,000 North Lebanon Township, PA, Municipal Authority Mortgage Bonds Weekly VRDNs
             (GraceCommunity, Inc.)/(Corestates Bank N.A., Philadelphia, PA LOC)                            4,900,000
   3,000,000 North Penn Health, Hospital and Education Authority, PA, Hospital Revenue Bonds
             (Series1998) Weekly VRDNs (North Penn Hospital, PA)/(First Union National Bank,
             Charlotte,N.C. LOC)                                                                            3,000,000
   2,500,000 Northampton County, PA Higher Education Authority, PA-176 Weekly VRDNs
             (MBIAINS)/(Merrill Lynch Capital Services, Inc. LIQ)                                           2,500,000
  18,705,000 Pennsylvania Housing Finance Authority, PT-119A (Series 1997-56C) Weekly VRDNs
             (CreditSuisse First Boston LIQ)                                                               18,705,000
   2,000,000 Pennsylvania State Higher Education Facilities Authority (Series B1), 4.50% TOBs
             (Allentown College of St. Francis de Sales)/(PNC Bank, N.A. LOC), Mandatory Tender
             11/1/1998                                                                                      2,003,047
   3,000,000 Pennsylvania State Higher Education Facilities Authority (Series B2), 4.50% TOBs
             (CarlowCollege)/(PNC Bank, N.A. LOC), Mandatory Tender 11/1/1998                               3,004,571
   3,245,000 (b)Pennsylvania State University, PT-157 (Series 1992), 3.75% TOBs (Rabobank
             Nederland, Utrecht LIQ), Optional Tender 1/14/1999                                             3,245,000
  33,900,000 Philadelphia, PA Gas Works (Series C), 3.60% CP (Canadian Imperial Bank of Commerce,
             Toronto LOC), Mandatory Tender 9/17/1998 33,900,000 6,870,000
   Philadelphia, PA IDA (Series 93) Weekly VRDNs (Sackett Development)/(Mellon
   Bank N.A.,
             Pittsburgh LOC)                                                                                6,870,000
  15,100,000 Philadelphia, PA Redevelopment Authority, Multi-Family Revenue Bonds (Series 1985)
             WeeklyVRDNs (Franklin Town Towers)/(Marine Midland Bank N.A., Buffalo, NY LOC)                15,100,000
  22,000,000 Philadelphia, PA School District (Series B), 4.25% TRANs (PNC Bank, N.A. LOC),
             6/30/1999                                                                                     22,120,082
  18,475,000 Philadelphia, PA Water & Wastewater System (Series 1997A) PT-1033 Weekly VRDNs (AMBAC
             INS)/(Merrill Lynch Capital Services, Inc. LOC)                                               18,475,000
  18,000,000 Philadelphia, PA, 4.25% TRANs, 6/30/1999                                                      18,097,320
   9,800,000 Sayre, PA, Health Care Facilities Authority Weekly VRDNs (VHA of Pennsylvania)/
             (AMBAC INS)/(Mellon Bank N.A., Pittsburgh LIQ)                                                 9,800,000
   6,000,000 Sayre, PA, Health Care Facilities Authority (Series F) Weekly VRDNs
             (VHA of Pennsylvania)/(AMBAC INS)/(Mellon Bank N.A., Pittsburgh LIQ)                           6,000,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
PENNSYLVANIA--CONTINUED
$  4,125,000 Washington County, PA Authority Weekly VRDNs (Eye & Ear Hospital)/(PNC Bank, N.A. LOC)    $    4,125,000
             Total                                                                                        289,370,020
PUERTO RICO--0.2%
   7,500,000 Commonwealth of Puerto Rico, Municipal Securities Trust Receipts (Series 1998-CMC4)
             Weekly VRDNs (MBIA INS)/(Chase Manhattan Corp. LIQ)                                            7,500,000
TENNESSEE--2.2%
  25,000,000 Chattanooga, TN HEFA Weekly VRDNs (McCallie School)/(SunTrust Bank, Atlanta LOC)              25,000,000
   6,100,000 Chattanooga, TN HEFA Weekly VRDNs (Sisken Hospital)/(Nationsbank of Tennessee LOC)             6,100,000
   1,800,000 Jackson County, TN IDB (Series B) Daily VRDNs (Esselte AB)/(Bank of America Illinois
             LOC)                                                                                           1,800,000
   5,600,000 Knox County, TN Health Education & Housing Facilities Board, Adjustable Rate Hospital
             Facilities Revenue Bonds (Series 1996A) Weekly VRDNs (Mercy Health Systems)/
             (Credit Suisse First Boston LIQ)                                                               5,600,000
   5,150,000 Maury County, TN HEFA (Series 1996E) Weekly VRDNs (Southern Healthcare Systems,
             Inc.)/(Bank One, Texas N.A. LOC)                                                               5,150,000
   8,775,000 Memphis, TN Center City Revenue Finance Corp. (Series 1996A) Weekly VRDNs
             (SouthBluffs)/(National Bank of Commerce, Memphis, TN LOC)                                     8,775,000
   2,700,000 Memphis, TN, General Improvement Refunding Bonds (Series 1995A) Weekly VRDNs
             (Westdeutsche Landesbank Girozentrale LOC)                                                     2,700,000
   1,700,000 Metropolitan Government Nashville & Davidson County, TN HEFA (Series 1996)
             WeeklyVRDNs (Dede Wallace Center Project)/(SunTrust Bank, Nashville LOC)                       1,700,000
   4,080,000 Metropolitan Government Nashville & Davidson County, TN HEFA, Educational Facilities
             Revenue Bonds (Series 1997) Weekly VRDNs (Belmont University Project)/
             (SunTrust Bank, Nashville LOC)                                                                 4,080,000
   3,000,000 Montgomery Co, TN Public Building Authority, Pooled Financing Revenue Bonds (Series
             1996) Weekly VRDNs (Montgomery County Loan)/(Nationsbank, N.A., Charlotte LOC)                 3,000,000
   2,700,000 Roane, TN IDB, (Series 1982) Monthly VRDNs (Fortafil Fibers, Inc. Project)/(ABN AMRO
             Bank N.V., Amsterdam LOC)                                                                      2,700,000
   3,500,000 Sevier County, TN Public Building Authority, Local Government Public Improvement Bonds
             (Series II-G-3) Weekly VRDNs (Maryville, TN)/(AMBAC INS)/(KBC Bank
   N.V., Brussels LIQ) 3,500,000 1,825,000 Washington County, TN IDB, Revenue
   Refunding Bonds (Series 1996) Weekly VRDNs
             (Springbrook Properties Project)/(SunTrust Bank, Nashville LOC)                                1,825,000
             Total                                                                                         71,930,000
TEXAS--3.9%
   8,950,000 Aldine, TX Independent School District (Series 1997) SGB-29 Weekly VRDNs
             (TexasPermanent School Fund Guarantee Program GTD)/(Societe Generale, Paris LIQ)               8,950,000
  10,890,000 Aldine, TX Independent School District (Series 1997) SGB-30 Weekly VRDNs
             (TexasPermanent School Fund Guarantee Program GTD)/(Societe Generale, Paris LIQ)              10,890,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
TEXAS--CONTINUED
$ 16,800,000 Austin, TX Utilities System (Series 1997) PT-127 Weekly VRDNs (FSA INS)/(Merrill Lynch
             Capital Services, Inc. LIQ)                                                               $   16,800,000
   3,330,000 Dallas, TX (Series C), 3.70% TOBs, Optional Tender 6/15/1999                                   3,330,000
     400,000 Grapevine, TX, IDC, SimuFlite Training International Project (Series 1993) Weekly
             VRDNs (Southern Air Transport, Inc.)/(Bank of Montreal LOC)                                      400,000
     600,000 Harris County, TX HFDC, Hospital Revenue Bonds (Series 1997) Daily VRDNs
             (MethodistHospital, Harris County, TX)                                                           600,000
  19,140,000 Hurst-Euless-Bedford, TX Independent School District, PT-1050 Weekly VRDNs (Texas
             Permanent School Fund Guarantee Program GTD)/(Merrill Lynch Capital Services, Inc.
             LIQ)                                                                                          19,140,000
   1,620,000 North Richland Hills, TX IDC Weekly VRDNs (Tecnol, Inc.)/(Nationsbank, N.A., Charlotte
             LOC)                                                                                           1,620,000
  18,000,000 Plano ISD, TX, Variable Rate Unlimited Tax School Building Bonds (Series 1997), 3.55%
             TOBs (Texas Permanent School Fund Guarantee Program GTD)/(Union Bank of Switzerland,
             ZurichLIQ), Mandatory Tender 8/10/1998                                                        18,000,000
   4,970,000 TX Pooled Tax Exempt Trust, Certificates of Participation (Series 1996) Weekly VRDNs
             (Bank One, Texas N.A. LOC)                                                                     4,970,000
  33,745,000 Texas Small Business Industrial Development Corp. (Series 1986) Weekly VRDNs
             (TexasPublic Facilities Capital Access Program)/(KBC Bank N.V., Brussels LOC)                 33,745,000
   8,500,000 Texas State (Series A), 4.75% TRANs, 8/31/1998                                                 8,506,117
             Total                                                                                        126,951,117
VERMONT--0.0%
   1,000,000 Vermont Educational and Health Buildings Financing Agency (Series 1995A) Weekly VRDNs
            (KeyBank, N.A. LOC)                                                                             1,000,000
VIRGINIA--0.7%
   6,420,000 Alexandria, VA Redevelopment and Housing Authority (Series 1996A) Weekly VRDNs (Glebe
             Park Apartments Project)/(KBC Bank N.V., Brussels LOC)                                         6,420,000
   3,800,000 Arlington County, VA Weekly VRDNs (Ballston Public Parking)/(Citibank NA, New York
             LOC)                                                                                           3,800,000
   4,000,000 Fairfax County, VA EDA (Series 1995) Weekly VRDNs (American Society of Civil Engineers
             Foundation, Inc. Project)/(Mellon Bank N.A., Pittsburgh LOC)                                   4,000,000
   9,600,000 York County, VA IDA (Series 1985), 3.70% CP (Virginia Electric Power Co.), Mandatory
             Tender10/16/1998                                                                               9,600,000
             Total                                                                                         23,820,000
WASHINGTON--0.1%
   2,200,000 Port of Seattle, WA, IDR Bonds (Series 1985) Weekly VRDNs (Douglas
Management Co.
             Project)/(Mellon Bank N.A., Pittsburgh LOC)                                                    2,200,000
   1,935,000 Washington State Housing Finance Commission (1997 Series 5N-S), 3.85% TOBs, Mandatory
             Tender 12/15/1998                                                                              1,935,000
             Total                                                                                          4,135,000

TAX-FREE OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
(A) SHORT-TERM MUNICIPALS--CONTINUED
WEST VIRGINIA--0.3%
$  7,870,000 Cabell County Commission, WV, Life Care Facilities Multi-Option Revenue Bonds (Series
             1995) Weekly VRDNs (Foster Foundation)/(Huntington National Bank, Columbus, OH LOC)       $    7,870,000
   3,000,000 Marshall County, WV, PCR (Series 1992) Weekly VRDNs (PPG Industries, Inc.)                     3,000,000
             Total                                                                                         10,870,000
WISCONSIN--2.4%
   1,800,000 Appleton, WI Area School District, 4.05% BANs, 11/10/1998                                      1,800,372
   3,250,000 Hancock, WI, Industrial Development Revenue Refunding Bonds (Series 1996) Weekly VRDNs
             (Ore-Ida Foods, Inc.)/(Heinz (H.J.) Co. GTD)                                                   3,250,000
   5,175,000 Kettle Moraine, WI School District, 4.10% TRANs, 8/31/1998                                     5,175,656
   6,700,000 Menomonee Falls, WI School District, 4.10% TRANs, 8/28/1998                                    6,700,714
  28,100,000 Milwaukee, WI, Trust Receipts (Series 1998) Daily VRDNs (National Westminster Bank,
             PLC, London LIQ)                                                                              28,100,000
   7,900,000 New Berlin, WI, 4.10% TRANs, 8/27/1998                                                         7,901,199
   3,750,000 Verona, WI Area School District, 3.95% TRANs, 8/26/1998                                        3,750,048
  21,590,000 Wisconsin Health and Educational Facilities Authority, MERLOTs (Series 1997B)
             WeeklyVRDNs (Sinai Samaritan Medical Center, Inc.)/(MBIA INS)/(Corestates Bank N.A.,
             Philadelphia, PA LIQ)                                                                         21,590,000
             Total                                                                                         78,267,989
WYOMING--0.1%
   2,235,000 Douglas, WY, IDR Bonds, 3.80% TOBs (Safeway, Inc.)/(Bankers Trust Co., New York LOC),
             Mandatory Tender 12/1/1998                                                                     2,235,000
   1,125,000 Natrona County, WY, Hospital Revenue, 5.525% TOBs (Grainger (W.W.), Inc.), Optional
             Tender 12/1/1998                                                                               1,125,000
             Total                                                                                          3,360,000
             TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                                  $3,261,320,015


(a) The Fund invests in securities rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's highest rating category is determined without regard for sub- categories and gradations. For example, securities rated SP-1+ or SP-1 by Standard & Poor's, MIG-1 or VMIG-1 by Moody's Investors Service, Inc., or F-1+ or F-1 by Fitch IBCA, Inc. are all considered rated in the highest short-term rating category. Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First Tier security. At July 31, 1998, the portfolio securities were rated as follows:

  Tier Rating Based on Total Market Value (Unaudited)

FIRST TIER     SECOND TIER
  100.0%            0%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At July 31, 1998, these securities amounted to $153,178,020 which represents 4.8% of net assets.

(c) Cost for federal tax purposes $3,261,457,294.

Note: The categories of investments are shown as a percentage of net assets

($3,220,286,184) at July 31, 1998.

The following acronyms are used throughout this portfolio:

AMBAC --American Municipal Bond Assurance Corporation BANs --Bond Anticipation Notes CAPMAC--Capital Municipal Assurance Corporation COL --Collateralized CP --Commercial Paper EDA --Economic Development Authority EDC --Economic Development Commission EDR --Economic Development Revenue FGIC --Financial Guaranty Insurance Company FHA --Federal Housing Administration FSA --Financial Security Assurance GNMA --Government National Mortgage Association GO --General Obligation GTD --Guaranty HEFA --Health and Education Facilities Authority HFA --Housing Finance Authority HFDC --Health Facility Development Corporation IDA --Industrial Development Authority IDB --Industrial Development Bond IDC --Industrial Development Corporation IDR --Industrial Development Revenue IFA --Industrial Finance Authority INS --Insured ISD --Independent School District LIQ --Liquidity Agreement LOCs --Letter(s) of Credit LOC --Letter of Credit LP --Limited Partnership MBIA --Municipal Bond Investors Assurance PCR --Pollution Control Revenue PLC --Public Limited Company PRF --Prerefunded RANs --Revenue Anticipation Notes SA --Support Agreement TANs --Tax Anticipation Notes TOBs --Tender Option Bonds TRANs --Tax and Revenue Anticipation Notes UT --Unlimited Tax VHA --Veterans Housing Administration VRDNs --Variable Rate Demand Notes


(See Notes which are an integral part of the Financial Statements)


STATEMENT OF ASSETS AND LIABILITIES

TAX-FREE OBLIGATIONS FUND

JULY 31, 1998

ASSETS:
Total investments in securities, at amortized cost and value (tax cost $3,261,457,294)             $3,261,320,015
Cash                                                                                                    2,204,877
Income receivable                                                                                      22,125,232
Prepaid expenses                                                                                          110,018
Total assets                                                                                        3,285,760,142
LIABILITIES:
Payable for investments purchased                                                      $57,429,740
Payable for shares redeemed                                                                562,493
Income distribution payable                                                              7,023,164
Accrued expenses                                                                           458,561
Total liabilities                                                                                      65,473,958
NET ASSETS for 3,220,252,875 shares outstanding                                                    $3,220,286,184
NET ASSETS CONSIST OF:
Paid in capital                                                                                    $3,220,252,875
Undistributed net investment income                                                                        (6,573)
Accumulated net realized gain on investments                                                               39,882
Total net assets                                                                                   $3,220,286,184
NET ASSETS VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$2,279,769,954 / 2,279,756,872 shares outstanding                                                           $1.00
INSTITUTIONAL SERVICE SHARES:
$940,516,230 / 940,496,003 shares outstanding                                                               $1.00


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

TAX-FREE OBLIGATIONS FUND

YEAR ENDED JULY 31, 1998

INVESTMENT INCOME:
Interest                                                                           $94,553,456
EXPENSES:
Investment advisory fee $ 5,174,140 Administrative personnel and services fee
1,951,404 Custodian fees 1,923 Transfer and dividend disbursing agent fees and expenses 72,461 Directors'/Trustees' fees 17,746 Auditing fees 13,842 Legal fees
32,982 Portfolio accounting fees 230,793 Shareholder services fee--Institutional
Shares 4,610,695 Shareholder services fee--Institutional Service Shares
1,856,980 Share registration costs 249,291 Printing and postage 76,487 Insurance premiums 113,779 Taxes 12 Miscellaneous 15,006 Total expenses 14,417,541 Waivers
-- Waiver of investment advisory fee $(2,661,895) Waiver of shareholder services fee--Institutional Shares (4,610,695) Total waivers (7,272,590) Net expenses
7,144,951 Net investment income 87,408,505 Net realized gain on investments
131,365 Change in net assets resulting from operations $87,539,870


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

TAX-FREE OBLIGATIONS FUND

                                                                                               Year Ended July31,
                                                                                            1998               1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                                 $     87,408,505  $     72,319,761
Net realized gain (loss) on investments ($145,964 net gain and $107,581 net loss,
respectively, as computed for federal income tax purposes)                                     131,365            (9,927)
Change in net assets resulting from operations                                              87,539,870        72,309,834
DISTRUBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Institutional Shares                                                                       (63,605,236)      (56,940,629)
Institutional Service Shares                                                               (23,803,270)      (15,379,132)
Change in net assets resulting from distributions to shareholders                          (87,408,506)      (72,319,761)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                                            16,237,569,274    12,978,635,504
Net asset value of shares issued to shareholders in payment of distributions declared       12,646,067         9,465,909
Cost of shares redeemed                                                                (15,092,223,527)  (12,847,315,602)
Change in net assets resulting from share transactions                                   1,157,991,814       140,785,811
Change in net assets                                                                     1,158,123,178       140,775,884
NET ASSETS:
Beginning of period                                                                      2,062,163,006     1,921,387,122
End of period (including undistributed net investment income of
$0 and $24,515, respectively)                                                         $  3,220,286,184  $  2,062,163,006


(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

TAX-FREE OBLIGATIONS FUND

JULY 31, 1998

ORGANIZATION

Money Market Obligations Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Tax-Free Obligations Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide dividend income exempt from federal regular income tax consistent with stability of principal.

The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book/tax treatments of partnerships. The following reclassifications have been made to the financial statements.

            Increase (Decrease)
  ACCUMULATED          UNDISTRIBUTED
 NET REALIZED         NET INVESTMENT
   GAIN/LOSS             INCOME
    $31,087             $(31,087)


Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.


At July 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $17,686, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2005.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at July 31, 1998, is as follows:


SECURITY                                                                    ACQUISITION DATE  ACQUISITION COST
Alaska International Airports System, (Series 1998A)                             7/22/1998      $14,333,176
Alaska State Housing Finance Corp., PT-202                                       6/26/1998        7,205,000
Bibb County, GA, PT-199                                                          6/19/1998        8,000,000
California Community College Financing Authority, Trust Receipts
 (Series 1998 FR/RI-A24)                                                          7/16/1998       20,000,000
Illinois Development Finance Authority, PT-131 (Series 1995A)                    10/2/1997        6,000,000
Los Angeles County, CA Unified School District, Trust Receipts, FR/RI-A26         7/1/1998       53,800,000
Maryland State Community Development Administration, (Series 1997)               1/13/1998       23,820,000
New York State Dormitory Authority, PT-192                                        6/5/1998       11,780,000
New York State Mortgage Agency, PT-164                                           3/25/1998        4,995,000
Pennsylvania State University, PT-157 (Series 1992)                              1/29/1998        3,245,000



USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At July 31, 1998, capital paid-in aggregated $3,220,252,875.


Transactions in shares were as follows:


                                                                           YEAR ENDED JULY 31,
                                                                        1998              1997
INSTITUTIONAL SHARES
Shares sold                                                         12,763,472,990   11,143,842,232
Shares issued to shareholders in payment of distributions declared       8,791,413        7,389,962
Shares redeemed                                                    (11,966,763,689) (11,192,024,289)
Net change resulting from Institutional Share transactions             805,500,714      (40,792,095)

                                                                          YEAR ENDED JULY 31,
                                                                         1998            1997
INSTITUTIONAL SERVICE SHARES
Shares sold                                                          3,474,096,284    1,834,793,272
Shares issued to shareholders in payment of distributions declared       3,854,654        2,075,947
Shares redeemed                                                     (3,125,459,838)  (1,655,291,313)
Net change resulting from Institutional Service Share transactions     352,491,100      181,577,906
Net change resulting from share transactions                         1,157,991,814      140,785,811


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

Fserv, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended July 31, 1998, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $5,316,380,000 and $4,618,988,437, respectively.


GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MONEY MARKET OBLIGATIONS TRUST
(Tax-Free Obligations Fund):

We have audited the accompanying statement of assets and liabilities of Tax-Free Obligations Fund (an investment portfolio of Money Market Obligations Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of July 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Obligations Fund (an investment portfolio of Money Market Obligations Trust) as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
September 25, 1998

Tax-Free
Obligations Fund

(A Portfolio of Money Market Obligations Trust)

Institutional Service Shares



PROSPECTUS
SEPTEMBER 30, 1998



An Open-End Management
Investment Company

TAX-FREE
OBLIGATIONS FUND
INSTITUTIONAL SERVICE SHARES



Federated Investors Funds

5800 Corporate Drive

Pittsburgh, Pa 15237-7000



DISTRIBUTOR

Federated Securities Corp.

Federated Investors Tower



1001 Liberty Avenue



Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

Federated Management

Federated Investors Tower



1001 Liberty Avenue



Pittsburgh, PA 15222-3779

Custodian

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP

2100 One PPG Place

Pittsburgh, PA 15222

[GRAPHIC]

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com


Cusip 60934N880
9110207A-SS (9/98)


[GRAPHIC]




Treasury Obligations Fund

(A Portfolio of Money Market Obligations Trust)

Institutional Capital Shares

PROSPECTUS

The Institutional Capital Shares of Treasury Obligations Fund (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term U.S. Treasury securities to achieve current income consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information dated September 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



PROSPECTUS DATED SEPTEMBER 30, 1998



TABLE OF CONTENTS



Summary of Fund Expenses   1

Financial Highlights -- Institutional Capital Shares   2

General Information   3

Year 2000 Statement   3

Investment Information   3

Investment Objective   3

Investment Policies   3

Investment Limitations   4

Fund Information   4

Management of the Fund   4

Distribution of Institutional Capital Shares    5

Administration of the Fund   5

Net Asset Value   5

How to Purchase Shares   5

Purchasing Shares by Wire   6

Purchasing Shares by Check   6

Invest-by-Phone   6

How to Redeem Shares   6

Redeeming Shares by Telephone   6

Redeeming Shares by Mail   7

Account and Share Information   7

Dividends   7

Capital Gains   7

Account Activity   7

Accounts with Low Balances   7

Voting Rights   7

Tax Information   8

Federal Income Tax   8

State and Local Taxes   8

Other Classes of Shares   8

Performance Information   8

Last Meeting of Shareholders   9

Financial Highlights -- Institutional Shares   10

Financial Highlights -- Institutional Service Shares   11

Financial Statements   12

Report of Independent Public Accountants   20



SUMMARY OF FUND EXPENSES

INSTITUTIONAL CAPITAL SHARES
SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)
None Redemption Fee (as a percentage of amount redeemed, if applicable) None
Exchange Fee None           ANNUAL OPERATING EXPENSES (As a percentage of average net assets)             Management Fee (after waiver)(1) 0.10% 12b-1 Fee
None Total Other Expenses 0.20% Shareholder Services Fee (after waiver)(2) 0.10%
Total Operating Expenses(3) 0.30%

 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.

 (2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

 (3) The total operating expenses would have been 0.55% absent the voluntary waivers of portions of the management fee and the shareholder services fee.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Capital Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information" and "How to Purchase Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.
1 Year                                                                              $ 3
3 Years                                                                             $10
5 Years                                                                             $17
10 Years                                                                            $38


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS -- INSTITUTIONAL CAPITAL SHARES

TREASURY OBLIGATIONS FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Reference is made to the Report of Independent Public Accountants on page 20.

                                          YEAR ENDED JULY 31,
                                           1998       1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD      $ 1.00     $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                       0.05       0.02
LESS DISTRIBUTIONS
Distributions from net investment income   (0.05)     (0.02)
NET ASSET VALUE, END OF PERIOD            $ 1.00     $ 1.00
TOTAL RETURN(B)                             5.43%      1.58%
RATIOS TO AVERAGE NET ASSETS
Expenses                                    0.30%      0.30%*
Net investment income                       5.30%      5.42%*
Expense waiver/reimbursement(c)             0.25%      0.25%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)  $31,703    $42,505

 * Computed on an annualized basis.

 (a) Reflects operations for the period from April 14, 1997 (date of initial public investment) to July 31, 1997.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION



The Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 3, 1988. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has established three classes of shares known as Institutional Capital Shares, Institutional Shares, and Institutional Service Shares. This prospectus relates only to Institutional Capital Shares of the Fund, which are designed primarily for financial institutions, financial intermediaries and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing only in short-term U.S. Treasury securities. A minimum initial investment of $1,000,000 over a one-year period is required.



The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.



YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.




INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing only in a portfolio of U.S. Treasury securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests only in U.S. Treasury securities, which are fully guaranteed as to principal and interest by the United States.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Fund's Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

INVESTMENT LIMITATIONS

The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.


FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND



Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John
F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.



Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL CAPITAL SHARES



Federated Securities Corp. is the principal distributor for Institutional Capital Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.



SHAREHOLDER SERVICES



The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. specified below:



MAXIMUM            AVERAGE AGGREGATE
  FEE               DAILY NET ASSETS
 0.150%         on the first $250 million
 0.125%         on the next $250 million
 0.100%         on the next $250 million
 0.075%    on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Capital Shares from the value of Fund assets attributable to Institutional Capital Shares, and dividing the remainder by the number of Institutional Capital Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 5:00 p.m., (Eastern time), Monday through Friday, except on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE



Shares may be purchased by Federal Reserve wire by calling the Fund before 5:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 5:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Treasury Obligations Fund -- Institutional Capital Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK



Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Treasury Obligations Fund -- Institutional Capital Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.



INVEST-BY-PHONE



Once an account has been opened, a shareholder may use invest-by-phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.



HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE



Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 5:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266- 8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.



Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.



ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 5:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS



The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net capital gains at least once every 12 months.

ACCOUNT ACTIVITY

Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.



As of September 3, 1998, American Bank, Rock Island, IL, owned 52.97% of the voting securities of the Fund and St. Joseph's Hospital Gross Receipt Money Advantage, Syracuse, NY, owned 33.37% of the voting securities of the Fund and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.



TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES



Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.



OTHER CLASSES OF SHARES

The Fund also offers other classes. Institutional Shares are sold at net asset value primarily to entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000. Institutional Service Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000.

All classes are subject to certain of the same expenses.



Institutional Shares and Institutional Service Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.



Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION



From time to time, the Fund advertises its yield, effective yield, and total return. The performance figures will be calculated separately for each class of shares.



Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.



LAST MEETING OF SHAREHOLDERS

A Special Meeting of Trust shareholders was held on April 23, 1998. On February 24, 1998, the record date for shareholders voting at the meeting, there were 28,912,813,604 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1: To elect Trustees.*

                                  SHARES VOTED FOR  SHARES WITHHELD AUTHORITY
Thomas G. Bigley                    17,186,131,753          91,735,736
John T. Conroy, Jr.                 17,186,450,467          91,417,022
Peter E. Madden                     17,187,792,175          90,075,314
John E. Murray, Jr., J.D., S.J.D.   17,187,671,030          90,196,459

 * The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, William J. Copeland, J. Christopher Donahue, James E. Dowd, Esq., Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Esq., Wesley W. Posvar, and Marjorie P. Smuts.



FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

TREASURY OBLIGATIONS FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Reference is made to the Report of Independent Public Accountants on page 20.

                               YEAR ENDED JULY 31,
                         1998        1997       1996       1995       1994       1993       1992       1991     1990(A)
NET ASSET VALUE,
BEGINNING OF PERIOD       $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00   $ 1.00
INCOME FROM
INVESTMENT OPERATIONS
Net investment income       0.05       0.05       0.05       0.05       0.03       0.03       0.05       0.07     0.04
LESS DISTRIBUTIONS
Distributions from
net investment income      (0.05)     (0.05)     (0.05)     (0.05)     (0.03)     (0.03)     (0.05)     (0.07)   (0.04)
NET ASSET VALUE,
END OF PERIOD             $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00   $ 1.00
TOTAL RETURN(B)             5.54%      5.36%      5.53%      5.50%      3.35%      3.15%      4.61%      7.11%    5.09%
RATIOS TO AVERAGE
NET ASSETS
Expenses                    0.20%      0.20%      0.20%      0.20%      0.20%      0.20%      0.20%      0.20%    0.20%*
Net investment income       5.40%      5.24%      5.37%      5.42%      3.29%      3.11%      4.49%      6.65%    8.16%*
Expense waiver/
reimbursement(c)            0.35%      0.35%      0.36%      0.36%      0.10%      0.07%      0.08%      0.09%    0.15%*
SUPPLEMENTAL DATA
Net assets, end
of period
(000 omitted)         $5,289,871 $4,814,583 $4,649,870 $3,441,068 $2,582,975 $2,532,482 $2,432,037 $1,678,880 $576,048


 * Computed on an annualized basis.

 (a) Reflects operations for the period from February 23, 1990 (date of initial public investment) to July 31, 1990.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SERVICE SHARES

TREASURY OBLIGATIONS FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Reference is made to the Report of Independent Public Accountants on page 20.

                                                              YEAR ENDED JULY 31,
                                             1998        1997        1996      1995    1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD         $ 1.00      $ 1.00      $ 1.00    $ 1.00  $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                          0.05        0.05        0.05      0.05    0.003
LESS DISTRIBUTIONS
Distributions from net investment income      (0.05)      (0.05)      (0.05)    (0.05)  (0.003)
NET ASSET VALUE, END OF PERIOD               $ 1.00      $ 1.00      $ 1.00    $ 1.00    1.00
TOTAL RETURN(B)                                5.28%       5.10%       5.26%     5.23%   0.29%
RATIOS TO AVERAGE NET ASSETS
Expenses                                       0.45%       0.45%      0.45%      0.45%   0.39%*
Net investment income                          5.15%       5.03%       5.12%     5.53%   4.26%*
Expense waiver/reimbursement(c)                0.10%       0.10%       0.11%     0.11%   0.10%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)  $5,045,428  $3,054,110  $1,516,839  $543,855  $8,887


 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 5, 1994 (date of initial public investment) to July 31, 1994.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

TREASURY OBLIGATIONS FUND

JULY 31, 1998

PRINCIPAL
 AMOUNT                                                                                                       VALUE
SHORT-TERM U.S. TREASURY NOTES--13.9%
 $1,434,000,000 5.000% - 8.875%, 11/15/1998-7/31/1999                                                   $  1,439,566,972
(A)REPURCHASE AGREEMENTS--86.2%
    287,000,000 ABN AMRO Chicago Corp., 5.640%, dated 7/31/1998, due 8/3/1998                                287,000,000
    155,000,000 BA Securities, Inc., 5.630%, dated 7/31/1998, due 8/3/1998                                   155,000,000
    350,000,000 BT Securities Corp., 5.640%, dated 7/31/1998, due 8/3/1998                                   350,000,000
    452,000,000 Bank of Tokyo-Mitsubishi Ltd., 5.650%, dated 7/31/1998, due 8/3/1998                         452,000,000
    100,000,000 Barclays de Zoete Wedd Securities, Inc., 5.500%, dated 7/31/1998, due 8/3/1998               100,000,000
    510,000,000 Barclays de Zoete Wedd Securities, Inc., 5.650%, dated 7/31/1998, due 8/3/1998               510,000,000
    252,000,000 Bear, Stearns and Co., 5.630%, dated 7/31/1998, due 8/3/1998                                 252,000,000
    252,000,000 CIBC Wood Gundy Securities Corp., 5.625%, dated 7/31/1998, due 8/3/1998                      252,000,000
     65,000,000 CIBC Wood Gundy Securities Corp., 5.640%, dated 7/31/1998, due 8/3/1998                       65,000,000
    226,000,000 Deutsche Bank Government Securities, Inc., 5.640%, dated 7/31/1998, due 8/3/1998             226,000,000
    492,000,000 Donaldson, Lufkin and Jenrette Securities Corp., 5.620%, dated 7/31/1998, due 8/3/1998       492,000,000
    155,000,000 First Chicago Capital Markets, Inc., 5.620%, dated 7/31/1998, due 8/3/1998                   155,000,000
    492,000,000 First Union Capital Markets, 5.630%, dated 7/31/1998, due 8/3/1998                           492,000,000
    514,000,000 (b)Goldman Sachs Group, LP, 5.480%, dated 6/30/1998, due 10/1/1998                           514,000,000
     66,000,000 (b)Goldman Sachs Group, LP, 5.480%, dated 7/1/1998, due 10/2/1998                             66,000,000
    500,000,000 Goldman Sachs Group, LP, 5.660%, dated 7/31/1998, due 8/3/1998                               500,000,000
    432,000,000 Greenwich Capital Markets, Inc., 5.640%, dated 7/31/1998, due 8/3/1998                       432,000,000
    122,000,000 Harris Nesbitt Thomson, Inc., 5.640%, dated 7/31/1998, due 8/3/1998                          122,000,000
     80,000,000 (b)J.P. Morgan & Co., Inc., 5.490%, dated 7/31/1998, due 9/29/1998                            80,000,000
     35,000,000 J.P. Morgan & Co., Inc., 5.550%, dated 7/31/1998, due 8/3/1998                                35,000,000
    340,000,000 (b)Merrill Lynch, Pierce, Fenner and Smith, 5.500%, dated 5/8/1998, due 8/10/1998            340,000,000
    492,000,000 Salomon Brothers, Inc., 5.650%, dated 7/31/1998, due 8/3/1998                                492,000,000
    130,000,000 Societe Generale Securities Corp., 5.625%, dated 7/31/1998, due 8/3/1998                     130,000,000
    492,000,000 Societe Generale, New York, 5.640%, dated 7/31/1998, due 8/3/1998                            492,000,000
    150,000,000 State Street Bank and Trust Co., 5.620%, dated 7/31/1998, due 8/3/1998                       150,000,000
    492,000,000 Toronto Dominion Securities (USA) Inc., 5.620%, dated 7/31/1998, due 8/3/1998                492,000,000

TREASURY OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                       VALUE
(A)REPURCHASE AGREEMENTS--CONTINUED
$   245,000,000 (b)UBS Securities, Inc., 5.450%, dated 6/17/1998, due 9/15/1998                         $    245,000,000
    700,000,000 Warburg Dillon Reed LLC, 5.620%, dated 7/31/1998, due 8/3/1998                               700,000,000
    357,000,000 Westdeutsche Landesbank Girozentrale, 5.640%, dated 7/31/1998, due 8/3/1998                  357,000,000
                TOTAL REPURCHASE AGREEMENTS                                                                8,935,000,000
                TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                                 $10,374,566,972

 (a) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

 (b) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

 (c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($10,367,001,889) at July 31, 1998.



The following acronyms are used throughout this portfolio:



LLC--Limited Liability Corporation
LP --Limited Partnership



 (See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

TREASURY OBLIGATIONS FUND

JULY 31, 1998

ASSETS:
Investments in repurchase agreements                                $8,935,000,000
Investments in securities                                            1,439,566,972
Total investments in securities, at amortized cost and value                        $10,374,566,972
Cash                                                                                      2,153,988
Income receivable                                                                        27,855,466
Receivable for shares sold                                                                  797,993
Total assets                                                                         10,405,374,419
LIABILITIES:
Payable for shares redeemed                                                422,399
Income distribution payable                                             35,747,174
Accrued expenses                                                         2,202,957
Total liabilities                                                                        38,372,530
NET ASSETS for 10,367,001,889 shares outstanding                                    $10,367,001,889
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$5,289,870,944 / 5,289,870,944 shares outstanding                                             $1.00
INSTITUTIONAL SERVICE SHARES:
$5,045,428,127 / 5,045,428,127 shares outstanding                                             $1.00
INSTITUTIONAL CAPITAL SHARES:
$31,702,818 / 31,702,818 shares outstanding                                                   $1.00


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

TREASURY OBLIGATIONS FUND

YEAR ENDED JULY 31, 1998

INVESTMENT INCOME:
Interest                                                                                    $541,436,483
EXPENSES:
Investment advisory fee                                                       $ 19,318,524
Administrative personnel and services fee                                        7,285,996
Custodian fees                                                                     496,306
Transfer and dividend disbursing agent fees and expenses                           218,712
Directors'/Trustees' fees                                                           64,970
Auditing fees                                                                       13,057
Legal fees                                                                          37,111
Portfolio accounting fees                                                          693,672
Shareholder services feeInstitutional Shares                                    13,132,731
Shareholder services feeInstitutional Service Shares                            10,908,834
Shareholder services feeInstitutional Capital Shares                               106,590
Share registration costs                                                           873,666
Printing and postage                                                               192,668
Insurance premiums                                                                  50,195
Taxes                                                                                  731
Miscellaneous                                                                       35,036
Total expenses                                                                  53,428,799
Waivers
Waiver of investment advisory fee                               $ (9,537,113)
Waiver of shareholder services feeInstitutional Shares           (13,132,731)
Waiver of shareholder services feeInstitutional Capital Shares       (63,954)
Total waivers                                                                  (22,733,798)
Net expenses                                                                                  30,695,001
Net investment income                                                                       $510,741,482


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

TREASURY OBLIGATIONS FUND

                                                                                             YEAR ENDED JULY 31,
                                                                                           1998               1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income                                                                 $    510,741,482  $    359,583,153
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Institutional Shares                                                                      (283,582,801)     (254,552,990)
Institutional Service Shares                                                              (224,897,953)     (104,840,770)
Institutional Capital Shares                                                                (2,260,728)         (189,393)
Change in net assets resulting from distributions to shareholders                         (510,741,482)     (359,583,153)
SHARE TRANSACTIONS
Proceeds from sale of shares                                                            62,011,458,681    43,911,491,307
Net asset value of shares issued to shareholders in payment of distributions declared      122,517,950        84,240,302
Cost of shares redeemed                                                                (59,678,173,575)  (42,251,242,453)
Change in net assets resulting from share transactions                                   2,455,803,056     1,744,489,156
Change in net assets                                                                     2,455,803,056     1,744,489,156
NET ASSETS:
Beginning of period                                                                      7,911,198,833     6,166,709,677
End of period                                                                         $ 10,367,001,889  $  7,911,198,833


(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

TREASURY OBLIGATIONS FUND

JULY 31, 1998

ORGANIZATION

Money Market Obligations Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Treasury Obligations Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is current income consistent with stability of principal.

The Fund offers three classes of shares: Institutional Shares, Institutional Service Shares, and Institutional Capital Shares. Effective April 14, 1997, the Trust added Institutional Capital Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:


                                                                          YEAR ENDED JULY 31,
INSTITUTIONAL SHARES                                                    1998             1997
Shares sold                                                         29,392,382,133   27,254,234,550
Shares issued to shareholders in payment of distributions declared      45,925,317       50,228,539
Shares redeemed                                                    (28,963,019,841) (27,139,750,037)
Net change resulting from Institutional Share transactions             475,287,609      164,713,052
                                                                          YEAR ENDED JULY 31,
INSTITUTIONAL SERVICE SHARES                                            1998             1997
Shares sold                                                         31,821,116,897   16,581,686,843
Shares issued to shareholders in payment of distributions declared      74,615,681       33,822,698
Shares redeemed                                                    (29,904,414,631) (15,078,238,755)
Net change resulting from Institutional Service Share transactions   1,991,317,947    1,537,270,786
                                                                          YEAR ENDED JULY 31,
INSTITUTIONAL CAPITAL SHARES                                            1998            1997(A)
Shares sold                                                            797,959,651       75,569,914
Shares issued to shareholders in payment of distributions declared       1,976,952          189,065
Shares redeemed                                                       (810,739,103)     (33,253,661)
Net change resulting from Institutional Capital Share transactions     (10,802,500)      42,505,318
Net change resulting from share transactions                         2,455,803,056    1,744,489,156

 (a) For the period from April 14, 1997 (date of initial public investment) to July 31, 1997.

At July 31, 1998, capital paid-in aggregated $10,367,001,889.



INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MONEY MARKET OBLIGATIONS TRUST
(Treasury Obligations Fund):



We have audited the accompanying statement of assets and liabilities of Treasury Obligations Fund (an investment portfolio of Money Market Obligations Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of July 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. As to confirmation replies not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Treasury Obligations Fund (an investment portfolio of Money Market Obligations Trust) as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
September 25, 1998



(graphic)

Treasury Obligations Fund

(A Portfolio of Money Market Obligations Trust)

Institutional Capital Shares



PROSPECTUS
SEPTEMBER 30, 1998



An Open-End Management
Investment Company

TREASURY OBLIGATIONS FUND
INSTITUTIONAL CAPITAL SHARES



Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000



DISTRIBUTOR



Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779



INVESTMENT ADVISER



Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779



CUSTODIAN

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222
Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 60934N823
G01353-01 (9/98)

(graphic)





Treasury Obligations Fund

(A Portfolio of Money Market Obligations Trust)
Institutional Service Shares

PROSPECTUS

The Institutional Service Shares of Treasury Obligations Fund (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term U.S. Treasury securities to achieve current income consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information dated September 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



PROSPECTUS DATED SEPTEMBER 30, 1998



TABLE OF CONTENTS

Summary of Fund Expenses   1

Financial Highlights - Institutional Service Shares   2

General Information   3

Year 2000 Statement   3

Investment Information   3

Investment Objective   3

Investment Policies   3

Investment Limitations   4

Fund Information   4

Management of the Fund   4

Distribution of Institutional Service Shares    5

Administration of the Fund   5

Net Asset Value   5

How to Purchase Shares   5

Purchasing Shares by Wire   6

Purchasing Shares by Check   6

Invest-by-Phone   6

How to Redeem Shares   6

Redeeming Shares by Telephone   6

Redeeming Shares by Mail   7

Account and Share Information   7

Dividends   7

Capital Gains   7

Account Activity   7

Accounts with Low Balances   7

Voting Rights   7

Tax Information   7

Federal Income Tax   7

State and Local Taxes   8

Other Classes of Shares   8

Performance Information   8

Last Meeting of Shareholders   9

Financial Highlights - Institutional Shares   10

Financial Highlights - Institutional Capital Shares   11

Financial Statements  12

Report of Independent Public Accountants   20



SUMMARY OF FUND EXPENSES


                              INSTITUTIONAL SERVICE SHARES
                            SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)            None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage
 of offering price)                                                                      None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
 redemption proceeds, as applicable)                                                     None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
                               ANNUAL OPERATING EXPENSES
                       (As a percentage of average net assets)
Management Fee (after waiver)(1)                                                         0.10%
12b-1 Fee                                                                                None
Total Other Expenses                                                                     0.35%
 Shareholder Services Fee                                                         0.25%
Total Operating Expenses(2)                                                              0.45%


 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.

(2) The total operating expenses would have been 0.55% absent the voluntary waiver of a portion of the management fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information" and "How to Purchase Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.
1 Year                                                                    $ 5
3 Years                                                                   $14
5 Years                                                                   $25
10 Years                                                                  $57




THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS - INSTITUTIONAL SERVICE SHARES
TREASURY OBLIGATIONS FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 20.


                                       YEAR  ENDED  JULY 31,
                                         1998       1997       1996     1995    1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD    $ 1.00     $ 1.00     $ 1.00   $ 1.00   $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                     0.05       0.05       0.05     0.05    0.003
LESS DISTRIBUTIONS
Distributions from net
investment income                        (0.05)     (0.05)     (0.05)   (0.05)  (0.003 )
NET ASSET VALUE, END OF PERIOD          $ 1.00     $ 1.00     $ 1.00   $ 1.00   $ 1.00
TOTAL RETURN(B)                           5.28%      5.10%      5.26%    5.23%    0.29 %
RATIOS TO AVERAGE NET ASSETS
Expenses                                  0.45%      0.45%      0.45%    0.45%    0.39%*
Net investment income                     5.15%      5.03%      5.12%    5.53%    4.26%*
Expense waiver/reimbursement(c)           0.10%      0.10%      0.11%    0.11%    0.10%*
SUPPLEMENTAL DATA
Net assets, end of period
(000 omitted)                       $5,045,428 $3,054,110 $1,516,839 $543,855   $8,887




 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 5, 1994 (date of initial public investment) to July 31, 1994.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


GENERAL INFORMATION



The Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 3, 1988. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has established three classes of shares known as Institutional Service Shares, Institutional Shares, and Institutional Capital Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for financial institutions, financial intermediaries, and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing only in short-term U.S. Treasury securities. A minimum initial investment of $1,000,000 over a one-year period is required.



The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.



YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator, and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing, and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.




INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing only in a portfolio of U.S. Treasury securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests only in U.S. Treasury securities, which are fully guaranteed as to principal and interest by the United States.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES



In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.



INVESTMENT LIMITATIONS

The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.


FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND



Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trust ees of which are John
F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.



Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES



Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.



SHAREHOLDER SERVICES



The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. specified below:



MAXIMUM           AVERAGE AGGREGATE
 FEE               DAILY NET ASSETS
0.150%         on the first $250 million
0.125%         on the next $250 million
0.100%         on the next $250 million
0.075%   on assets in excess of $750 million





The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.


NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 5:00 p.m. (Eastern time), Monday through Friday, except on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.




HOW TO PURCHASE SHARES



Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock Exchange is open for business. Shares may be purchased, either by wire or by check. The Fund reserves the right to reject any purchase request.



To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE



Shares may be purchased by Federal Reserve wire by calling the Fund before 5:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 5:00 p.m.(Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Treasury Obligations Fund-Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK



Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Treasury Obligations Fund- Institutional Service Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.



INVEST-BY-PHONE



Once an account has been opened, a shareholder may use Invest-by-Phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.




HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE



Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 5:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.


REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266- 8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.


ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 5:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS



The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net capital gains at least once every 12 months.

ACCOUNT ACTIVITY

Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.


TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.




OTHER CLASSES OF SHARES

The Fund also offers other classes. Institutional Shares are sold at net asset value primarily to entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries, and institutional investors and are subject to a minimum initial investment of $1,000,000. Institutional Capital Shares are sold at net asset value primarily to financial institutions, financial intermediaries, and institutional investors and are subject to a minimum initial investment of $1,000,000.

All classes are subject to certain of the same expenses.



Institutional Shares and Institutional Capital Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.



Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.




LAST MEETING OF SHAREHOLDERS

A Special Meeting of Trust shareholders was held on April 23, 1998. On February 24, 1998, the record date for shareholders voting at the meeting, there were 28,912,813,604 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1: To elect Trustees.*


                                  SHARES VOTED FOR   SHARES WITHHELD AUTHORITY
Thomas G Bigley                     17,186,131,753          91,735,736
John T. Conroy, Jr.                 17,186,450,467          91,417,022
Peter E. Madden                     17,187,792,175          90,075,314
John E. Murray, Jr., J.D., S.J.D.   17,187,671,030          90,196,459


 * The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, William J. Copeland, J. Christopher Donahue, James E. Dowd, Esq., Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Esq., Wesley W. Posvar, and Marjorie P. Smuts.




FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

TREASURY OBLIGATIONS FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 20.

                                                                    YEAR  ENDED  JULY 31,
                                 1998       1997        1996       1995      1994       1993       1992       1991    1990(A)
NET ASSET VALUE, BEGINNING
OF PERIOD                       $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00   $ 1.00
INCOME FROM INVESTMENT
OPERATIONS
Net investment income             0.05       0.05       0.05       0.05       0.03       0.03       0.05       0.07     0.04
LESS DISTRIBUTIONS
Distributions from net
investment income                (0.05)     (0.05)     (0.05)     (0.05)     (0.03)     (0.03)     (0.05)     (0.07)   (0.04 )
NET ASSET VALUE,
 END OF PERIOD                  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00   $ 1.00
TOTAL RETURN(B)                   5.54%      5.36%      5.53%      5.50%      3.35%      3.15%      4.61%      7.11%    5.09 %
RATIOS TO AVERAGE
 NET ASSETS
Expenses                          0.20%      0.20%      0.20%      0.20%      0.20%      0.20%      0.20%      0.20%    0.20%*
Net investment income             5.40%      5.24%      5.37%      5.42%      3.29%      3.11%      4.49%      6.65%    8.16%*
Expense waiver/
  reimbursement(c)                0.35%      0.35%      0.36%      0.36%      0.10%      0.07%      0.08%      0.09%    0.15%*
SUPPLEMENTAL DATA
Net assets, end
  of period
  (000 omitted)             $5,289,871 $4,814,583 $4,649,870 $3,441,068 $2,582,975 $2,532,482 $2,432,037 $1,678,880 $576,048


 * Computed on an annualized basis.

 (a) Reflects operations for the period from February 23, 1990 (date of initial public investment) to July 31, 1990.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


FINANCIAL HIGHLIGHTS - INSTITUTIONAL CAPITAL SHARES

TREASURY OBLIGATIONS FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 20.


                                          YEAR  ENDED  JULY 31,
                                            1998    1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.00   $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                        0.05     0.02
LESS DISTRIBUTIONS
Distributions from net investment income    (0.05)   (0.02 )
NET ASSET VALUE, END OF PERIOD             $ 1.00   $ 1.00
TOTAL RETURN(B)                              5.43%    1.58 %
RATIOS TO AVERAGE NET ASSETS
Expenses                                     0.30%    0.30%*
Net investment income                        5.30%    5.42%*
Expense waiver/reimbursement(c)              0.25%    0.25%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)   $31,703  $42,505


 * Computed on an annualized basis.

 (a) Reflects operations for the period from April 14, 1997 (date of initial public investment) to July 31, 1997.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


(See Notes which are an integral part of the Financial Statements)


PORTFOLIO OF INVESTMENTS

TREASURY OBLIGATIONS FUND

JULY 31, 1998


PRINCIPAL
 AMOUNT                                                                                                      VALUE
SHORT-TERM U.S. TREASURY NOTES--13.9%
 $1,434,000,000 5.000% - 8.875%, 11/15/1998-7/31/1999                                                   $ 1,439,566,972
(A)REPURCHASE AGREEMENTS--86.2%
    287,000,000 ABN AMRO Chicago Corp., 5.640%, dated 7/31/1998, due 8/3/1998                               287,000,000
    155,000,000 BA Securities, Inc., 5.630%, dated 7/31/1998, due 8/3/1998                                  155,000,000
    350,000,000 BT Securities Corp., 5.640%, dated 7/31/1998, due 8/3/1998                                  350,000,000
    452,000,000 Bank of Tokyo-Mitsubishi Ltd., 5.650%, dated 7/31/1998, due 8/3/1998                        452,000,000
    100,000,000 Barclays de Zoete Wedd Securities, Inc., 5.500%, dated 7/31/1998, due 8/3/1998              100,000,000
    510,000,000 Barclays de Zoete Wedd Securities, Inc., 5.650%, dated 7/31/1998, due 8/3/1998              510,000,000
    252,000,000 Bear, Stearns and Co., 5.630%, dated 7/31/1998, due 8/3/1998                                252,000,000
    252,000,000 CIBC Wood Gundy Securities Corp., 5.625%, dated 7/31/1998, due 8/3/1998                     252,000,000
     65,000,000 CIBC Wood Gundy Securities Corp., 5.640%, dated 7/31/1998, due 8/3/1998                      65,000,000
    226,000,000 Deutsche Bank Government Securities, Inc., 5.640%, dated 7/31/1998, due 8/3/1998            226,000,000
    492,000,000 Donaldson, Lufkin and Jenrette Securities Corp., 5.620%, dated 7/31/1998, due 8/3/1998      492,000,000
    155,000,000 First Chicago Capital Markets, Inc., 5.620%, dated 7/31/1998, due 8/3/1998                  155,000,000
    492,000,000 First Union Capital Markets, 5.630%, dated 7/31/1998, due 8/3/1998                          492,000,000
    514,000,000 (b)Goldman Sachs Group, LP, 5.480%, dated 6/30/1998, due 10/1/1998                          514,000,000
     66,000,000 (b)Goldman Sachs Group, LP, 5.480%, dated 7/1/1998, due 10/2/1998                            66,000,000
    500,000,000 Goldman Sachs Group, LP, 5.660%, dated 7/31/1998, due 8/3/1998                              500,000,000
    432,000,000 Greenwich Capital Markets, Inc., 5.640%, dated 7/31/1998, due 8/3/1998                      432,000,000
    122,000,000 Harris Nesbitt Thomson, Inc., 5.640%, dated 7/31/1998, due 8/3/1998                         122,000,000
     80,000,000 (b)J.P. Morgan & Co., Inc., 5.490%, dated 7/31/1998, due 9/29/1998                           80,000,000
     35,000,000 J.P. Morgan & Co., Inc., 5.550%, dated 7/31/1998, due 8/3/1998                               35,000,000
    340,000,000 (b)Merrill Lynch, Pierce, Fenner and Smith, 5.500%, dated 5/8/1998, due 8/10/1998           340,000,000
    492,000,000 Salomon Brothers, Inc., 5.650%, dated 7/31/1998, due 8/3/1998                               492,000,000
    130,000,000 Societe Generale Securities Corp., 5.625%, dated 7/31/1998, due 8/3/1998                    130,000,000
    492,000,000 Societe Generale, New York, 5.640%, dated 7/31/1998, due 8/3/1998                           492,000,000
    150,000,000 State Street Bank and Trust Co., 5.620%, dated 7/31/1998, due 8/3/1998                      150,000,000
    492,000,000 Toronto Dominion Securities (USA) Inc., 5.620%, dated 7/31/1998, due 8/3/1998               492,000,000


TREASURY OBLIGATIONS FUND



PRINCIPAL
 AMOUNT                                                                                                      VALUE
(A)REPURCHASE AGREEMENTS--CONTINUED
$   245,000,000 (b)UBS Securities, Inc., 5.450%, dated 6/17/1998, due 9/15/1998                        $    245,000,000
    700,000,000 Warburg Dillon Reed LLC, 5.620%, dated 7/31/1998, due 8/3/1998                              700,000,000
    357,000,000 Westdeutsche Landesbank Girozentrale, 5.640%, dated 7/31/1998, due 8/3/1998                 357,000,000
                TOTAL REPURCHASE AGREEMENTS                                                               8,935,000,000
                TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                               $ 10,374,566,972


 (a) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

 (b) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

 (c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($10,367,001,889) at July 31, 1998.

The following acronyms are used throughout this portfolio:

LLC--Limited Liability Corporation
LP --Limited Partnership



(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

TREASURY OBLIGATIONS FUND

JULY 31, 1998

ASSETS:
Investments in repurchase agreements                                $8,935,000,000
Investments in securities                                            1,439,566,972
Total investments in securities, at amortized cost and value                       $10,374,566,972
Cash                                                                                     2,153,988
Income receivable                                                                       27,855,466
Receivable for shares sold                                                                 797,993
Total assets                                                                        10,405,374,419
LIABILITIES:
Payable for shares redeemed                                                422,399
Income distribution payable                                             35,747,174
Accrued expenses                                                         2,202,957
Total liabilities                                                                       38,372,530
NET ASSETS for 10,367,001,889 shares outstanding                                   $10,367,001,889
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$5,289,870,944 / 5,289,870,944 shares outstanding                                            $1.00
INSTITUTIONAL SERVICE SHARES:
$5,045,428,127 / 5,045,428,127 shares outstanding                                            $1.00
INSTITUTIONAL CAPITAL SHARES:
$31,702,818 / 31,702,818 shares outstanding                                                  $1.00



(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

TREASURY OBLIGATIONS FUND

YEAR ENDED JULY 31, 1998

INVESTMENT INCOME:
Interest                                                                                    $541,436,483
EXPENSES:
Investment advisory fee $ 19,318,524 Administrative personnel and services fee
7,285,996 Custodian fees 496,306 Transfer and dividend disbursing agent fees and expenses 218,712 Directors'/Trustees' fees 64,970 Auditing fees 13,057 Legal fees 37,111 Portfolio accounting fees 693,672 Shareholder services fee--Institutional Shares 13,132,731 Shareholder services fee--Institutional
Service Shares 10,908,834 Shareholder services fee--Institutional Capital Shares
106,590 Share registration costs 873,666 Printing and postage 192,668 Insurance premiums 50,195 Taxes 731 Miscellaneous 35,036 Total expenses 53,428,799
Waivers-- Waiver of investment advisory fee $ (9,537,113) Waiver of shareholder services fee--Institutional Shares (13,132,731) Waiver of shareholder services fee--Institutional Capital Shares (63,954) Total waivers (22,733,798) Net expenses 30,695,001 Net investment income $510,741,482




(See Notes which are an integral part of the Financial Statements)


STATEMENT OF CHANGES IN NET ASSETS

TREASURY OBLIGATIONS FUND


                                                                             YEAR ENDED JULY 31,
                                                                              1998             1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                  $    510,741,482  $    359,583,153
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Institutional Shares                                                       (283,582,801)     (254,552,990)
Institutional Service Shares                                               (224,897,953)     (104,840,770)
Institutional Capital Shares                                                 (2,260,728)         (189,393)
Change in net assets resulting from distributions to shareholders          (510,741,482)     (359,583,153)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                             62,011,458,681    43,911,491,307
Net asset value of shares issued to shareholders in payment of
distributions declared                                                      122,517,950        84,240,302
Cost of shares redeemed                                                 (59,678,173,575)  (42,251,242,453)
Change in net assets resulting from share transactions                    2,455,803,056     1,744,489,156
Change in net assets                                                      2,455,803,056     1,744,489,156
NET ASSETS:
Beginning of period                                                       7,911,198,833     6,166,709,677
End of period                                                          $ 10,367,001,889  $  7,911,198,833




(See Notes which are an integral part of the Financial Statements)


NOTES TO FINANCIAL STATEMENTS

TREASURY OBLIGATIONS FUND

JULY 31, 1998

ORGANIZATION

Money Market Obligations Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Treasury Obligations Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is current income consistent with stability of principal.

The Fund offers three classes of shares: Institutional Shares, Institutional Service Shares, and Institutional Capital Shares. Effective April 14, 1997, the Trust added Institutional Capital Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:



                                                                          YEAR ENDED JULY 31,
INSTITUTIONAL SHARES                                                     1998            1997
Shares sold                                                         29,392,382,133   27,254,234,550
Shares issued to shareholders in payment of distributions declared      45,925,317       50,228,539
Shares redeemed                                                    (28,963,019,841) (27,139,750,037)
Net change resulting from Institutional Share transactions             475,287,609      164,713,052
                                                                          YEAR ENDED JULY 31,
INSTITUTIONAL SERVICE SHARES                                             1998            1997
Shares sold                                                        31,821,116,8 97  16,581,686,8 43
Shares issued to shareholders in payment of distributions declared      74,615,681       33,822,698
Shares redeemed (29,904,414, 631) (15,078,238, 755)
Net change resulting from Institutional Service Share transactions   1,991,317,947    1,537,270,786
                                                                          YEAR ENDED JULY 31,
INSTITUTIONAL CAPITAL SHARES                                             1998           1997(A)
Shares sold                                                            797,959,651     75,569,914
Shares issued to shareholders in payment of distributions declared       1,976,952        189,065
Shares redeemed                                                       (810,739,103)   (33,253,661)
Net change resulting from Institutional Capital Share transactions     (10,802,500)    42,505,318
Net change resulting from share transactions                         2,455,803,056  1,744,489,156



(a) For the period from April 14, 1997 (date of initial public investment) to July 31, 1997.

At July 31, 1998, capital paid-in aggregated $10,367,001,889.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MONEY MARKET OBLIGATIONS TRUST
(Treasury Obligations Fund):

We have audited the accompanying statement of assets and liabilities of Treasury Obligations Fund (an investment portfolio of Money Market Obligations Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of July 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. As to confirmation replies not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Treasury Obligations Fund (an investment portfolio of Money Market Obligations Trust) as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
September 25, 1998

Treasury Obligations Fund

(A Portfolio of Money Market Obligations Trust)
Institutional Service Shares

PROSPECTUS
SEPTEMBER 30, 1998


An Open-End Management Investment Company

TREASURY OBLIGATIONS FUND
INSTITUTIONAL SERVICE SHARES


Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

(graphic)
Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com



Cusip 60934N872
9110208A-SS (9/98)

(graphic)






TREASURY OBLIGATIONS FUND

(A Portfolio of Money Market Obligations Trust)
Institutional Shares

PROSPECTUS

The Institutional Shares of Treasury Obligations Fund (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term U.S. Treasury securities to achieve current income consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information dated September 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated September 30, 1998



TABLE OF CONTENTS

Summary of Fund Expenses   1
Financial Highlights - Institutional Shares   2
General Information 3 Year 2000 Statement 3 Investment Information 3 Investment Objective 3 Investment Policies 3 Investment Limitations 4 Fund Information 4 Management of the Fund 4
Distribution of Institutional Shares   5
Administration of the Fund   5
Net Asset Value   5
How to Purchase Shares   5
Purchasing Shares by Wire   6
Purchasing Shares by Check   6
Invest-by-Phone   6
How to Redeem Shares   6
Redeeming Shares by Telephone   6
Redeeming Shares by Mail   6
Account and Share Information   7
Dividends   7
Capital Gains   7
Account Activity   7
Accounts with Low Balances   7
Voting Rights   7
Tax Information   7
Federal Income Tax   7
State and Local Taxes   8
Other Classes of Shares   8
Performance Information   8
Last Meeting of Shareholders   9
Financial Highlights - Institutional Service Shares   10
Financial Highlights - Institutional Capital Shares   11
Financial Statements  12
Report of Independent Public Accountants   20
SUMMARY OF FUND EXPENSES
INSTITUTIONAL SHARES
SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price or
 redemption proceeds, as applicable)                                                      None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

Management Fee (after waiver)(1)                                                         0.10%
12b-1 Fee                                                                                None
Total Other Expenses                                                                     0.10%
Shareholder Services Fee (after waiver)(2)                                     0.00%
Total Operating Expenses(3)                                                              0.20%

 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.

 (2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion.
The maximum shareholder services fee is 0.25%.

 (3) The total operating expenses would have been 0.55% absent the voluntary waiver of a portion of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information" and "How to Purchase Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.
1 Year                                                                              $ 2
3 Years                                                                             $ 6
5 Years                                                                             $11
10 Years                                                                            $26


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

TREASURY OBLIGATIONS FUND
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
Reference is made to the Report of Independent Public Accountants on page 20.

                                                      YEAR  ENDED  JULY 31,
                         1998       1997      1996       1995        1994      1993        1992      1991     1990(A)
BEGINNING OF PERIOD     $ 1.00    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00   $ 1.00
INCOME FROM
INVESTMENT OPERATIONS
 Net investment income    0.05      0.05       0.05       0.05       0.03       0.03       0.05       0.07     0.04
LESS DISTRIBUTIONS
 Distributions from
 net investment
 income                  (0.05)    (0.05)     (0.05)     (0.05)     (0.03)     (0.03)     (0.05)     (0.07)   (0.04)
NET ASSET VALUE,
END OF PERIOD           $ 1.00    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00   $ 1.00
TOTAL RETURN(B)           5.54%     5.36%      5.53%      5.50%      3.35%      3.15%      4.61%      7.11%    5.09%
RATIOS TO AVERAGE
 NET ASSETS
 Expenses                 0.20%     0.20%      0.20%      0.20%      0.20%      0.20%      0.20%      0.20%    0.20%*
 Net investment
 income                   5.40%     5.24%      5.37%      5.42%      3.29%      3.11%      4.49%      6.65%    8.16%*
 Expense waiver/
 reimbursement(c)         0.35%     0.35%      0.36%      0.36%      0.10%      0.07%      0.08%      0.09%    0.15%*
SUPPLEMENTAL DATA
 Net assets, end
 of period
 (000 omitted)      $5,289,871 $4,814,583 $4,649,870 $3,441,068 $2,582,975 $2,532,482 $2,432,037 $1,678,880 $576,048


 * Computed on an annualized basis.

 (a) Reflects operations for the period from February 23, 1990 (date of initial public investment) to July 31, 1990.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION


The Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 3, 1988. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has established three classes of shares known as Institutional Shares, Institutional Service Shares, and Institutional Capital Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries, and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing only in short-term U.S. Treasury securities. A minimum initial investment of $1,000,000 over a one-year period is required.



The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.



YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator, and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing, and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.



INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing only in a portfolio of U.S. Treasury securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests only in U.S. Treasury securities, which are fully guaranteed as to principal and interest by the United States.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Fund's Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

INVESTMENT LIMITATIONS

The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.


FUND INFORMATION
MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND



Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trust ees of which are John
F. Donahue, Chairman and Director of Federated Inves tors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.



Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SHARES



Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.



SHAREHOLDER SERVICES



The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. specified below:


MAXIMUM              AVERAGE AGGREGATE
 FEE                 DAILY NET ASSETS
0.150%           on the first $250million
0.125%            on the next $250million
0.100%            on the next $250million
0.075%         on assets in excess of $750million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 5:00 p.m. (Eastern time), Monday through Friday, except on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.




HOW TO PURCHASE SHARES



Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.



To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE



Shares may be purchased by Federal Reserve wire by calling the Fund before 5:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 5:00 p.m.(Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Treasury Obligations Fund-Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK



Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Treasury Obligations Fund-Institutional Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.



INVEST-BY-PHONE



Once an account has been opened, a shareholder may use Invest-by-Phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.




HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE



Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 5:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266- 8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.


ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 5:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS



The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net capital gains at least once every 12 months.

ACCOUNT ACTIVITY

Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.


TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.




OTHER CLASSES OF SHARES

The Fund also offers other classes. Institutional Service Shares and Institutional Capital Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000.

All classes are subject to certain of the same expenses.



Institutional Service Shares and Institutional Capital Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.



To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.


PERFORMANCE INFORMATION


From time to time, the Fund advertises its yield, effective yield, and total return. The performance figures will be calculated separately for each class of shares.


Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.




LAST MEETING OF SHAREHOLDERS

A Special Meeting of Trust shareholders was held on April 23, 1998. On February 24, 1998, the record date for shareholders voting at the meeting, there were 28,912,813,604 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1: To elect Trustees.*


                                  SHARES VOTED FOR         SHARES WITHHELD AUTHORITY
Thomas G. Bigley                    17,186,131,753                91,735,736
John T. Conroy, Jr.                 17,186,450,467                91,417,022
Peter E. Madden                     17,187,792,175                90,075,314
John E. Murray, Jr., J.D., S.J.D.   17,187,671,030                90,196,459




 * The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, William J. Copeland, J. Christopher Donahue, James E. Dowd, Esq., Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Esq., Wesley W. Posvar, and Marjorie P. Smuts.




FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SERVICE SHARES

TREASURY OBLIGATIONS FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 20.


                                                    YEAR  ENDED  JULY31,
                                            1998       1997     1996       1995     1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD      $ 1.00      $ 1.00     $ 1.00   $ 1.00   $ 1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income                       0.05       0.05       0.05     0.05    0.003
LESS DISTRIBUTIONS
 Distributions from net investment income  (0.05)      (0.05)     (0.05)   (0.05)  (0.003)
NET ASSET VALUE, END OF PERIOD            $ 1.00      $ 1.00     $ 1.00   $ 1.00   $ 1.00
TOTAL RETURN(B)                             5.28%       5.10%      5.26%    5.23%    0.29 %
RATIOS TO AVERAGE NET ASSETS
 Expenses                                   0.45%       0.45%      0.45%    0.45%    0.39%*
 Net investment income                      5.15%       5.03%      5.12%    5.53%    4.26%*
 Expense waiver/reimbursement(c)            0.10%       0.10%      0.11%    0.11%    0.10%*
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                         $5,045,428 $3,054,110 $1,516,839 $543,855   $8,887




 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 5, 1994 (date of initial public investment) to July 31, 1994.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


FINANCIAL HIGHLIGHTS -- INSTITUTIONAL CAPITAL SHARES

TREASURY OBLIGATIONS FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 20.

                                           YEAR ENDED JULY 31,
                                              1998     1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD        $ 1.00     $ 1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income                        0.05       0.02
LESS DISTRIBUTIONS
 Distributions from net investment income    (0.05)     (0.02)
NET ASSET VALUE, END OF PERIOD              $ 1.00     $ 1.00
TOTAL RETURN(B)                               5.43%      1.58%
RATIOS TO AVERAGE NET ASSETS
 Expenses                                     0.30%      0.30%*
 Net investment income                        5.30%      5.42%*
 Expense waiver/reimbursement(c)              0.25%      0.25%*
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                             $31,703    $42,505


 * Computed on an annualized basis.

 (a) Reflects operations for the period from April 14, 1997 (date of initial public investment) to July 31, 1997.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


(See Notes which are an integral part of the Financial Statements)


PORTFOLIO OF INVESTMENTS

TREASURY OBLIGATIONS FUND

JULY 31, 1998


PRINCIPAL
 AMOUNT                                                                                                       VALUE
SHORT-TERM U.S. TREASURY NOTES -- 13.9%
 $1,434,000,000 5.000% -- 8.875%, 11/15/1998-7/31/1999                                                   $1,439,566,972
(A)REPURCHASE AGREEMENTS -- 86.2%
    287,000,000 ABN AMRO Chicago Corp., 5.640%, dated 7/31/1998, due 8/3/1998                              287,000,000
    155,000,000 BA Securities, Inc., 5.630%, dated 7/31/1998, due 8/3/1998                                 155,000,000
    350,000,000 BT Securities Corp., 5.640%, dated 7/31/1998, due 8/3/1998                                 350,000,000
    452,000,000 Bank of Tokyo-Mitsubishi Ltd., 5.650%, dated 7/31/1998, due 8/3/1998                       452,000,000
    100,000,000 Barclays de Zoete Wedd Securities, Inc., 5.500%, dated 7/31/1998, due 8/3/1998             100,000,000
    510,000,000 Barclays de Zoete Wedd Securities, Inc., 5.650%, dated 7/31/1998, due 8/3/1998             510,000,000
    252,000,000 Bear, Stearns and Co., 5.630%, dated 7/31/1998, due 8/3/1998                               252,000,000
    252,000,000 CIBC Wood Gundy Securities Corp., 5.625%, dated 7/31/1998, due 8/3/1998                    252,000,000
     65,000,000 CIBC Wood Gundy Securities Corp., 5.640%, dated 7/31/1998, due 8/3/1998                     65,000,000
    226,000,000 Deutsche Bank Government Securities, Inc., 5.640%, dated 7/31/1998, due 8/3/1998           226,000,000
    492,000,000 Donaldson, Lufkin and Jenrette Securities Corp., 5.620%, dated 7/31/1998, due 8/3/1998     492,000,000
    155,000,000 First Chicago Capital Markets, Inc., 5.620%, dated 7/31/1998, due 8/3/1998                 155,000,000
    492,000,000 First Union Capital Markets, 5.630%, dated 7/31/1998, due 8/3/1998                         492,000,000
    514,000,000 (b)Goldman Sachs Group, LP, 5.480%, dated 6/30/1998, due 10/1/1998                         514,000,000
     66,000,000 (b)Goldman Sachs Group, LP, 5.480%, dated 7/1/1998, due 10/2/1998                           66,000,000
    500,000,000 Goldman Sachs Group, LP, 5.660%, dated 7/31/1998, due 8/3/1998                             500,000,000
    432,000,000 Greenwich Capital Markets, Inc., 5.640%, dated 7/31/1998, due 8/3/1998                     432,000,000
    122,000,000 Harris Nesbitt Thomson, Inc., 5.640%, dated 7/31/1998, due 8/3/1998                        122,000,000
     80,000,000 (b)J.P. Morgan & Co., Inc., 5.490%, dated 7/31/1998, due 9/29/1998                          80,000,000
     35,000,000 J.P. Morgan & Co., Inc., 5.550%, dated 7/31/1998, due 8/3/1998                              35,000,000
    340,000,000 (b)Merrill Lynch, Pierce, Fenner and Smith, 5.500%, dated 5/8/1998, due 8/10/1998          340,000,000
    492,000,000 Salomon Brothers, Inc., 5.650%, dated 7/31/1998, due 8/3/1998                              492,000,000
    130,000,000 Societe Generale Securities Corp., 5.625%, dated 7/31/1998, due 8/3/1998                   130,000,000
    492,000,000 Societe Generale, New York, 5.640%, dated 7/31/1998, due 8/3/1998                          492,000,000
    150,000,000 State Street Bank and Trust Co., 5.620%, dated 7/31/1998, due 8/3/1998                     150,000,000
    492,000,000 Toronto Dominion Securities (USA) Inc., 5.620%, dated 7/31/1998, due 8/3/1998              492,000,000

TREASURY OBLIGATIONS FUND

PRINCIPAL
 AMOUNT                                                                                                       VALUE
(A)REPURCHASE AGREEMENTS -- CONTINUED
$   245,000,000 (b)UBS Securities, Inc., 5.450%, dated 6/17/1998, due 9/15/1998                        $   245,000,000
    700,000,000 Warburg Dillon Reed LLC, 5.620%, dated 7/31/1998, due 8/3/1998                             700,000,000
    357,000,000 Westdeutsche Landesbank Girozentrale, 5.640%, dated 7/31/1998, due 8/3/1998                357,000,000
                TOTAL REPURCHASE AGREEMENTS                                                              8,935,000,000
                TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                               $10,374,566,972



 (a) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

 (b) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

 (c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($10,367,001,889) at July 31, 1998.

The following acronyms are used throughout this portfolio:
LLC -- Limited Liability Corporation
LP  -- Limited Partnership

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

TREASURY OBLIGATIONS FUND

JULY 31, 1998

ASSETS:
Investments in repurchase agreements                                $8,935,000,000
Investments in securities                                            1,439,566,972
Total investments in securities, at amortized cost and value                           $10,374,566,972
Cash                                                                                         2,153,988
Income receivable                                                                           27,855,466
Receivable for shares sold                                                                     797,993
Total assets                                                                            10,405,374,419
LIABILITIES:
Payable for shares redeemed                                                422,399
Income distribution payable                                             35,747,174
Accrued expenses                                                         2,202,957
Total liabilities                                                                           38,372,530
NET ASSETS for 10,367,001,889 shares outstanding                                       $10,367,001,889
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$5,289,870,944/5,289,870,944 shares outstanding                                                  $1.00
INSTITUTIONAL SERVICE SHARES:
$5,045,428,127/5,045,428,127 shares outstanding                                                  $1.00
INSTITUTIONAL CAPITAL SHARES:
$31,702,818/31,702,818 shares outstanding                                                        $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS
TREASURY OBLIGATIONS FUND
YEAR ENDED JULY 31, 1998

INVESTMENT INCOME:
Interest                                                                                        $541,436,483
EXPENSES:
Investment advisory fee                                                         $ 19,318,524
Administrative personnel and services fee                                          7,285,996
Custodian fees                                                                       496,306
Transfer and dividend disbursing agent fees and expenses                            218,712
Directors'/Trustees' fees                                                             64,970
Auditing fees                                                                         13,057
Legal fees                                                                            37,111
Portfolio accounting fees                                                            693,672
Shareholder services fee - Institutional Shares                                   13,132,731
Shareholder services fee -- Institutional Service Shares                          10,908,834
Shareholder services fee -- Institutional Capital Shares                             106,590
Share registration costs                                                             873,666
Printing and postage                                                                 192,668
Insurance premiums                                                                    50,195
Taxes                                                                                    731
Miscellaneous                                                                         35,036
Total expenses                                                                    53,428,799
Waivers --
Waiver of investment advisory fee                                  $ (9,537,113)
Waiver of shareholder services fee -- Institutional Shares                       (13,132,731)
Waiver of shareholder services fee -- Institutional Capital Shares                   (63,954)
Total waivers                                                                    (22,733,798)
Net expenses                                                                                      30,695,001
Net investment income                                                                           $510,741,482


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
TREASURY OBLIGATIONS FUND


                                                                                                 YEAR ENDED JULY 31,
                                                                                              1998              1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
 Net investment income                                                                 $    510,741,482  $    359,583,153
DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net investment income
 Institutional Shares                                                                      (283,582,801)     (254,552,990)
 Institutional Service Shares                                                              (224,897,953)     (104,840,770)
 Institutional Capital Shares                                                                (2,260,728)         (189,393)
 Change in net assets resulting from distributions to shareholders                         (510,741,482)     (359,583,153)
SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                            62,011,458,681    43,911,491,307
 Net asset value of shares issued to shareholders in payment
 of distributions declared                                                                  122,517,950        84,240,302
 Cost of shares redeemed                                                                (59,678,173,575)  (42,251,242,453)
 Change in net assets resulting from share transactions                                   2,455,803,056     1,744,489,156
 Change in net assets                                                                     2,455,803,056     1,744,489,156
NET ASSETS:
 Beginning of period                                                                      7,911,198,833     6,166,709,677
 End of period                                                                         $ 10,367,001,889  $  7,911,198,833

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

TREASURY OBLIGATIONS FUND

JULY 31, 1998

ORGANIZATION

Money Market Obligations Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Treasury Obligations Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is current income consistent with stability of principal.

The Fund offers three classes of shares: Institutional Shares, Institutional Service Shares, and Institutional Capital Shares. Effective April 14, 1997, the Trust added Institutional Capital Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                                        YEAR ENDED JULY 31,
INSTITUTIONAL SHARES                                                     1998            1997
Shares sold                                                         29,392,382,133   27,254,234,550
Shares issued to shareholders in payment of distributions declared      45,925,317       50,228,539
Shares redeemed                                                    (28,963,019,841) (27,139,750,037)
Net change resulting from Institutional Share transactions             475,287,609      164,713,052

                                                                             YEAR ENDED JULY 31,
INSTITUTIONAL SERVICE SHARES                                                 1998                1997
Shares sold                                                            31,821,116,8 97    16,581,686,843
Shares issued to shareholders in payment of distributions declared          74,615,681        33,822,698
Shares redeemed                                                        (29,904,414,631)  (15,078,238,755)
Net change resulting from Institutional Service Share transactions       1,991,317,947     1,537,270,786

                                                                         YEAR ENDED JULY 31,
INSTITUTIONAL CAPITAL SHARES                                             1998           1997(A)
Shares sold                                                          797,959,651     75,569,914
Shares issued to shareholders in payment of distributions declared     1,976,952        189,065
Shares redeemed                                                     (810,739,103)   (33,253,661)
Net change resulting from Institutional Capital Share transactions   (10,802,500)    42,505,318
Net change resulting from share transactions                       2,455,803,056  1,744,489,156




 (a) For the period from April 14, 1997 (date of initial public investment) to July 31, 1997.

At July 31, 1998, capital paid-in aggregated $10,367,001,889.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MONEY MARKET OBLIGATIONS TRUST
(Treasury Obligations Fund):

We have audited the accompanying statement of assets and liabilities of Treasury Obligations Fund (an investment portfolio of Money Market Obligations Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of July 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. As to confirmation replies not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Treasury Obligations Fund (an investment portfolio of Money Market Obligations Trust) as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
September 25, 1998


TREASURY
OBLIGATIONS FUND

(A Portfolio of Money Market Obligations Trust)
Institutional Shares



PROSPECTUS
SEPTEMBER 30, 1998



An Open-End Management
Investment Company

TREASURY OBLIGATIONS FUND
INSTITUTIONAL SHARES



Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000



DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

CUSTODIAN

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com


Cusip 60934N500
9110208A-IS (9/98)

[graphic]





TREASURY OBLIGATIONS FUND

(A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST)
INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES
INSTITUTIONAL CAPITAL SHARES

STATEMENT OF ADDITIONAL INFORMATION




This Statement of Additional Information should be read with the prospectuses of Treasury Obligations Fund (the "Fund"), a portfolio of Money Market

Obligations Trust (the "Trust") dated September 30, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.



TREASURY OBLIGATIONS FUND
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

Statement dated September 30, 1998







(graphic)

Federated Securities Corp., Distributor

Federated Investors, Inc.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com



Cusip 60934N500

Cusip 60934N872

Cusip 60934N823

9110208B (9/98)



(graphic)

TABLE OF CONTENTS


INVESTMENT POLICIES  1


When-Issued and Delayed Delivery Transactions  1

Repurchase Agreements  1

Lending of Portfolio Securities  1


INVESTMENT LIMITATIONS  1


Selling Short and Buying on Margin  1

Issuing Senior Securities and Borrowing Money  1

Pledging Assets  1

Lending Cash or Securities  1

Investing in Commodities  1

Investing in Real Estate  2

Underwriting  2

Concentration of Investments  2

Diversification of Investments  2

Investing in Illiquid Securities  2

Investing in Securities of Other
  Investment Companies  2

Investing for Control  2

Investing in Options  2

Regulatory Compliance  2


MONEY MARKET OBLIGATIONS TRUST MANAGEMENT  3


Share Ownership  6

Trustee Compensation  7

Trustee Liability  7


INVESTMENT ADVISORY SERVICES  7


Investment Adviser  7

Advisory Fees  8


BROKERAGE TRANSACTIONS   8



OTHER SERVICES  8


Fund Administration  8

Custodian and Portfolio Accountant  8

Transfer Agent  8

Independent Public Accountants  8


DETERMINING NET ASSET VALUE  9



REDEMPTION IN KIND  9



MASSACHUSETTS PARTNERSHIP LAW   9



THE FUND'S TAX STATUS  10



PERFORMANCE INFORMATION  10


Yield  10

Effective Yield  10

Total Return  10

Performance Comparisons  11

Economic and Market Information  11


ABOUT FEDERATED INVESTORS, INC.  11


Mutual Fund Market  12

Institutional Clients  12

Bank Marketing  12

Broker/Dealers and Bank Broker/
    Dealer Subsidiaries  12

INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees (the "Trustees") without shareholder approval.

Shareholders will be notified before any material change in these policies becomes effective.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the

Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund`s records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.



REPURCHASE AGREEMENTS

The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements,

a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.



LENDING OF PORTFOLIO SECURITIES

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase,

the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.



INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.



ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.



The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.



PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Fund at the time of the pledge.



LENDING CASH OR SECURITIES


The Fund will not lend any assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding bonds, debentures, notes,

certificates of indebtedness or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by its investment objective, policies, and limitations or the Declaration of

Trust.


INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.



INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, including limited partnership interests.



UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective,

policies, and limitations.



CONCENTRATION OF INVESTMENTS


The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities.




DIVERSIFICATION OF INVESTMENTS


With respect to securities comprising of 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the

United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.



The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.





INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days after notice.



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund will not purchase securities of other investment companies, except as part of a merger, consolidation, or other acquisition.



INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.



INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.



For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.



The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.



REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.



MONEY MARKET OBLIGATIONS TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Money Market Obligations Trust, and principal occupations.



John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate: July 28,  1924
Chairman and Trustee
Chief Executive Officer and Director or Trustee of the
Funds; Chairman and Director, Federated Investors, Inc.;
Chairman and Trustee, Federated Advisers, Federated
Management, and Federated Research; Chairman and Director,
Federated Research Corp. and Federated Global Research
Corp.; Chairman, Passport Research, Ltd.; Mr. Donahue is the father of
J. Christopher Donahue, President and Trustee of the Trust.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate: February 3, 1934
Trustee
Director or Trustee of the Funds; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937
Trustee
Director or Trustee of the Funds; President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate: July 4, 1918
Trustee
Director or Trustee of the Funds; Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director, United Refinery; Chairman, Pittsburgh Foundation; Director, Forbes Fund; Chairman, Pittsburgh Civic Light Opera.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA
Birthdate: April 11, 1949
President and Trustee
President or Executive Vice President of the Funds; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; Director or Trustee of some of the Funds. Mr. Donahue is the son of John
F. Donahue, Chairman and Trustee of the Trust.

James E. Dowd, Esq.
571 Hayward Mill Road
Concord, MA
Birthdate: May 18, 1922
Trustee
Director or Trustee of the Funds; Attorney-at-law; Director,
The Emerging Germany Fund, Inc.; formerly, President, Boston
Stock Exchange, Inc.; Regional Administrator, United States
Securities and Exchange Commission.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate: October 11, 1932
Trustee
Director or Trustee of the Funds; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; formerly, Member, National Board of Trustees, Leukemia Society of America.

Edward L. Flaherty, Jr., Esq. @
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate: June 18, 1924
Trustee
Director or Trustee of the Funds; Attorney, of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Partner, Meyer and Flaherty.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate: March 16, 1942
Trustee
Director or Trustee of the Funds; formerly, Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation; Director, VISA USA and VISA International; Chairman and Director, Massachusetts Banker Association; Director, Depository Trust Corporation.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate: December 20, 1932
Trustee
Director or Trustee of the Funds; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; formerly, Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate: September 14, 1925
Trustee
Director or Trustee of the Funds; President, World Society for Ekistics, Athens; Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; formerly, Professor, United States Military Academy; Professor, United States Air Force Academy.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate: June 21, 1935
Trustee
Director or Trustee of the Funds; Public Relations/ Marketing/Conference Planning; formerly, National Spokesperson, Aluminum Company of America; business owner.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 22, 1930
Executive Vice President
Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 26, 1938
Executive Vice President, Secretary, and Treasurer Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.




 *This Trustee is deemed to be an "interested person" as defined in the

Investment Company Act of 1940.



 @Member of the Executive Committee. The Executive Committee of the Board of

Trustees handles the responsibilities of the Board between meetings of the

Board.







As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: Automated Government Money Trust; Blanchard

Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust

Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily

Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.;

Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core

Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated

Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated

Government Income Securities, Inc.; Federated Government Trust; Federated

High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income

Securities Trust; Federated Income Trust; Federated Index Trust; Federated

Institutional Trust; Federated Insurance Series; Federated Investment

Portfolios; Federated Investment Trust; Federated Master Trust; Federated

Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund,

Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust;

Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund,

Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total

Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S.

Government Securities Fund: 1-3 Years; Federated U.S. Government Securities

Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years;

Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; High Yield Cash

Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999;

Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series

Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money

Market Obligations Trust II; Money Market Trust; Municipal Securities Income

Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Targeted Duration Trust;

Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for

Financial Institutions; Trust for Government Cash Reserves; Trust for Short-

Term U.S. Government Securities; Trust for U.S. Treasury Obligations;

WesMark Funds; WCT Funds; and World Investment Series, Inc.



SHARE OWNERSHIP

Officers and Trustees as a group own less than 1% of the Fund.



As of September 3, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of the Fund: State Street Bank

and Trust, North Quincy, Massachusetts owned approximately 895,585,881 shares (17.66%); Fleet Securities Corp., Rochester, New York owned approximately 501,988,856 shares (9.90%); and Var & Co., U.S. Bank, N.A., St.

Paul, Minnesota owned approximately 364,988,371 shares (7.20%).



As of September 3, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of the Fund: Chase

Manhattan Bank, New York, New York owned approximately 403,898,150 shares

(7.64%); Trustman, SunTrust Bank, Atlanta, Georgia owned approximately

345,362,788 shares (6.54%); Relico, Relico Trust Company, Atlanta, Georgia

owned approximately 340,314,656 shares (6.44%); and District of Columbia

Corrections, Trustee/Construction & Repair, Washington, DC owned approximately 310,277,141 shares (5.87%).



As of September 3, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Capital Shares of the Fund: American Bank,

Rock Island, Illinois owned approximately 18,027,437 shares (52.97%); and St.

Joseph's Hospital Gross Receipt Money Advantage, Syracuse, New York owned approximately 11,358,000 shares (33.37%).





TRUSTEE COMPENSATION



 NAME,                                AGGREGATE
 POSITION WITH                      COMPENSATION        TOTAL COMPENSATION PAID
 TRUST                              FROM TRUST*#            FROM FUND COMPLEX+

John F. Donahue
 Chairman and Trustee                         $0    $0 for the Trust and
                                                     56 other investment companies in the Fund Complex
Thomas G. Bigley
 Trustee                              $18,351.07     $111,222 for the Trust and
                                                     56 other investment companies in the Fund Complex
John T. Conroy, Jr.
 Trustee                              $20,189.07     $122,362 for the Trust and
                                                     56 other investment companies in the Fund Complex
William J. Copeland
 Trustee                              $20,189.07     $122,362 for the Trust and
                                                     56 other investment companies in the Fund Complex
J. Christopher Donahue
 President and Trustee                        $0     $0 for the Trust and
                                                     18 other investment companies in the Fund Complex
James E. Dowd, Esq.
 Trustee                              $20,189.07     $122,362 for the Trust and
                                                     56 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.
 Trustee                              $18,351.07     $111,222 for the Trust and
                                                     56 other investment companies in the Fund Complex
Edward L. Flaherty, Jr., Esq.
 Trustee                              $20,189.07     $122,362 for the Trust and
                                                     56 other investment companies in the Fund Complex
Peter E. Madden
 Trustee                              $18,351.07     $111,222 for the Trust and
                                                     56 other investment companies in the Fund Complex
John E. Murray, Jr., J.D., S.J.D.
 Trustee                              $18,351.07     $111,222 for the Trust and
                                                     56 other investment companies in the Fund Complex
Wesley W. Posvar
 Trustee                              $18,351.07     $111,222 for the Trust and
                                                     56 other investment companies in the Fund Complex
Marjorie P. Smuts
 Trustee                              $18,351.07     $111,222 for the Trust and
                                                     56 other investment companies in the Fund Complex





 * Information is furnished for the fiscal year ended July 31, 1998.



 # The aggregate compensation is provided for the Trust which is comprised of six portfolios.



 + The information is provided for the last calendar year.





TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.



INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER





The Fund's investment adviser is Federated Management. It is a subsidiary of

Federated Investors, Inc. All the voting securities of Federated Investors,

Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.







The adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the

Fund.



ADVISORY FEES





For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectuses. For the fiscal years ended July 31, 1998, 1997, and 1996, the adviser earned $19,318,524,

$13,886,919, and $11,303,978, respectively, of which $9,537,113, $6,879,101,

and $5,936,217, respectively, were waived.


BROKERAGE TRANSACTIONS


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended July

31, 1998, 1997, and 1996, the Fund paid no brokerage commissions.







Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the

Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.



OTHER SERVICES

FUND ADMINISTRATION





Federated Services Company, a subsidiary of Federated Investors, Inc.,

provides administrative personnel and services to the Fund for a fee as described in the prospectuses. From March 1, 1994 to March 1, 1996, Federated

Administrative Services, a subsidiary of Federated Investors, Inc., served as the Fund's Administrator. For purposes of this Statement of Additional

Information, Federated Services Company and Federated Administrative

Services may hereinafter collectively be referred to as the

"Administrators." For the fiscal years ended July 31, 1998, 1997, and 1996,

the Administrators earned $7,285,996, $5,244,250, and $4,274,511,

respectively.





CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA,

provides certain accounting and recordkeeping services with respect to the

Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.



TRANSFER AGENT





Federated Services Company, through its registered transfer agent, Federated

Shareholder Services Company, maintains all necessary shareholder records.

For its services, the transfer agent receives a fee based on the size, type,

and number of accounts and transactions made by shareholders.





INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP,

Pittsburgh, PA.



SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder

Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.



By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders;

(2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.







For the fiscal year ended July 31, 1998, the Fund earned shareholder service fees on behalf of the Institutional Shares, Institutional Service Shares, and

Institutional Capital Shares in the amounts of $13,132,731, $10,908,834, and

$106,590 of which $0, $10,908,834, and $42,636 were paid to financial institutions, respectively.





DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.



The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule")

promulgated by the Securities and Exchange Commission under the Investment

Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.



REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.



MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.



In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and

distribute to its shareholders at least 90% of its net income earned during the year.



PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested;

changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.



YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.







For the seven-day period ended July 31, 1998, the yield for Institutional

Shares, Institutional Service Shares, and Institutional Capital Shares was

5.44%, 5.19%, and 5.34%, respectively.





EFFECTIVE YIELD





The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting  1 from the result.



For the seven-day period ended July 31, 1998, the effective yield for

Institutional Shares, Institutional Service Shares, and Institutional

Capital Shares was 5.59%, 5.33%, and 5.48%, respectively.





TOTAL RETURN





Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.



Prior to the creation of separate classes of shares, for the one-year and five-year periods ended July 31, 1998 and for the period from December 12,

1989 (start of performance) to July 31, 1998, the average annual total returns were 5.54%, 5.05%, and 5.24%, respectively for Institutional Shares.



For the one-year period ended July 31, 1998 and for the period from July 5,

1994 (date of initial public offering) through July 31, 1998, the average annual total returns were 5.28% and 5.20%, respectively, for Institutional

Service Shares.



For the one-year period ended July 31, 1998, and the period from April 14,

1997 (date of initial public investment) through July 31, 1998, the average annual returns were 5.43%, and 5.43%, respectively for Institutional Capital

Shares.





PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance,

investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:



LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.



IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's MONEY MARKET INSIGHT publication reports monthly and 12-month-to-date investment results for the same money funds.



MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.



SALOMON 30-DAY CD INDEX compares rate levels of 30-day certificates of deposit from the top ten prime

representative banks.



SALOMON 30-DAY TREASURY BILL INDEX is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury,

maturing in 30 days.



DISCOUNT CORPORATION OF NEW YORK 30-DAY FEDERAL AGENCIES is a weekly quote of the average daily offering price for selected federal agency issues maturing in 30 days. Advertising and other promotional literature may include charts,

graphs, and other illustrations using the Fund`s returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition,

the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.


ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the

Investment Company Institute.





ABOUT FEDERATED INVESTORS, INC.

Federated Investors, Inc. is dedicated to meeting investor needs which is reflected in its investment decision making --structured, straightforward,

and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.






The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.







In the money market sector, Federated Investors, Inc. gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-

free money market fund. As of December 31, 1997, Federated managed more than $63.1 billion in assets across 51 money market funds, including 18 government, 11 prime, and 22 municipal with assets approximating $35 billion, $17.1 billion, and $10.9 billion, respectively.



The Chief Investment Officers responsible for oversight of the various investment sectors within Federated Investors, Inc. are: U.S. equity and high yield--J. Thomas Madden; U.S. fixed income--William D. Dawson, III; and global equities and fixed income--Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.





MUTUAL FUND MARKET





Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*



Federated Investors, Inc., through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:





INSTITUTIONAL CLIENTS





Federated Investors, Inc. meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management.

Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.





BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients'

portfolios. The marketing effort to trust clients is headed by Timothy C.

Pillion, Senior Vice President, Bank Marketing & Sales.



BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by

James F. Getz, President, Federated Securities Corp.



 * Source: Investment Company Institute